Exhibit 10.21

Individual/SME/Corporate

DATED THIS DAY OF 30 AUG 2021

BETWEEN

AFFIN ISLAMIC BANK BERHAD

[Registration No. 200501027372(709506-V)]

(Bank)

AND

THE CUSTOMER NAMED IN ITEM 1

OF SCHEDULE 1 HERETO

(Customer)

MASTER FACILITIES AGREEMENT

SOLICITORS

M/s. Manjit Singh Sachdev, Mohammad Radzi & Partners

Advocates & Solicitors

No. 1, 11th Floor, Wisma Havela Thakardas,

Jalan Tiong Nam, Off Jalan Raja Laut,

50350 Kuala Lumpur.

Tel: 03-2698 7533        Fax: 03-2692 0057

E-mail: manjs@mssmr.com

[File Ref: 204044/21/MS/ZU/REIN/AIBB/LDNT(e)]

DS_1 SP (Pin 1/2017)

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

KERAJAAN MALAYSIA

LHDN MALAYSIA

ASAL

SIJIL SETEM

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	T01BEA1E0BXW019
Jenis Surat Cara *Type Of Instrument*	MASTER FACILITIES AGREEMENT SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	30/08/2021
Balasan *Consideration*	RM 825,000.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
AFFIN ISLAMIC BANK BERHAD, NO SYARIKAT 200501027372 (709506-V)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
SAGTEC GROUP SDN. BHD., NO SYARIKAT 201801021489 (1283508-P)

Butiran Harta / Suratcara *Property / Instrument Description*
SIMPANAN TETAP

LHDN MALAYSIA

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	W0180A219729808
Tarikh Penyeteman *Date of Stamping*	06/09/2021
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 4,125.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 4,125.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37

LEMBAGA HASIL DALAM NEGERI
LHDN MALAYSIA

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : **06/09/2021 05:13:49**

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

--- tamat/end ---

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	T01BEA1E0BXW019 (SALINAN 1/2)
Jenis Surat Cara *Type Of Instrument*	MASTER FACILITIES AGREEMENT SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	30/08/2021
Balasan *Consideration*	RM 825,000.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
AFFIN ISLAMIC BANK BERHAD, NO SYARIKAT 200501027372 (709506-V)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
SAGTEC GROUP SDN. BHD., NO SYARIKAT 201801021489 (1283508-P)

Butiran Harta / Suratcara *Property / Instrument Description*
SIMPANAN TETAP

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	W0190A219729808
Tarikh Penyeteman *Date of Stamping*	06/09/2021
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 10.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 10.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 12

LEMBAGA HASIL DALAM NEGERI LHDN MALAYSIA

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : ***06/09/2021 05:13:49***

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

--- *tamat/end* ---

LEMBAGA HASIL DALAM NEGERI MALAYSIA CAWANGAN KUALA LUMPUR BANDAR TINGKAT 3,4,6,7,10,15 DAN 17, MENARA OLYMPIA NO.8, JALAN RAJA CHULAN 50200 KUALA LUMPUR WILAYAH PERSEKUTUAN KUALA LUMPUR	Telefon: 03-2059 3600 Fax: 03 2059 3600 www.hasil.gov.my

Bil Surat Tuan:

204044/21/MS/ZU/REIN/AIBB/LDNT(E)

Tetuan/Tuan/Puan

SAGTEC GROUP SDN. BHD.

10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara,

52200 Kuala Lumpur

Wilayah Persekutuan Kuala Lumpur

Nombor Adjudikasi: T01BEA1E0BXW019	Tarikh: 06/09/2021

Tuan,

NOTIS TAKSIRAN SEKURITI (DUTI AD VALOREM)

Jenis Surat Cara: MASTER FACILITIES AGREEMENT

Permohonan tuan bertarikh 30/08/2021 di bawah Seksyen 36, Akta Setem 1949 dirujuk.

2.	Dimaklumkan duti sebanyak RM 4,145.00 kena dibayar mengikut pengiraan seperti lampiran.

3.	Sila jelaskan duti tersebut selewat-lewatnya pada 06/10/2021. Bayaran boleh dibuat kepada Pemungut Duti Setem:

a)	Secara elektronik melalui Financial Process Exchange (FPX) atau
b)	Di kaunter Pejabat Setem / Pusat Khidmat Hasil secara:

●	Bank Deraf atau
●	Cek Akaun Anak Guam atau
●	Kiriman Wang atau
●	Wang Pos atau
●	Tunai

4.	Kelewatan membayar duti boleh dikenakan penalti di bawah Seksyen 47A, Akta Setem 1949.

Sekian, terima kasih.

“BERKHIDMAT UNTUK NEGARA”

“BERSAMA MEMBANGUN NEGARA”

PEMUNGUT DUTI SETEM LHDNM

Cetakan komputer ini tidak memerlukan tandatangan.

No Adjudikasi:T01BEA1E0BXW019	Lampiran

PENGIRAAN DUTI YANG DIKENAKAN (PRINSIPAL)
Bhg.	A:	Sekuriti
	(a)	Jumlah Pinjaman/Bayaran	RM	825,000.00
Bhg	B:	Duti yang dikenakan
	(b)	Duti yang dikenakan ke atas (a)	RM	4,125.00
	(c)	Tolak amaun duti yang diremitkan / dikecualikan	RM	0.00
	(d)	Duti yang dikenakan	RM	4,125.00
	(e)	Penalti yang dikenakan**	RM	0.00
	(f)	Salinan	RM	20.00
	(g)	Jumlah besar duti yang kena dibayar	RM	4,145.00

** Penalti

Sesuatu dokumen hendaklah disetemkan dalam tempoh 30 hari dari tarikh lanya disempurnakan dalam Malaysia atau dalam tempoh 30 hari selepas la diterima dalam Malaysia sekiranya la disempurnakan diluar Malaysia. Sekiranya la tidak disempurnakan dalam tempoh yang ditetapkan, penalti sebanyak:

(a) RM25.00 atau 5% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan dalam tempoh 3 bulan selepas masa untuk penyeteman.	(b) RM50.00 atau 10% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan selepas tempoh 3 bulan tetapi tidak lewat daripada 6 bulan selepas masa untuk penyeteman.	(c) RM100.00 atau 20% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan selepas 6 bulan selepas masa untuk penyeteman.

Salinan Kepada:

Manjit Singh Sachdev, Mohammad Radzi & Partners

No.1, 11th Floor, Wisma Havela Thakardas,

Jalan Tiong Nam, Off Jalan Raja Laut,

Kuala Lumpur.

50350 Kuala Lumpur

Wilayah Persekutuan Kuala Lumpur

Individual/SME/Corporate

“Customer” means the customer whose name and particulars as set out in Item 1 of Schedule 1 of this Agreement and includes its heirs, beneficiaries, successors in title and permitted assigns.

“Event of Default” means any of the events as set out in Clause 9 of this Agreement.

“Facility” means the Facility as set out in the Letter of Offer subject to the terms of this Agreement and includes any part of it.

“Facility Transaction” means the facility transactions as described in [Schedule 2].

“Indebtedness” means any amount due and payable to the Bank under the Facility.

“Letter of Offer” or “LO” means the letter of offer and standard or specific terms and conditions issued by the Bank and duly accepted by the Customer dated the day and year as set out in Item 2 of Schedule 1 of this Agreement and includes any supplemental, amendment, additional or variation the LO.

“Ringgit Malaysia” or “RM” means the lawful currency of Malaysia.

“Rules of Court 2012” means the Rules of Court 2012 and includes any amendment and variation to it.

“Security Documents” means the security documents as described in the LO and includes such other document given in favour of the Bank to secure the Indebtedness.

“Security Interests” means any mortgage, charge, pledge, lien, right of set off or any security interest created or arising.

“Security Party” means any party, other than the Customer, providing security or guarantee for the Facility and as set out in Item 3 of Schedule 1 hereto.

“Tenure” means the tenure as set out in the LO or such extension as may be granted by the Bank.

“Transaction Documents” means any or all the following documents:

(a)	LO;
(b)	this Agreement;
(c)	Security Documents; and/or
(d)	any other documents as designated by the Bank.

1.2	Interpretation

(a)	The headings in this Agreement are inserted for convenience only and shall not be taken or read as essential parts of this Agreement.

(b)	References to clauses or schedules refers to the clauses or schedules of this Agreement.

Individual/SME/Corporate

(c)	All references to provisions of any legislation, act or statute include references to any amendments, any statutory modification, re-enactment, regulations, proclamations, by- laws, published rulings, policy statements or guidelines issued under the legislation, act or statute.

(d)	References to this Agreement or any agreement or instruments shall include all amendments, variations and modifications to this Agreement as shall from time to time be in force.

(e)	Words importing the singular number shall include the plural number and the same applies in reverse.

(f)	Where two or more persons or parties are included or comprised in any expression, agreements, covenants, terms, stipulations and undertakings expressed to be made by them, it shall be considered as having been made by and be binding upon such persons or parties jointly and severally.

(g)	Words importing the masculine gender shall include the feminine and neuter gender and the same applies in reverse.

(h)	A reference to a document includes any amendment or supplement to, or replacement or novation of that document.

(i)	Any reference to “laws of Malaysia” shall include, without limitation, any act, ordinance, statutory or municipal, rule, regulation, ruling, decree, or order enacted or issued by the Parliament of Malaysia. it shall also include regulations made by any bureau, minister, agency, court, regulatory body, authority or legislative body (including, without limitation, BNM or any taxing, fiscal or other monetary authority).

(j)	The “winding-up” of a person includes the amalgamation, reconstruction, re- organization, administration, scheme of arrangement or presentation of a petition with a view to winding-up or cessation of business of that person and the dissolution, liquidation, merger or consolidation of that person.

(k)	Any reference to a ‘person’ includes any individual, company, corporation, firm, partnership, joint venture, association, organisation, trust, state or agency of a state (in each case, whether or not having separate legal personality). It also includes any political sub-division, bureau, minister, agency, court, regulatory body, authority or legislative body (including, without limitation, BNM or any taxing, fiscal or other monetary authority). Reference to a person or party includes that person’s or party’s heirs, beneficiaries, successors in title and permitted assigns.

(l)	Any reference to ‘Material Adverse Effect’ means any event or events that would, in the opinion of the Bank, have an adverse effect on the business, financial condition, operations or properties of the Customer. It includes the inability of the Customer to perform its obligations under the Transaction Documents. It also includes the validity or enforceability of the Transaction Documents which may affect the Bank’s right and remedies under the Transaction Documents.

(m)	The ‘certificate’ includes statement, confirmation and notification.

Individual/SME/Corporate

2.	THE FACILITY

2.1	The Facility

At the request of the Customer, the Bank agrees to make available to the Customer the Facility, subject to the terms and conditions of this Agreement.

2.2	Purpose

(a)	The Facility shall be used by the Customer towards the purposes as set out in the LO.

(b)	The Customer shall not utilise the Facility for any purpose other than the purposes as stated in the LO unless allowed by the Bank.

(c)	The Bank shall not be under any obligation to ensure that the Facility is utilised towards the purposes as set out in this Agreement.

2.3	Tenure

The Facility shall have the tenure as set out in the LO.

3.	AVAILABILITY

3.1	Conditions Precedent

The Bank’s obligation to make available the Facility shall be subject to the Bank being satisfied that the Conditions Precedent have been complied with and fulfilled by the Customer.

3.2	Waiver of Conditions Precedent

(a)	The Conditions Precedent are inserted for the benefit of the Bank and may be waived by the Bank in whole or in part with or without terms or conditions. Any waiver shall not affect the right of the Bank to insist on the Customer’s compliance with any such waived conditions at any subsequent time to ensure the future availability of the Facility.

(b)	PROVIDED ALWAYS that notwithstanding the non-fulfilment of any of the Conditions Precedent, the Bank may, without prejudice to all its rights and remedies in this Agreement and subject to such conditions as the Bank may impose, disburse the Facility or any part of it.

4.	UNDERTAKING TO PAY

The Customer hereby undertakes to pay the Indebtedness in the manner and at the time as set out in this Agreement. The Customer further undertakes to pay any other amount due and payable to the Bank under this Agreement and/or the Transaction Documents as and when it falls due.

Individual/SME/Corporate

5.	PAYMENT

5.1	Early Settlement

The Customer may make early settlement to the Bank of the Indebtedness in full or partially, subject to the following conditions:

(a)	the Bank shall have received from the Customer not less than thirty (30) Business Days or such other period as may be prescribed by the Bank from time to time, prior written notice (“Early Settlement Notice”) of its intention to make early settlement specifying the relevant amount to be paid and the date of such payment failing which the Bank may factor in such associated costs in reducing ibra’ accordingly;

(b)	the Customer has paid in full all other monies due and outstanding under this Agreement and/or the Transaction Documents;

(c)	the amount payable by the Customer in respect of such early settlement shall be determined by the Bank in accordance with the principles of Shariah;

(d)	any Early Settlement Notice once given shall be binding on the Customer and the Customer shall pay the amount as determined by the Bank on the date specified in such Early Settlement Notice.

5.2	Advance Payment

The Customer may pay the Indebtedness in advance. Any extra payment by Customer will be treated as advance payment and may be made without the Customer giving any prior notice. The advance payments shall be utilized towards payment of the indebtedness as and when it becomes due.

5.3	No Re-utilisation on Amount Prepaid

Unless permitted by the LO, no amount prepaid may be made available for re-utilisation.

6.	SECURITY

6.1	Execution of Security Documents

For better securing the payment of the Indebtedness or any part of it which is outstanding and all monies due and payable to the Bank, the Customer shall execute and shall procure the Security Party to execute the Security Documents as security for the obligation to make timely payment of the indebtedness.

Individual/SME/Corporate

6.2	Continuing Security

(a)	The security created under the Security Documents are intended to be a continuing security for all monies now or in future payable by the Customer to the Bank under this Agreement and/or the Transaction Documents.

(b)	Any security given in favour of the Bank under the Facility shall not affect any security already given by the Customer to the Bank or any security which may in future be given by the Customer to the Bank.

6.3	Covenant to Provide Further Security

(a)	The Customer shall at any time if and when required by the Bank execute or procure the execution in favour of the Bank or to any other person as the Bank shall direct such other mortgages, charges, assignments, transfers or agreements as the Bank shall require and on such agreed terms with the Bank, to additionally or further secure all monies and liabilities agreed to be paid under the terms of the Transaction Documents.

(b)	The Customer shall when required by the Bank deposit with the Bank the documents of title of any or all immovable properties belonging/registered in the Customer’s name for any tenure and all or any debentures, shares, stocks or securities of the Customer on such agreed terms with the Bank.

7.	REPRESENTATIONS AND WARRANTIES

7.1	Representations and Warranties of Customer

The Customer and/or the Security Party acknowledges that the Bank has entered into this Agreement in full reliance of the representations and warranties of the Customer in the following terms:

(a)	the Customer and/or where applicable, the Security Party each has the power or capacity to execute, deliver and perform the terms of the Transaction Documents and the Customer and where applicable, the Security Party has taken all the necessary actions to authorize the execution, delivery and performance of the Transaction Documents;

(b)	each of the Transaction Documents constitutes the legal, valid and binding obligations of the Customer and where applicable, the Security Party in accordance with their respective terms;

(c)	that the execution, delivery and performance of each of the Transaction Documents by the Customer and/or, the Security Party do not and will not breach the provisions of:

(i)	any law, regulation, or any order, or decree of any government authority, agency or court to which any of them is subject; and

Individual/SME/Corporate

(ii)	any contract, undertaking or instrument to which any of them is a party or which are binding upon any of them or any of their assets. It will not result in the creation, imposition of, or any obligation to create, or impose, any mortgage, lien, pledge or charge on any of their assets pursuant to the provisions of any contract, undertaking or instrument;

(d)	all Consents which are required or advisable to be obtained in connection with the execution, delivery, performance, legality or enforceability of any of the Transaction Documents have been obtained and are in full force and effect;

(e)	they are not in default under any agreement to which they are parties or by which they may be bound. There is also no litigation, arbitration, or administrative proceedings which are presently current, or pending, or threatened which might materially affect their solvency or might affect their ability to perform their respective obligations under the Transaction Documents;

(f)	no bankruptcy or winding-up proceedings have been commenced or entered against the Customer and where applicable, any Security Party;

(g)	no steps have been taken or are being taken to appoint a receiver, receiver and manager, or liquidator to take over or to wind-up the Customer and where applicable, the Security Party;

(h)	the Customer and where applicable, each Security Party has filed all tax returns which they are required by law to file. The Customer has also paid or made adequate provisions for the payment of all taxes, assessments, fees and other governmental charges on any of their properties or assets, income or franchise;

(i)	there is no Material Adverse Effect in the financial conditions, operating environment or management of the Customer and/or where applicable, each Security Party or other conditions which will materially affect the ability of the Customer and where applicable, the Security Party to perform its obligations under the Transaction Documents;

(j)	the financial statements of the Customer and/or where applicable, each Security Party which have previously been submitted to the Bank are complete and correct and fairly represents its financial conditions and are in accordance with generally accepted accounting principles applied on a consistent basis;

(k)	the information furnished by the Customer and/or where applicable, each Security Party in connection with the Facility does not contain any untrue statement or omission of any fact. All opinions or projections given to the Bank honestly given;

(1)	there is no default by any of the relevant parties of any of the terms of the Transaction Documents;

(m)	the execution, delivery and performance of the Transaction Documents is within the powers of the Customer and/or the Security Party and does not breach any law or regulation in particular, the prohibition of financings to persons connected with directors under the Companies Act 2016 to which the Customer and/or such Security Party is subject.

Individual/SME/Corporate

7.2	Continuing Nature of Representations and Warranties

The representations and warranties set out herein will remain in force and complied with in all material respects so long as any sums remains available for utilization by the Customer or remains payable under this Agreement.

8.	COVENANTS

8.1	Affirmative Covenants

The Customer hereby covenants, agrees and undertakes with the Bank that so long as the Facility and any other obligations under this Agreement remains outstanding the Customer shall:

(a)	Conduct of Business: carry out and operate its business and affairs with due diligence and efficiency and in accordance with sound financial and industrial standards and practices in accordance with its constitutional documents;

(b)	Authorisations:

(i)	maintain in full force and effect all relevant authorisations (governmental and otherwise) and will promptly obtain any further authorisation which may become necessary to enable it to own its assets, carry on its business and perform its obligations under any of the Transactions Documents; and

(ii)	promptly carry out any registration, filing or notarisation of this Agreement and/or the Transaction Documents, pay any duty or tax and take any action which may be necessary or desirable to ensure the validity or enforceability in Malaysia of the liabilities and obligations of the Customer or the rights of the Bank under the Transaction Documents;

(c)	Shariah compliant purposes: utilise the Facility for purposes that are in compliance with Shariah and the utilisation of the Facility shall be governed by and construed by such rules and directives (whether or not having the force of law) required by BNM or other appropriate authority;

(d)	Anti-Money Laundering, Anti-Terrorism Financing and Proceeds of Unlawful Activities: ensure that it has never and would not:

(i)	engage, directly or indirectly, in a transaction that involves proceeds of any unlawful activity;

(ii)	acquire, receive, possess, disguise, transfer, convert, exchange, carry, dispose, use, remove from or bring into Malaysia proceeds of any unlawful activity; or

Individual/SME/Corporate

(iii)	conceal, disguise or prevent the establishment of the true nature, origin, location, movement, disposition, title of, rights with respect to, or ownership of, proceeds of any unlawful activity; and

the Customer confirms to the Bank that it is not involved in any money laundering activity;

(e)	Information: furnish to the Bank all such information as the Bank shall reasonably request concerning the use of the Facility and any factors materially affecting the business of the Customer;

(f)	Preparation of Accounts

(i)	prepare the financial statements in accordance with generally accepted accounting principles in Malaysia. The financial statements shall give a true and fair view of the operations of the Customer for the period in question. It shall also disclose all the liabilities (actual or contingent) of the Customer:

(ii)	furnish to the Bank as soon as available but in any event not later than six (6) months from the end of each financial year, copies of complete financial statements of the Customer including the balance sheet and profit and loss account audited and certified by a qualified auditor, and

(iii)	furnish to the Bank such other financial information as the Bank may request;

(g)	Performance of Obligations:

(i)	inform the Bank of any legal proceedings, litigation and claims, against it;

(ii)	punctually pay all its indebtedness when due;

(iii)	perform all its other obligations under the LO, this Agreement and the Transaction Documents;

(h)	Event of Default: if it becomes aware of the occurrence of an Event of Default, forthwith notify the Bank and provide the Bank with full details of any steps which it is taking, or is considering taking, in order to remedy or mitigate the effect of the Event of Default;

(i)	Ranking: ensure that its liabilities under the Transaction Documents to which it is a party rank and will rank at least equally and without partiality (pari passu) in point of priority and security with all its other liabilities (both actual and contingent) except;

(i)	liabilities which are subject to liens or rights of set off arising in the normal course of trading and the aggregate amount of which is not material;

(ii)	liabilities which are preferred solely by the laws of Malaysia; and

Individual/SME/Corporate

(iii)	any security interest created which is disclosed to the Bank prior to the date of this Agreement;

(j)	Adverse Changes: promptly notify the Bank of:-

(i)	any material event or adverse change in the condition (financial or otherwise) of the Customer;

(ii)	any litigation or other proceedings of any nature being threatened or initiated against the Customer before any court tribunal or administrative agency which may have a Material Adverse Effect;

(iii)	any dispute between the Customer and any government or statutory body on the Customer’s assets which may have a Material Adverse Effect; and

all such notification to be given to the Bank not later than ten (10) Business Days after the Customer has knowledge of the above.;

(k)	No Default: ensure that no Event of Default under any agreement or arrangement expressly referred to in this Agreement shall have happened and be continuing and which might adversely affect the Customer’s ability from performing the obligations under this Agreement and the Transaction Documents;

(l)	Satisfactory Account: operate an active and satisfactory account and observe the approved limits of the Facility at all times;

(m)	Change tax in Status: immediately inform the Bank in the event there is a change in the Customer’s tax residential status;

(n)	Change in Law: immediately inform the Bank in the event that there are any extraordinary circumstances or change in law or other governmental action in Malaysia occurring which shall make it improbable for the business of the Customer to be carried out;

(o)	Authorised Signatories: forthwith notify the Bank if any of its authorised signatories are no longer authorised to act on the Customer’s behalf;

(p)	Taxes and Outgoings: pay all quit rents, rates, outgoings, assessments and governmental charges promptly and deliver copies of the relevant receipts to the Bank.

(q)	Indemnity: indemnify and keep the Bank fully and completely indemnified and harmless at all times from and against any liabilities, claims, demands, damages, losses, proceedings, costs or expenses which the Bank may incur and/or suffer and/or sustain as a result of the Bank granting the Facility to the Customer, unless directly caused by the Bank’s negligence, default or fraud.

(r)	Change in business: inform the Bank in the event there is any addition to, deletion, variation or change in the nature of its present business in any manner;

Individual/SME/Corporate

(s)	Subordination of third party financings/advances: subordinate all third party financing/advances including but not limited to its existing shareholders’ or directors’ and related companies’ financing/advances or loans (if any) to the Bank.

8.2	Negative Covenants

The Customer hereby covenants, agrees and undertakes with the Bank that so long as the Facility or any obligation of the Customer under this Agreement remains outstanding, the Customer shall not, without prior consent in writing from the Bank (consent not unreasonably withheld):

(a)	Indebtedness: incur, create, assume, guarantee or permit to exist or guarantee any indebtedness other than the Indebtedness created pursuant to this Agreement or any other indebtedness disclosed by the Customer and approved by the Bank prior to the date of this Agreement;

(b)	Security Interests: create or permit to exist over all or any part of its business or assets or undertakings any Security Interest other than those permitted under the Transaction Documents;

(c)	Partnership:

(i)	enter into any partnership, profit-sharing or royalty agreement or other similar arrangement whereby the business of the Customer or its operations are managed by another person, firm or company;

(ii)	enter into any transaction with any person, firm or company or establish any transaction where the Customer might pay more than the ordinary commercial price for any purchase or might receive less than the full ex-works commercial price (subject to normal trade discount) for its products;

(d)	Disposal of Assets: sell, transfer, lease or otherwise dispose of all or a substantial part of its capital, assets or undertake or permit any merger;

(e)	Customer being a corporate or company: where the Customer is a company:

(i)	make any financing/loans or advances or grant any credit or give any guarantee to any of its directors, shareholders or related companies except in the ordinary course of business and on commercial terms on ordinary commercial terms and on the basis of arm’s length transactions;

(ii)	reduce or in any way whatsoever alter (other than by way of an increase) its authorised or issued or paid-up share capital whether by varying the amount, structure, value or the rights attached or convert any of its share capital into stock by consolidating, dividing or subdividing all or any of its shares;

Individual/SME/Corporate

(o)	Account: in the opinion of the Bank the Customer’s account with the Bank is or has not been operated satisfactorily; or

(p)	Takaful: default is made in effecting, maintaining or renewing any takaful contract as required to be effected, maintained or renewed by the Customer; or

(q)	Creditors: the Customer shall make an assignment, arrangement or composition for the benefit of the creditors of the Customer or allow any judgement against the Customer to remain unsatisfied for a period of fourteen (14) days or more; or

(r)	Legal Proceedings: any legal proceedings, a suit or action of any kind (whether criminal or civil) be commenced or threatened to be commenced against the Customer; or

(s)	Bad Cheque Offender: the Customer has been listed as a bad cheque offender by the Dishonoured Cheques Information System (DCHEQS) set up by BNM;

(t)	the above is in addition to any other events of default stated in the applicable Schedules, if any,

then at once or at any time thereafter the Bank may at its discretion, by notice to the Customer declare that an Event of Default shall have occurred whereupon notwithstanding anything to the contrary provided in this Agreement, the Customer shall be obligated to pay the Indebtedness which remains outstanding.

For the purpose of this clause, each of the above paragraphs is to be read independently and no one Event of Default limits the generality of any other Event of Default.

9.2	Enforcement of Security

At any time after the occurrence of the Event of Default, the Bank shall be entitled (but not obligated) to enforce its remedies under any of the Transaction Documents.

9.3	Concurrent Remedy

Upon occurrence of an Event of Default, the Bank shall have the right to exercise all or any of the remedies available under this Agreement and any Security Documents. The Bank shall be entitled to exercise such remedies concurrently, including pursuing all remedies available under the Security Documents and/or the Transaction Documents. At the same time or concurrently the Bank may commence legal action to recover the amount due by the Customer to the Bank. In the event the Bank does not wish to exercise such remedies concurrently the Bank may also institute civil suits against the Customer or any party providing security to recover the Indebtedness or to dispose of or realise any security provided.

Individual/SME/Corporate

10.	PROCEEDS

10.1	Application of Proceeds

If after the security created under the Security Documents becomes enforceable or upon a declaration of an Event of Default, all monies received by the Bank from any proceeding instituted or step taken under any of the Security Documents shall (subject to the payment of debts which by law have priority, if any), be applied by the Bank:

(a)	firstly, in payment of any rents, taxes, assessments, fees, lawful outgoings and other fees due and payable to the relevant authority;

(b)	secondly, in payment of any costs, charges, expenses and liabilities incurred by the Bank and every person appointed by the Bank in realising any security under the Security Documents;

(c)	thirdly, in and towards payment to the Bank of all profit/ljarah then due and remaining unpaid under any or all of the Transaction Documents;

(d)	fourthly, in and towards payment of the principal sum due and remaining unpaid under any or all of the Transaction Documents;

(e)	fifthly, in and towards payment to the Bank of all other monies due and remaining unpaid under any or all of the Transaction Documents;

(f)	sixthly, in and towards payment to the Bank of all other monies due and remaining unpaid;

(g)	seventhly, in payment of any surplus to the Customer or other persons entitled to such surplus.

PROVIDED ALWAYS that the Bank may alter the above order of payment or keep such amounts in a non-profit bearing Shariah-compliant suspense account. Such alteration or payment will not affect the right of the Bank to receive the full amount to which the Bank would have been entitled if the primary order had been observed, or any lesser amount which is ultimately realised from the security.

10.2	Deficiency in Proceeds

If the amount realised by the Bank on the sale of the properties or assets pursuant to Clause 10.1, after deduction and payment from such sale of all fees, costs, charges and other outgoings arising out of such realisation is less than the amount due to the Bank (whether or not the Bank is the purchaser), the Customer or the Security Party shall on demand pay to the Bank, the difference between the amount due to the Bank and the amount realised regardless of whether the banker-customer relationship between the Bank and the Customer has ceased or been terminated. Until payment of such differential amount, the Customer or the Security Party shall pay late payment compensation charges on the differential sum until the date of actual payment made.

Individual/SME/Corporate

11.	COMPENSATION FOR LATE PAYMENT

11.1	Compensation for Late Payment (Ta’widh)

(a)	In addition to and without prejudice to the Bank’s rights powers and remedies in this Agreement and the Security Documents, the Customer shall be liable to pay the Bank compensation on any amount overdue as follows:

(i)	if the default occurs during the tenure of the Facility, at the rate of one per centum (1%) per annum on such overdue instalment under the Facility or on such outstanding balance of the principal sum and earned profit (if any) (subject to rebate, if applicable). The same rate applies where the entire Facility is recalled/accelerated (as the case may be) or brought to court for judgement prior to maturity; and

(ii)	if the default occurs after the maturity of the Facility as provided or upon judgment, whichever is earlier, at the rate which is the prevailing daily overnight Islamic Interbank Money Market rate on such outstanding balance of the principal sum and earned profit (if any) (subject to rebate, if applicable);

(iii)	at all times, the rate to apply in any of the circumstances above has to be allowed by the Bank’s Shariah Committee and the Shariah Advisory Council of BNM.

(b)	It is further agreed that the compensation shall not be compounded.

(c)	The compensation at the abovementioned rate shall be payable by the Customer after as well as before any judgment or order of court.

11.2	Statement of Account

A statement of account in writing stating the amount payable by the Customer under this Agreement and/or the Transaction Documents issued by any authorised officer of the Bank shall in the absence of manifest error be conclusive evidence.

12.	PAYMENTS

12.1	Payment Clear from Deduction

All payments to be made under the Transaction Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim and in immediately available and transferable funds for commodities value on the due date thereof.

Individual/SME/Corporate

12.2	All Payment Received to be Payment in Gross

All monies received from the Customer or from the Security Party or any third party whether from the realisation of the security created by the Security Documents or otherwise shall be treated as payments in gross. It will not be attributable to any specific part of the monies covenanted to be paid even if appropriated by the Bank. The Customer or any other person or persons claiming under the Customer shall have no claim to the securities held by the Bank unless and until the Bank has received the full amount due to the Bank by the Customer.

12.3	Withholding

All payments by the Customer under this Agreement and/or the Transaction Documents shall be made in full without any deduction or withholding (whether in respect of set off, counterclaim, duties, taxes, charges) unless the deduction or withholding is required by law, in which event the Customer shall:

(a)	ensure that the deduction or withholding does not exceed the minimum amount legally required;

(b)	forthwith pay to the Bank such additional amount so that the net amount received by the Bank will equal the full amount which would have been received by it had no such deduction or withholding been made;

(c)	pay to the relevant taxation or other authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding;

(d)	furnish to the Bank, within the period for payment permitted by the applicable law, either:

(i)	an official receipt of the relevant taxation authorities in respect of all amounts so deducted or withheld as aforesaid; or

(ii)	if such receipts are not issued by the relevant taxation authorities on payments to them of amounts so deducted or withheld, a certificate of deduction or equivalent evidence of the relevant deduction or withholding.

13.	INDEMNITY

13.1	Indemnity

(a)	The Customer shall at all times fully indemnify and keep the Bank indemnified against any action, proceeding, claim, expense, loss, damage or liability which the Bank may incur as a consequence of any Event of Default or otherwise in connection with this Agreement and/or the Transaction Documents unless directly caused by the Bank’s negligence, default or fraud.

Individual/SME/Corporate

(b)	Any certificate issued by the Bank in connection with the above shall, in the absence of manifest error, be conclusive.

(c)	The indemnity shall also extend to any expenses, fees (including legal fees on solicitors and client basis) or other sums payable in connection with the enforcement of any of the rights of the Bank under this Agreement or the Transaction Documents.

13.2	Indemnities Separate

The foregoing indemnities are separate and independent from the Customer’s other obligations under this Agreement.

14.	EXPENSES

14.1	Expenses

The Customer shall on demand pay:

(a)	to the Bank all expenses, in each case on the basis of a full indemnity, (including legal and out-of-pocket expenses) incurred by the Bank in connection with the negotiation, preparation or completion of the Transaction Documents;

(b)	any expenses covenanted to be paid by the Customer under this Agreement which are paid by the Bank on behalf of the Customer and form part of the Indebtedness; and

(c)	if any amount due under the Transaction Documents shall be required to be recovered through any process of law, or placed in the hands of solicitors for recovery, to pay all the solicitors’ fees and expenses on a solicitor-client basis.

For the purpose of sub-clauses (a) to (c) above, the Bank shall, subject to compliance with Shariah principles and with prior notice to the Customer, have the right to debit any account of the Customer with the Bank. Such monies shall be secured under the Security Documents and shall be subject to the applicable compensation for late payment.

14.2	Stamp duty

The Customer shall pay all stamp duties and taxes to which this Agreement, the Transaction Documents or any related documents may be subject. The Customer agrees to indemnify the Bank and keep the Bank indemnified from and against any expense, damage, loss or liability which any of them may incur as a result of any delay or omission by the Customer to pay such duties.

15.	ASSIGNMENT AND TRANSFER

15.1	Benefit of Agreement

(a)	Save and except if the assignment and/or transfer is to the detriment of the Customer, the Bank shall (subject to compliance with Shariah principles) be entitled after giving due notice to the Customer, to assign its rights and/or transfer its obligations under this Agreement or any part of this Agreement and/or transfer its obligations, and

(i)	for this purpose may disclose to a potential assignee or transferee or any other person who derives or may derive rights or obligations under or by reference to this Agreement such information about the Customer as shall have been made available to the Bank; and

Individual/SME/Corporate

(ii)	where the Bank transfers its obligations (in whole or in part), the Customer shall execute such documents as are reasonably necessary to release the Bank to the extent of the transfer and join the transferee as a party to this Agreement;

(b)	All costs and expenses incurred by the Bank and/or the assignee/transferee pursuant to or incidental to such assignment/transfer which arises from breach by the Customer or the Security Party of the term of the Facility or upon occurrence of the Event of Default shall be borne by the Customer or the Security Party.

(c)	All costs and expenses incurred by the Bank and/or the assignee/transferee pursuant to or incidental to such assignment/transfer which do not arise from breach by the Customer or the Security Party of the terms of the Facility, shall be borne by the Bank.

15.2	No Assignment or Transfer by Customer

The Customer may not assign or transfer any of its rights and/or transfer any of its obligations under this Agreement and/or under the Transaction Documents to which it is a party without the prior written consent of the Bank.

16.	FURTHER PROVISIONS

16.1	Evidence of Indebtedness

In any proceedings relating to this Agreement and the Facility, a statement as to any amount due to the Bank which is certified as being correct by an authorized officer of the Bank shall, in the absence of manifest error, be conclusive evidence that such amount is in fact due and payable.

16.2	Reconstruction

Any changes in the Customer or the Security Party by way of amalgamation, reconstruction or otherwise shall not affect their liabilities or obligations in the Transaction Documents.

16.3	Rights cumulative, waivers

The rights of the Bank under this Agreement are cumulative and may be exercised as often as the Bank considers it reasonably appropriate. The rights of the Bank in relation to the Facility shall not be capable of being waived or varied except in writing. No failure or delay in exercising nor any omission to exercise any rights or remedy of the Bank under this Agreement upon any breach of the Customer shall affect such right or remedy nor regarded as the Bank waiving its right or remedy or accepting such a breach.

Individual/SME/Corporate

16.4	Time

Time, wherever mention in this Agreement, shall be of essence.

16.5	Notices

(a)	Any notice, demand or other communication (including computer generated notices/statements that do not require any signature) from the Bank under this Agreement shall be given in writing to the Customer at the Customer’s address, facsimile numbers or electronically (including email) as stated in the Letter of Offer and/or last appearing in the Bank’s records. The notices may be given or made by post, facsimile, electronically (including email), personal delivery or such other mode as may be determined by the Bank.

(b)	The notices or other communications are given to the Customer:

(i)	in the case of post, five (5) days after the date of posting;
(ii)	in the case of facsimile, on the day of transmission;
(iii)	in the case of electronic mail, on the day it is sent provided that the Bank has not received a failed or undeliverable message from the host provider on the data of transmission; and
(iv)	in the case of personal delivery, at the time of delivery.

(c)	The Customer expressly agrees with the Bank to inform the Bank immediately of any change in the contact information such as correspondence address, phone number, facsimile number and/or email address of the Customer. Any change in the Customer’s contact information such as address, phone number, facsimile number and/or email address is not binding on the Bank unless the Customer has given notice in writing to the Bank and/or via other channels provided by the Bank.

16.6	Service of legal process

(a)	The service of any legal process pursuant to the Rules of Court 2012 may be given by prepaid registered post sent to the respective address of the parties provided in this Agreement. Such legal process shall be considered to have been duly served after the expiration of five (5) Business Days from the date it is posted and if delivered by hand, on the day it was delivered.

(c)	No change in the address for service shall be effective unless the Customer has given to the Bank actual notice of the change of the address. Anything done by the Bank before the notice of change of address is received by the Bank will be valid and effective.

Individual/SME/Corporate

16.7	Severability

Any term or condition in this Agreement which turns out to be illegal or invalid, shall not cause the remaining terms or conditions to be likewise illegal or invalid.

16.8	Modification and indulgence

Subject to compliance with Shariah principles, the Bank may at any time (by letter or other form of agreement), without in any way affecting this Agreement:

(a)	grant to the Customer or any Security Party any time or indulgence; and/or

(b)	renew any bill, notes or any negotiable securities; and/or

(c)	deal with, exchange, release or modify or abstain from perfecting or enforcing any securities or other guarantees or rights it may now or from time to time have from or against the Customer or any Security Party or any other person; and/or

(d)	compound with the Customer or any Security Party or any other person; and/or

(e)	enter into any settlement arrangement with the Customer, Security Party, or any other person; and/or

(f)	conduct credit checks on the Customer or the Security Party at anytime during the tenure of the financing.

16.9	Variation of terms

(a)	Subject to Shariah principles, it is hereby expressly agreed and declared by the parties that notwithstanding any of the provisions of this Agreement to the contrary, the provisions and terms of this Agreement may at any time and from time to time be varied or amended by the Bank by giving prior notice (together with the reasons for such variation or amendment) of at least twenty one (21) calendar days to the Customer.

(b)	If the Customer is not agreeable to the amended terms and conditions of this Agreement, the Customer shall notify the Bank in writing of the same within twenty-one (21) calendar days from the date of notice by the Bank and redeem the Facility by paying the Indebtedness and all sums due to the Bank in full.

(c)	In the event the Customer continues to maintain the Facility twenty-one (21) calendar days after the notice of any amendment to the terms and conditions of this Agreement by the Bank, the Customer shall be considered to have accepted the amendments to the terms and conditions of this Agreement.

Individual/SME/Corporate

16.10	Disclosure of information

The Customer hereby agrees and permits the Bank to disclose any information relating to the Customer, the Facility or the Transaction Documents to:

(a)	the Central Credit Unit, Dishonoured Cheques Information System (DCHEQS) and Central Credit Reference Information System (CCRIS) of BNM or such other authority having jurisdiction over the Bank; or

(b)	any party (including professional advisers and debt collection agent) pursuant to any enforcement, preservation and/or attempted enforcement or preservation of this Agreement; or

(c)	any party providing security or any surety; or

(d)	any party or authority, if required by any law, regulation or by-law or pursuant to any order from any court of competent jurisdiction; or

(e)	companies which are now or which in the future may be subsidiaries within the banking group of the Bank, subject to the provisions of the Islamic Financial Services Act 2013 [Act 759] and any regulations from BNM; and

(f)	any credit reporting agencies.

The full Privacy Notice is contained in the Bank official website at www.affinislamic.com.my.

The Customer hereby expressly consents to permit the Bank to conduct credit check on the Customer for the purpose of this Agreement at the Central Credit Bureau, Central Credit Reference Information System (CCRIS), CTOS Sdn Bhd, Dishonoured Cheques Information System (DCHEQS), Financial Information Services Sdn Bhd (FIS), RAM Credit Information Sdn Bhd or any registered credit reporting agencies.

16.11	Bank Negara Malaysia

The Facility shall be at all times governed by such rules, regulations and/or directives (whether or not having the force of law) required or imposed upon the Bank from time to time and at any time by BNM or any other authority having jurisdiction over the Bank.

16.12	Currency

All sums of money herein offered and to be received by the Bank shall be in Ringgit Malaysia or such other currency to be determined by the Bank.

16.13	Language Version

Where request is made by the Customer for Malay version of this Agreement, the Bank shall provide the Customer with such Malay version accordingly.

Individual/SME/Corporate

16.14	Suspense account

Any money received hereunder may be placed and kept to the credit of a non-income bearing Shariah-compliant suspense account for so long as the Bank thinks fit. The Bank is not obliged to apply the money to discharge the liabilities due under this Agreement. In the event of any proceedings in bankruptcy, liquidation, composition or arrangement the Bank may prove for and agree to accept any dividend or composition as declared by the relevant authority.

16.15	Right to Consolidate Accounts

Subject to compliance with Shariah principles, the Bank shall have the right to consolidate any or all accounts of the Customer with the Bank and such right may be exercised by the Bank following an occurrence of an Event of Default. The Customer shall not be entitled to require the release of any security provided to the Bank except on payment by the Customer to the Bank of all monies under the Facility or other account where the Customer is a guarantor or security provider.

16.16	Terms of Letter of Offer Incorporated

All the provisions, terms and conditions stated in the LO is an integral part of this Agreement. In the event of any conflict or discrepancy between this Agreement and the LO, the LO shall prevail for the purpose of interpretation and enforcement of this Agreement but only to the extent of such conflict or discrepancy.

16.17	Right of Set-Off

The Customer hereby agrees that the Bank may, subject to compliance with Shariah principles, at any time after an Event of Default, combine or consolidate existing accounts of the Customer in credit in Ringgit or other currency. Where the account is a joint account with a third party, consent must be obtained from the third party. The purpose of the consolidation is to use the amount in credit to set-off any part of the Indebtedness. Where such combination or set-off requires the conversion of one currency into another currency the rate shall be calculated at the then prevailing spot rate of exchange of the Bank with prior notice of at least seven (7) calendar days to the Customer. Any set-off and/or combination or consolidation of existing accounts of the Customer is to be with prior notice of at least seven (7) calendar days to the Customer.

16.18	Governing law

This Agreement is governed by the laws of Malaysia and the parties agree to submit to the jurisdiction of the Courts in Malaysia.

16.19	Successors bound

This Agreement shall be binding upon the successors-in-title assigns, heirs, personal representatives of the Customer and on the successors-in-title and assigns of the Bank.

Individual/SME/Corporate

16.20	Upstamping

If:

(i)	the Bank grants any additional financing facility at the request of the Customer; or

(ii)	the total monies and liabilities due and payable to the Bank shall at any time exceed the limit of the Facility for which the Security Documents have been stamped to secure,

the Bank shall be at liberty at any time to upstamp this Agreement for the excess amount. Such monies paid by the Bank shall be payable on demand by the Customer. Subject to compliance with Shariah principles, the Bank shall have the right to debit any account of the Customer with the Bank for that purpose. Such monies shall be secured under the Security Documents in addition to the monies secured with the same priority and shall be subject to the applicable compensation for late payment.

16.21	Tax

Any sum set out payable by any party to any other party in this Agreement shall be exclusive of any tax. The Bank’s charges also exclude any tax. However, if in future such a service tax is imposed, the Bank will be entitled to recover from the Customer any tax that the Bank is required by law to collect.

16.22	Whistle-Blowing & Business Ethics

(a)	The Customer shall, as soon as reasonably possible, inform any of the officers of the Bank in writing, upon having knowledge of any director, officer or employee of the Bank, asking for or receiving from the Customer or its Affiliates, any Gratification in relation to this Agreement, and the Customer or its Affiliates knows that such Gratification is not for the benefit of the Bank.

(b)	The Customer undertakes that neither it nor its Affiliate nor anyone acting on its direction or authority shall, give or offer, or agree to give or offer, any Gratification in relation to this Agreement as an inducement or reward to any director, officer or employee of the Bank or any other person, for doing or refrain from doing any act under this Agreement.

(c)	In the event there is evidence that the Customer, its Affiliate or anyone acting under its direction or authority is in breach of clause (a) or (b) above, the Bank may terminate this Agreement by giving written notice to the Customer. Upon such termination, the Bank shall be entitled to claim all losses, costs, damages and expenses incurred by the Bank arising from such termination.

(d)	Subject to any written law and with the exception of written requests from the Customer’s internal auditors or lawyers for information required by any laws, the Bank shall keep confidential any information disclosed or received including the identity of the person giving the information and all the circumstances relating to the information.

Individual/SME/Corporate

(e)	The Customer shall also whistle-blow in the event of any malpractice or wrong-doing by the Bank’s staff or employees toward them or their staff, agents or contractors.

(f)	For the purpose of this clause:

“Affiliate” means in relation to the Customer, any person or entity owned and controlled by the Customer, or any person or entity that controls the Customer.

“Gratification” includes any gift, money, property or thing of value or any service, favour or other thing of value, or any service, favour or other intangible benefit or consideration of any kind, or any other similar advantage.

16.23	Additional Provisions Applicable to the Facility

The additional provisions set out in the schedules and appendices of this Agreement shall be read as part and parcel of this Agreement. The additional provisions shall be applicable in full force and effect in all respect as if the said provisions were spelt out and stated in this Agreement. In the event of any conflict or discrepancies between the additional provisions with this Agreement, the additional provisions shall prevail for interpretation and enforcement but only to the extent such conflict or discrepancies.

16.24	Guidelines

The transaction arising from this Agreement shall at all times be subject to all prevailing guidelines, procedures, terms, rules, directives, regulations (whether or not having the force of law) in order to ensure industry practices are met. In the event of any conflict or discrepancies between the guidelines, procedures, terms, rules, directives, regulations with the provisions of this Agreement, the guidelines, procedures, terms, rules, directives, and regulations shall prevail but only to the extent of the conflict or discrepancies.

16.25	Foreign Exchange Administration Rules (FEA)

The Customer shall comply with the provisions of the Islamic Financial Services Act, 2013, the Foreign Exchange Administration Rules issued by Bank Negara Malaysia and other applicable regulations, notices and guidelines. The Customer shall arrange, coordinate, manage and obtain all the necessary Consents required in connection with the execution, performance, validity or enforceability of the Transaction Documents.

16.26	Stamp Duty

This Agreement forms part of the several instruments employed in one transaction within the meaning of Section 4(3) of the Stamp Act 1949 [Act 378] to secure the payment of the Indebtedness and all other monies payable by the Customer to the Bank. For the purpose of the said section, this Agreement shall be considered as the principal instrument and other documents shall be considered as subsidiary or auxiliary instrument(s).

[End of Clauses]

Individual/SME/Corporate

Individual/SME/Corporate

SCHEDULE 1

Main Terms and Particulars of Facility

Item	Description	Particulars
1.	Customer	[Name of Customer:	]SAGTEC GROUP SDN. BHD.
		[Company number:	]201801021489 (1283508-P)
		[Registered address:	]181, Leboh Unta, Taman
Berkeley, 41150 Klang, Selangor

2.	Letter of Offer	16th July 2021

3.	Security Party	~~[Name of Security Party:]~~
~~[Company number: ]~~
~~[Registered address: ]~~

[Name of Security Party: NG CHEN LOK (NRIC No. 870203-06-5701) of No. 64, Jalan Udang Gantung 8, Taman Megah, Kepong, 52100 Kuala Lumpur

[Name of Security Party: SYARIKAT JAMINAN PEMBIAYAAN PERNIAGAAN (SJPP)

SCHEDULE 2

TERMS AND CONDITIONS OF TAWARRUQ CASH LINE-i FACILITY

1	DEFINITION

In this Schedule, each of the following expressions has, except where the context otherwise requires, the meaning shown opposite it:

“Agency Fee” means the agency fee payable by the Customer to the Bank in the amount and/or in the manner as stated in the Letter of Offer.

“Bank’s Purchase Price” means the amount as stated in the Purchase Undertaking equivalent to the amount of the Facility.

“Bank’s Sale Price” means the amount as calculated based on the Ceiling Profit Rate which is payable by the Customer to the Bank on deferred payment term.

“Ceiling Profit Rate” means the ceiling profit rate as set out in the Letter of Offer.

“Commodity” means such Shariah compliant commodity acceptable to the Bank as particularly described in the Murabahah Sale Contract or as referred to in the Murabahah Sale Confirmation (as the case maybe).

“Commodity Supplier” in relation to the Tawarruq Transaction, means the commodity supplier as acceptable to the Bank.

“Effective Profit Rate” means the effective profit rate as set out in the Letter of Offer.

“Facility Transaction” means Tawarruq Transaction.

“Letter of Agency” in relation to the Tawarruq Transaction, means the letter of agency issued by the Customer in favour of the Bank in the form as set out in Annexure 3 of this Schedule or any other form acceptable to the Bank duly completed.

“Murabahah Sale Confirmation” means the confirmation in writing issued by the Bank to signify the conclusion of the Tawarruq Transaction subject to the terms of this Agreement.

“Murabahah Sale Contract” in relation to the Tawarruq Transaction, means the murabahah sale contract entered into between the Bank and the Customer in the form as set out in Annexure 2 of this Schedule or any other form acceptable to the Bank duly completed.

“Purchase Undertaking” in relation to the Tawarruq Transaction, means the letter of purchase undertaking issued by the Customer in favour of the Bank in the form as set out in Annexure 1 of this Schedule or any other form acceptable to the Bank duly completed.

“Tawarruq Transaction” means the transactions as stipulated under Clause 2 of this Schedule.

1

2.	TAWARRUQ TRANSACTION

(a)	The Customer shall enter into the Tawarruq Transaction prior to disbursement of the Facility.

(b)	In accordance with the Shariah concept of Tawarruq, the Tawarruq Transaction as follows shall take place:

(i)	Pursuant to the Purchase Undertaking, the Bank will, purchase the Commodity from Commodity Supplier at the Bank’s Purchase Price;

(ii)	Pursuant to the Murabahah Sale Contract (if applicable), the Bank will, at the request of the Customer, sell the Commodity to the Customer at the Bank’s Sale Price on deferred payment terms; and

(iii)	Pursuant to the Letter of Agency, the Customer will appoint the Bank as agent to act for and on behalf of the Customer to sell and conclude the sale of the Commodity to the Commodity Supplier (who shall not be the same commodity supplier in Clause 2(b)(i) above, except where the sale is on random basis) at the Bank’s Purchase Price.

(iv)	In accordance with the Letter of Agency, the Bank, acting as agent of the Customer, will sell the Commodity to the Commodity Supplier (who shall not be the same commodity supplier in Clause 2(b)(i) above, except where the sale is on random basis) at the Bank’s Purchase Price which is equivalent to the amount of the Facility. The proceeds from the sale will be made available to the Customer subject to the terms and conditions of the Facility.

(v)	Alternatively, the sale of the Commodity by the Bank to the Customer may be concluded by way of verbal contract as follows:-

(aa)	the sale of the commodity will be concluded verbally between the Bank and the Customer;

(bb)	upon conclusion of the verbal murabahah sale transaction of the Commodity, the Bank will issue confirmation of murabahah sale transaction which will provide the agreed Bank’s Sale Price payable on deferred payment term; and

(cc)	if the parties conclude the murabahah sale transaction by way of verbal contract, the parties are no longer required to enter into the Murabahah Sale Contract.

(c)	In relation to the agency created under the Letter of Agency, the Customer shall pay to the Bank the Agency Fee subject to the terms and conditions as stated in the Letter of Offer and the Letter of Agency.

2

3.	FURTHER PROVISION

3.1	Payment by the Bank

(a)	The Facility will be made available for utilisation into a designated current account-i of the Customer with the Bank (“Account”).

(b)	The utilisation of such amount from the Account shall be effected from time to time by cheques drawn on the Bank by the Customer or by such other modes as may be agreed to between the Customer and the Bank from time to time.

(c)	The availability of the Facility in the Account in the above stated manner by the Bank shall be deemed to be effective payment of the same to the Customer of the Bank’s Purchase Price.

3.2	Payment by the Customer

(a)	The Customer shall pay to the Bank the Bank’s Sale Price in the amount, at the time and in the manner as specified in Clause (b) below or any other manner as determined by the Bank from time to time with prior notice to the Customer.

(b)	Unless otherwise provided in the Murabahah Sale Contract or the Murabahah Sale Confirmation (as the case maybe), the Customer agrees that the payment of the Bank’s Sale Price shall be effected as follows:-

(i)	Profit Margin

(aa)	The profit margin under the Bank’s Sale Price shall be realized on a monthly basis by debiting the Account as long as it is still within the drawing limit; and

(bb)	If the Account is already fully utilized, the Customer shall be required to service the monthly profit through payments made directly to the Bank.

(ii)	Principal Portion

The principal portion of the Bank’s Sale Price shall be payable in one lump sum at the end of the Tenure.

(c)	The Bank’s Sale Price is calculated based on the Ceiling Profit Rate. However, the monthly payment of the Bank’s Sale Price shall be calculated based on the Effective Profit Rate which will not exceed the Ceiling Profit Rate. The Bank shall grant rebate for the differential between the Ceiling Profit Rate and Effective Profit Rate.

(d)	Where any payment is due to be made by the Customer under this Agreement on a day which is not a Business Day, then in such case, the due date for payment shall be made on the immediately preceding Business Day.

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3.3	Review and Renewal of Facility

(a)	The Facility is granted conditional upon the Customer conducting the Account with the Bank satisfactorily at all times.

(b)	The Facility shall be subject to review from time to time in the manner as determined by the Bank.

(c)	Pursuant to the review, the Bank shall have the right, subject to Shariah principle, to terminate the Facility, accelerate the Bank’s Sale Price and/or vary the terms of the Facility with twenty-one (21) calendar days prior notice to the Customer.

(d)	If the Customer is not agreeable to the amended terms and conditions of this Agreement, the Customer shall notify the Bank in writing of the same within twenty-one (21) calendar days from the date of notice by the Bank.

(e)	In the event the Customer continues to maintain the Facility, twenty-one (21) calendar days after the notice of any amendment to the terms and conditions of this Agreement by the Bank, the Customer shall be considered to have accepted the amendments to the terms and conditions of this Agreement.

(f)	Notwithstanding all the above or the tenure of the Facility, the entire Facility shall become due and payable on demand.

(g)	The Bank may at its discretion, upon request by the Customer to renew the Facility, grant a renewal of the Facility subject to the new Tenure and upon such terms and conditions as may be deemed fit by the Bank.

(h)	On such renewal, all proceeds of the new or renewed Facility shall first be applied towards the payment of all amounts then outstanding and due to the Bank under the existing facility without further notice or demand.

(i)	Any request for renewal may be made by the Customer within the period as determined by the Bank from time to time prior to the maturity of the existing facility in the form substantially set out in Annexure 4 of this Schedule or any other form acceptable to the Bank.

(j)	Any renewal, once approved by the Bank, shall be affected by the Customer and the Bank executing the fresh Tawarruq Transaction.

3.4	Ibra’ (Rebate)

(a)	The Bank shall grant rebate to the Customer if any of the following shall occur:

(i)	The Customer makes early settlement or early redemption, including those arising from prepayments;

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(ii)	The Customer makes settlement of the original financing contract due to financing restructuring exercise;

(iii)	The Customer makes settlement of the Facility in the case of default; or

(iv)	The Customer makes settlement of the Facility in the event of termination or cancellation of financing before the maturity date.

(b)	Rebate shall be calculated based on the following formula:

(i)	Normal Situation

Deferred profit (at the point of settlement of financing) - Early Settlement Charges (if any).

(ii)	For non-delivery/non-possession of asset

Deferred profit (at the point of settlement of financing) + Undisbursed principal or Cost of Purchase - Early Settlement Charges(if any).

(c)	Rebate shall not be construed in any manner as cash rebate payable to the Customer, but shall be reflected as a reduction in the profit element of the installment of the Bank’s Sale Price.

(d)	Rebate shall only be granted in the manner as determined by the Bank upon receipt of the settlement/redemption sum.

3.5	Changes in Circumstances

3.5.1	Illegality

Where any one or more of the following occur:

(a)	the introduction, imposition or variation of any law, order, rule, regulation or official directive (whether or not having the force of law); or

(b)	any change in the interpretation or application any law, order, rule, regulation or official directive (whether or not having the force of law); or

(c)	any compliance with any directive, guideline, circular, note or request (whether or not having the force of law) from or agreement with or requirement of BNM or other fiscal, monetary or other authority or agency,

(d)	makes it unlawful or impractical without breaching any such law, order, rule, regulation or official directive for the Bank to maintain, fund or give effect to its obligations under this Agreement, then –

(i)	the Bank’s obligation (if any) in respect of any future availability of the Facility shall forthwith be terminated and the Facility shall be cancelled to such extent; and

5

(ii)	the Customer shall upon being so notified, be obliged to pre-pay the Bank’s Sale Price or any part of the same together with any amount due under the Facility on such date as the Bank shall certify to be necessary to comply with such law, order, rule or regulation.

3.5.2	Nationalisation

If–

(a)	any part of the Customer’s assets shall be acquired, seized or otherwise appropriated or nationalised; or

(b)	the Customer shall have been prevented from exercising his normal control and possession over the Customer’s assets,

by any person acting or purporting to act under the authority of the government, then –

(i)	any compensation received by the Customer arising from such events described in sub-paragraphs (a) and (b) above shall first be used to pay all amount due under the Facility; or

(ii)	unless the Customer can provide evidence that the Customer has the ability to perform its obligations under this Agreement to the satisfaction of the Bank, the Bank may, at its discretion, terminate the Facility with prior notice of twenty-one (21) calendar days to the Customer and Customer shall then be obliged to pay the Bank’s Sale Price together with any other sum due under the Facility.

3.5.3	Notification

Any notification by the Bank concerning any of the matters referred to in Clause 3.5.1 and 3.5.2 above shall, save for any obvious error be conclusive and binding on the Customer.

3.6	Indemnity

The Customer shall at all times fully indemnify and keep the Bank indemnified against all and any action, proceeding, claim, expense, loss, damage or liability which the Bank may incur as a consequence of or arising from or connected to the Customer’s control, possession or use of the Commodity, including but not limited to any damage or injury to persons or property and the costs and liabilities arising from such claims.

6

ANNEXURE 1

Form of Purchase Undertaking

Letterhead of the Customer

Date:

To:	Affin Islamic Bank Berhad

Dear Sirs,

PURCHASE UNDERTAKING

Customer:	___________ (“Customer”)
Facility:	___________ from Affin Islamic Bank Berhad (“Bank”) (“Facility”)
Facility Agreement:	Master Facilities Agreement dated ___________ entered into between the Customer and Affin Islamic Bank Berhad (“Facility Agreement”)

We refer to the Facility Agreement. All capitalised terms defined in the Facility Agreement shall have the same meanings when used in this Purchase Undertaking.

1.	Pursuant to the Facility Agreement, the Bank has agreed at our request to make available or continue to make available the Facility to us. It is one of the conditions for the granting of the Facility by the Bank that we execute this undertaking.

2.	We irrevocably undertake that upon completion of your purchase from the Commodity Supplier of the Commodity at the Bank’s Purchase Price on the Purchase Date, we will purchase the Commodity from you at the Bank’s Sale Price on the following terms:

Commodity:	Any Shariah compliant commodity.
Bank’s Purchase Price:	RM
Purchase Date:
Bank’s Sale Price:	RM
Tenure:

3.	We also irrevocably undertake to execute the relevant document(s) (in connection with the purchase of the Commodity) with you and to promptly deliver the same to you.

4.	In the event we refuse to honour our undertaking to purchase the Commodity and/or to execute the relevant document(s) (in connection with the purchase of the Commodity), we shall compensate the Bank based on the Bank’s Purchase Price together with any cost incurred by the Bank incidental to the purchase of the Commodity.

5.	This undertaking shall be automatically revoked upon full satisfaction or cancellation of the Facility.

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6.	Pursuant to Paragraph 6 of the General Exemptions of the First Schedule of the Stamp Act 1949 to which this Purchase Undertaking is an additional instrument strictly required for the purpose of compliance with the Shariah Principle, this Purchase Undertaking is exempted from stamp duty.

Thank you.

REMINDER: The Customer is hereby reminded to read and understand the terms and conditions of this Purchase Undertaking before signing below. In the event there are any terms and conditions in this Purchase Undertaking that the Customer does not understand, the Customer is hereby advised to discuss further with the Bank’s staff, representative or agent before signing below.

For and on behalf of

insert name of customer

___________________

Authorized Signatory

8

ANNEXURE 2

Form of Murabahah Sale Contract

(This Murabahah Sale Contract is not required to be executed if the Customer and the Bank enter into the verbal contract)

DATED:

THIS MURABAHAH SALE CONTRACT is made between the following parties:

(1)	AFFIN ISLAMIC BANK BERHAD (“Bank”); and

(2)	The party as stated Item 1 of the Appendix to this Murabahah Sale Contract, as represented by the Bank, as agent (“Customer”).

WHEREAS:

(A)	Pursuant to the Purchase Undertaking dated the day and year as stated in Item 2 of the Appendix to this Murabahah Sale Contract (“Purchase Undertaking”), the Bank has purchased the Commodity as stated in Item 3 of the Appendix to this Murabahah Sale Contract (“Commodity”) from a commodity supplier at the Bank’s Purchase Price as stated in Item 4 of the Appendix to this Murabahah Sale Contract (“Bank’s Purchase Price”) subject to the terms of the Purchase Undertaking.

(B)	Further and pursuant to the Purchase Undertaking, the Customer has irrevocably agreed and undertaken to purchase from the Bank the Commodity at the agreed sale price as set out in Item 5 of the Appendix to this Murabahah Sale Contract (“Bank’s Sale Price”), payable on deferred terms subject to the terms of this Murabahah Sale Contract.

NOW IT IS AGREED as follow:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definition

In this Murabahah Sale Contract, unless the context otherwise requires and save as specifically defined in this Murabahah Sale Contract, words and expressions as defined in the Master Facilities Agreement executed between the Customer and the Bank in relation to this Murabahah Sale Contract (“Facility Agreement”), shall have the same meaning when used in this Murabahah Sale Contract. Further, in this Murabahah Sale Contract, the following terms and expression shall have the meanings set opposite them:

“Bank’s Sale Price”	the applicable selling price in respect of the Commodity, as set out in Item 5 of the Appendix to this Murabahah Sale Contract.

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“Commodity”	the Shariah compliant Commodity as described in Item 3 of the Appendix to this Murabahah Sale Contract.

“Purchase Undertaking”	the purchase order delivered by the Customer to the Bank as described in Item 2 of the Appendix to this Murabahah Sale Contract.

1.2	Construction and interpretation

Except where the context otherwise requires, any reference to construction of certain words and interpretation or certain words or phrases as defined in the Facility Agreement, shall have the same meaning when used in this Murabahah Sale Contract.

2.	SELLING OF COMMODITY

The Bank sells, and the Customer purchases, the Commodity at the Bank’s Sale Price payable in the manner as agreed between both the Customer and the Bank and subject to the terms of this Murabahah Sale Contract.

3.	PASSING OF TITLE

3.1	Transfer of ownership and risk

The ownership and risk of the Commodity shall pass from the Bank to the Customer upon the execution of this Murabahah Sale Contract.

3.2	Basis of Purchase

The Commodity is sold by the Bank to the Customer on an “as is where is” basis.

3.3	No Warranties

The Bank does not and shall not be deemed to give any warranty or representation in relation to the Commodity whether arising by implication, by common law, by statute or otherwise and without prejudice to the generality of the foregoing, any such warranty or representation is expressly excluded to the extent permitted by law.

3.4	Waiver

The Customer waives any claims it may have against the Bank in respect of any loss which the Customer may suffer by reason of, or arising out of or in connection with this Murabahah Sale Contract or otherwise in connection with any of the Commodity other than with respect to losses, claims, damages or liabilities finally judicially determined to have resulted primarily from the negligence or misconduct of the Bank. In particular, the Customer shall have no remedy against the Bank in respect of the quality, condition, quantity, description, title or otherwise of the Commodity.

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4.	COUNTERPARTS

This Murabahah Sale Contract may be executed in counterparts (including by facsimile transmission) and this has the same effect as if the signatures on the counterparts were on a single copy of this Murabahah Sale Contract.

5.	INCORPORATION OF FACILITY AGREEMENT

The Parties agree that the terms and conditions of the Facility Agreement are deemed incorporated into this Murabahah Sale Contract which shall form part of this Murabahah Sale Contract. In the event of inconsistency between the Facility Agreement and the Murabahah Sale Contract, the terms of this Murabahah Sale Contract shall prevail for the purpose of interpretation and enforcement of this Murabahah Sale Contract.

6.	STAMP DUTY DECLARATION

(a)	IT IS DECLARED THAT this Murabahah Sale Contract constitute one of the several instruments relating to Islamic facilities where pursuant to Section 4(3) of the Stamp Act, 1949, the Facility Agreement shall be deemed as the principal instrument and this Murabahah Sale Contract shall be deemed as the subsidiary instrument.

(b)	Pursuant to Paragraph 6 of the General Exemptions of the First Schedule of the Stamp Act 1949 to which this Murabahah Sale Contract is an additional instrument strictly required for the purpose of compliance with the Shariah Principle, this Murabahah Sale Contract is exempted from stamp duty.

[End of clauses]

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REMINDER: The Customer is hereby reminded to read and understand the terms and conditions of this Murabahah Sale Contract before signing below. In the event there are any terms and conditions in this Murabahah Sale Contract that the Customer does not understand, the Customer is hereby advised to discuss further with the Bank’s staff, representative or agent before signing below.

EXECUTION PAGE OF MURABAHAH SALE CONTRACT

EXECUTED BY THE PARTIES to this Murabahah Sale Contract on the day and year first above written.

Bank
Signed for and on behalf of	)
AFFIN ISLAMIC BANK BERHAD	)
(Registration No. 200501027372 (709506-V))
by its Attorney in the presence of:	)..................................................................................................

Company Customer
*The Common Seal of the Customer	)
was affixed on this Murabahah Sale Contract	)
(as authorised by the Board of Directors’ Resolution))
in the presence of:	)

.........................................................................................	.........................................................................................
DIRECTOR	DIRECTOR/SECRETARY
Name:	Name:

Company Customer
*Signed for and on behalf of the Customer	)
(as authorised by the Board of Directors’ Resolution))
in the presence of:	) .....................................................................................

Individual/Sole Proprietor/Partnership Customer
*Signed by the Customer	)
in the presence of:	) .....................................................................................

* Delete whichever is not applicable

This is the execution page of the Murabahah Sale Contract for Islamic banking facility granted by Affin Islamic Bank Berhad (Registration No. 200501027372 (709506-V)) to [Customer’s Name] (Company No.                        ).

12

APPENDIX

(Appendix to Murabahah Sale Contract)

Item	Description	Particulars
1.	Customer	SAGTEC GROUP SDN. BHD. (Registration No: 201801021489) (1283508-P)
2.	Purchase Undertaking	Date:
3.	Commodity
4.	Bank’s Purchase Price	Ringgit Malaysia Seven Hundred and Fifty Thousand (RM750,000.00) only
5.	Bank’s Sale Price	Ringgit Malaysia One Million Six Hundred and Fifty Thousand (RM1,650,000.00) only

13

ANNEXURE 3

Form of Letter of Agency

Letterhead of the Customer

Date:

To:	Affin Islamic Bank Berhad

LETTER OF AGENCY

Customer:	___________________ (“Customer”)
Facility:	___________________ from Affin Islamic Bank Berhad (“Bank”) (“Facility”)
Facility Agreement:	Master Facilities Agreement dated ___________________ entered into between the Customer and Affin Islamic Bank Berhad (“Facility Agreement”)

We refer to the Facility Agreement. All capitalised terms defined in the Facility Agreement shall have the same meanings when used in this Letter of Agency.

(2)	We wish to appoint Affin Islamic Bank Berhad to act as our agent (or Wakeel) for and on our behalf for the sale from time to time of Shariah-compliant Commodity (“Commodity”) subject to the terms and conditions of this Letter of Agency.

(3)	We irrevocably appoint and confirm your appointment as our agent to act for and on our behalf to sell and conclude the sale of the Commodity to any commodity supplier (who shall not be the same commodity supplier as referred to in the Purchase Undertaking, except where the sale is on random basis), at a sale consideration which is equivalent to the Bank’s Purchase Price. Kindly remit the proceeds of the sale of the Commodity to our account as acceptable to the Bank.

(4)	For the purpose of discharging your duties as our agent, you are irrevocably authorised to sign, execute any document, agreement or instrument for and on our behalf.

(5)	In relation to the agency created in this Letter of Agency, we shall pay to you the Agency Fee subject to the terms and conditions as stated in the Facility Agreement.

(6)	Your authority is limited to the duties, obligations and liabilities specifically provided for in this Letter of Agency.

(7)	Any action, act or deed taken or performed by you pursuant to this Letter of Agency shall be binding upon us.

(8)	We undertake to indemnify the Bank from any losses, costs, expenses or damage that the Bank may suffer or incur as a result of performing the Bank’s agency function except in the event of misconduct (ta’addi), negligence (taqsir) or breach of specified terms (mukhalafah al-shurut).

(9)	This Letter of Agency shall be binding upon each party to this Letter of Agency and its successors-in-title, and permitted assigns.

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(10)	This Letter of Agency is governed by, and shall be construed in accordance with the laws of Malaysia and the parties submit to the exclusive jurisdiction of the Malaysian courts.

(11)	The agency appointment is terminated upon full satisfaction/settlement or cancellation/termination of the Facility.

(12)	Pursuant to Paragraph 6 of the General Exemptions of the First Schedule of the Stamp Act 1949 to which this Letter of Agency is an additional instrument strictly required for the purpose of compliance with the Shariah Principle, this Letter of Agency is exempted from stamp duty.

Thank you.

REMINDER: The Customer is hereby reminded to read and understand the terms and conditions of this Letter of Agency before signing below. In the event there are any terms and conditions in this Letter of Agency that the Customer does not understand, the Customer is hereby advised to discuss further with the Bank’s staff, representative or agent before signing below.

For and on behalf of

insert name of customer

Authorised signatory

Acceptance of Appointment

We, Affin Islamic Bank Berhad agree and accept the appointment as agent subject to the terms of this Letter of Agency.

Thank you.

For and on behalf of

Affin Islamic Bank Berhad

Authorised signatory

15

ANNEXURE 4

Specimen of the Renewal Notice

Date:

Affin Islamic Bank Berhad

Dear Sirs,

Facility:	Tawarruq Cash Line-i of RM***
Letter of Offer:	Date: ________________________
Master Facilities Agreement:	Date: ________________________ (“Facility Agreement”)

I/We refer to the Facility granted or to be granted to me/us by the Bank pursuant to the Letter of Offer and the Facility Agreement made by or between the Bank and/or me/us (“Facility Documents”).

I/We:

(a)	give you notice that we wish to reapply for the Facility/renew the Facility which expires on ___________________

(b)	confirm that:

(i)	the covenants, representations and warranties contained in the Facility Agreement if repeated as at the date of this Notice with reference to the facts and circumstances subsisting at the date of this Notice would be true and accurate in all respects;

(ii)	no Event of Default mentioned in the Facility Agreement has occurred which, with the lapse of time and or the giving of notice and/or a relevant determination, would constitute a default; and

(iii)	that the terms and conditions in the Facility Agreement shall constitute legal, valid and binding obligation and are enforceable against me/us in the event an Event of Default has occurred.

Thank you.

REMINDER: The Customer is hereby reminded to read and understand the terms and conditions of this Renewal Notice before signing below. In the event there are any terms and conditions in this Renewal Notice that the Customer does not understand, the Customer is hereby advised to discuss further with the Bank’s staff, representative or agent before signing below.

Yours faithfully,

for and on behalf of

insert name of customer

....................................................................
Authorised signatory

16

SCHEDULE 2

TERMS AND CONDITIONS OF TAWARRUQ TERM FINANCING-i FACILITY

1	DEFINITION

In this Schedule, each of the following expressions has, except where the context otherwise requires, the meaning shown opposite it:

“Agency Fee” means the agency fee payable by the Customer to the Bank in the amount and/or in the manner as stated in the Letter of Offer.

“Bank’s Purchase Price” means the amount as stated in the Purchase Undertaking equivalent to the amount of the Facility.

“Bank’s Sale Price” means the amount as calculated based on the Ceiling Profit Rate which is payable by the Customer to the Bank on deferred payment term.

“Ceiling Profit Rate” means the ceiling profit rate as set out in the Letter of Offer.

“Commodity” means such Shariah compliant commodity acceptable to the Bank as particularly described in the Murabahah Sale Contract or as referred to in the Murabahah Sale Confirmation (as the case maybe).

“Commodity Supplier” in relation to the Tawarruq Transaction, means the commodity supplier as acceptable to the Bank.

“Effective Profit Rate” means the effective profit rate as set out in the Letter of Offer.

“Facility Transaction” means Tawarruq Transaction.

“Letter of Agency” in relation to the Tawarruq Transaction, means the letter of agency issued by the Customer in favour of the Bank in the form as set out in Annexure 3 of this Schedule or any other form acceptable to the Bank duly completed.

“Murabahah Sale Confirmation” means the confirmation in writing issued by the Bank to signify the conclusion of the Tawarruq Transaction subject to the terms of this Agreement.

“Murabahah Sale Contract” in relation to the Tawarruq Transaction, means the murabahah sale contract entered into between the Bank and the Customer in the form as set out in Annexure 2 of this Schedule or any other form acceptable to the Bank duly completed.

“Purchase Undertaking” in relation to the Tawarruq Transaction, means the letter of purchase undertaking issued by the Customer in favour of the Bank in the form as set out in Annexure 1 of this Schedule or any other form acceptable to the Bank duly completed.

“Tawarruq Transaction” means the transactions as stipulated under Clause 2 of this Schedule.

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2.	TAWARRUQ TRANSACTION

(a)	The Customer shall enter into the Tawarruq Transaction prior to disbursement of the Facility.

(b)	In accordance with the Shariah concept of Tawarruq, the Tawarruq Transaction as follows shall take place:

(i)	Pursuant to the Purchase Undertaking, the Bank will, purchase the Commodity from Commodity Supplier at the Bank’s Purchase Price;

(ii)	Pursuant to the Murabahah Sale Contract (if applicable), the Bank will, at the request of the Customer, sell the Commodity to the Customer at the Bank’s Sale Price on deferred payment terms; and

(iii)	Pursuant to the Letter of Agency, the Customer will appoint the Bank as agent to act for and on behalf of the Customer to sell and conclude the sale of the Commodity to the Commodity Supplier (who shall not be the same commodity supplier in Clause 2(b)(i) above, except where the sale is on random basis) at the Bank’s Purchase Price.

(iv)	In accordance with the Letter of Agency, the Bank, acting as agent of the Customer, will sell the Commodity to the Commodity Supplier (who shall not be the same commodity supplier in Clause 2(b)(i) above, except where the sale is on random basis) at the Bank’s Purchase Price which is equivalent to the amount of the Facility. The proceeds from the sale will be made available to the Customer subject to the terms and conditions of the Facility.

(v)	Alternatively, the sale of the Commodity by the Bank to the Customer may be concluded by way of verbal contract as follows:-

(aa)	the sale of the commodity will be concluded verbally between the Bank and the Customer;

(bb)	upon conclusion of the verbal murabahah sale transaction of the Commodity, the Bank will issue confirmation of murabahah sale transaction which will provide the agreed Bank’s Sale Price payable on deferred payment term; and

(cc)	if the parties conclude the murabahah sale transaction by way of verbal contract, the parties are no longer required to enter into the Murabahah Sale Contract.

(b)	In relation to the agency created under the Letter of Agency, the Customer shall pay to the Bank the Agency Fee subject to the terms and conditions as stated in the Letter of Offer and the Letter of Agency.

2

3.	FURTHER PROVISION

3.1	Review

(a)	The Facility shall be subject to review from time to time in the manner as determined by the Bank.

(b)	Pursuant to the review, the Bank shall have the right, subject to Shariah principle, to terminate the Facility, accelerate the Bank’s Sale Price and/or vary the terms of the Facility with twenty-one (21) calendar days prior notice to the Customer.

(c)	If the Customer is not agreeable to the amended terms and conditions of this Agreement, the Customer shall notify the Bank in writing of the same within twenty-one (21) calendar days from the date of notice by the Bank.

(d)	In the event the Customer continues to maintain the Facility, twenty-one (21) calendar days after the notice of any amendment to the terms and conditions of this Agreement by the Bank, the Customer shall be considered to have accepted the amendments to the terms and conditions of this Agreement.

3.2	Payment by the Customer

(a)	Unless otherwise provided in the Murabahah Sale Contract, the Customer agrees that the Customer shall pay the Bank’s Sale Price in the manner as stated in the Letter of Offer or any other manner as determined by the Bank from time to time.

(b)	The Bank’s Sale Price is calculated based on the Ceiling Profit Rate. However, the monthly payment of the Bank’s Sale Price shall be calculated based on the Effective Profit Rate which will not exceed the Ceiling Profit Rate. The Bank shall grant rebate for the differential between the Ceiling Profit Rate and Effective Profit Rate.

(c)	Where any payment is due to be made by the Customer under this Agreement on a day which is not a Business Day, then in such case, the due date for payment shall be made on the immediately preceding Business Day.

3.3	Ibra’ (Rebate)

(a)	The Bank shall grant rebate to the Customer if any of the following shall occur:

(i)	The Customer makes early settlement or early redemption, including those arising from prepayments;

(ii)	The Customer makes settlement of the original financing contract due to financing restructuring exercise;

(iii)	The Customer makes settlement of the Facility in the case of default; or

3

(iv)	The Customer makes settlement of the Facility in the event of termination or cancellation of financing before the maturity date,

(b)	Rebate shall be calculated based on the following formula:

(i)	Normal Situation

Deferred profit (at the point of settlement of financing) - Early Settlement Charges (if any).

(ii)	For non-delivery/non-possession of asset

Deferred profit (at the point of settlement of financing) + Undisbursed principal or Cost of Purchase - Early Settlement Charges (if any).

(c)	Rebate shall not be construed in any manner as cash rebate payable to the Customer, but shall be reflected as a reduction in the profit element of the installment of the Bank’s Sale Price.

(d)	Rebate shall only be granted in the manner as determined by the Bank upon receipt of the settlement/redemption sum.

3.4	Changes in Circumstances

3.4.1	Illegality

Where any one or more of the following occurs:

●	the introduction, imposition or variation of any law, order, rule, regulation or official directive (whether or not having the force of law); or

●	any change in the interpretation or application any law, order, rule, regulation or official directive (whether or not having the force of law); or

●	any compliance with any directive, guideline, circular, note or request (whether or not having the force of law) from or agreement with or requirement of BNM or other fiscal, monetary or other authority or agency, makes it unlawful or impractical without breaching any such law, order, rule, regulation or official directive for the Bank to maintain, fund or give effect to its obligations under this Agreement, then –

(i)	the Bank’s obligation (if any) in respect of any future availability of the Facility shall forthwith be terminated and the Facility shall be cancelled to such extent; and

(ii)	the Customer shall upon being so notified, be obliged to pre-pay the Bank’s Sale Price or any part of the same together with any amount due under the Facility on such date as the Bank shall certify to be necessary to comply with such law, order, rule or regulation.

4

3.4.2	Nationalisation

If –

(a)	any part of the Customer’s assets shall be acquired, seized or otherwise appropriated or nationalised; or

(b)	the Customer shall have been prevented from exercising his normal control and possession over the Customer’s assets,

by any person acting or purporting to act under the authority of the government, then –

(i)	any compensation received by the Customer arising from such events described in sub-paragraphs (a) and (b) above shall first be used to pay all amount due under the Facility; or

(ii)	unless the Customer can provide evidence that the Customer has the ability to perform its obligations under this Agreement to the satisfaction of the Bank, the Bank may, at its discretion, terminate the Facility with prior notice of twenty-one (21) calendar days to the Customer and the Customer shall then be obliged to pay the Bank’s Sale Price together with any other sum due under the Facility.

3.4.3	Notification

Any notification by the Bank concerning any of the matters referred to in Clause 3.4.1 and 3.4.2 above shall, save for any obvious error be conclusive and binding on the Customer.

3.5	Indemnity

The Customer shall at all times fully indemnify and keep the Bank indemnified against all and any action, proceeding, claim, expense, loss, damage or liability which the Bank may incur as a consequence of or arising from or connected to the Customer’s control, possession or use of the Commodity, including but not limited to any damage or injury to persons or property and the costs and liabilities arising from such claims.

5

ANNEXURE 1

Form of Purchase Undertaking

Letterhead of the Customer

Date:

To:	Affin Islamic Bank Berhad

Dear Sirs,

PURCHASE UNDERTAKING

Customer:	_________ (“Customer”)
Facility:	_________ from Affin Islamic Bank Berhad (“Bank”) (“Facility”)
Facility Agreement:	Master Facilities Agreement dated ___________ entered into between the Customer and Affin Islamic Bank Berhad (“Facility Agreement”)

We refer to the Facility Agreement. All capitalised terms defined in the Facility Agreement shall have the same meanings when used in this Purchase Undertaking.

1	Pursuant to the Facility Agreement, the Bank has agreed at our request to make available or continue to make available the Facility to us. It is one of the conditions for the granting of the Facility by the Bank that we execute this undertaking.

2.	We irrevocably undertake that upon completion of your purchase from the Commodity Supplier of the Commodity at the Bank’s Purchase Price on the Purchase Date, we will purchase the Commodity from you at the Bank’s Sale Price on the following terms:

Commodity:	Any Shariah compliant commodity.
Bank’s Purchase Price:	RM
Purchase Date:
Bank’s Sale Price:	RM
Tenure:

3.	We also irrevocably undertake to execute the relevant document(s) (in connection with the purchase of the Commodity) with you and to promptly deliver the same to you.

4.	In the event we refuse to honour our undertaking to purchase the Commodity and/or to execute the relevant document(s) (in connection with the purchase of the Commodity), we shall compensate the Bank based on the Bank’s Purchase Price together with any cost incurred by the Bank incidental to the purchase of the Commodity.

5.	This undertaking shall be automatically revoked upon full satisfaction or cancellation of the Facility.

6

6.	Pursuant to Paragraph 6 of the General Exemptions of the First Schedule of the Stamp Act 1949, this Purchase Undertaking is an additional instrument strictly required for the purpose of compliance with the Shariah Principle, hence this Purchase Undertaking is exempted from stamp duty.

Thank you.

REMINDER: The Customer is hereby reminded to read and understand the terms and conditions of this Purchase Undertaking before signing below. In the event there are any terms and conditions in this Purchase Undertaking that the Customer does not understand, the Customer is hereby advised to discuss further with the Bank’s staff, representative or agent before signing below.

For and on behalf of

insert name of customer

Authorised signatory

7

ANNEXURE 2

Form of Murabahah Sale Contract

(This Murabahah Sale Contract is not required to be executed if the Customer and the Bank enter into the verbal contract)

DATED:

THIS MURABAHAH SALE CONTRACT is made between the following parties:

(1)	AFFIN ISLAMIC BANK BERHAD (“Bank”); and

(2)	The party as stated Item 1 of the Appendix to this Murabahah Sale Contract, as represented by the Bank, as agent (“Customer”).

WHEREAS:

(A)	Pursuant to the Purchase Undertaking dated the day and year as stated in Item 2 of the Appendix to this Murabahah Sale Contract (“Purchase Undertaking”), the Bank has purchased the Commodity as stated in Item 3 of the Appendix to this Murabahah Sale Contract (“Commodity”) from a commodity supplier at the Bank’s Purchase Price as stated in Item 4 of the Appendix to this Murabahah Sale Contract (“Bank’s Purchase Price”) subject to the terms of the Purchase Undertaking.

(B)	Further and pursuant to the Purchase Undertaking, the Customer has irrevocably agreed and undertaken to purchase from the Bank the Commodity at the agreed sale price as set out in Item 5 of the Appendix to this Murabahah Sale Contract (“Bank’s Sale Price”), payable on deferred terms subject to the terms of this Murabahah Sale Contract.

NOW IT IS AGREED as follow:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definition

In this Murabahah Sale Contract, unless the context otherwise requires and save as specifically defined in this Murabahah Sale Contract, words and expressions as defined in the Master Facilities Agreement (“Facility Agreement”) executed between the Customer and the Bank in relation to this Murabahah Sale Contract, shall have the same meaning when used in this Murabahah Sale Contract. Further, in this Murabahah Sale Contract, the following terms and expression shall have the meanings set opposite them:

“Bank’s Sale Price”	the applicable selling price in respect of the Commodity, as set out in Item 5 of the Appendix to this Murabahah Sale Contract.

“Commodity”	the Shariah compliant Commodity as described in Item 3 of the Appendix to this Murabahah Sale Contract.

8

“Purchase Undertaking”	the purchase order delivered by the Customer to the Bank as described in Item 2 of the Appendix to this Murabahah Sale Contract.

1.2	Construction and interpretation

Except where the context otherwise requires, any reference to construction of certain words and interpretation or certain words or phrases as defined in the Facility Agreement, shall have the same meaning when used in this Murabahah Sale Contract.

2.	SELLING OF COMMODITY

The Bank sells, and the Customer purchases, the Commodity at the Bank’s Sale Price payable in the manner as agreed between both the Customer and the Bank and subject to the terms of this Murabahah Sale Contract.

3.	PASSING OF TITLE

3.1	Transfer of ownership and risk

The ownership and risk of the Commodity shall pass from the Bank to the Customer upon the execution of this Murabahah Sale Contract.

3.2	Basis of Purchase

The Commodity is sold by the Bank to the Customer on an “as is where is” basis.

3.3	No Warranties

The Bank does not and shall not be deemed to give any warranty or representation in relation to the Commodity whether arising by implication, by common law, by statute or otherwise and without prejudice to the generality of the foregoing, any such warranty or representation is expressly excluded to the extent permitted by law.

3.4	Waiver

The Customer waives any claims it may have against the Bank in respect of any loss which the Customer may suffer by reason of, or arising out of or in connection with this Murabahah Sale Contract or otherwise in connection with any of the Commodity other than with respect to losses, claims, damages or liabilities finally judicially determined to have resulted primarily from the negligence or misconduct of the Bank. In particular, the Customer shall have no remedy against the Bank in respect of the quality, condition, quantity, description, title or otherwise of the Commodity.

9

4.	COUNTERPARTS

This Murabahah Sale Contract may be executed in counterparts (including by facsimile transmission) and this has the same effect as if the signatures on the counterparts were on a single copy of this Murabahah Sale Contract.

5.	INCORPORATION OF FACILITY AGREEMENT

The Parties agree that the terms and conditions of the Facility Agreement are deemed incorporated into this Murabahah Sale Contract which shall form part of this Murabahah Sale Contract. In the event of inconsistency between the Facility Agreement and the Murabahah Sale Contract, the terms of this Murabahah Sale Contract shall prevail for the purpose of interpretation and enforcement of this Murabahah Sale Contract.

6.	STAMP DUTY DECLARATION

(a)	IT IS DECLARED THAT this Murabahah Sale Contract constitute one of the several instruments relating to Islamic facilities where pursuant to Section 4(3) of the Stamp Act, 1949, the Facility Agreement shall be deemed as the principal instrument and this Murabahah Sale Contract shall be deemed as the subsidiary instrument.

(b)	Pursuant to Paragraph 6 of the General Exemptions of the First Schedule of the Stamp Act 1949, to which this Murabahah Sale Contract is an additional instrument strictly required for the purpose of compliance with the Shariah Principle, hence this Murabahah Sale Contract is exempted from stamp duty.

[End of clauses]

10

REMINDER: The Customer is hereby reminded to read and understand the terms and conditions of this Murabahah Sale Contract before signing below. In the event there are any terms and conditions in this Murabahah Sale Contract that the Customer does not understand, the Customer is hereby advised to discuss further with the Bank’s staff, representative or agent before signing below.

EXECUTION PAGE OF MURABAHAH SALE CONTRACT

EXECUTED BY THE PARTIES to this Murabahah Sale Contract on the day and year first above written.

Bank

Signed for and on behalf of	)
AFFIN ISLAMIC BANK BERHAD	)
(Registration No. 200501027372 (709506-V))
by its Attorney in the presence of:	)

Company Customer
*The Common Seal of the Customer	)
was affixed on this Murabahah Sale Contract	)
(as authorised by the Board of Directors’ Resolution))
in the presence of:	)

DIRECTOR	DIRECTOR/SECRETARY
Name:	Name:

Company Customer
*Signed for and on behalf of the Customer	)
(as authorised by the Board of Directors’ Resolution))
in the presence of:	)

Individual/Sole Proprietor/Partnership Customer
*Signed by the Customer	)
in the presence of:	)

* Delete whichever is not applicable

This is the execution page of the Murabahah Sale Contract for Islamic banking facility granted by Affin Islamic Bank Berhad (Registration No. 200501027372 (709506-V)) to [Customer’s Name] (Company No. ).

11

APPENDIX

(Appendix to Murabahah Sale Contract)

Item	Description	Particulars
1.	Customer	SAGTEC GROUP SDN. BHD. (Registration No: 201801021489) (1283508-P)
2.	Purchase Undertaking	Date:
3.	Commodity
4.	Bank’s Purchase Price	Ringgit Malaysia Seventy Five Thousand (RM75,000.00) only
5.	Bank’s Sale Price	Ringgit Malaysia One Hundred Twenty Nine Thousand One Hundred and Twenty Four (RM129,124.00) only

12

ANNEXURE 3

Form of Letter of Agency

Letterhead of the Customer

Date:

To:	Affin Islamic Bank Berhad

LETTER OF AGENCY

Customer:	(“Customer”)
Facility:	from Affin Islamic Bank Berhad (“Bank”) (“Facility”)
Facility Agreement:	Master Facilities Agreement dated entered into between the Customer and Affin Islamic Bank Berhad (“Facility Agreement”)

We refer to the Facility Agreement. All capitalised terms defined in the Facility Agreement shall have the same meanings when used in this Letter of Agency.

(2)	We wish to appoint Affin Islamic Bank Berhad to act as our agent (or Wakeel) for and on our behalf for the sale from time to time of Shariah-compliant Commodity (“Commodity”) subject to the terms and conditions of this Letter of Agency.

(3)	We Irrevocably appoint and confirm your appointment as our agent to act for and on our behalf to sell and conclude the sale of the Commodity to any commodity supplier (who shall not be the same commodity supplier as referred to in the Purchase Undertaking, except where the sale is on random basis), at a sale consideration which is equivalent to the Bank’s Purchase Price. Kindly remit the proceeds of the sale of the Commodity to our account as acceptable to the Bank.

(4)	For the purpose of discharging your duties as our agent, you are irrevocably authorised to sign, execute any document, agreement or instrument for and on our behalf.

(5)	In relation to the agency created in this Letter of Agency, we shall pay to you the Agency Fee subject to the terms and conditions as stated in the Facility Agreement.

(6)	Your authority is limited to the duties, obligations and liabilities specifically provided for in this Letter of Agency.

(7)	Any action, act or deed taken or performed by you pursuant to this Letter of Agency shall be binding upon us.

(8)	We undertake to indemnify the Bank from any losses, costs, expenses or damage that the Bank may suffer or incur as a result of performing the Bank’s agency function except in the event of misconduct (ta’addi), negligence (taqsir) or breach of specified terms (mukhalafah al-shurut).

(9)	This Letter of Agency shall be binding upon each party to this Letter of Agency and its successors-in-title, and permitted assigns.

13

(10)	This Letter of Agency is governed by, and shall be construed in accordance with the laws of Malaysia and the parties submit to the exclusive jurisdiction of the Malaysian courts.

(11)	The agency appointment is terminated upon full satisfaction/settlement or cancellation/termination of the Facility.

(12)	Pursuant to Paragraph 6 of the General Exemptions of the First Schedule of the Stamp Act 1949, to which this Letter of Agency is an additional instrument strictly required for the purpose of compliance with the Shariah Principle, hence this Letter of Agency is exempted from stamp duty.

Thank you.

REMINDER: The Customer is hereby reminded to read and understand the terms and conditions of this Letter of Agency before signing below. In the event there are any terms and conditions in this Letter of Agency that the Customer does not understand, the Customer is hereby advised to discuss further with the Bank’s staff, representative or agent before signing below.

For and on behalf of

insert name of customer

Authorised signatory

Acceptance of Appointment

We, Affin Islamic Bank Berhad agree and accept the appointment as agent subject to the terms of this Letter of Agency.

Thank you.

For and on behalf of

Affin Islamic Bank Berhad

Authorised signatory

14

REMINDER: The Customer is hereby reminded to read and understand the terms and conditions of this Murabahah Sale Contract before signing below. In the event there are any terms and conditions in this Murabahah Sale Contract that the Customer does not understand, the Customer is hereby advised to discuss further with the Bank’s staff, representative or agent before signing below.

EXECUTION PAGE OF MURABAHAH SALE CONTRACT

EXECUTED BY THE PARTIES to this Murabahah Sale Contract on the day and year first above written.

Bank

Signed for and on behalf of	)
AFFIN ISLAMIC BANK BERHAD	)
(Registration No. 200501027372 (709506-V))
by its Attorney in the presence of:	)

Company Customer
*The Common Seal of the Customer	)
was affixed on this Murabahah Sale Contract	)
(as authorised by the Board of Directors’ Resolution))
in the presence of:	)

DIRECTOR	DIRECTOR/SECRETARY
Name:	Name:

Company Customer
*Signed for and on behalf of the Customer	)
(as authorised by the Board of Directors’ Resolution))
in the presence of:	)

Individual/Sole Proprietor/Partnership Customer
*Signed by the Customer	)
in the presence of:	)

* Delete whichever is not applicable

This is the execution page of the Murabahah Sale Contract for Islamic banking facility granted by Affin Islamic Bank Berhad (Registration No. 200501027372 (709506-V)) to [Customer’s Name] (Company No. ).

15

APPENDIX

(Appendix to Murabahah Sale Contract)

Item	Description	Particulars
1.	Customer	SAGTEC GROUP SDN. BHD. (Registration No: 201801021489) (1283508-P)
2.	Purchase Undertaking	Date:
3.	Commodity
4.	Bank’s Purchase Price	Ringgit Malaysia Seventy Five Thousand (RM75,000.00) only
5.	Bank’s Sale Price	Ringgit Malaysia One Hundred Twenty Nine Thousand One Hundred and Twenty Four (RM129,124.00) only

16

ANNEXURE 3

Form of Letter of Agency

Letterhead of the Customer

Date:

To:	Affin Islamic Bank Berhad

LETTER OF AGENCY

Customer:	_____________ (“Customer”)
Facility:	_____________ from Affin Islamic Bank Berhad (“Bank”) (“Facility”)
Facility Agreement:	Master Facilities Agreement dated_____________entered into between the Customer and Affin Islamic Bank Berhad (“Facility Agreement”)

We refer to the Facility Agreement. All capitalised terms defined in the Facility Agreement shall have the same meanings when used in this Letter of Agency.

(2)	We wish to appoint Affin Islamic Bank Berhad to act as our agent (or Wakeel) for and on our behalf for the sale from time to time of Shariah-compliant Commodity (“Commodity”) subject to the terms and conditions of this Letter of Agency.

(3)	We irrevocably appoint and confirm your appointment as our agent to act for and on our behalf to sell and conclude the sale of the Commodity to any commodity supplier (who shall not be the same commodity supplier as referred to in the Purchase Undertaking, except where the sale is on random basis), at a sale consideration which is equivalent to the Bank’s Purchase Price. Kindly remit the proceeds of the sale of the Commodity to our account as acceptable to the Bank.

(4)	For the purpose of discharging your duties as our agent, you are irrevocably authorised to sign, execute any document, agreement or instrument for and on our behalf.

(5)	In relation to the agency created in this Letter of Agency, we shall pay to you the Agency Fee subject to the terms and conditions as stated in the Facility Agreement.

(6)	Your authority is limited to the duties, obligations and liabilities specifically provided for in this Letter of Agency.

(7)	Any action, act or deed taken or performed by you pursuant to this Letter of Agency shall be binding upon us.

(8)	We undertake to indemnify the Bank from any losses, costs, expenses or damage that the Bank may suffer or incur as a result of performing the Bank’s agency function except in the event of misconduct (ta’addi), negligence (taqsir) or breach of specified terms (mukhalafah al-shurut).

(9)	This Letter of Agency shall be binding upon each party to this Letter of Agency and its successors-in-title, and permitted assigns.

17

(10)	This Letter of Agency is governed by, and shall be construed in accordance with the laws of Malaysia and the parties submit to the exclusive jurisdiction of the Malaysian courts.

(11)	The agency appointment is terminated upon full satisfaction/settlement or cancellation/termination of the Facility.

(12)	Pursuant to Paragraph 6 of the General Exemptions of the First Schedule of the Stamp Act 1949, to which this Letter of Agency is an additional instrument strictly required for the purpose of compliance with the Shariah Principle, hence this Letter of Agency is exempted from stamp duty.

Thank you.

REMINDER: The Customer is hereby reminded to read and understand the terms and conditions of this Letter of Agency before signing below. In the event there are any terms and conditions in this Letter of Agency that the Customer does not understand, the Customer is hereby advised to discuss further with the Bank’s staff, representative or agent before signing below.

For and on behalf of
insert name of customer

Authorised signatory

Acceptance of Appointment

We, Affin Islamic Bank Berhad agree and accept the appointment as agent subject to the terms of this Letter of Agency.

Thank you.

For and on behalf of

Affin Islamic Bank Berhad

Authorised signatory

18

ORIGINAL 20204412

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

ASAL

SIJIL SETEM

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	G01BE31607XW019
Jenis Surat Cara *Type Of Instrument*	SURAT TAWARAN SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	23/07/2021
Balasan *Consideration*	RM 0.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
AFFIN ISLAMIC BANK BERHAD, NO SYARIKAT 200501027372 (709506-V)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
SAGTEC GROUP SDN. BHD., NO SYARIKAT 201801021489 (1283508-P)

Butiran Harta / Suratcara *Property / Instrument Description*

LHDN MALAYSIA

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	W0180A21968?947
Tarikh Penyeteman *Date of Stamping*	06/08/2021
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 10.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 10.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date : 06/08/2021 03:40:42*

Pengesahan kelulusan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

— tamat/end —

PRIVATE & CONFIDENTIAL

Our Ref : SDS/2021/BC-TTDI/32362/ABY

Date : 16 July 2021

SAGTEC GROUP SDN BHD (1283508P)

10-2, Jalan Tanjung SD13/2

Bandar Sri Damansara

52200 Wilayah Persekutuan

Kuala Lumpur

Dear Sirs,

Islamic Banking Facility(ies) to SAGTEC GROUP SDN BHD (1283508P) (THE “CUSTOMER”) for aggregate amount of RM825,000.00.

Thank you for choosing Affin Islamic Bank Berhad (the “Bank”) for your banking facility(ies) requirements. The Bank is pleased to make available to the Customer the following facility(ies) (the “Facility(ies)”) for the overall limit of RM825,000.00 outlined below on the following terms and conditions, subject to the Bank’s Standard Terms and Conditions and the Specific Terms and Conditions, as attached to this Letter of Offer, and to the satisfactory completion of documentation:-

A. FACILITY(IES) & LIMIT

Type of Facility(ies)	Facility Limit	Pricing
Tawarruq Cash Line-i	RM750,000.00	Base Financing Rate (“BFR”) + 1.35% per annum (“p.a”); maximum capping rate: 12% p.a.
Tawarruq Term Financing-i	RM75,000.00	Base Financing Rate (“BFR”) + 0.00% per annum (“p.a”); maximum capping rate: 12% p.a.

TOTAL	RMB 825,000.00

Total facility(ies): RINGGIT MALAYSIA: Eight Hundred and Two Five Thousand only.

Our Base Financing Rate (“BFR”) is currently pegged at 5.56% p.a.

B.	FACILITY(IES) TERMS & CONDITIONS / DETAILS OF FACILITIES

(1)	TAWARRUQ CASH LINE-I

Shariah Concept

Tawarruq.

Purpose

For working capital.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

Pricing

Effective Profit Rate of Base Financing Rate (“BFR”) + 1.35% per annum (“p.a.”) not exceeding Ceiling Profit Rate of 12% p.a.

The Bank shall grant rebate to the Customer in the amount equivalent to the difference between the Celling Profit Rate and the Effective Profit Rate in the manner as determined by the Bank, in the event that the Effective Profit Rate is lower than the Ceiling Profit Rate.

Bank’s Purchase Price	: RM750,000.00
Bank’s Sale Price	: RM1,650,000.00

Agency Fee

RM5.00 per RM1,000,000.00 transaction on pro-rate basis upon each execution of Tawarruq transaction.

Tenure

The facility is for a period of one hundred and twenty (120) months and subject to yearly review.

Availability Period

Within six (6) months of date of facility placed at Customer’s disposal, otherwise the facility shall be treated as lapsed and cancelled.

Payment

The Bank’s Sale Price is calculated at Ceiling Profit Rate. However, the monthly payment will be calculated based on the Effective Profit Rate which will not exceed the Ceiling Profit Rate.

The Bank shall debit your facility account for the profit portion of the Bank’s Sale Price on monthly basis at every month-end, based on the amount of the facility utilized and you are to make good the amount debited.

The principal portion of the Bank’s Sale Price is to be paid at the end of the financing tenor/duration of the facility or at any time that the Bank deems fit with prior notice to you.

(2)	TAWARRUO TERM FINANCING-i

Shariah Concept

Tawarruq.

Purpose

To finance Takaful contribution.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

Pricing

Effective Profit Rate (BFR) + 0.00% per annum (p.a.) not exceeding Ceiling Profit Rate of 12% p.a.

The Bank shall grant rebate to the Customer in the amount equivalent to the difference between the Ceiling Profit Rate and the Effective Profit Rate in the manner as determined by the Bank, in the event that the Effective Profit Rate is lower than the Ceiling Profit Rate.

Bank’s Purchase Price	: RM75,000.00
Bank’s Sale Price	: RM129,124.00

Agency Fee

RM5.00 per RM1,000,000.00 transaction on pro-rate basis upon each execution of Tawarruq transaction.

Tenure

The facility is for a period of 120 months and subject to yearly review.

Payment

The payment shall be paid on a monthly basis Inclusive of profit in the following manner:

No of instalment(s)	Frequency	Instalment Amount
120	Monthly	RM817.00

The Bank’s Sale price is calculated at Ceiling Profit Rate. However, the monthly payment will be calculated based on the Effective Profit Rate which will not exceed the Ceiling Profit Rate.

Commencement of Payment

The payment of Bank’s Sale Price shall commence 1 month after full drawdown.

In the event that the full drawdown or initial drawdown is made within 1st to 15th day of the month, the instalment shall be due and payable on the 5th day of the following month otherwise should it fall after the 15th of the month, the monthly instalment shall be due and payable on the 5th day of the next following month.

Availability Period

Within twelve (12) months of date of facility placed at Customer’s disposal otherwise the facility shall be treated as lapsed and cancelled.

Disbursement Conditions

1. Execution of security documentation acceptable to the Bank and compliance with conditions precedent.

2. Receipt of Drawdown Notice by the Bank.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

Drawdown Conditions

The Tawarruq Term Financing-i contribution for the BizSecure-i of RM75,000.00 shall be paid directly to the takaful company upon receipt of the Letter of Acceptance/Offer by the Takaful company on Ng Chen Lok (NRIC No. 870203-06-5701) for 10 years. AmMetLife Takaful Berhad shall be your preferred Takaful provider. Any undrawn portion of the financing shall be cancelled.

The Customer shall top-up any additional contribution charged in excess of the financing.

C.	REVIEW

(1)	The facility may be subject to annual review or at the Bank’s option any other more frequent review(s) as the Bank at its discretion may decide. Any review if so conducted shall be in the manner as the Bank shall determine.

(2)	Upon such review, the Bank may, subject to Shariah principles, renew, suspend, vary the limit of the Facility and/or impose additional conditions as the Bank deems fit with twenty-one (21) calendar days prior notice to the Customer.

(3)	Any decision by the Bank not to conduct a review during any review period or any failure, omission or delay on the part of the Bank to conduct such review shall not be construed as a waiver of the Bank’s right to review. It shall also not prejudice the Bank’s rights to accelerate or recover amount due by the Customer and or guarantors in an event of default.

(4)	The next review date is 31 August 2022.

D.	SECURITY

(1)	Master Facilities Agreement is to be executed between the Customer and the Bank and to be stamped as principal instrument.

(2)	Open All Monies 1st Party Charge over Cash Deposit and Letter of Set Off are to be executed by the Customer and stamped.

(3)	Upfront placement of 1st Party Affin Islamic Term Deposit-i (AITD-I) of RM225,000.00 to be held on lien with the Bank. Profit earned on the Affin Islamic Term Deposit-1 (AITD-i) is to be reinvested / capitalized upon each maturity.

(4)	Collection of monthly sinking fund for RM3,000.00 into an account to be determined by the Bank. First collection is to be commence 1st month after the date of full disbursement: Profit earned, if any is to be reinvested/capitalized upon each maturity.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

(5)	70% guarantee of RM750,000.00 by Syarikat Jaminan Pembiayaan Perniagaan (SJPP) guarantee under Working Capital Guarantee Scheme 2 (WCGS 2).

(6)	Personal Guarantee for RM825,000.00 is to be executed by Ng Chen Lok (NRIC No. 870203-06-5701) in his personal capacity.

E.	EXECUTION OF SECURITY DOCUMENTATION

All relevant security documentation is to be executed within sixty (60) days from the date of acceptance of this Letter of Offer by the Customer, failing which the Bank shall be entitled at its absolute discretion to extend the time for execution for such period as it deems fit, or to terminate / cancel this offer and upon such termination or cancellation, the Bank’s liability hereunder shall be absolved and the Customer shall have no right to claim against the Bank.

F.	TRANSACTION DOCUMENTS

Item	Facility(ies)	Documentation
a) Master Facility Agreement;
b) Purchase Undertaking;
1.	Tawarruq Term Financing-i	c) Murabahah Verbal Contract (Murabahah Sale Contract); and
d) Letter of Agency.
a) Master Facility Agreement;
b) Purchase Undertaking;
2.	Tawarruq Cash Line-i	c) Murabahah Verbal Contract (Murabahah Sale Contract); and
d) Letter of Agency.

G.	CONDITIONS PRECEDENT

The utilization and drawdown of the facilities may be allowed only after fulfillment of the following:-

1.	Acceptance of Letter of offer.

2.	Submission of a certified true copy of the Company’s Board of Directors Resolution authorizing the acceptance of the banking facilities and any variation to the utilization of the approved facilities, if applicable.

3.	Execution of all security documents (any security documents executed in favour of the Bank as security for any amount due and payable to the Bank under the Facility), as confirmed by the Bank Panel Solicitors.

4.	Written confirmation from Bank Panel Solicitors that all security documents have been duly executed, stamped and in the case of land charges, legal assignment of Sale & Purchase Agreement, debenture and cash lien, these documents have all been presented for registration (supported by registration numbers as appropriate) with the relevant authorities, (where applicable).

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

5.	Written confirmation from the Official Assignee that directors, chargors, and guarantors (wherever applicable) have not been adjudicated a bankrupt or wound up as appropriate.

6.	Affin Islamic’s panel takaful company shall be your preferred takaful company and chargeable security to be adequately covered with them incorporating charging clause in favour of Affin Islamic Bank.

7.	Notwithstanding the above, you are free to use the service of any Takaful operators of your choice that provide adequate coverage against such risks as the Bank may require and determine fit. The takaful certificate shall be duly assigned to the Bank for the duration of the Facility.

8.	Confirmation by the Bank’s solicitors that they have filed Statement of Particulars with Companies Commission of Malaysia, where applicable.

9.	Availability of the Official Assignee’s written confirmation that no winding up order has been made against the Customer and/or Corporate Guarantor, and no bankruptcy action has been taken against any of the directors of the Customer and/or guarantors (if applicable).

10.	The Customer is advised to open and maintain an Islamic Current Account with the Bank.

11.	The Customer is advised to execute a Letter of Authorization authorizing the Bank to debit the Islamic Current Account with the Bank for servicing the monthly payment via the Automatic Fund Transfer (AFT) for the Banking facilities, if any, collection of sinking fund or any amount due in respect of the financing.

12.	Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) guarantee under Working Capital Guarantee Scheme 2 (WCGS 2). Approval notification must be obtained for guarantee coverage 70% of the facility limit. The Bank reserves the right to cancel or to recall the facility should Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) approval is obtained.

13.	Guarantee fee of 1.00% p.a. Is to be paid upfront by the Customer upon signing of Letter of Offer. The amount is to be credited into the Customer Islamic Current Account and earmarked for payment upon receipt of quarterly guarantee fee invoice from Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP).

H.	CONDITION SUBSEQUENT

1.	Customer is to submit audited report FYE30/06/2021 with not more than 10% negative variance against management set as at 31 May 2021 by 31/12/2021.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

I.	OTHER CONDITION

1.	The Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) under Working Capital Cuarantee Scheme 2 (WCGS 2) is up to 17 years or until 31/12/2035, whichever is earlier.

J.	ADDITIONAL TERMS & CONDITIONS

1.	All financing proceeds are to be used for the intended purpose.

2.	Submission of audited financial statements within six (6) months of financial year closing.

3.	Submission of Management Accounts within one (1) month of each quarterly closing.

4.	No change in ownership without Bank’s prior written permission.

5.	Payment of all rents, rates and taxes appropriate on a timely basis.

6.	Possession of all necessary licenses and compliance with all regulations relating to the business.

7.	No disposal of assets without Bank’s prior approval.

8.	Not to enter into joint ventures, profit sharing or royalty agreement without Bank’s prior approval.

9.	Not to enter into any merger, consolidation or reorganization without Bank’s prior approval.

10.	Not to enter into any management contract or similar arrangement where the business is managed by third parties.

K.	REBATE

(1)	The Bank shall grant rebate to the Customer (in accordance to the approved formula by the Shariah Advisory Council of BNM and any amendment of the same) if any of the following shall occur:

(i)	The Customer makes early settlement or early redemption, including those arising from prepayments;

(ii)	The Customer makes settlement of the original financing contract due to financing restructuring exercise;

(iii)	The Customer makes settlement of the Facility in the case of default; or

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

(iv)	The Customer makes settlement of the Facility in the event of termination or cancellation of financing before the maturity date.

(2)	Rebate shall be calculated based on the following formula:

(i)	Normal Situation

Deferred profit (at the point of settlement of financing) - Early Settlement Charges (if any).

(ii)	For non-delivery/non-possession of asset

Deferred profit (at the point of settlement of financing) + Undisbursed principal or Cost of Purchase - Early Settlement Charges (if any).

(3)	Rebate shall not be construed in any manner whatsoever as cash rebate payable to the Customer, but shall be reflected as a reduction in the profit element of the installment/payment of the Bank’s Sale Price.

(4)	Rebate shall only be granted in the manner as determined by the Bank upon receipt of the settlement/redemption sum.

L.	COMPENSATION CHARGES (TA’WIDH)

(1)	The Customer shall be liable to pay the Bank compensation on any amount overdue as follows (in accordance to the approved formula by the Shariah Advisory Council of BNM and any amendment of the same):

(i)	if the default occurs during the Tenure of the Facility as provided herein, at the rate of one per centum (1%) per annum on such overdue Installment under the Facility or on such outstanding balance of the principal sum and earned profit (if any) (subject to rebate, if applicable), in the case of default causing the entire Facility to be recalled or brought to court for judgement prior to maturity, whichever applicable, or any other method approved by the Bank’s Shariah Committee and/or Shariah Advisory Council of BNM; and

(ii)	if the default occurs after the maturity of the Facility as provided or upon judgment, whichever is earlier, at the rate which is the prevalling daily overnight Islamic Interbank Money Market rate on such outstanding balance of the principal sum and earned profit (if any) (subject to rebate, if applicable)or any other method approved by the Bank’s Shariah Committee and/or Shariah Advisory Council of BNM.

(2)	It is further agreed that the compensation shall not be compounded.

(3)	The compensation at the aforesaid rate shall be payable by the Customer after as well as before any judgment or order of court.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

M.	FACILITIES GRANTED IN FOREIGN CURRENCIES (if applicable)

In the event that the Bank decides to recall any facility/les granted in Foreign Currency in this Letter of Offer, the Bank shall be entitled to convert the Foreign Currency to Ringgit equivalent using the prevailing rate quoted by the Bank’s Treasury Department.

N.	PREPAYMENT

Prepayment in respect to Tawarruq Term Financing-i shall be allowed by giving 30 days’ notice to the Bank of the Customer’s intention of such prepayment; failing which the Bank may factor in such associated cost in reducing Ibra’, exercise price, buyout amount (whichever applicable). Such notice shall be irrevocable and subject to the minimum amount of RM1,000.00.

O.	EARLY SETTLEMENT

At the discretion of the Bank, the Customer may make an early settlement to the Bank of the Facility(ies) (if applicable) subject to the following conditions:

(a)	the Bank shall have received from the Customer not less than thirty (30) days or such other period as may be prescribed by the Bank from time to time, prior written notice (“Early Settlement Notice”) of its intention to make early settlement specifying the relevant amount to be paid and the date of such payment failing which the Bank shall have the right to factor in such associated costs or charges in the exercise price formula under the respective purchase undertaking accordingly or in reducing the ibra’ amount, whichever applicable;

(b)	the Customer has paid in full all other monies due and outstanding under the Facility(ies) and the relevant security documents;

(c)	the amount payable by the Customer in respect of such early settlement shall be determined by the Bank at its discretion in accordance with the principles of Shariah; and

(d)	any Early Settlement Notice once given shall be irrevocable and the Customer shall pay the amount as determined by the Bank on the date specified in such Early Settlement Notice.

P.	AVAILABILITY PERIOD

The disbursement of the financing shall be effected within the availability period of six (6) months from the date the facility is placed at Customer’s disposal, otherwise the financing shall be treated as lapsed and cancelled.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

Q.	DISBURSEMENT

The disbursement of all the facilities are further subject to:

(a)	execution of security documentation acceptable to the Bank and compliance with conditions precedent to the Bank’s satisfaction;

(b)	the Specific Terms & Conditions annexed to this Letter of Offer.

R.	TAKAFUL CONTRACT

Fire Takaful Contract on the properties charged shall be obtained from Takaful Company on the Bank’s panel and duly assigned to the Bank and the Bank is the beneficiary of the policy, for the duration of the facilities.

S.	REVISED EFFECTIVE PROFIT RATE

(a)	In the event your facility is classified as Impaired Financing (Non Performing Financing), the Bank shall revise the effective profit/ijarah rate in your Letter of Offer to Base Financing rate (“BFR”) + 3.50% per annum (“p.a”) calculated on the outstanding principal, or such other rate or basis of calculation of the rate as the Bank may determine at its discretion.

(b)	Prior to the revision of the profit/ijarah rate, the Bank shall provide a written advance notice of not less than 21 days.

(c)	If you have regularized your account and after due assessment of the Bank, the Bank shall reinstate the effective profit rate as per the Letter of Offer regardless whether you submit an application for the reinstatement or not. If your effective profit rate has been reinstated, but subsequently revised again due to paragraph (a) above, the Bank shall reinstate the rate after regularization of account as per the Latter of Offer, upon application for reinstatement by you and due assessment by the Bank.

(d)	The above revised effective profit rate is subject to not exceeding the ceiling profit rate.

T.	FLOOR RATE

For facilities pegged to Base Financing Rate (“BFR”), Base Rate (“BR”) and Islamic Cost of Fund (“ICOF”), the effective profit rate is subject to a minimum rate of 3.00% per annum (“p.a.”) or such other minimum rate as may be prescribed by the Bank from time to time with prior notice to you.

U.	ATTACHMENT

The Attachments (which include the Standard Terms and Conditions and the Specific Terms and Conditions) as attached to this Letter of Offer shall form part of this Letter of Offer.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

Bank Negara Malaysia has now established the Central Credit Bureau to collect information from banks regarding the customers and the credit facilities granted to the customers. This is to enable participating banks who are approached for credit facilities by a customer to be informed by the Bureau of the customer and the aggregate credit facilities granted to the customer by the other banks.

This information is kept strictly confidential between the Bureau and all participating Banks and it is a term of the financing facilities offered in this Letter of Offer to you that information regarding it will be given to the Bureau for the use of the Bureau and participating Banks.

Please indicate your acceptance of the above banking arrangement by signing and returning to the Bank the duplicate of the Letter of Offer, the Standard Terms and Conditions and the Specific Terms and Conditions within fourteen (14) days from the date hereof, together with the following documents, duly certified true copy by the Company Secretary:

(a)	a copy of the Board Resolution together with a copy of the certificate of incorporation and Memorandum and Articles of Association or Constitution; and

(b)	a copy of the latest Forms 24, 44 and 49 or other relevant forms under the Companies Act 2016 of the Customer,

failing which the Bank shall be entitled at its absolute discretion to either treat this offer as having lapsed or extend the time of acceptance for such period as it deems fit.

In the event of a discrepancy or an ambiguity or any inconsistency(ies) between the terms of this Letter of Offer and those of the Standard Terms and Conditions and / or the Specific Terms and Conditions, the terms of this Letter of Offer shall prevail to the extent of such discrepancy or ambiguity or inconsistency(ies).

This Letter of Offer will be governed by Malaysian laws.

The terms of this Letter of Offer may be varied or waived by notice in writing by the Bank and the Bank in its absolute discretion may require the Customer to countersign such written notice.

All documents should be forwarded to:

Affin Islamic Bank Berhad

Loan Administration & Documentation Department

Security Documentation Section

9th Floor, Menara Affin

80 Jalan Raja Chulan

50200 Kuala Lumpur

For any clarification on security documentation, kindly contact;

Officer	: Azman Bin Yacob
Contact no.	: 03-2731 5266

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

For any enquiry regarding the terms and conditions of the facility(ies) granted, kindly contact;

Relationship Manager	: Thong Ji Sing
Contact no.	: 03-7727 0900

The facilities will be made available to you at our Branch at the following address: -

Affin Islamic Bank Berhad (TTDI Branch)

No. 47 & 49,

Jln Tun Mohd Fuad 3,

Tmn Tun Dr. Ismail,

60000 Kuala Lumpur

Contact no.	: 03-7-727 9080, 03-7727 9082
Fax No.	: 03-7727 9543

We thank you for giving the Bank the opportunity to be of service to you.

Yours faithfully,

for AFFIN ISLAMIC BANK BERHAD

/s/ THONG JI SING	/s/ CELINE LIM
Authorised Signatory	Authorised Signatory

THONG JI SING	CELINE LIM
Asst. Relationship Manager Business Centre TTDI	Head, Business Centre TTDI

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

REMINDER: The Customer is reminded to react and understand the terms and conditions of this Letter of Offer and the Attachments before signing below. In the event there are any terms and conditions in this Letter of Offer and the Attachments that the Customer does not understand, the customer is advised to discuss further with the Bank’s staff, representative or agent before signing below.

I/We, SAGTEC GROUP SDN BHD (1283508P) hereby accept the foregoing terms and conditions and the attached Standard Terms and Conditions and Specific Terms and Conditions in respect of the banking facilities offered, and we authorize the Bank to conduct credit checks on us with any credit reference agencies at any time and from time to time, and, I/we confirm that I/we has/have read and hereby consent to the terms of the Privacy Notice the Bank’s website

Authorised signatories for and on behalf of SAGTEC GROUP SDN BHD ( 1283508P).

/s/ NG CHEN LOK
Name: NG CHEN LOK	Name:
NRIC No.: 870203-06-5701	NRIC No,:
Date: 23-07-2021	Date:

Rubber stamp of the Customer, SAGTEC GROUP SDN BHD (1283508P).

hbh	SAGTEC GROUP SDN BHD (1283508-P) 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur. Tel: 03-33100089

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

APPENDIX ONE

THE GENERAL TERMS AND CONDITIONS

A.	REPRESENTATIONS AND WARRANTIES

The Customer represents and warrants to the Bank that:

1.	the Customer has full legal right, authority, power and capacity to accept the facilities and to perform the terms in this Letter of Offer. In the event the Customer is a company, the Customer is a company duly incorporated and validly existing under the laws of Malaysia and has full power and authority to carry on its present business;

2.	the terms of this Letter of Offer constitute legal, valid and binding obligations enforceable against the customer;

3.	all consents authorizations and approvals which are required or advisable to be obtained in connection with the acceptance, delivery, legality or enforceability of this Letter of Offer and the use of the facilities have been obtained and are in full force and effect;

4.	the Customer’s acceptance of this Letter of Offer and the performance of the terms in this Letter of offer will not contravene any law, regulation, order or decree of any governmental authority, agency or court to which the Customer is subject;

5.	the Customer is not in default under any agreement to which the Customer is a party or by which the Customer may be bound and no litigation arbitration or administrative proceedings are presently current or pending or threatened against the Customer;

6.	all Information furnished by the Customer to the Bank in connection with the facilities are true and correct and there has been no omission which would render the information inaccurate or misleading;

7.	the Customer’s last audited accounts have been prepared in accordance with accounting principles and practices generally accepted in Malaysia and give a true and fair view of the Customer’s financial position as at that date; and

8.	there are no winding-up proceedings currently pending or threatened against the Customer.

B.	AFFIRMATIVE COVENANTS

During the tenor of the facilities the Customer will:

1.	carry out the Customer’s business diligently and efficiently and in accordance with sound financial practices;

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

2.	furnish to the Bank all Information reasonably required by the Bank in relation to the customer’s business and financial position;

3.	keep full, proper and up-to-date accounts and furnish to the Bank within one hundred and eighty (180) days from the end of each of the Customer’s financial year copies of the Customer’s balance sheet, profit and loss account and report audited and certified by a qualified Independent auditor;

4.	keep and maintain the Customer’s present paid up share capital and any increases of the same;

5.	punctually pay and/or cause to be paid all rents rates taxes and all other outgoings payable in respect of the premises at which the Customer carry on business and properties which are security for the payment of the facilities;

6.	appoint from time to time only such auditor or firm of auditors acceptable to the Bank;

7.	notify the Bank of the occurrence of an Event of Default or of any event of default in relation to any of the Customer’s other Indebtedness; and

8.	notify the Bank of any change in the Customer’s Board of Directors or its management or its major or controlling shareholders or partners.

C.	NEGATIVE COVENANTS

During the tenor of the facilities the Customer shall not, without the prior written consent of the Bank:

1.	add to, delete, vary or amend the Customer’s Memorandum and Articles of Association in any manner which would be inconsistent with the terms of this Letter of Offer;

2.	change the Customer’s financial year or the nature of the Customer’s business;

3.	sell, transfer, lease or otherwise dispose of a substantial part of the Customer’s capital assets or undertake or permit any merger, consolidation or reorganization;

4.	enter into any transaction with any person firm or company except in the ordinary course of business and at arm’s length commercial terms;

5.	decrease or alter the Customer’s authorized or issued capital or alter the structure of the same or the rights attached to the;

6.	change the Customer’s major or controlling shareholding or partnership structure;

7.	change in ownership of the Customer (If applicable);

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

8.	enter into joint ventures, profit sharing or royalty agreement;

9.	enter into any merger, consolidation or reorganization (if applicable); and

10.	enter into any management contract or similar arrangement where the business is managed by third parties.

D.	EVENT OF DEFAULT

Notwithstanding the facilities are to expire on the date stated in this Letter of offer before, the Bank shall have the right to accelerate any sums outstanding or terminate the facilities at any time with prior notice if one or more of the following events should occur to the Company:-

1.	the Customer fails to pay, when due, any sum of profit or principal or other sums of money due hereunder in accordance with the terms of this Letter of Offer; or

2.	the Customer is unable to pay Its debts as and when they become due, or commits an act of bankruptcy; or

3.	a winding-up petition is presented against the customer or a Receiver or Trustee Is appointed to take possession of Its properties, or any form of execution is levied or enforced upon any of its properties and is not discharged within seven (7) business days of it being levied or enforced; or

4.	there is a breach of any of the terms and conditions of these facilities; or

5.	default is made in payment of any monies whether principal or dividend payable under the provisions of this Letter of offer or any amendments in this Letter of offer or to this same; or

6.	the Customer fails to perform or observe any of the other provisions undertakings covenants or terms set out which is not capable of remedy, or which, being capable of remedy, is not remedied within fourteen (14) days or such other period as the Bank may decide after notice to the Customer requesting action to remedy the same; or

7.	any representation or warranty made or Implied pursuant to any provision hereof or pursuant to any notice, opinion or certificate or other document delivered pursuant to the terms hereof or pursuant to any notice, opinion or certificate or other document delivered pursuant to the terms hereunder proves to have been incorrect or misleading in a particular deemed by the Bank to be material as of the date at which it was made or deemed to have been made; or

8.	the Customer ceases to carry on its business; or

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

9.	a petition shall be presented or an order be made or a resolution be passed for the Customer’s winding up or the Customer enters into liquidation whether compulsorily or voluntarily (otherwise than for the purpose of genuine amalgamation and reconstruction); or

10.	a trustee, custodian, Receiver and/or Manager of the Customer’s undertaking or properties or any part of the same shall be appointed other than by the Bank; or

11.	distress or execution or other process of a court of competent jurisdiction be levied upon or issued or threatened to be levied or issued against any of the Customer’s properties; or

12.	the Bank has reason to believe that the Customer is not carrying on its business and affairs in accordance with sound financial and commercial standards and practices; or

13.	any of the Customer’s other indebtedness becomes capable in accordance with the relevant terms of the same of being declared due prematurely by reason of a default or the Customer falls to make any payment in respect of the same on the due date for such payment or if due on demand when demanded or the security for any such indebtedness becomes enforceable; or

14.	the Customer enters into any compromise composition or scheme of arrangement with its creditors or any assignment for the benefit of creditors without the consent of the Bank; or

15.	any of the Customer’s directors, officers, managers, guarantors, agents or any other their spouses parents or children are directors or officers of the Bank or otherwise connected with the Bank or if there occurs any other breach of Section 57 of the Islamic Financial Services Act 2013 [Act 759] and BNM’s “Guidelines on Credit Transactions and Exposures with Connected Parties for Islamic Bank” and includes any replacement guidelines/specifications/circulars issued by BNM from time to time in connection therewith; or

16.	there occurs any event which in the sole opinion of the Bank amounts to a material adverse change in the Customer’s condition (financial or otherwise); or

17.	there is any change in the existing laws regulations policies or official directive of any governmental authority whether or not having the force of law which change would make it unlawful illegal or otherwise inappropriate, from the viewpoint of the Bank, for the Bank to continue to make available the facilities to the Customer; or

18.	the Bank is of the opinion that the facilities are not utilized for the purpose described herein this Letter of Offer; or

19.	the Customer commits any act of bankruptcy or any act which, would have amounted to an act of bankruptcy; or

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

20.	the Customer is unable to pay or suspends the payment of any debt or makes an assignment for the benefit of creditors or enters into any compromise composition or scheme of arrangement with its creditors or takes advantage of any insolvency law; or

21.	the Customer’s management is displaced or the conduct of the business of the Customer is curtailed by any seizure, vesting or intervention by or under the authority of a government or governmental body; or

22.	an event or events has or have occurred or a situation exists which could or might, in the opinion of the Bank, prejudice the Customer’s ability to perform its obligations hereunder in accordance with their respective terms or render the continuation of the facilities detrimental to the position of the Bank or otherwise undesirable; or

23.	the Customer dies or becomes insane.

E.	TERMS AND CONDITIONS TO THE FACILITIES

(1)	Tawarrug Term Financing-i

1.	In accordance with the Shariah concept of Tawarruq, the Tawarruq Transaction as follows shall take place:

(i)	Pursuant to the Purchase Undertaking, the Bank will, at the request of the Customer, purchase the commodity from the commodity supplier at the Bank’s Purchase Price (which is equivalent to the facility amount);

(ii)	Pursuant to the Murabahah Sale Contract, the Bank will, at the request of the Customer, sell the Commodity to the Customer at the Bank’s Sale Price on deferred payment terms;

(iii)	Pursuant to the Letter of Agency, the Customer will appoint the Bank as agent to act for and on behalf of the Customer to sell and conclude the sale of the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (i) above, except where the sale is on random basis) at the Bank’s Purchase Price; and

(iv)	In accordance with the Letter of Agency, the Bank, acting as agent of the Customer, will sell the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (i) above, except where the sale is on random basis) at the Bank’s Purchase Price which is equivalent to the amount of the Facility. The proceeds from the sale will be made available to the Customer subject to the terms and conditions of the Facility.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

(v)	Alternatively, the sale of commodity by the Bank to the Customer may be concluded by way of verbal contract, whereby:

(a)	the sale of commodity will be concluded verbally between the Bank and the Customer;

(b)	upon conclusion of the verbal murabahah sale transaction, the Bank will issue confirmation of murabahah sale transaction which will provide the agreed Bank’s Sale Price payable on deferred payment term; and

(c)	If the parties conclude the murabahah sale transaction by way of verbal contract, the parties are no longer required to enter into the Murabahah Sale Contract.

(2)	Tawarruq Cash line-i (CL-i)

1.	In accordance with the Shariah concept of Tawarruq, the Tawarruq Transaction as follows shall take place:

(i)	Pursuant to the Purchase Undertaking, the Bank will, at the request of the Customer, purchase the commodity from the commodity supplier at the Bank’s Purchase Price (which is equivalent to the facility amount);

(ii)	Pursuant to the Murabahah Sale Contract, the Bank will, at the request of the Customer, sell the Commodity to the Customer at the Bank’s Sale Price on deferred payment terms;

(iii)	Pursuant to the Letter of Agency, the Customer will appoint the Bank as agent to act for and on behalf of the Customer to sell and conclude the sale of the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (1) above, except where the sale is on random basis) at the Bank’s Purchase Price.

(iv)	In accordance with the Letter of Agency, the Bank, acting as agent of the Customer, will sell the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (i) above, except where the sale is on random basis) at the Bank’s Purchase Price which is equivalent to the amount of the Facility. The proceeds from the sale will be made available to the Customer subject to the terms and conditions of the Facility.

(v)	Alternatively, the sale of commodity by the Bank to the Customer may be concluded by way of verbal contract, whereby:

(a)	the sale of commodity will be concluded verbally between the Bank and the Customer;

(b)	upon conclusion of the verbal murabahah sale transaction, the Bank will issue confirmation of murabahah sale transaction which will provide the agreed Bank’s Sale Price payable on deferred payment term; and

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

(c)	If the parties conclude the murabahah sale transaction by way of verbal contract, the parties are no longer required to enter into the Murabahah Sale Contract.

2.	The Customer is to open a Current Account-i with the Bank for the purpose of operating the facility.

3.	Account is to be operated within the sanctioned limit. No excess over limit is allowed.

4.	The operation of Tawarruq Cash Line-i shall be governed by the prevailing Dishonored Cheque Information System Guidelines (DCHEQS) and any breach may render the account being re-designated as Special Account with no cheque book facilities by the Bank without any reference to you. In this respect, the Customer is to provide a statement to the Bank that the Customer is not on the current DCHEQS blacklist. In accordance with the provisions of DCHEQS guidelines issued by Bank Negara Malaysia from time to time, the Bank reserves the absolute right to recall the facility and to close any or all current accounts that have been blacklisted by DCHEQS.

5.	In the event that the Customer has been blacklisted by DCHEQS, the Bank reserves the absolute right to recall the Tawarruq Cash Line-i facility immediately without giving any further reference to the Customer.

6.	At any point of time the Bank has the discretion to liquidate the security deposit to recover any amount due. The dividend (if any) from the Security Deposit will be utilized to settle any outstanding amount payable to the Bank.

7.	The CL-i shall further be governed by such terms and conditions as may be prescribed by the Bank from time to time at the Bank’s absolute discretion subject to Shariah principles.

F.	CHANGES IN CIRCUMSTANCES

If, as a result of any changes in applicable law, regulation of regulatory requirement or in the interpretation or application of the same or if in compliance by the Bank with any applicable directions, request or requirement (whether or not having the force of law), will impose to the Bank any conditions, burdens or obligations, then the Bank’s commitment to make or maintain the facilities will end upon notice to the Customer of the happening of such event after becoming aware of the same. The Bank from time to time reserves the right to vary any of the terms and conditions stated here in accordance with Shariah principles.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

G.	CROSS DEFAULT

Cross default arises in any of the following:

1.	Any other indebtedness of the Customer whether with the Bank or with other financial entities or non-financial entities becomes payable or due prematurely, or becomes capable of being declared payable or due prematurely, by reason of a default by the Customer in its obligations with respect to that indebtedness; or

2.	The Customer fails to make any payment in respect of that indebtedness on the due date for such payment, or if due on demand when demanded; or

3.	Upon the security for any such indebtedness becoming enforceable; and

4.	The Bank shall be entitled to call an event of default in this Letter of Offer and pursue its remedies accordingly.

H.	DISCLOSURE OF INFORMATION

1.	The Customer hereby irrevocably authorize the Bank to disclose and circulate all relevant information relating to the Customer and any outstanding debt which may be due from the Customer to the Bank, if the Bank deems fit in the Bank’s absolute discretion to any person or persons, including a debt collection agent, for the purpose of the Bank’s recovery of the outstanding sums due.

2.	The Bank may disclose to any party or any persons who derives or may derives rights or obligations under or by reference to this Letter of Offer such information about the Customer and/or the security parties in relation to the facilities as shall have been made available to the Bank generally.

3.	The Customer hereby agrees that any branch, subsidiary or parent company of the Bank shall also be entitled to make disclose to the Customer and/or to the other branches, subsidiaries or parent company of the Bank.

4.	The Customer acknowledges and agrees that the permission given under this clause is for the purpose of Section 146 of the Islamic Financial Services Act 2013 [Act 759] and that no further consent from the Customer confirms that the Bank shall not be liable in any manner for disclosing or furnishing such information referred to in this clause.

I.	SEVERABILITY

Any term, condition, stipulation, provision, covenant or undertaking contained in this Letter of Offer which is illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof and any such illegality, prohibition or unenforceability in any jurisdiction shall not invalidate or render illegal, void or unenforceable any such term, condition, stipulation, provision, covenant or undertaking in any other jurisdiction.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

J.	WAIVER

No delay by the parties in this Letter of Offer in exercising nor any omission to exercise any right, power or remedy accruing to the Bank upon any default shall effect, impair or prejudice any right, power or remedy or be construed to be a waiver of the same or any acquiescence in such default, nor shall any action of the parties in respect of any default affect, impair or prejudice any right, power or remedy of the parties in respect of any subsequent default.

K.	GUARANTEE

Notwithstanding anything in this Letter of Offer contained, the fact that one or more of the abovenamed guarantors may not have executed a guarantee in form and substances acceptable to the Bank, the guarantee when executed shall be binding and enforceable against each guarantor who executes the same.

L.	EVIDENCE OF AMOUNT DUE

In any legal action or proceedings relating to the facilities, a certificate of the Bank as to any amount due to it under the facilities shall, in the absence of manifest error, be conclusive evidence that such amount is in fact due and payable.

M.	NOTICE

1.	Any notice or communication may be in writing and may be delivered personally, by post, telex, cable or facsimile to the Customer at the address in this Letter of Offer stated. Proof of posting or dispatch of any notice or communication to the Customer shall be deemed to be proof of receipt:

(a)	if personally delivered, at the time of delivery or

(b)	if posted, on the second business day after posting or

(c)	in the case of telex or cable, on the business day immediately after transmission or

(d)	in the case of a facsimile, on the business day immediately after transmission provided that the Bank has received an answer back confirmation

2.	No change in the Customer’s address in this Letter of Offer stated however brought about shall be effective or binding on the Bank unless actual notice of the change of address has been received by the Bank.

N.	NO MATERIAL ADVERSE CHANGES

The Customer represents and warrants to and undertakes with the Bank that there are no extraordinary circumstances or change of law or other governmental action or material adverse change in the Customer’s financial position or operating environment or management or other conditions shall have occurred or continuing which is in the opinion of the Bank (which opinion shall be final and binding) would affect or prejudice the Customer’s ability to fully perform and discharge the Customer’s obligations hereunder.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

O.	TRANSFER OF SECURITY

1.	The Bank shall be at liberty at any time with or without the concurrence of and with notice to the Customer to assign/transfer all its rights title or interest under the facilities, and the costs and expenses of the Bank and the assignee/transferee of an incidental to such assignment/transfer shall be paid by the Bank.

2.	The Customer may not assign or transfer any of its rights or obligations under the facilities without the prior written consent of the Bank.

P.	TAX

1.	Any sum set out in the Letter of Offer shall be exclusive of any Sales and Services Tax or tax of similar nature (“Tax”).

2.	If one party (“Vendor”) is required by the terms of the Letter of Offer to make a supply to the other (“other party”) such supply shall be made without any charge of Tax. Where such Tax is required by law to be paid by the Vendor, the other party shall pay the Tax on demand to the Vendor. The Vendor shall provide the other party with the valid Tax invoice.

Q.	WHISTLE-BLOWING & BUSINESS ETHICS

(a)	Upon having knowledge of any director, officer or employee of the Bank, directly or indirectly, asking for or receiving from you or your Affiliates, any Gratification in relation to this assignment (whether for his/her own personal benefit or advantage or for the benefit or advantage of any other person, whether before, during or after the term of this financing), kindly immediately inform the Group Chief Compliance Officer of the Bank or email to whistle_blowing@affinislamic.com.my of the same.

(b)	You undertake that neither you nor your Affiliate nor anyone acting on your direction or authority shall (whether before, during or after this assignment, directly or indirectly, give or offer, or agree to give or offer, any Gratification as an inducement or reward to any director, officer, employee or agent of the Bank) for doing or refrain from doing or showing favor or disfavor to any person, in relation to this assignment.

(c)	In the event there is evidence that you or your Affiliate or anyone acting under your direction or authority is in breach of clause (a) or (b), the Bank may terminate this assignment (without prejudice to the Bank’s other rights remedies under the law) by giving written notice to you. Upon such termination, Bank shall be entitled to claim all losses, costs, damages and expenses including any incidental costs and expenses arising from such termination from you.

(d)	Subject to any regulatory permitted disclosures or other clauses allowing disclosure in this assignment, the Bank shall keep confidential any information disclosed or received including the identity of the person giving the information and all the circumstances relating to the information.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

(e)	You shall also whistle-blow in the event of any malpractice or wrong-doing by any staff, contractors, vendors, 3rd parties or agents of the Bank. Kindly refer to the Bank’s Whistleblowing Policy in www.affinislamic.com.my for compliance purposes.

(f)	(i)	‘Affiliate’ means in relation to you, any person or entity owned and controlled directly or indirectly by you, or any person or entity that controls you directly or indirectly in any way whatsoever.

(ii)	‘Gratification’ includes any gift, money, property or thing of value or any service, favor or other thing of value, or any service, favor or other intangible benefit or consideration of any kind, or any other similar advantage.

(g)	You shall demonstrate a high standard of ethical conduct and professionalism in order to safeguard the Bank’s good name by taking all necessary safeguards and precautions to alert the commission of any unethical action including any appearance or impression to such effect.

R.	CREDIT STUDY SERVICES (not applicable for SME)

1.	The Customer acknowledges that, in the course of providing the Facility to the Customer, the Bank may from time to time needs to ensure creditworthiness of the Customer at that point of time is or remains acceptable to the Bank. For such purposes, the Customer shall appoint the Bank to perform the Credit Study (as defined below) or shall provide a credit study report from an independent third party institution or professional body acceptable to the Bank.

2.	The Bank shall have the right to determine the events upon which Credit Study on the Customer is required. Such events include, without limitation, the following:-

a)	upon annual review;

b)	when the need to vary the terms and conditions of the Facility arises based on a request from the Customer, or the need of the Bank, oг

c)	in any other event which the Bank determines that the Credit Study is required.

3.	The fees payable to the Bank for performing the Credit Study shall be mutually agreed upon by the parties through a letter to be issued by the Bank. Payment of the fees by the Customer shall be deemed as its acceptance of the fees payable in performing the Credit Study by the Bank.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

“Credit Study” means the process of Identifying the creditworthiness of the Customer and/or Security Party and their ability to honour and continue to honour obligations under the Facility Agreement. Such process includes the following:

a)	assessment on the Customer’s financial standing to check whether there is any material changes which may affect its creditworthiness and whether the interests of the Bank under the Facility Agreement remain intact;

b)	assessment on latest industry or business outlook that could affect the Customer’s financial standing;

c)	performing financial analysis, company’s analysis, market study, or cash flow analysis;

d)	calculating the Customer’s capacity in servicing its financial obligations under the Facility Agreement; or

e)	recommending whether the Customer’s applications/ requests shall be approved subject to certain conditions or rejected on the basis of specific reasons.

S.	PRIVACY CLAUSE

CONSENT

The Customer/Company (“Customer”) hereby irrevocably consents and authorises, and confirms that it has duly obtained its subsidiaries, directors, shareholders, officers, guarantors and/or any other relevant person’s consent and authority, for AFFIN Bank Berhad Group (“ABB Group”) (as defined in the Privacy Notice) to:

a)	use the information of the Customer and its subsidiaries, directors, shareholders, officers, guarantors and/or such other relevant persons in accordance with the relevant terms and conditions and for the purpose(s) contemplated in this Letter of Offer;

b)	carry out the necessary reference checks, including but not limited to credit reference/reporting checks, to further ascertain the details and status of the Customer and its subsidiaries, directors, shareholders, officers, guarantors and/or such other relevant persons; and

c)	provide the Customer, its subsidiaries, directors, shareholders, officers, guarantors and/or relevant persons with information on AFFIN Bank Berhad Group (“ABB Group”) products, services and/or offers (inclusive of the products, services and offers of entities within “ABB Group”) which may be of interest and/or financial benefit to them, at “ABB Group” sole discretion without further reference to the Customer, its subsidiaries, the directors, its shareholders, officers, guarantors and/or relevant persons, for the duration that these terms and conditions are in force. The Customer agrees to undertake the responsibility to update “ABB Group” in writing should there be any change to the personal and financial information relating to the Customer, its subsidiaries, directors, shareholders, officers, guarantors and/or relevant persons. Should the directors, shareholders, officers, guarantors and/or relevant persons withdraw their consent for “ABB Group” to use and/or process their information during the tenure of these terms and conditions, except where it relates to the last item above, the Customer agrees that “ABB Group” shall have the right to terminate this facility at its sole discretion.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

T.	COMPLIANCE WITH LAW

You expressly expressly agree to comply with all statutes, by-laws, guidelines and regulations (whether or not having the force of law) in Malaysia and shall ensure continued compliance with such regulations for the duration of the Facility. You shall also ensure, arrange, coordinate, manage and obtain all the necessary consents, licenses, exemptions, approvals or authorisations required as may be required by any applicable law, regulation or directive required by you in order to enable you / them to perform your / their respective obligations in connection with the execution, performance, validity or enforceability of these Standard Terms and Conditions, and where applicable, the guarantee and the security documents.

U.	CHANGE IN CONSTITUTION

All security(ies), agreement(s), obligation(s) given or undertaken by the you shall continue to be valid and binding notwithstanding your death, bankruptcy or mental incapacity, or any change in the constitution of the Bank by amalgamation, consolidation, reconstruction, new shareholding or otherwise.

V.	ISLAMIC FINANCIAL SERVICES ACT 2013

1.	General

The parties in this Letter of Offer shall comply with the provisions of the Islamic Financial Services Act 2013 and all guidance, standards, prescriptions, regulations issued or to be issued by BNM at any time and from time to time.

2.	Disclosure

The Customer consents to the disclosure of any documents and information relating to his accounts or affairs to the Bank, its officers and agents and to all such persons and for all such purposes as set out in the relevant Sections of IFSA.

3.	Connected parties

The approval and utilization of the Facility in this Letter of Offer shall be subjected to the “Guidelines on Credit Transactions and Exposures with Connected Parties for Islamic Bank” and/or any other applicable guidance, standards or prescriptions issued or to be issued by BNM with respect to the same. Breach of the same shall be an event of default under this Agreement.

W.	FOREIGN EXCHANGE ADMINISTRATION (FEA)

1.	Wherever applicable, Customer shall comply with the Notices on Foreign Exchange Administration Rules (Foreign Exchange Administration Rules) issued by Bank Negara Malaysia (BNM) in respect of any transactions, including overseas transactions.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

2.	Customer authorises the Bank to take any steps to comply with the relevant and prevailing Foreign Exchange Administration Rules and any rules issued by Bank Negara Malaysia from time to time in respect of any transactions. Where applicable, the Customer shall comply with the prevailing Foreign Exchange Administration Rules issued by Bank Negara Malaysia and usage of card issued by the Bank within the limits and provisions imposed by Bank Negara Malaysia as the ‘Exchange Control Authority’.

X.	PARTNERSHIPS

1.	Where the Facility(ies) are being offered to partnerships, the Customers jointly agree as follows:

(a)

Liability to be Joint and Several

All agreements, obligations, liabilities, representations, warranties and undertakings of the Customers are agreed to be joint and several and shall be construed accordingly.

(b)	Cross Default

Cross default arises in any of the following:

(i)	Any other indebtedness of the Customer whether with the Customer or with other financial entities or non-financial entities becomes payable or due prematurely, or becomes capable of being declared payable or due prematurely, by reason of a default by the Customer in its obligations with respect to that indebtedness; or

(ii)	The Customer fails to make any payment in respect of that Indebtedness on the due date for such payment, or if due on demand when demanded; or

(iii)	Upon the security for any such indebtedness becoming enforceable; then the Bank shall be entitled to call an event of default in this Letter of Offer and pursue its remedies accordingly.

Y.	VARIATION OF TERMS

Subject to Shariah principles, it is expressly agreed and declared by the parties to this Letter of Offer that notwithstanding any of the provisions of this Letter of Offer to the contrary, the provisions and terms of this Letter of Offer may at any time and from time to time be varied or amended by means of letters or such other means as the parties may mutually agree from time to time and thereupon such amendments and variations shall be deemed to have been amended or varied accordingly and shall be read and construed as if such amendments and variations have been incorporated in and had formed part of this Letter of Offer at the time of execution hereof.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

Z.	NOTICES

1.	Any demand, request, notice or other communication (collectively referred to as (“Notices”) by or on behalf of the Bank or the Customer shall be in writing.

2.	Notices may be given or made by post, telegram, facsimile, personal delivery or such other mode as may be allowed by the Bank. Notices shall be issued by or on behalf of the Bank (including computer generated notices / statements that do not require any signature) to the Customer at the Customer’s address, facsimile number or electronic mail address as stated in the Letter of Offer or the last known address, facsimile number or electronic mail address notified by the Customer in writing. The Notices are deemed delivered to the Customer:

(i)	in the case of post, two days after the date of posting;

(ii)	in the case of telegram, on the Business Day following the date of despatch. For this clause, “Business Day” is defined as a day (other than Saturday, Sunday and public holidays) on which the Bank is open in Kuala Lumpur and, if applicable, the state where the place of business of the Bank is located for transaction of business of the nature required or contemplated by the Letter of Offer;

(iii)	in the case of facsimile on the day of transmission;

(iv)	in the case of electronic mail, on the day of transmission provided that the Bank has not received a failed or undeliverable message from the host provider of the recipient within the day of transmission;

(v)	in the case of personal delivery, at the time of delivery.

3.	Notices by the Customer to the Bank shall be duly signed by the Customer or where permitted by the Bank, by the Customer’s duly authorised signatory and served on the Bank at the address or facsimile number as notified in writing by the Bank from time to time. Notices are deemed received by the Bank upon actual receipt of the same except:

(i)	in the case of Notices sent by facsimile after 5.00p.m., such notices shall be deemed received by the Bank on the next Business Day;

(ii)	and where it is deemed necessary by the Bank to verify the Customer’s identity or the source of the Notices, the Customer may be required to deliver at the Customer’s own cost to the Bank such documentary evidence (including the actual or original Notices) as may be required by the Bank. Where such verification is required by the Bank, the Notices are deemed received by the Bank only upon receipt by the Bank of such additional documentary evidence requested by it.

4.	All facsimile Notices should be followed by the original Notice to be delivered by post or by hand, but any delay or failure by the Bank to receive the original Notice shall not affect the validity of any act or omission by the Bank taken in reliance on the facsimile Notice.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

AA.	INDEPENDENT PAYMENT OBLIGATIONS

The Customer expressly agrees and declares that each of the Customer’s obligations to pay or to repay under any of the provisions of the Letter of Offer, these Standard Terms and Conditions and the Specific Terms and Conditions, or where appropriate, any of the security documents constitute separate and independent obligations, shall give rise to separate and independent causes of action, shall apply irrespective of any waiver or indulgence granted by the Bank in respect of any other obligation, shall remain in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of some other obligation and may be relied upon and enforced by the Bank Independently of or simultaneously with or without having to commence any other action under such obligations or under any of the security documents or having first exhausted any remedy or having first sold or disposed of any assets, properties or undertaking which may be provided as security to the Bank from time to time.

BB.	INDEMNITY

Without prejudice to the foregoing terms and provisions and in addition and without prejudice to any other powers, rights and remedies which the Bank may be entitled to, the Customer shall indemnify the Bank and hold the Bank harmless from and against any losses, damages and expenses, whatsoever, legal or otherwise, (including but not limited to all legal costs incurred by the Bank on a solicitor and client basis) which the Bank may sustain, suffer or incur as a consequence of any default in the payment of the Facility(ies) and profit on the same or any portion of the same, or any other amounts payable hereunder or under the guarantee and / or the security documents, or on account of the non-observance of all or any of the terms stipulations agreements and provisions on the part of the Customer or any security party and / or guarantor contained in this Letter of offer or under the security documents, and such losses, damages and expenses shall include but not be limited to such amount as the Bank shall certify (such certification being accompanied by the basis and calculation of such amount and being conclusive and binding upon the Customer save for any manifest error).

CC.	UNDERTAKINGS

1.	POSITIVE UNDERTAKINGS

The Customer undertakes in favour of the Bank that:

(a)	the Customer expressly agrees to comply with all statutes, by-laws, guidelines and regulations (whether or not having the force of law) in Malaysia and shall ensure continued compliance with such regulations for the duration of the Facility(ies). The Customer shall, and shall cause and procure each guarantor and security party to, ensure, arrange, coordinate, manage and obtain and promptly renew from time to time all authorisations, registrations, filings, approvals, consents, licenses and exemptions as may be required under any applicable law, regulation or directive to enable them to perform their respective obligations under the Letter of Offer, these Standard Terms and Conditions, the Specific Terms and Conditions and / or the security documents (as the case may be), or which are required for the validity and enforceability of the Letter of Offer, these Standard Terms and Conditions, the Specific Terms and Conditions and / or the security documents (as the case may be);

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

(b)	the Customer shall give the Bank written notice of any event of default under the Letter of Offer, under these Standard Terms and Conditions, under the Specific Terms and Conditions and under any other existing Indebtedness of the Customer within three (3) Business Days of it becoming aware of the occurrence of the same. For the purpose of this clause, “Business Day” is defined as a day (other than Saturday, Sunday and public holidays) on which the Bank is open in Kuala Lumpur and, if applicable, In the state where the place of business of the Bank is located for transaction of business of the nature required or contemplated by the Letter of Offer;

(c)	the Customer will carry out its business diligently and efficiently and in accordance with sound financial practices;

(d)	the Customer shall keep full, proper and up-to-date accounts and furnish to the Bank within six (6) months from the end of each of its financial year copies of its balance sheet, profit and loss account and report, audited and duly certified by a qualified independent auditor;

(e)	whenever requested by the Bank, the Customer shall furnish to the Bank within sixty (60) days from the end of each quarter year of each of its financial year (where applicable) its financial accounts duly certified by a responsible officer and in a format acceptable to the Bank;

(f)	whenever requested by the Bank, the Customer shall furnish to the Bank all information reasonably required by the Bank in relation to the following:

(i)	the business of the Customer; and

(ii)	the Customer’s financial position; and

(g)	the Customer shall ensure that the guarantor(s) or any security party(ies) (In the case where the guarantor(s) or any security party(ies) is a body corporate) does not permit any form of merger, reconstruction, consolidation or amalgamation by way of a scheme of arrangement or otherwise or approve, permit any transfer of any part of its issued capital;

(h)	the Customer shall ensure that the guarantor(s) or any security party(ies) (In the case where the guarantor(s) or any security party(ies) is a body corporate), does not pass any resolution or make any application for it to be placed under judicial management;

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

(i)	and the Customer shall ensure that the guarantor(s) or any security party(ies) (in the case where the guarantor(s) or any security party(ies) is a body corporate), does not propose to enter into or permit the entry of any arrangement or composition (voluntary or otherwise) with any of its creditors.

2.	NEGATIVE UNDERTAKINGS

The Customer undertakes in favour of the Bank that, it shall not without obtaining the prior written consent of the Bank (which consent shall not be unreasonably withheld):-

(a)	add to, delete, vary or amend the Articles of Partnership (if a partnership) of the Customer in any manner which would be inconsistent with the terms of the Letter of Offer, these Standard Terms and Conditions and the Specific Terms and Conditions;

(b)	change the nature of its business;

(c)	enter into any transaction with any person firm or company except in the ordinary course of business and on arm’s length commercial terms;

(d)	other than in its normal course of business and on arms-length basis, enter into any partnership, profit-sharing or royalty agreement whereby the income of the Customer or its profits are, or might be, shared with any other person, firm or company or enter into any management contract or similar arrangement whereby the business of the Customer or its operations are managed by any other person, firm or company;

(e)	finance or make advances (other than in the normal course of business) to any person;

(f)	create or permit to subsist any further mortgage, charge, pledge, lien, right of setoff, caveats and any security interests of any nature (“Security Interest”) over any part of the properties, assets, business or undertaking (both present or future) of the Customer or, where applicable, of any security party which has been charged or is offered as security to the Bank from time to time, except:

(i)	liens arising by operation of law, and securing obligations not more than 30 days overdue;

(ii)	liens or rights of set off arising in the normal course of trading relating to liabilities the aggregate amount of which is in the opinion of the Bank (which opinion shall be final and binding upon the Customer) is not material; and

(iii)	Security Interest which may be consented to by the Bank in writing from time to time.

For the purposes of this paragraph, the expression “assets” includes but is not limited to any revenues and property imoveable and immoveable of any kind.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

DD.	GOVERNING LAW

1.	Guidelines on Dishonoured Cheques Information System (DCHEOS Guidelines)

In accordance with the provisions of the DCHEQS Guidelines issued by Bank Negara Malaysia from time to time, the Bank reserves the right to close any or all current accounts once the Customer has been listed as a frequent issuer of dishonoured cheques on DCHEQS.

2.	Direction to Financial Institutions (BNM/RH/CIR000-2)

The Bank shall comply with the regulation as set out by Bank Negara Malaysia and will act accordingly to the law and regulation to protect both the Customer’s and the Bank’s interest.

3.	Foreign Account Tax Compliance Act

FATCA is being implemented through a combination of U.S. Treasury Regulations and government-to-government agreements (also known as Intergovernmental Agreements or IGAs) which requires Financial Institutions outside the U.S. to provide information regarding their customers who are U.S. Persons to the U.S. Internal Revenue Service (“U.S. IRS”). Affin Bank Berhad (“the Bank”) and its related companies and affiliates are subject to and required to, or have agreed to comply with FATCA (“FATCA Reporting Requirement”). In view of this, the Bank is required to collect information about each of its customers under the FATCA Reporting Requirement. If you are a U.S. Person, we may need to furnish the Inland Revenue Board of Malaysia (“IRBM”) your account information, which may then be shared with the U.S. IRS.

4.	Common Reporting Standard of Financial Account Information in Tax Matters

Under the CRS developed by the Organisation for Economic Co-operation and Development (“OECD”), governments agree to exchange information automatically with one another on tax residents maintaining financial accounts in each other’s jurisdictions. The Income Tax (Automatic Exchange of Financial Account Information) Rules 2016 (“CRS Rules”) issued by the Ministry of Finance Malaysia on 19 December 2016 which came into operation on 1 January 2017 requires every Reporting Financial Institution to identify Reportable Account maintained by the Reporting Financial Institution by applying the due diligence procedures as specified in the OECD CRS. The Bank and its related companies and affiliates are required to comply with the CRS Rules (“CRS Reporting Requirement”).

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

In view of this, the Bank is required to collect information about your tax residence(s) under applicable tax regulations. If you are not a tax resident of Malaysia, we may need to furnish the IRBM your account information, which may then be shared with other tax authorities of the CRS participating jurisdiction.

Each jurisdiction has its own rules for defining tax residence, and jurisdictions have provided information on how to determine if you are resident in a jurisdiction on the following website:

http://www.oecd.org/tax/automatic-exchange/crs-

implementationandassistance/tax-residency/

As a Financial Institution, we are not allowed to give tax advice. Please consult your tax adviser if you require assistance in determining your tax residence(s).

EE.	OTHER TERMS AND CONDITIONS

1.	No divestment of shares by the existing major shareholders without the Bank’s prior written consent.

2.	No dividends are to be declared without the Bank’s prior written consent.

3.	Submission of half-yearly management account within 60 days of reporting date.

4.	The Customer is required to keep the Bank informed in writing within 30 days of any developments which may change the course of the company’s normal business operations during the tenure of the facilities.

5.	All legal procedures, if any, in securing the facilities are to be handled by a firm of solicitors on the Bank’s panel and legal fees and expenses in connection or incidental to the granting of these facilities including stamping fees, solicitor’s fees on a solicitor and client basis shall be borne by the Customer.

6.	The Bank has the right to set-off all available balance in the Customer’s accounts including current account, investment account and other accounts towards the settlement of any banking facilities granted by the Bank.

7.	Subject to Sharlah principles, the Bank reserves the right to vary or impose additional terms and conditions to meet Its Internal policy guidelines to comply with any guidelines introduced by the Bank Negara Malaysia or any relevant authorities from time to time.

8.	That the Customer shall be liable to pay all fees and expenses including the Bank’s solicitor’s fee (on a solicitor - client basis) if any money granted to the Customer shall be required to be recovered by any process of law or by our solicitors.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

9.	All banking facilities are granted conditional upon the Customer conducting the account satisfactorily within the limit at all times. Notwithstanding the above, the Bank reserves the right to review, recall, cancel or change the terms and conditions as and when the Bank deems it necessary at its absolute discretion subject to Shariah principles irrespective of whether the same is made before or after this offer.

10.	The Bank is authorized to deduct the installment, takaful payment/insurance premium, and other miscellaneous expenses due pertaining to the financing facility from the Customer’s current/savings account, at any time deemed fit by the Bank notwithstanding any terms and conditions contained in any security documents regarding payment of the financing facility and without prejudice to the Bank’s right under the security documents.

11.	The Customer is required to give one (1) month notice in writing to the Bank if the Customer desires to settle the facility in full or partially in a manner other than as provided for in the payment schedule, otherwise, the Bank shall have the right to factor in such associated costs or charges in the exercise price formula under the respective purchase undertaking accordingly or in reducing the ibra’ amount, whichever applicable. Prepayment, if any shall be in multiples of the installment amount.

12.	The Bank has the right to appoint valuers from the Bank’s panel, the cost to be debited from your account with the Bank.

13.	In compliance with Section 57 of the Islamic Financial Services Act 2013 [Act 759] and BNM’s “Guidelines on Credit Transactions and Exposures with Connected Parties for Islamic Bank” and includes any replacement guidelines/specifications/circulars issued by BNM from time to time in connection therewith, the approval and operation or utilization from time to time of such facilities are strictly subject to:

(a)	neither the Customer nor any of the Customer’s partners/directors/shareholders/managers or agents of the Customer or guarantors under the facilities is/are directly related to any directors, officers, or employees of the Bank currently or any time in the future, elther as parent, spouse, or child;

(b)	the Bank reserves the right to recall the facilities under such circumstances; and

(c)	the Customer undertakes to advise the Bank immediately if any of the above relationship is established or discovered at any time.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

14.	The Customer is to submit extract of minutes of the Directors’ Resolution and Board of Directors’ meetings (duly certified by the Company’s Secretary) to the Bank within 30 days of such meetings with regards to any of the following:-

(a)	a significant change in the business direction,

(b)	any changes in key senior management personnel and the composition of the board of directors, and

(c)	notice of litigation by third parties.

Save as aforesaid, the Bank’s consent needs to be obtained for any of the changes below mentioned;

(a)	a change in the shareholders and the respective shareholdings;

(b)	the procurement of any additional credit; and

(c)	acquisition of assets approved by any relevant authorities.

15.	The Bank has the right to conduct visits to the Customer’s premises to verify the on-going nature of the business and to inspect the books of your company, for the purpose of developing a good banker-customer relationship. The Customer undertakes to extend the utmost co-operation by providing full disclosure of records and all relevant information affecting the operations of the business.

16.	The Trade Financing facilities are subject to periodical review and recallable on demand and its utilization are subject to the Bank’s standard terms and conditions under the Trade Financing facilities.

17.	Any other terms and conditions as may be required by the Bank from time to time subject to Shariah principles shall apply and binding.

18.	Any decision or conclusion related to the Shariah matters pronounced and/or made by the Bank’s Shariah Committee, the Shariah Advisory Council of BNM and/or any related bodies will absolutely bind customer for past, present and future agreement/s.

19.	That the terms and conditions in this Letter of offer contained are not exhaustive and that this Letter of Offer when accepted forms a provisional agreement until a fully legalized agreement drawn up by the Bank’s panel solicitors has been duly executed. On such signing the terms and condition in this Letter of offer contained shall be part of the agreement and/or any relevant security documents whether express in the same or otherwise.

20.	The facilities are to be utilized for activities that are in line with Shariah principles and the goods (if any) must be “halal” goods only.

21.	The Customer is to execute to the Bank a Letter of Authority to debit the Customer’s account with the Bank for the recovery of the monthly Installments and miscellaneous expenses.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

22.	Without prejudice to the foregoing terms and provisions and in addition and without prejudice to any other powers, rights and remedies which the Bank may be entitled to, you shall indemnify the Bank and hold the Bank harmless from and against any losses, damages and expenses, whatsoever, legal or otherwise (including but not limited to all legal costs incurred by the Bank on a solicitor and client basis) which the Bank may sustain, suffer or incur as a consequence of any default in the payment of the facilities on the same or any portion of the same, or any other amounts payable hereunder or on account of the non-observance of all or/any terms stipulations agreements and provisions on the Customer’s part and such losses, damages and expenses shall include but not limited to such amount as the Bank shall certify (such certification being accompanied by the basis and calculation of such amount and being conclusive and binding upon the Customer save for any manifest error).

23.	It is agreed and declared by the parties to this Letter of Offer that notwithstanding any of the provisions of this Letter of Offer to the contrary, any provision or term of this Letter of Offer may at any time and from time to time be varied or amended subject to Shariah principles by means of a notice to the Customer given in accordance with the provision of this Letter of Offer and such variation and amendment shall thereupon become effective and the relevant provisions of this Letter of Offer shall be deemed to have varied or amended accordingly and shall be read and construed as if such variation and amendment has been incorporated in and has formed part of this Letter of Offer at the time of execution hereof.

24.	If any of the terms and conditions of this Letter of Offer contradicts with any terms and conditions in the security documents, the terms stipulated in the security documents shall prevail.

25.	If any of the provisions of this Letter of Offer becomes Invalid, Illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or Impaired.

26.	The Bank reserves the right in particular to terminate the relationship should there be, in the Bank’s opinion, a material adverse change in the circumstances, financial or otherwise. Notwithstanding the above, the Indebtedness under the facilities are payable on demand and the liability in the same under shall remain continuing until full settlement.

27.	The Customer agrees and confirms that the continued utilization of the Facility(ies) here are strictly conditional upon its compliance and the compliance of its security parties with the provision of the Limited Liability Partnership Act 2012 and all its regulations issue there under.

Commercial Financing (Companies) – Letter of Offer

Customer Ref. No. Date	: : :	SATEC GROUP SDN BHD (1283508P)) SDS/2021/BC-TTDI/32362/ABY 16 July 2021

28.	In addition, in the event of default and the financing turns to Impaired Financing (Non-Performing Financing) status, the Bank may at its sole and absolute discretion (but not obliged to) without notice to you, exercise its option of cancelling the Takaful Coverage and recover the policy cash / surrender value to reduce the outstanding balance of the said financing.

29.	In the event of claim, all benefits payable under the Takaful coverage taken up will be made directly to the Bank and will be first used to offset any outstanding Facility due to the Bank. The remaining benefits (if any, after the set-off) will be payable to you or your estate (as the case may be).

FF.	SHARIAH COMPLIANCE

1.	The Customer agrees and confirms that this Facility and any transaction entered into pursuant to this Facility are subject to and in conformity with Shariah principles, as ascertained by the Shariah Advisory Council (SAC) of

Bank Negara Malaysia and/or any other authority having jurisdiction over the Bank.

2.	Where in any proceedings relating to this Facility and any transaction entered into pursuant to this Facility before any court or arbitrator any question arises concerning a Shariah matter, the court or the arbitrator, as the case maybe shall:

a)	take into consideration any published rulings of the SAC; or

b)	refer such question to the SAC for its ruling.

3.	Any such rulings made by the SAC shall be final and binding among the Customer and the Bank and the court or arbitrator making a reference to the SAC.

4.	If at any time before or during this Facility and any transaction entered into pursuant to this Facility, it is discovered or it has come to the attention of the Customer and the Bank that any aspect or part/portion of this Facility, is likely to infringe any Shariah principles, guidelines, specifications, standards or circulars, the Customer and the Bank agree that the relevant provision and/or term shall be amended/varied for compliance purpose. The amendment or variation is to such extent as is necessary to be in conformity with Shariah principles, guidelines, specifications, standards or circulars. The Bank shall be entitled to issue such amendments or variations by giving the requisite twenty-one (21) calendar days’ notice to the Customer.

5.	The Customer agrees that the Indebtedness arising from the Customer’s utilization of the Facility shall remain intact and owing and shall not in any way or manner be affected adversely by any Shariah ruling as above.

- END -

Commercial Financing (Companies) – Letter of Offer

GUARANTEE

Between

THE PERSON NAMED IN SECTION 1 OF THE FIRST SCHEDULE
(as the “Guarantor”)

And

AFFIN ISLAMIC BANK BERHAD

(as the “Bank”)

SOLICITORS

M/s. Manjit Singh Sachdev, Mohammad Radzi & Partners
Advocates & Solicitors

No. 1, 11th Floor, Wisma Havela Thakardas,
Jalan Tiong Nam, Off Jalan Raja Laut,
50350 Kuala Lumpur.

Tel: 03-2698 7533 Fax: 03-2692 0057

E-mail: manjs@mssmr.com

[File Ref: 204044/21/MS/ZU/REIN/AIBB/LDNT(e)]

CS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

# SIJIL SETEM

ASAL

*STAMP CERTIFICATE*

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
*Please attach this stamp certificate to the instrument as evidence of stamping*

**Cara Bayaran** *Payment Method* FPX TRANSACTIONS
**No. Adjudikasi** *Adjudication No.* T01BEA2C4AXW019 (SALINAN 1/2)
**Jenis Surat Cara** *Type Of Instrument* GUARANTEE BUKAN SURAT CARA UTAMA
**Tarikh Surat Cara** *Date Of Instrument* 30/08/2021
**Balasan** *Consideration* RM 825,000.00
**Duti Setem Dibayar Ke atas Surat Cara Utama**
*Stamps Duty paid on Principal Instrument* RM 4,125.00
**Maklumat Pihak Pertama / Penjual / Pemberi** *First Party / Vendor / Transferor / Assignor*
AFFIN ISLAMIC BANK BERHAD, NO SYARIKAT 200501027372 (709506-V)
**Maklumat Pihak Kedua / Pembeli / Penerima** *Second Party / Purchaser / Transferee / Assignee*
NG CHEN LOK, NO SYARIKAT 870203065701
**Butiran Harta / Suratcara** *Property / Instrument Description*
SIMPANAN TETAP

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
*This is to certify this instrument is stamped and indorsed as below:*

| | |
|---|---|
| **No. Sijil Setem** *Stamp Certificate No.* | W0190A219729825 |
| **Tarikh Penyeteman** *Date of Stamping* | 06/09/2021 |
| **Duti Setem Dikenakan** *Amount of Stamp Duty* | RM 10.00 |
| **Penalti** *Penalty* | RM 0.00 |
| **Pelarasan** *Adjustment* | RM 0.00 |
| **Jumlah Dibayar** *Total Amount Paid* | RM 10.00 |
| **Indorsemen** *Indorsement (Akta Setem 1949)* | Seksyen 12 |

LEMBAGA HASIL DALAM NEGERI LHDN MALAYSIA

Pemungut Duti Setem

**No. Kelulusan Perbendaharaan** *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

**Tarikh Cetak** *Printed Date* : **06/09/2021 05:15:04**

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
*The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app*
Ini adalah cetakan komputer dan tidak perlu ditandatangani
*This is a computer generated printout and no signature is required*

--- *tamat/end* ---

LEMBAGA HASIL DALAM NEGERI MALAYSIA	Telefon: 03-2059
CAWANGAN KUALA LUMPUR BANDAR	3600
TINGKAT 3,4,6,7,10,15 DAN 17, MENARA	Fax: 03
OLYMPIA	2059
NO.8, JALAN RAJA CHULAN	3600
50200 KUALA LUMPUR	www.hasil.gov.my
WILAYAH PERSEKUTUAN KUALA LUMPUR

Bil Surat Tuan:

204044/21/MS/ZU/REIN/AIBB/LDNT(E)

Tetuan/Tuan/Puan

NG CHEN LOK

No. 64, Jalan Udang Gantung 8, Taman Megah
52100 Kepong
Wilayah Persekutuan Kuala Lumpur

Nombor Adjudikasi: T01BEA2C4AXW019	Tarikh: 06/09/2021

Tuan,

NOTIS TAKSIRAN SEKURITI (DUTI AD VALOREM)

Jenis Surat Cara: GUARANTEE

Permohonan tuan bertarikh 30/08/2021 di bawah Seksyen 36, Akta Setem 1949 dirujuk.

2. Dimaklumkan duti sebanyak RM 30.00 kena dibayar mengikut pengiraan seperti lampiran.

3. Sila jelaskan duti tersebut selewat-lewatnya pada 06/10/2021. Bayaran boleh dibuat kepada Pemungut Duti Setem:

a)	Secara elektronik melalui Financial Process Exchange (FPX) atau

b)	Di kaunter Pejabat Setem / Pusat Khidmat Hasil secara:

●	Bank Deraf atau

●	Cek Akaun Anak Guam atau

●	Kiriman Wang atau

●	Wang Pos atau

●	Tunai

4. Kelewatan membayar duti boleh dikenakan penalti di bawah Seksyen 47A, Akta Setem 1949.

Sekian, terima kasih.

“BERKHIDMAT UNTUK NEGARA”
“BERSAMA MEMBANGUN NEGARA”

PEMUNGUT DUTI SETEM LHDNM

Cetakan komputer ini tidak memerlukan tandatangan.

No Adjudikasi: T01BEA2F4FXW019	Lampiran

PENGIRAAN DUTI YANG DIKENAKAN (SUBSIDIARI)
Bhg. A: Sekuriti
(a)	Jumlah Pinjaman / Bayaran	RM	825,000.00
Bhg. B: Duti yang dikenakan
(b)	Duti yang dikenakan ke atas (a)	RM	10.00
(c)	Tolak amaun duti yang diremitkan / dikecualikan	RM	0.00
(d)	Duti yang dikenakan	RM	10.00
(e)	Penalti yang dikenakan**	RM	0.00
(f)	Salinan	RM	20.00
(g)	Jumlah besar duti yang kena dibayar	RM	30.00

** Penalti

Sesuatu dokumen hendaklah disetemkan dalam tempoh 30 hari dari tarikh ianya disempurnakan dalam Malaysia atau dalam tempoh 30 hari selepas la diterima dalam Malaysia sekiranya la disempurnakan diluar Malaysia. Sekiranya ia tidak disempurnakan dalam tempoh yang ditetapkan, penalti sebanyak :

(a) RM25.00 atau 5% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan dalam tempoh 3 buian selepas masa untuk penyeteman.	(b) RM50.00 atau 10% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan selepas tempoh 3 bulan tetapi tidak lewat daripada 6 bulan selepas masa untuk penyeteman.	(c) RM100.00 atau 20% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan selepas 6 bulan selepas masa untuk penyeteman.

Salinan Kepada:

Manjit Singh Sachdev, Mohammad Radzi & Partners

No.1, 11th Floor, Wisma Havela Thakardas,

Jalan Tiong Nam, Off Jalan Raja Laut,

Kuala Lumpur.

50350 Kuala Lumpur

Wilayah Persekutuan Kuala Lumpur

Guarantee - (lndividual/SME/Corporate)

Guarantee (Fixed Amount - Islamic)

GUARANTEE (ISLAMIC)

By Individuals / Companies

THIS GUARANTEE is made on the date stated in Section 1 of the First Schedule of this Guarantee by THE PARTY whose name and particulars are stated in Section 2 of the First Schedule of this Guarantee (referred to as the “Guarantor”) in favour of AFFIN ISLAMIC BANK BERHAD [Registration No. 200501027372 (709506-V)], a company incorporated in Malaysia and having a place of business in Malaysia as stated in Section 3 of the First Schedule of this Guarantee (referred to as the “Bank”).

RECITALS

(A)	FACILITIES AGREEMENT

Reference is made to the facilities agreement made between the party whose name and particulars are stated in Section 5 of the First Schedule of this Guarantee (referred to as the “Customer”) and the Bank and entered into on the date stated in Section 4 of the First Schedule of this Guarantee (the “FA”). In the absence of a FA, the letter of offer issued by the Bank and accepted by the Customer on the date as stated in Section 4 of the First Schedule of this Guarantee (referred to as the “Letter of Offer” or “LO”) shall be the FA. By the FA or the LO, the Bank has granted, agreed to grant or make available or to continue to make available to the Customer, the financing or banking or credit facilities upon the terms and conditions contained in the FA.

(B)	EXECUTION OF GUARANTEE

By the terms of the FA, it was agreed, amongst others, that the Guarantor shall execute this Guarantee to guarantee the payment of the Guaranteed Amounts (as defined in this Guarantee).

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.01 DEFINITIONS AND INTERPRETATION

(a)	Except where the context otherwise requires or unless this Guarantee otherwise provides, all words and expressions defined in the FA when used or referred to in this Guarantee shall have the same meaning as that provided in the FA.

(b)	Similarly, where applicable, the provisions of this Guarantee shall be interpreted in the same manner as the provisions of the FA would be interpreted.

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Guarantee (Fixed Amount - Islamic)

(c)	In addition to those words and expressions already defined in the FA, the following words and expressions shall, unless the context otherwise requires, have the meaning respectively assigned to them as per the following:

“Companies Act 2016”	Includes all amendments, revisions, or re-enactments.

“Bank”	AFFIN ISLAMIC BANK BERHAD [Registration No. 200501027372 (709506-V)], a company incorporated in Malaysia and having a place of business as stated in Section 3 of the First Schedule of this Guarantee.

“Customer”	The person(s) named in Section 5 of the First Schedule of this Guarantee.

“Company”	Includes any companies (whether foreign or locally incorporated), corporation, limited liability partnership, partnership society or other entities or bodies having an independent legal persona.

“Guaranteed Amounts”	The aggregate of all monies arising from the facilities stated in Section 7 of the First Schedule of this Guarantee whether principal, profit, compensation for late payment, costs, charges, legal fees on a solicitor-client basis, expenses or otherwise outstanding or payable or agreed to be paid by the Customer or any Security Party to the Bank. This includes expenses incurred by the Bank in perfecting, enforcing or obtaining payment under this Guarantee. It also includes contingent liabilities.

“Guarantor”	The person(s) named in Section 2 of the First Schedule of this Guarantee.

“Facilities”	All the facilities granted or to be granted or made available by the Bank to the Customer stated in Section 7 of the First Schedule of this Guarantee in accordance with the terms and conditions in the Facilities Agreement.

“Facilities Agreement” or “FA”

The agreement made between the Bank and the Customer on the date as stated in Section 4 of the First Schedule of this Guarantee. In the absence of an FA, the LO issued by the Bank and accepted by the Customer on the date as stated in Section 4 of the First Schedule of this Guarantee shall be the FA. FA or LO includes any supplemental, variation, amendment, additional or enhancement.

“Security Interest”	Includes (without limitation) any mortgage, charge, pledge, lien, right of set-off, caveats and any security interests of any nature in any property whether moveable or immovable of any kind created arising.

“Security Party”	Any party providing any security to the Customer to secure the payment of the Guaranteed Amounts or any part of it.

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Section 1.02 CONSTRUCTION

(a)	The expression “this Guarantee” shall include any separate or independent agreement contained in this Guarantee and also includes any amendment notified by the Bank or agreed by the parties to this Guarantee.

(b)	The expression “person” shall include any individual, firm, partnership, company or association or body of persons, corporate or unincorporated or any entity having independent legal persona. If more than one, their obligations or liabilities shall be joint and several.

(c)	Words importing the singular shall include the plural and the same applies in reverse (vice versa). Words importing one gender shall include all other genders and the same applies in reverse (vice versa). Present tense shall also include past, present and future tense.

(d)	The headings used are for purposes of reference only and shall not be used in the construction or interpretation of this Guarantee.

(e)	Terms in this Guarantee are binding on heirs, personal representatives, estate, successors in titles or permitted assigns of the parties.

(f)	The expression “and/or” also includes “or” as well as “and” (where applicable). The word “all” includes “any” and the same applies in reverse (vice versa). It also includes any part or portion of the Facilities or Guaranteed Amounts.

(g)	Any action to be done at anytime shall also include any action to be done from time to time and the same applies in reverse (vice versa).

(h)	The word “grant”, “granted”, “having agreed to grant”, “made available”, continue to make available”, “entering into”, “enter into” or “entered into” shall refer to past, present and future consideration for this Guarantee and the usage of one phrase is sufficient to include all the past, present and future consideration without the need to repeat all the phrases.

(i)	Where there are two (2) or more Guarantors signing this Guarantee, their liabilities will be joint and several.

Section 1.03 FACILITIES AGREEMENT INCORPORATED INTO THIS GUARANTEE

All the provisions of the FA form part of this Guarantee. All representations, warranties and covenants made in the FA by the Customer shall be considered (deemed) to have been made also by the Guarantor. References to the Customer in the FA shall be read as if they were references to the Guarantor. In the event of any conflict or discrepancy between the provisions of the FA and any provisions of this Guarantee, the provisions of this Guarantee shall prevail for the purposes of interpretation and enforcement of this Guarantee, but only to the extent of such inconsistency, conflict or discrepancy.

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ARTICLE II

GUARANTEE

Section 2.01 GUARANTEE

In consideration of the Bank at the request of the Customer and Guarantor, entering into the FA with the Customer to make available or continue to make available the Facilities upon the terms and conditions of the FA, the Guarantor unconditionally and irrevocably guarantees the payment of all Guaranteed Amounts to the Bank on demand.

Section 2.02 CONTINUING GUARANTEE

(a)	The Guarantor agrees and declares that this Guarantee is expressly intended to be and shall be a continuing guarantee for the payment of the Guaranteed Amounts until the Guaranteed Amounts have been fully settled.

(b)	The Bank shall be entitled to continue any account with the Customer even if a demand has been made under this Guarantee or this Guarantee has been determined, discontinued or discharge (collectively “Discharge”). In the event this happens, the obligations of the Guarantor in relation to the Guaranteed Amounts then due or accrued, shall not be affected even though there is payment into or out of such account by or on behalf of the Customer.

Upon such Discharge, the Bank may open a fresh account on behalf of the Customer. No monies paid into any account on behalf of the Customer and subsequently drawn out by the Customer, shall on a settlement of any claim under this Guarantee, be appropriated towards payment of the Guaranteed Amounts at the date when the Guarantee is Discharged. Accordingly, the Guarantor’s liability under this Guarantee shall not be reduced or affected by any such transaction. If a fresh account is not opened by the Bank, it shall be considered to have been opened at the time of calling in.

(c)	If the Guarantor is a Company and pursuant to a scheme of arrangement, merger, reconstruction or similar process and a new or other Company succeeds to its liabilities, the provisions of this Guarantee shall continue to apply fully as if such new Company had been named as the Guarantor in this Guarantee.

Section 2.03 LIABILITY AS PRINCIPAL DEBTOR

The Guarantor agrees that as between the Guarantor and the Bank, the Guarantor shall be a principal debtor. All sums of money which may not be recoverable from the Guarantor due to any legal limitation, disability or incapacity of the Customer, including without limitation, where the Customer (being a limited company), have borrowed beyond its powers or lack of authority by any person purporting to act on behalf of the Customer, shall be recoverable on demand from the Guarantor as the principal debtor. The Guarantor is also an original independent obligor under this clause.

Section 2.04 GUARANTEE IN ADDITION TO

This Guarantee is in addition to any other security or guarantee or indemnity which the Bank may now or at any time in future obtain from the Guarantor. Nothing contained in this Guarantee shall affect any other security given to the Bank by the Customer or any Security Party at any time to secure the Guaranteed Amounts.

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Guarantee (Fixed Amount - Islamic)

ARTICLE III

INDEMNITY OF GUARANTOR

Section 3.01 INDEMNITY OF GUARANTOR

As a separate, additional and continuing obligation, the Guarantor unconditionally and irrevocably undertakes with the Bank that in the event the Guaranteed Amounts is not or cannot be recoverable from the Guarantor by reason of the provisions of the FA or LO becoming void, unenforceable or otherwise invalid, the Guarantor will upon first written demand by the Bank, make payment of the Guaranteed Amounts by way of a full indemnity or otherwise in such manner as is provided for under the FA or LO or this Guarantee.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.01 REPRESENTATIONS AND WARRANTIES

The Guarantor acknowledges that the Bank has entered into the FA in full reliance on the following terms. The Guarantor now represents and warrants to the Bank as follows.

(a)	Contractual obligations: that this Guarantee when executed will constitute legal, valid and binding obligations of the Guarantor enforceable in accordance with its terms;

(b)	Authorisations and consents: that all acts, conditions and things which are required to be done for or in connection with the execution, delivery, performance, legality or enforceability of this Guarantee in accordance with its terms have been done and performed;

(c)	Proceedings: that there are no proceedings pending before any court, government agency or administrative body or to the knowledge of the Guarantor threatened against the Guarantor which would materially or adversely affect the financial condition or operation of the Guarantor. Such proceedings shall also not affect the business of the Guarantor substantially so as to affect its ability to pay the Guaranteed Amounts;

(d)	Material Adverse Change: that there is no material adverse change in the financial condition, operating environment, management of the Guarantor or other conditions which will materially affect the ability of the Guarantor to perform the obligations of the Guarantor under this Guarantee;

(e)	Where the Guarantor is a Company

(i)	Status: that the Guarantor is a Company duly incorporated under the laws of Malaysia as a separate legal entity, validly existing and has full power and authority to own its assets and to carry on its business;

(ii)	Powers: that the execution, delivery and performance of this Guarantee by the Guarantor: (a) is or will when executed be within the corporate powers of the Guarantor; (b) has been duly authorised by all necessary governmental approvals; and (c) does not or will not breach: (i) any law, contractual restriction, regulation, order of any governmental authority, agency or court binding on the Guarantor or any license or permit by which the Guarantor or any of its assets is bound or affected; or (ii) any provision of its Constitution;

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Guarantee - (Individual/SME/Corporate)

Guarantee (Fixed Amount - Islamic)

(iii)	No breach: neither the signing and delivery of this Guarantee nor the performance of any of the transactions contemplated in it will:

(a)	breach or constitute a default under any provision contained in any agreement, order, licence, permit or consent by which the Guarantor or any of its assets is bound or affected; or

(b)	cause any limitation on it or the powers of its directors;

(iv)	Dissolution: no steps have been taken or are being taken to appoint a receiver or a receiver and manager or liquidator to take over or wind-up the Guarantor under the Companies Act 2016;

(v)	Financial statements: (where the Guarantor is a Company), the audited financial statements (including the income statement and balance sheet) of the Guarantor have been prepared on a basis consistently applied. Financial statements to give a true and fair view of the results of its operations for that year and the state of its affairs at the date. Financial statements have also to accurately disclose all the liabilities (actual or contingent) of the Guarantor;

(f)	Where the Guarantor is an individual, partnership, limited liability partnership:

(i)	Status: that the Guarantor has the power or capacity to execute, deliver and perform the terms of this Guarantee;

(ii)	Powers: that the execution, delivery and performance of this Guarantee by the Guarantor: (a) has been duly authorised by all necessary governmental approvals; and (b) does not or will not breach any contractual restriction, regulation, order of any governmental authority, agency or court binding on the Guarantor or any license, permit or consent by which the Guarantor or any of his/her assets is bound or affected;

(iii)	No breach: neither the signing and delivery of this Guarantee will breach or constitute a default under any provision contained in any agreement, law, judgment, order, licence or permit by which the Guarantor or any of his/her assets is bound or affected; and

(iv)	Bankruptcy: no bankruptcy proceedings have been commenced against the Guarantor;

(g)	Registration, etc: no registration, recording, filing or notarisation of this Guarantee and no payment of any duty or tax (save for stamp duty in Malaysia) and no other action is necessary to ensure the enforceability of the obligations of the Guarantor or the rights of the Bank;

(h)	Material Adverse Change: no event has occurred which would substantially and adversely affect the Guarantor's ability to observe or perform the Guarantor's obligations under this Guarantee;

(i)	Payment of tax: all necessary returns have been delivered by the Guarantor to the relevant taxation authorities. The Guarantor is not in default in the payment of any taxes of a material amount;

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(j)	Full disclosure: the Guarantor has fully disclosed in writing to the Bank all facts relating to the Guarantor which are material for disclosure to the Bank;

(k)	Commercial nature of transaction: that the transactions on the part of Guarantor which are contemplated in this Guarantee represent transactions of a purely commercial nature by the Guarantor and are not, in any sense, public or governmental acts; and

(1)	Other representations and warranties: such other warranties and representations as are set out in the FA or LO.

Section 4.02 REPETITION

The Guarantor acknowledges that the Bank has entered into this Guarantee on the basis of and in full reliance of the above representations and warranties. The Guarantor agrees, undertakes and confirms that each of the representations and warranties contained above shall survive and continue to have full force and effect after the execution of this Guarantee. The Guarantor warrants to the Bank that the above representations and warranties will be true and correct and fully observed until the Guaranteed Amounts due under this Guarantee have been discharged.

ARTICLE V

UNDERTAKINGS OF THE GUARANTOR

Section 5.01 UNDERTAKINGS OF THE GUARANTOR

The Guarantor undertakes with the Bank that from the date of this Guarantee until all its liabilities under this Guarantee have been discharged:

(a)	the liabilities of the Guarantor under this Guarantee will rank at least equally and rateably (pari passu) in point of priority and security with all its other unsecured liabilities except:

(i)	liabilities which are subject to liens or rights of set-off arising in the normal course of trading and the aggregate amount of which is not material; or

(ii)	liabilities which are preferred solely by laws of Malaysia and not by reason of any Security Interest,

and the Guarantor shall not create or permit to exist over all or any part of its business or assets any Security Interest other than those permitted above without the prior written consent of the Bank such consent not to be unreasonably withheld;

(b)	it will deliver to the Bank:

(i)	in the case where the Guarantor is a Company unaudited consolidated financial statements as soon as they are available. The same may be accompanied with a confirmation by the Guarantor that the unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles in Malaysia and give a true and fair view of the results of its/their operations for those period(s); and

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(ii)	promptly, such additional financial or other information as the Bank may from time to time request;

(c)	the Guarantor will maintain all relevant authorisations (governmental and otherwise) and will promptly obtain any further authorisation as may be required by the Bank;

(d)	the Guarantor will immediately notify the Bank upon becoming aware of the revocation or variation of any authorisation;

(e)	if the Guarantor becomes aware of the occurrence of an Event of Default, it will notify the Bank of the same without delay. The Guarantor agrees to provide the Bank with full details of any steps it is taking, or is considering taking, in order to remedy or mitigate the effect of the Event of Default;

(f)	the Guarantor will punctually pay all the Guaranteed Armounts when due and owing except for amounts which the Guarantor contests in good faith;

(g)	the Guarantor will carry out and operate its business and affairs with due diligence, efficiency and in accordance with sound financial and industrial standards and practices. The Guarantor will take out/maintain valid Takaful/insurance in respect of its assets and business against all risks which are normally insured by other companies carrying on similar business. Insured amount will be for such amounts considered prudent by similar business;

(h)	the Guarantor will, by written notice, inform the Bank of:

(i)	any legal proceedings, litigation or claim, involving the Guarantor which has adversely affected or may adversely affect the Guarantor's ability to fulfil its obligations under this Guarantee;

(ii)	any dispute between the Guarantor and any statutory body in respect of any of the Guarantor's lands and other assets may be adversely affected;

(iii)	any matter which has adversely affected or may adversely affect the Guarantor's ability to fulfil its obligations under this Guarantee or its financial position;

(i)	the Guarantor shall not take or accept any Security Interest or other security from the Customer or from any third party to secure the Guaranteed Amounts without first obtaining the Bank's written consent. The Bank shall not unreasonably withhold its consent;

(j)	until all the Guaranteed Amounts due or incurred by the Customer to the Bank have been paid or discharged in full, the Guarantor shall not claim any set-off or counterclaim against the Customer except with the Bank's written consent. The Bank shall not unreasonably withhold its consent;

(k)	should the Customer become bankrupt or be wound up, the Bank may rank as creditors and prove in the bankruptcy or winding up of the Customer for the whole amount outstanding against the Customer. No money or dividend so received by the Bank shall be treated as received in respect of this Guarantee until the Bank shall have received from all sources the whole amount outstanding against the Customer;

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(1)	until the Guaranteed Amounts shall have been fully paid, the Guarantor shall not:

(i)	prove in competition with the Bank for any monies owing by the Customer to the Guarantor on any account and/or in respect of any monies due or owing from the Customer to the Guarantor;

(ii)	take any steps to enforce any rights against the Customer or receive or claim or have the benefit of any payment or distribution from or on account of the Customer. The Guarantor may not exercise any right of set-off or counterclaim against the Customer except with the Bank’s written consent;

(m)	to subordinate any and all indebtedness of the Customer to the Guarantor, whether or not incurred pursuant to or arising out of this Guarantee, to secure the Guaranteed Amounts.

ARTICLE VI

GUARANTEE NOT BE IMPAIRED

Section 6.01 GUARANTEE NOT BE IMPAIRED

The Guarantor agrees that none of its obligations and liabilities under this Guarantee shall be impaired, affected or discharged nor shall the Guarantor be released or absolved by any of the following matters:

(a)	by the Bank agreeing with the Customer to vary the terms of the FA. This includes any renewal, restructuring, rescheduling, interchange, appropriation or substitution of the Facilities. Any changes to the Facility shall be binding upon the Guarantor in all circumstances. However, if any such variation is made without the Guarantor's prior written consent for the increase of the Facilities amount, the Guarantor's liability under this paragraph shall be limited to the amount for which it would have been liable had such variation not been made;

(b)	by the Bank releasing the Customer or any other Security Party or granting any of them (whether directly or indirectly) any time or indulgence, forbearance, concession, credit, compromise, waiver, release, discharge, arrangement or other advantage or indulgence. This may include the waiving of any of the conditions precedent for utilisation of the Facilities or any breach by the Customer of the FA;

(c)	by the Bank enforcing, abstaining from enforcing, surrendering or releasing any security for the Guaranteed Amounts. The Bank may also claim for, prove or accept any payment in respect of the Guaranteed Amounts in any composition, winding up or bankruptcy of the Customer or any other Security Party. The Bank may also abstain from claiming, proving or accepting any payment;

(d)	by the Bank failing, neglecting to or deciding not to recover the monies guaranteed or by any act, omission, negligence or other conduct or failure on the part of the Bank;

(e)	by any delay, acts or omissions on the part of the Bank in taking action against the Customer, the Guarantor or any other Security Party;

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(f)	by reason of any agreement, deed, mortgage, charge, debenture, guarantee, indemnity or security held by the Bank becoming or being void;

(g)	by the illegality, invalidity, unenforceability or irregularity of any of the obligations of the Customer or the Guarantor;

(h)	by any legal limitation on or insufficiency in the borrowing powers or disability or incapacity of or death, bankruptcy for insanity of the Customer, the Guarantor or any other Security Party;

(i)	by any staying or suspending of any the Bank’s rights, remedies or recourse against the Customer or the Guarantor;

(j)	by reason of the Bank’s refusal to grant or to continue to grant any further Facilities to the Customer even though this Guarantee has not yet reached the limit of the Guarantor’s liability;

(k)	by change in the constitution of the Customer whether by way of amalgamation consolidation, reconstruction or otherwise.

Section 6.02 WAIVER BY THE GUARANTOR

In order to give full effect to the provisions of this Guarantee, the Guarantor waives all rights inconsistent with such provisions.

Section 6.03 STATEMENT OF ACCOUNT

Any statement of account issued by the Bank with respect to any Guaranteed Amounts outstanding shall be binding and conclusive except for obvious error(s).

ARTICLE VII

PAYMENT PROVISIONS

Section 7.01 PAYMENT PROVISIONS

(a)	Place of payment: All payments to be made under this Guarantee by the Guarantor shall be made in Ringgit Malaysia (in immediately available funds) to the Bank at the place of business of the Bank set out in Section 3 of the First Schedule. However, for Facilities in foreign currency, subject to the compliance of any foreign exchange laws and regulations, payments may be made in the currency of the Facilities.

(b)	Payments to be free and clear: Payments under this Guarantee have to be made free of any deduction or withholding of tax.

(c)	Business Day: If any sum becomes due for payment under this Guarantee on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day. Where such succeeding Business Day falls in another calendar month, such payment shall be made on the Business Day preceding the due date.

(d)	Debit: Subject to compliance with Shariah principles, the Bank is allowed at any time to debit any of the Guarantor’s account(s) with the Bank in respect of Indebtedness and all other monies due and payable under this Guarantee. No such debiting shall be considered to be a payment of the amount due except to the extent of any amount available in any of the Guarantor’s account(s).

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Section 7.02 CURRENCY INDEMNITY

(a)	Recovery in other currency: Any amount received or recovered in a currency other than Ringgit Malaysia by the Bank shall only constitute a discharge to the Customer and/or the Guarantor to the extent of the Ringgit Malaysia amount which the Bank is able, in accordance with its usual practice, to purchase with the amount so received or recovered.

(b)	Indemnity: If that Ringgit Malaysia amount is less than the amount due to the Bank under this Guarantee, the Guarantor shall indemnify and keep the Bank indemnified against any loss sustained by it unless the loss is caused by the Bank’s negligence, default or fraud. In any event, the Guarantor shall also indemnify the Bank against the cost of making any such purchase.

(c)	Separate indemnity: These indemnities constitute a separate and independent obligation from the other obligations in this Guarantee. It shall give rise to a separate and independent cause of action. It shall also apply irrespective of any indulgence granted by the Bank and shall remain in full force and effect despite any judgment or order. No proof or evidence of any actual loss is required.

ARTICLE Vlll

COSTS AND EXPENSES

Section 8.01 COSTS AND EXPENSES

The Guarantor shall on demand pay:

(a)	to the Bank all expenses (including legal and out-of-pocket expenses on a full indemnity basis) incurred by the Bank in connection with the negotiation, preparation or completion of this Guarantee;

(b)	any expenses agreed to be paid by the Customer under the FA and/or LO which forms part of the Guaranteed Amounts;

(c)	any amount due under the FA and/or LO which shall be required to be recovered through any process of law, or placed in the hands of solicitors for recovery, to pay all the solicitors’ fees and expenses on a solicitor-client basis.

For the purpose of sub-clauses (a) to (c) above, the Bank shall have the right to debit any account of the Guarantor with the Bank subject to compliance with Shariah principles.

Section 8.02 INDEMNITY

The Guarantor agrees to indemnify the Bank and keep the Bank indemnified against any other losses, damages or expenses (not specified above) which may be incurred by the Bank as a result of the Guarantor’s breach of any of the terms and conditions in this Guarantee. However, the Guarantor will not be liable if the losses, damages or expenses are caused by the Bank’s negligence, default or fraud.

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ARTICLE IX

DISCLOSURE

Section 9.01 DISCLOSURE AND INFORMATION

The Guarantor agrees and permits the Bank to disclose any information relating to the Guarantor to:

(a)	the Central Credit Unit, Dishonoured Cheques Information System (DCHEQS) and Central Credit Reference Information System (CCRIS) of Bank Negara Malaysia (BNM) or such other authority having jurisdiction over the Bank; or

(b)	any party (including professional advisers and debt collection agent) pursuant to any enforcement, preservation and/or attempted enforcement or preservation of this Charge; or

(c)	any party providing additional security or any guarantor; or

(d)	any party or authority, if required by any law, regulation or by-law or pursuant to any order from any court of competent jurisdiction; or

(e)	companies which are now or which in the future may be subsidiaries within the banking group of the Bank, subject to the Islamic Financial Services Act 2013 [Act 759] and any regulations from BNM; or

(f)	any credit reporting agencies.

The Privacy Notice is contained in the Bank’s official website at www.affinislamic.com.my. In the event of conflict, the Privacy Notice to prevail but only to the extent of such conflict.

The Guarantor expressly consents to the Bank conducting credit checks on the Guarantor for the purpose of this Guarantee at the Central Credit Bureau, CCRIS, CTOS Sdn Bhd, DCHEQS, Financial Information Services Sdn Bhd (FIS), RAM Credit Information Sdn Bhd or any registered credit reporting agencies.

The above is in addition to any disclosure allowed by BNM or other regulatory authority. In the event of conflict, the disclosure allowed by BNM or other regulatory authority shall prevail.

ARTICLE X

FURTHER PROVISIONS

Section 10.01 ALL PAYMENTS RECEIVED TO BE PAYMENT IN GROSS

All monies received from the Guarantor may be treated by the Bank as payments in gross. It will not be attributable to any specific part of the Guaranteed Amounts even if appropriated by the Bank.

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Section 10.02 SUSPENSE ACCOUNT

Any monies received by the Bank under this Guarantee may be placed and kept to the credit of a non-income bearing Shariah compliant suspense account for so long as the Bank thinks fit. The Bank is not obliged to apply the monies to discharge the Guaranteed Amounts. In the event of any proceedings in bankruptcy, liquidation, winding-up composition or arrangement, the Bank may prove for and agree to accept any dividend or composition as declared by the relevant authority.

Section 10.03 INSOLVENCY

For the purpose of ensuring the performance of the Guarantor to the Bank, the Guarantor, appoints the Bank as the agent of the Guarantor. The Bank has full power to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things as the Bank may consider proper, necessary or advisable in or for the purpose of: (i) lodging any proof in the name of the Guarantor; and (ii) and receiving (and giving good discharges) for and on behalf of the Guarantor, all payments or dividends payable to the Guarantor in respect of such proof. The Guarantor declares that such power has been given for valuable consideration as long as any part of the Guaranteed Amounts remains unpaid or outstanding.

The Guarantor declares that the Bank shall not be held responsible or liable to the Guarantor for any loss or damage arising as a result of any act or omission unless directly caused by the Bank’s negligence, default or fraud.

Section 10.04 CONCURRENT REMEDIES

Upon occurrence of an Event of Default or breach of any terms of this Guarantee, the Bank shall have the right to exercise its remedies under this Guarantee. The Bank shall also be entitled to exercise such remedies concurrently or simultaneously with other actions it may take against the Customer or other Security Party.

Section 10.05 WAIVER

(a)	The rights of the Bank under this Guarantee are cumulative and may be exercised as often as the Bank consider it reasonably appropriate.

(b)	The rights of the Bank shall not be capable of being waived or varied except in writing.

(c)	No failure or delay in exercising nor any omission to exercise any rights or remedy of the Bank under this Guarantee upon any breach of the Guarantee shall affect such right or remedy of the Bank.

(d)	It shall also not be regarded as the Bank waiving its right or remedy or accepting such a breach.

(e)	The Bank reserves the right to exercise its rights or remedy at such future time without reference to the Guarantor.

Section 10.06 CHANGES IN CONSTITUTION OF THE BANK OR GUARANTOR

(a)	This Guarantee (in the case of the Guarantor being a Company) shall remain in full force and effect even if there are changes in the constitution of the Guarantor;

(b)	This Guarantee shall continue to bind the Guarantor notwithstanding any amalgamation or merger of the Bank;

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(c)	The security, liabilities and/or obligations created by this Guarantee shall continue to be valid and binding for all purposes notwithstanding: (i) in the case of the Guarantor being an individual, the Guarantor’s death, bankruptcy, mental incapacity; or (ii) in the case of the Guarantor being a partnership or limited liability partnership (“LLP”), by reason of a change in the membership of a partnership (whether by death, resignation, admission of new partners or otherwise); (iii) or in the case of the Guarantor being a Company, the Guarantor’s change in name or style or by amalgamation, liquidation, winding-up reconstruction or otherwise in the constitution of the Guarantor;

(d)	It is expressly declared that no change of any sort in the Guarantor or the Bank shall in any way affect the security, liabilities and/or obligations created under this Guarantee in relation to any transaction whether past, present or future.

Section 10.07 NOTICES

(a)	Any notice, demand or other communication (including computer generated notices/statements that do not require signature) from the Bank under this Guarantee shall be given in writing to the Guarantor at the Guarantor’s address, facsimile numbers or electronically (including email) as stated in the Schedule and/or last appearing in the Bank’s records. The notices may be given or made by post, facsimile, electronically (including email), personal delivery or such other mode as may be determined by the Bank;

(b)	The notices or other communications are given to the Guarantor:

(a)	in the case of post, five (5) days after the date of posting;

(b)	in the case of facsimile, on the day of transmission;

(c)	in the case of electronic mail, on the day it is sent provided that the Bank has not received a failed or undeliverable message from the host provider on the date of transmission;

(d)	in the case of personal delivery, at the time of receipt; and

(e)	in the case of courier, at the time of receipt.

(c)	The Guarantor expressly agrees with the Bank to inform the Bank immediately of any change in the contact information such as correspondence address, phone number, facsimile number and/or email address of the Guarantor. Any change in the Guarantor’s contact information such as address, phone number, facsimile number and/or email address is not binding on the Bank unless the Guarantor has given notice in writing to the Bank and/or via other channels provided by the Bank.

Section 10.08 NON-RESIDENTS

In the event that the Guarantor is a non-resident, the Guarantor agrees as follows: -

(a)	To appoint:

whose registered office or address is presently at

in Malaysia as the Guarantor’s agent for service of process out of the courts of Malaysia;

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(b)	confirms that service of process on the respective agent shall be considered service upon the Guarantor;

(c)	if no agent is appointed, then service on the Guarantor’s address in this Guarantee shall be considered service on the Guarantor five (5) days after posting.

Section 10.09 GUARANTEE OUTSIDE MALAYSIA

In respect of a non-resident Guarantor, the Guarantor may provide at its own costs and expense, a legal opinion from a firm of solicitors acceptable to the Bank to confirm its capacity to execute this Guarantee and law applicable. However, this is only if the Bank requires the same.

Section 10.10 MODIFICATION AND INDULGENCE

Subject to compliance with Shariah principles, the Bank may at any time (by letter or other form of agreement), without in any way affecting this Guarantee:

(a)	grant to the Guarantor any time or indulgence; or

(b)	deal with, exchange, release or modify or abstain from perfecting or enforcing any securities or other guarantees or rights it may now or from time to time have from or against the Guarantor; or

(c)	compound or arrange or enter into any scheme of arrangement with the Guarantor or any persons claiming under the Guarantor; or

(d)	enter into any settlement arrangement with the Guarantor or any person claiming under the Guarantor; or

(e)	proceed with any modification or indulgence under the terms of the FA or LO.

Section 10.11 SEVERABILITY

Any term or condition in this Guarantee which turns out to be illegal or invalid, shall not cause the remaining terms or conditions to be likewise illegal or invalid.

Section 10.12 TIME

Time shall be of the essence of this Guarantee.

Section 10.13 GOVERNING LAW AND JURISDICTION

This Guarantee is governed by the laws of Malaysia and the parties agree to submit to the jurisdiction of the Courts in Malaysia.

Section 10.14 MULTIPLE GUARANTORS

(a)	Where this Guarantee is given by two or more persons, the terms and conditions in this Agreement shall be binding on them jointly and severally.

(b)	The Bank may with prior notice release any of the Guarantor from this Guarantee without releasing the other Guarantor(s) or any of them. The Bank may also vary, settle, compound or give indulgence to any of the Guarantor without affecting the Bank’s rights, remedies against the other Guarantor.

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(c)	Any notice served under this Guarantee on any party comprising the Guarantor shall be considered to have been duly served on all the parties comprising the Guarantor.

(d)	The Bank may make a demand under this Guarantor on any one or more of the persons comprising the Guarantor and it shall be binding on the rest.

(e)	This Guarantee may be signed by the Guarantors (if more than one) at any time and in separate Guarantees and it shall be binding on all the Guarantors jointly and severally.

Section 10.15 TRANSFER OF SECURITY

(a)	Save and except if the transfer and/or assignment is to the detriment of the Guarantor, the Bank may (subject to compliance with Shariah principles) at any time transfer, sell, participate in secondary debt markets or assign all or any part of its rights, benefits and obligations under this Guarantee by notice to the Guarantor. The Bank may disclose to such potential assignee or third party such information regarding the Customer and/or Guarantor for all lawful or legitimate purpose to facilitate the transfer, sale or assignment.

(b)	Any statement in the transfer, sale or assignment of the amount then due to the Bank under this Guarantee, FA or LO shall be conclusive and binding on the Guarantor except for obvious errors.

(c)	The Guarantor shall not assign any of its rights or obligations in this Guarantee without the prior written consent of the Bank.

Section 10.16 AMENDMENTS AND ADDITIONAL TERMS

(a)	It is agreed and declared by the parties that the provisions and terms of this Guarantee may at any time be varied or amended by the Bank by giving prior notice (together with the reasons for such variation or amendment) of at least twenty-one (21) calendar days to the Guarantor.

(b)	If the Guarantor is not agreeable to the amended terms and conditions of this Guarantee, the Guarantor shall notify the Bank.

(c)	In the event the Guarantor does not raise any objections within the twenty-one (21) calendar days after the notice of amendments, the Guarantor shall be considered to have accepted the amendments to the terms and conditions of this Guarantee.

(d)	Additional terms (if any) in the Second Schedule shall form an essential part of this Guarantee. In the event of conflict, the additional terms prevail but only to the extent of such conflict and the rest of the terms of the Guarantee shall remain unaffected.

Section 10.17 ADDITIONAL OR COLLATERAL SECURITY

IT IS HEREBY AGREED AND DECLARED THAT this Guarantee is intended to be and is executed as an additional security for all monies covenanted or agreed to be paid or payable by the Customer arising from the Facilities, for which full ad valorem stamp duty has been paid on the FA. This Guarantee is considered (deemed) to be a subsidiary instrument.

(THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

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REMINDER

The Guarantor is reminded to read and understand the contents of this Guarantee before signing it voluntarily and to be fully aware of the Guarantor’s obligations under this Guarantee. In the event there are any terms and conditions in this Guarantee that the Guarantor does not understand, the Guarantor is advised to seek independent advice and/or discuss further with the Bank’s representative before signing below.

*Signed for and on behalf of the	)
Guarantor (authorised by the Board	)
resolution) in the presence of:	) ...................................................................................

*Individual/~~Sele~~	)
~~proprietor/Partnership/LLP~~	)
signed by the Guarantor(s) in the	) /s/ NG CHEN LOK
presence of:	NG CHEN LOK
NRIC No. 870203-06-5701

*(Select the relevant portion).

This is the execution page of the Guarantee (Fixed Amount-Islamic) for banking facility granted by AFFIN ISLAMIC BANK BERHAD (Registration No: 200501027372)(709506-V) to SAGTEC GROUP SDN. BHD. (Registration No: 201801021489)(1283508-P).

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THE FIRST SCHEDULE (To be read and construed as an essential part of this Guarantee)
SECTION	ITEM	PARTICULARS
1	Date of this Guarantee	30 AUG 2021
2	~~*(Where the Guarantor is a limited company or other corporation)~~

~~Name of Guarantor~~

~~Registration/Certificate of Incorporation No.~~

~~Registered Address Facsimile No.~~

*(Where the Guarantor is an individual or natural person)

	Name of Guarantor	NG CHEN LOK
	Passport/Identity Card No.	(NRIC No. 870203-06-5701)
	Address	No. 64, Jalan Udang Gantung 8, Taman Megah,
	*	Kepong, 52100 Kuala Lumpur

~~(Name of Sole-~~
~~Proprietor-~~
~~ship/Partnership/LLP)~~

~~Registration No.~~

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SECTION	ITEM	PARTICULARS
3	Place of Business of the Bank in Malaysia Facsimile No.	TTDI Branch of No. 47 & 49, Jalan Tun Mohd Fuad 3, Taman Tun Dr Ismail, 60000 Kuala Lumpur 03-77279543
4	Date of Facilities Agreement (FA or LO)	30 AUG 2021
5	Particulars of Customer
*
Where the Customer is a limited company or other corporation

	Name of Customer.	SAGTEC GROUP SON. BHD.

	Registration/Certificate of Incorporation No.	201801021489 (1283508-P)

	Registered Address	81, Leboh Unta, Taman Berkeley, 41150 Klang, Selangor

	Facsimile No.	03-33100089
*
~~Where the Customer is an Individual~~

~~Name of Customer/Partnership/LLP~~

~~Passport/Identity Card No. Adress/Partnership/LLP Registration No~~

~~Adress~~

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SECTION	ITEM	PARTICULARS
6.	*in case where the Guarantor is a non- resident
The Guaranteed Amount in foreign currency

7.	Type of Facilities/Maximum Aggregate Principal Sum of the Facilities	Islamic Banking Facility of RM825,000.00 comprising of Tawarruq Cash Line-i of RM750,000.00 and Tawarruq Term Financing-i of RM75,000.00

*	Delete where inappropriate

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THE SECOND SCHEDULE

(To be read and construed as an essential part of this Guarantee)

ADDITIONAL TERMS

NIL

21

GUARANTEE

Between

THE PERSON NAMED IN SECTION 1 OF THE FIRST SCHEDULE

(as the “Guarantor’’}

And

AFFIN ISLAMIC BANK BERHAD

(as the “Bank”)

SOLICITORS

M/s. Manjit Singh Sachdev, Mohammad Radzi & Partners

Advocates & Solicitors

No. 1, 11th Floor, Wisma Havela Thakardas,

Jalan Tiong Nam, Off Jalan Raja Laut,

50350 Kuala Lumpur.

Tel : 03-2698 7533 Fax: 03-2692 0057

E-mail: manjs@mssmr.com

[File Ref: 204044/21/MS/ZU/REIN/AIBB/LDNT(e)]

CHARGE OVER CASH DEPOSIT

(FIRST/THIRD PARTY)

Between

THE PERSON NAMED IN SECTION 2 OF THE FIRST SCHEDULE

(as the “Chargor”)

And

AFFIN ISLAMIC BANK BERHAD

(as the “Bank”)

Solicitor:

Mis. Manjit Singh Sachdev, Mohammad Radzi & Partners

Advocates & Solicitors

No. 1, 11th Floor, Wisma Havela Thakardas,

Jalan Tiong Nam, Off Jalan Raja Laut,

50350 Kuala Lumpur.

Tel : 03-2698 7533 Fax: 03-2692 0057

E-mail: manjs@mssmr.com

[File Ref: 204044/21/MS/ZU/REIN/AIBB/LDNT(e)

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	T01BEA2F4FXW019 (SALINAN 1/2)
Jenis Surat Cara *Type Of Instrument*	CHARGE OVER CASH DEPOSIT (FIRST/THIRD PARTY) BUKAN SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	30/08/2021
Balasan *Consideration*	RM 825,000.00

Duti Setem Dibayar Ke atas Surat Cara Utama
Stamps Duty paid on Principal Instrument RM 4,125.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
AFFIN ISLAMIC BANK BERHAD, NO SYARIKAT 200501027372 (709506-V)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
SAGTEC GROUP SDN. BHD., NO SYARIKAT 201801021489 (1283508-P)

Butiran Harta / Suratcara *Property / Instrument Description*
SIMPANAN TETAP

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	W0190A219729806
Tarikh Penyeteman *Date of Stamping*	06/09/2021
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 10.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 10.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 12

LEMBAGA HASIL DALAM NEGERI LHDN MALAYSIA

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : 06/09/2021 08:17:45

Pengesahan keluleran Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau modul aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

--- *tamat/end* ---

LEMBAGA HASIL DALAM NEGERI MALAYSIA CAWANGAN KUALA LUMPUR BANDAR TINGKAT 3,4,6,7,10,15 DAN 17, MENARA OLYMPIA NO.8, JALAN RAJA CHULAN 50200 KUALA LUMPUR WILAYAH PERSEKUTUAN KUALA LUMPUR	Telefon : 03-2059 3600 Fax : 03 2059 3600 www.hasil.gov.my

Bil Surat Tuan:

204044/21/MS/ZU/REIN/AIBB/LDNT(E)

Tetuan/Tuan/Puan

SAGTEC GROUP SDN. BHD.

10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara

52200 Kuala Lumpur

Wilayah Persekutuan Kuala Lumpur

Nombor Adjudikasi: T01BEA2F4FXW019	Tarikh: 06/09/2021

Tuan,

NOTIS TAKSIRAN SEKURITI (DUTI AD VALOREM)

Jenis Surat Cara: CHARGE OVER CASH DEPOSIT (FIRST/THIRD PARTY)

Permohonan tuan bertarikh 30/08/2021 di bawah Seksyen 36, Akta Setem 1949 dirujuk.

2.	Dimaklumkan duti sebanyak RM 30.00 kena dibayar mengikut pengiraan seperti lampiran.

3.	Sila jelaskan duti tersebut selewat-lewatnya pada 06/10/2021. Bayaran boleh dibuat kepada Pemungut Duti Setem:

a)	Secara elektronik melalui Financial Process Exchange (FPX) atau

b)	Di kaunter Pejabat Setem / Pusat Khidmat Hasil secara:

●	Bank Deraf atau

●	Cek Akaun Anak Guam atau

●	Kiriman Wang atau

●	Wang Pos atau

●	Tunai

4.	Kelewatan membayar duti boleh dikenakan penalti di bawah Seksyen 47A, Akta Setem 1949.

Sekian, terima kasih.

“BERKHIDMAT UNTUK NEGARA”
“BERSAMA MEMBANGUN NEGARA”

PEMUNGUT DUTI SETEM LHDNM

Cetakan komputer ini tidak memerlukan tandatangan.

No Adjudikasi: T01BEA2F4FXW019	Lampiran

PENGIRAAN DUTI YANG DIKENAKAN (SUBSIDIARI)
Bhg.	A:	Sekuriti
	(a)	Jumlah Pinjaman / Bayaran	RM	825,000.00
Bhg.	B:	Duti yang dikenakan
	(b)	Duti yang dikenakan ke atas (a)	RM	10.00
	(c)	Tolak amaun duti yang diremitkan / dikecualikan	RM	0.00
	(d)	Duti yang dikenakan	RM	10.00
	(e)	Penalti yang dikenakan**	RM	0.00
	(f)	Salinan	RM	20.00
	(g)	Jumlah besar duti yang kena dibayar	RM	30.00

** Penalti

Sesuatu dokumen hendaklah disetemkan dalam tempoh 30 hari dari tarikh ianya disempurnakan dalam Malaysia atau dalam tempoh 30 hari selepas la diterima dalam Malaysia sekiranya la disempurnakan diluar Malaysia. Sekiranya la tidak disempurnakan dalam tempoh yang ditetapkan, penalti sebanyak:

(a) RM25.00 atau 5% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan dalam tempoh 3 bulan selepas masa untuk penyeteman.	(b) RM50.00 atau 10% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan selepas tempoh 3 bulan tetapi tidak lewat daripada 6 bulan selepas masa untuk penyeteman.	(c) RM100.00 atau 20% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan selepas 6 bulan selepas masa untuk penyeteman.

Salinan Kepada:

Manjit Singh Sachdev, Mohammad Radzi & Partners
No.1, 11th Floor, Wisma Havela Thakardas,
Jalan Tiong Nam, Off Jalan Raja Laut,

Kuala Lumpur.
50350 Kuala Lumpur

Wilayah Persekutuan Kuala Lumpur

Charge over Cash Deposit (First/Third Party) -
- Individual/SME/Corporate
- Islamic Banking

CHARGE OVER CASH DEPOSITS
(FIRST/THIRD PARTY)

THIS CHARGE is made on the date stated in Section 1 of the First Schedule by THE PARTY whose name and particulars are stated in Section 2 of the First Schedule (the “Chargor”) of this document. This Charge is given in favour of AFFIN ISLAMIC BANK BERHAD (Registration No. 200501027372 (709506-V)), a company incorporated in Malaysia and having a place of business in Malaysia stated in Section 3 of the First Schedule of this document (the “Bank”).

RECITALS

(A)	FACILITIES AGREEMENT

Reference is made to a facilities agreement made between THE PARTY whose particulars are set out in Section 6 of the First Schedule (the “Customer”) and the Bank and entered into on the date stated in Section 4 of the First Schedule (the “FA”). In the absence of the FA. the letter of offer issued by the Bank and accepted by the Customer on the date stated in Section 4 of the First Schedule (the “LO”) shall be the FA. By the FA or the LO the Bank has granted or agreed to grant or to continue to grant or make available to the Customer the facilities (“Facilities”).

(B)	EXECUTION OF CHARGE

It was agreed that the Facilities, Indebtedness and all other moneys owing and payable by the Customer under the terms of the FA or LO shall be additionally secured by this Charge and the Letter of Set-Off to be executed.

ARTICLE I
DEFINITIONS AND INTERPRETATION

Section 1.01 DEFINITIONS AND INTERPRETATION

(a)	All words and expressions defined in the FA when used or referred to in this Charge shall have the same meaning as that provided in the FA. However, if the Charge contains different definitions, then the definitions in the Charge applies.

(b)	The Facilities shall refer to facilities granted or agreed to be granted or continue to be granted (past, present or future amount) to the Customer or any portion of it.

(c)	In addition to the definitions in the FA, the following words and expressions in this Charge shall have the following meaning:

“Bank”	AFFIN ISLAMIC BANK BERHAD (Registration No. 200501027372 (709506-V)) and having a place of business stated in Section 3 of the First Schedule of this Charge.

“Customer”	The person named in Section 6 of the First Schedule. If more than one, to refer to any of them jointly and severally.

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“Charge” or “Document”	Refers to this document or Charge.

“Chargor”	The person named in Section 2 of the First Schedule. If more than one, to refer to any of them jointly and severally. If the Charge is a First Party Charge, then the Chargor is also the addressed as the Customer.

“Deposits”	Such deposits and profit accruing on the deposits or any part of it as described in Section 2.01 and identified in Section 5 of the First Schedule. The term “Deposits” also includes deposits in savings or fixed deposits and it also refers to any statements of accounts showing the Deposits.

“Facilities” or “Facility”	All or any part of the facilities granted or to be granted or continue to be granted or made available by the Bank to the Customer in accordance with the terms and conditions in the FA.

“Facilities Agreement” or “FA”	The agreement made between the Bank and the Customer on the date as stated in Section 4 of the First Schedule. In the absence of an FA, the LO issued by the Bank and accepted by the Customer on the date as stated in Section 4 of the First Schedule shall be deemed to be the FA. FA includes any supplemental, variation, amendment, additional or enhancement.

“Indebtedness”	The aggregate of all monies whether principal, profit, compensation, costs, charges or otherwise outstanding or payable or agreed to be payable by the Customer or any Security Party from time to time whether solely or jointly with any other person(s) and whether as principal debtor or surety. The Indebtedness also include all liabilities and obligations whether present or future or actual or contingent for the payment of all monies by the Customer or any Security Party in respect of or arising from the Facilities and the Security Documents.

“Letter of Offer” or “LO”	The letter of offer and standard or specific terms and conditions issued by the Bank and duly accepted by the Customer as set out in Item 4 of the First Schedule. LO includes any supplemental, variation, amendment, additional or enhancement to it.

“Security Interest”	Includes (without limitation) any mortgage, charge, pledge, lien, right of set-off, caveats and any security interests of any nature in any property whether moveable or immoveable of any kind created or arising.

“Letter of Set-Off”	The document to be executed by the Chargor concurrently or simultaneously with this Charge.

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Section 1.02	CONSTRUCTION

(a)	The expression “this Charge” includes any separate or independent agreement contained and also includes any amendment notified by the Bank or agreed by the parties.

(b)	The expression “person” shall include any individual, firm, partnership, company or association or body of persons, corporate or unincorporated. If more than one, their obligations or liability shall be joint and several.

(c)	Words importing the singular shall include the plural and the same applies in reverse. Words importing one gender shall include all other genders and the same applies in reverse.

(d)	The headings used are for purposes of reference only and shall not be used in the construction of this Charge.

(e)	Terms in this Charge are binding on heirs, personal representatives, estate, successors in titles or permitted assigns of the parties.

(f)	The expression “and/or” also includes “or” (where applicable). The word “all” includes “any” and the same applies in reverse. It also includes any part or portion of the Facilities or Indebtedness or any amount due.

(g)	Any action to be done at any time shall also include any action to be done from time to time and the same applies in reverse.

(h)	The word “entering into”, “entered into”, “made available”, “granted”, “having agreed to grant or make available to” shall refer to past, present and future consideration for this Charge and the usage of one phrase is sufficient to include all the past, present and future consideration without the need to repeat all the phrases.

Section 1.03	FA INCORPORATED INTO THIS CHARGE

All the provisions of the FA shall form part of this Charge. All representations, warranties and covenants made by the Customer in the FA shall be considered as if they have been made by the Chargor as well. References to the Customer in the FA shall be read as if they were references to the Chargor. In the event of any conflict or discrepancy between the provisions of the FA and any of the provisions of this Charge, the provisions in this Charge shall prevail for the purposes of interpretation and enforcement, but only to the extent of such conflict or discrepancy.

ARTICLE II

CHARGE

Section 2.01	CHARGE

In consideration of the Bank entering into or having entered into the FA with the Customer to grant the Facility at the request of the Customer and/or the Chargor, the Chargor as beneficial owner charges by way of fixed charge all the Chargor’s present and future rights in the sums of money described below together with all profit accruing and payable (the “Deposits”):

(a)	the Deposits identified in Section 5 of the First Schedule. It includes additions, renewals or replacements of such sum(s) in any currency; and

(b)	the Deposits or other sums in any currency from time to time standing to the Chargor’s credit or the credit of any other person for the Chargor’s benefit. It shall also include any money market instruments, repurchase agreements, cash margins, escrow accounts, sinking fund accounts, continuing deposits or any account with the Bank, other banks of financial institutions acceptable to the Bank; and

(c)	the Deposits are to be free from encumbrances (not charged to anybody).

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The Deposits is a continuing security for the due and punctual payment or discharge of all the Indebtedness, owing or incurred to the Bank by the Chargor under the FA and/or the LO. The Chargor as beneficial owner further assigns to the Bank upon the same terms as this Charge any Deposits together with all profit accruing from time to time.

Section 2.02	CONTINUING SECURITY

The Chargor agrees that this Charge is continuing security for the payment of all the Indebtedness under the FA and/or LO. The Deposits shall also additionally secure all monies due to the Bank by the Customer on any other banking facility now or in future.

ARTICLE III

REPRESENTATIONS AND WARRANTY AND

UNDERTAKINGS OF THE CHARGOR

Section 3.01	REPRESENTATIONS AND WARRANTY

The Chargor has: (i) the capacity to execute, deliver and perform the terms of this Charge; (ii) is the absolute and beneficial owner of all the Deposits free from any Security Interest or encumbrances, other than Security Interest created pursuant to this Charge. The Chargor has not sold or disposed of any part of the Deposits; and (iii) this Charge constitutes valid and binding obligations of the Chargor.

Section 3.02	UNDERTAKINGS OF THE CHARGOR

The Chargor undertakes that there is no Security Interest or encumbrances over all or any part of the Deposits and confirms that:

(a)	until the obligations of the Chargor to the Bank has been fully discharged, the Chargor shall not during of this Charge without the consent in writing of the Bank execute any form of Security Interest or encumbrances over the Deposits. The Bank shall not unreasonably withhold such consent; and

(b)	this Charge shall not affect security already given by the Chargor or any other security which may in future be given to the Bank by the Chargor.

Section 3.03	AGREEMENT OF THE CHARGOR

The Chargor further agrees that:

(a)	the Bank shall have the right to convert the Deposits into another currency at any time with at least seven (7) calendar days prior notice to the Chargor;

(b)	the Chargor shall not be at liberty to withdraw the whole or any part of the Deposits without the Bank’s written consent;

(c)	the Chargor shall not during this Charge deal with, assign, transfer or create any Security Interest or encumbrances on the Deposits; and

(d)	the Chargor shall deposit with the Bank the respective Deposits (including statements or receipts) in the custody of the Bank until all the Indebtedness have been fully discharged. The Bank may retain the Deposits until full payment of the Indebtedness. After full payment, the Deposits shall be considered surrendered to the Chargor.

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ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01	STATEMENT OF ACCOUNT

A statement of account in writing stating the amount payable by the Chargor under this Charge issued by an authorised officer of the Bank shall in the absence of obvious error be conclusive evidence of the Indebtedness.

Section 4.02	LIMITATION OF BANK’S LIABILITIES

The Bank shall not be liable for any loss caused by the set-off of the Deposits under the terms of this Charge unless caused by the negligence, default of fraud of the Bank.

Section 4.03	RIGHT TO COMBINE

The Chargor agrees that the Bank may (subject to compliance with Shariah principles) at any time upon a default of the FA and/or LO combine or consolidate all existing Deposits with at least seven (7) calendar days’ notice to the Chargor. Where the Deposits are joint with a third party, consent must be obtained from the third party. Where combination or consolidation requires conversion of currency, the Bank’s prevailing spot rate of exchange to be used and prior notice of at least seven (7) calendar days shall be given to the Chargor.

Section 4.04	RIGHT OF SET-OFF

Upon default of the Customer under the FA and/or LO, the Bank may (subject to compliance with Shariah principles) with at least seven (7) calendar days notice given to the Chargor, set-off the Deposits to settle the Indebtedness (wholly or partially).

Section 4.05	TIME

Time shall be of the essence of this Charge.

Section 4.06	TRANSFER OF SECURITY

(a)	Save and except if the transfer and/or assignment to the Chargor, the Bank may (subject to compliance with Shariah principles) at any time transfer, sell, participate in secondary debt markets or assign all or any part of its rights, benefits and obligations under this Charge by notice to the Chargor. The Bank may disclose to such potential assignee or 3rd party such information regarding the Customer and/or Chargor for all lawful or legitimate purpose to facilitate the transfer, sale or assignment.

(b)	Any statement in the transfer, sale or assignment of the amount then due to the Bank under this Charge, FA or LO shall be conclusive and binding on the Chargor except for obvious errors.

(c)	The Chargor shall not assign any of its rights or obligations in this Charge without the prior written consent of the Bank.

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Section 4.07	OTHER SECURITIES NOT AFFECTED

Nothing contained in this Charge shall affect any other security held by the Bank at any time to secure the Indebtedness.

Section 4.08	ALL PAYMENTS RECEIVED TO BE PAYMENT IN GROSS

All monies received from the Chargor from the set-off of the Deposits may be treated by the Bank as payments in gross. It will not be attributable to any specific part of the Indebtedness even if appropriated as such by the Bank. The Chargor or any other person claiming under the Chargor shall have no claim to the Deposits unless and until the Bank has received the full amount due to the Bank by the Customer or Chargor.

Section 4.09	PAYMENT PROVISIONS

(a)	Place of Payment: All payments to be made by the Chargor shall be made to the Bank at place of business of the Bank which the Bank may specify in writing or servicing branch. However, for Facilities granted to the Chargor in foreign currency, the payments may be made in the currency in which the Facilities were provided subject to compliance of any foreign exchange rules.

(b)	Debit: The Bank may debit the Customer or Chargor’s account with the Indebtedness and other recovery fees (if any) on a solicitor-client basis or other fees allowed by the regulatory authorities to be imposed.

Section 4.10	TAXES

All sums to be paid by the Chargor shall be paid without any deduction or withholding of tax. If the Chargor has to withhold taxes as required by law, the Chargor shall notify the Bank accordingly. Similarly, if the Bank has to withhold part of the Deposits as taxes before the combination and set-off, the Bank shall notify the Chargor.

Section 4.11	RELEASE OF DOCUMENTS

Upon payment to the Bank of all Indebtedness, the Chargor shall be entitled to obtain the discharge and release of the Deposits from the Bank at the cost and expense of the Chargor.

Section 4.12	AMENDMENTS AND ADDITIONAL TERMS

(a)	Subject to compliance with Shariah principles, the provisions and terms of this Charge may at any time be varied or amended by the Bank by giving prior notice (together with the reasons for such variation or amendment) of at least twenty-one (21) calendar days to the Chargor.

(b)	If the Chargor is not agreeable to the amended terms and conditions of this Charge, the Chargor shall notify the Bank in writing of the same within twenty-one (21) calendar days from the date of notice by the Bank.

(c)	In the event the Chargor does not raise any objections within the twenty-one (21) calendar days after the notice of amendments, the Chargor shall be considered to have accepted the amendments to the terms and conditions of this Charge.

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Section 4.13	DISCLOSURE AND INFORMATION

The Chargor agrees and permits the Bank to disclose any information relating to the Chargor to:

(a)	the Central Credit Unit, Dishonoured Cheques Information System (DCHEQS) and Central Credit Reference Information System (CCRIS) of Bank Negara Malaysia (“BNM”) or such other authority having jurisdiction over the Bank; or

(b)	any party (including professional advisers and debt collection agent) pursuant to any enforcement, preservation and/or attempted enforcement or preservation of this Charge; or

(c)	any party providing additional security or any guarantor; or

(d)	any party or authority, if required by any law, regulation or by-law or pursuant to any order from any court of competent jurisdiction; or

(e)	companies which are now or which in the future may be subsidiaries within the banking group of the Bank, subject to the Islamic Financial Services Act 2013 [Act 759] and any regulations from BNM: or

(f)	any credit reporting agencies.

The full Privacy Notice is contained in the Bank’s official website at www.affinislamic.com.my

The Customer expressly consents to the Bank conducting credit checks on the Chargor for the purpose of this Charge at the Central Credit Bureau, CCRIS, CTOS Sdn Bhd, DCHEQS, Financial Information Services Sdn Bhd (FIS), RAM Credit Information Sdn Bhd or any registered credit reporting agencies.

Section 4.14	WAIVER

The rights of the Bank under this Charge are cumulative and may be exercised as often as the Bank considers it reasonably appropriate.

(a)	The rights of the Bank shall not be capable of being waived or varied except in writing.

(b)	No failure or delay in exercising nor any omission to exercise any rights or remedy of the Bank under this Charge upon any breach of the Chargor shall affect such right or remedy.

(c)	It shall also not be regarded as the Bank waiving its right or remedy or accepting such a breach.

(d)	The Bank reserves the right to exercise its rights or remedy at such future time without reference to the Chargor.

Section 4.15	SEVERABILITY

Any term or condition in this Charge which turns out to be illegal or invalid, shall not cause the remaining terms or conditions to be likewise illegal or invalid.

Section 4.16	MODIFICATION AND INDULGENCE

Subject to compliance with Shariah principles, the Bank may at any time (by letter or other form of agreement), without in any way affecting this Charge:

(a)	grant to the Chargor any time or indulgence; or

(b)	renew any bill, notes or any negotiable securities; or

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Charge over Cash Deposit (First/Third Party) -
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(c)	deal with, exchange, release or modify or abstain from perfecting or enforcing any securities or other guarantees or rights it may now or from time to time have from or against the Chargor, or

(d)	compound with the Chargor or any persons claiming under the Chargor; or

(e)	enter into any settlement arrangement with the Chargor, or any person claiming under the Chargor; ог

(f)	enter into any modification or indulgence with the Customer in accordance with the terms of the FA or LO.

Section 4.17 CHANGES IN CONSTITUTION

This Charge shall continue to be valid and binding regardless of: (i) in the case of the Chargor being an individual, the Chargor’s death, bankruptcy, mental incapacity; (ii) in the case of the Chargor being a partnership, by reason of a change in the membership of the partnership. If Chargor is a corporation, changes in the name or style by amalgamation, liquidation, winding up and reconstruction shall not affect this Charge.

Section 4.18 MULTIPLE CHARGORS

(a)	Where this Charge is given by two or more persons, the terms and conditions in this Charge shall be binding on them jointly and severally.

(b)	The Bank may with prior notice release any of the Chargors from this Charge. The Bank may also vary, settle, compound or give indulgence to any of the Chargors without affecting the Bank’s rights, remedies against the other Chargors.

(c)	Any notice served under to this Charge on any party comprising the Chargor shall be considered to have been duly served on all the parties comprising the Chargor.

(d)	The Bank may make a demand under this Charge on any one or more of the persons comprising the Chargor and it shall be binding on the rest.

Section 4.19 SUSPENSE ACCOUNT

With reasonable justification, any monies received by the Bank under this Charge may be placed and kept to the credit of a non-income bearing Shariah-compliant suspense account for so long as the Bank thinks fit. The Bank is not obliged to apply the monies to discharge the Indebtedness under this Charge. In the event of any proceedings in bankruptcy, liquidation, composition or arrangement the Bank may prove for and agree to accept any dividend or composition as declared by the relevant authority.

Section 4.20 CHARGES AND EXPENSES

(a) The Chargor shall on demand pay:

(i)	to the Bank all expenses (including legal and out-of-pocket expenses on a full indemnity basis) incurred by the Bank in connection with the negotiation, preparation or completion of this Charge;

(ii)	any expenses agreed to be paid by the Customer under the FA and/or LO which forms part of the Indebtedness.

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Charge over Cash Deposit (First/Third Party) -
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(iii)	if any amount due under the FA and/or LO shall be required to be recovered through any process of law, or placed in the hands of solicitors for recovery, to pay all the solicitors’ fees and expenses on a solicitor-client basis.

For the purpose of sub-clauses (i) to (iii) above, the Bank shall, subject to compliance with Shariah principles and with prior notice to the Chargor, have the right to debit any account of the Chargor with the Bank. The debited amount shall form part of the Indebtedness

(b)	The Chargor agrees to indemnify and keep the Bank indemnified against any other losses (not specified above) which may be incurred as a result of the Chargor’s breach of the terms and conditions of in this Charge. However, the Chargor will not be liable if the losses, damages or expenses are caused by the Bank’s negligence, default or fraud.

Section 4.21 SUCCESSORS BOUND

This Charge shall be binding upon the heirs, personal representatives, successors in title and permitted assigns of the Chargor and on the successors in title and assigns of the Bank.

Section 4.23 GOVERNING LAW AND JURISDICTION

This Charge is governed by the laws of Malaysia and the parties agree to submit to the jurisdiction of the Courts in Malaysia.

Section 4.24 NOTICES

(a)	Any notice, demand or other communication (including computer generated notices/statements that do not require signature) from the Bank under this Charge shall be given in writing to the Chargor at the Chargor’s address, facsimile numbers or electronically (including email) as stated in the Schedule and/or last appearing in the Bank’s records. The notices may be given or made by post, facsimile, electronically (including email), personal delivery or such other mode as may be determined by the Bank;

(b)	The notices or other communications are given to the Chargor:

(a)	in the case of post, five (5) days after the date of posting;

(b)	in the case of facsimile, on the day of transmission;

(c)	in the case of electronic mail, on the day it is sent provided that the Bank has not received a failed or undeliverable message from the host provider on the date of transmission;

(d)	in the case of personal delivery, at the time of receipt; and

(e)	in the case of courier, at the time of receipt.

(c)	The Chargor expressly agrees with the Bank to inform the Bank immediately of any change in the contact information such as correspondence address, phone number, facsimile number and/or email address of the Chargor. Any change in the Chargor’s contact information such as address, phone number, facsimile number and/or email address is not binding on the Bank unless the Chargor has given notice in writing to the Bank and/or via other channels provided by the Bank.

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Section 4.25 NON-RESIDENTS

In the event that the Chargor is a non-resident the Chargor agrees as follows: -

(a)	To appoint:
__________________________________________________________________________________ whose registered office or address is presently at _________________________________________________________________________Malaysia as the Chargor’s agent for service of process out of the said courts of Malaysia;

(b)	confirms that service of process on the respective agent shall be considered service upon the Chargor;

(c)	If no agent is appointed, then service on the Chargor’s address in this Charge shall be considered service on the Chargor five (5) days after posting.

Section 4.26 DEPOSITS OUTSIDE MALAYSIA

In respect of Deposits outside Malaysia, and should the Bank require, the Chargor may provide at the Chargor’s own costs and expense a legal opinion from a firm of solicitors acceptable to the Bank to confirm the Chargor’s capacity to execute this Charge and application of law governing the same.

Section 4.27 SCHEDULES

It is agreed that the Schedule shall be an essential part of this Charge and, in the event of any conflict or discrepancy, the Schedules shall prevail for enforcement and interpretation but only to the extent of such conflict or discrepancy.

Section 4.28 CONCURRENT REMEDIES

Upon occurrence of an Event of Default, the Bank shall have the right to exercise all or any of the remedies available under this Charge. The Bank shall be entitled to exercise such remedies at the same time or at different times. In the event the Bank does not wish to exercise its remedies under this Charge, the Bank may also institute civil suit against the Customer or Chargor to recover the Indebtedness under the FA or LO.

Section 4.29 ADDITIONAL OR COLLATERAL SECURITY

IT IS AGREED AND DECLARED THAT this Charge is additional security for all the Indebtedness of the Customer under the Facilities. Full stamp duty has been paid on the FA, therefore the Charge is considered a subsidiary instrument.

Section 4.30 CHARGOR AS PRINCIPAL DEBTOR

The Chargor’s liability under this Charge is as principal debtor unless the Bank agrees to limit the Chargor’s liability to the Deposits only.

[the remainder of this page is intentionally left blank]

10

Charge over Cash Deposit (First/Third Party) -
- Individual/SME/Corporate
- Islamic Banking

REMINDER: The Chargor is reminded to read and understand the terms and conditions of this Charge before signing below. In the event there are any terms and conditions in this Charge that the Chargor does not understand, the Chargor is advised to seek independent advice and/or discuss further with the Bank’s representative before signing below.

*Signed by for and on behalf of the	)	AFFIN ISLAMIC BANK BERHAD
Bank by its attorney in the presence	)	(Registration No: 200501027372)(709506-V)
of:	)

		/s/ ZAFIZAH BT ZABARUDDIN	/s/ ROZILA BT ABDUL RASHID
		Name: ZAFIZAH BT ZABARUDDIN	ROZILA BT ABDUL RASHID
		NRIC No: 720509-10-5768	720702-02-5356
		Designation: TEAM LEADER	TEAM LEADER

/s/ NOOR ZUHAIRAH BINTI ISMAIL
NOOR ZUHAIRAH BINTI ISMAIL (ΕΟΚ7 1257)
Advocate & Solicitor
Kuala Lumpur

SAGTEC GROUP SDN. BHD.
(Registration No: 201801021489)(1283508m-P)
*Signed for and on behalf of the	)
Chargor (authorised by the Board	)
resolution) in the presence of:	)

/s/ NG CHEN LOK
		Name: NG CHEN LOK	SAGTEC GROUP SDN BHD
		NRIC No. 870203-06-5701	(1283508-P)
		Designation: Director	10-2, Jalan Tanjung SD 13/2,
Bandar Sri Damansara,
52200 Kuala Lumpur.
Tel: 03-33100089

/s/ NOOR ZUHAIRAH BINTI ISMAIL
NOOR ZUHAIRAH BINTI ISMAIL (BC/N/1257)
Advocate & Solicitor
Kuala Lumpur

* ~~Individual/Sole-proprieter/Partnership~~	)
~~signed by the Charger(s) in the~~	)
~~presence of:~~	) _____________________________

*(Select the relevant portion)

This is the execution page of the Charge over Cash Deposit for banking facility granted by AFFIN ISLAMIC BANK BERHAD (Registration No: 200501027372) (709506-V) to SAGTEC GROUP SDN. BHD. (Registration No: 201801021489)(1283508-P).

11

Charge over Cash Deposit (First/Third Party) -
- Individual/SME/Corporate
- Islamic Banking

THE FIRST SCHEDULE

(To be read and construed as an essential part of this Charge)

SECTION	ITEM	PARTICULARS

1	Date of this Charge	30 AUG 2021

2	“(Where the Chargor is a limited company or other corporation)

	Name of Chargor/ Customer#	SAGTEC GROUP SDN. BHD.

	Registration/~~Certificate of Incorporation~~ No.	(Registration No: 201801021489) (1283508-P)

	Registered Address	81, Leboh Unta, Taman Berkeley, 41150 Klang, Selangor

~~*(Where the Charger is an individual or natural person)~~

~~Name of Charger/Customer~~

~~Passport/Identity Card~~

~~No. Address~~

*(~~Name-of-Sole- Proprietor- ship/Partnership~~)

Registration No.

*	Delete where inappropriate

12

SECTION	ITEM	PARTICULARS
3	Place of Business of the Bank in Malaysia Facsimile No.	TTDI Branch of No. 47 & 49, Jalan Tun Mohd Fuad 3, Taman Tun Dr Ismail, 60000 Kuala Lumpur 03-77279543
4	Date of Facilities Agreement ~~or LO~~	30 AUG 2021

5	* Specified
Deposits/Ref No. /
Account No.
Upfront placement of 1st Party Affin Islamic Term Deposit-i (AITD-i) of RM225,000.00 to be held on lien with the Bank, Profit earned on the Affin Islamic Term Deposit-I (AITD-i) is to be reinvested/capitalized upon each maturity.
Held with* (specify the
financial institutions
	holding the Deposits)	AFFIN ISLAMIC BANK BERHAD (Registration No: 200501027372)(709506-V)
Collection of monthly sinking fund for RM3,000.00 into an account to be determined by the Bank. First collection is to be commence 1st month after the date of full disbursement. Profit earned, if any is to be reinvested/capitalised upon each maturity.
.	Existing Amount
6	*
~~Where the Customer is a limited company or other corporation~~

~~Name of Customer~~

~~Registration/Certificate of Incorporation No.~~

~~Registered Address~~

*	Delete where inappropriate

#	To include where this is a first party charge by the Customer

*	Deposits account details may change from time to time as notified by the Bank

PRIVATE & CONFIDENTIAL

Our Ref	:	SDS/2021/BC-TTDI/32362/ABY

Date	:	16 July 2021

SAGTEC GROUP SDN BHD (1283508P)

10-2, Jalan Tanjung SD13/2
Bandar Sri Damansara
52200 Wilayah Persekutuan
Kuala Lumpur

Dear Sirs,

Islamic Banking Facility(ies) to SAGTEC GROUP SDN BHD (1283508P)

(THE “CUSTOMER”) for aggregate amount of RM825,000.00.

Thank you for choosing Affin Islamic Bank Berhad (the “Bank”) for your banking facility(ies) requirements. The Bank is pleased to make available to the Customer the following facility(ies) (the “Facility(ies)”) for the overall limit of RM825,000.00 outlined below on the following terms and conditions, subject to the Bank’s Standard Terms and Conditions and the Specific Terms and Conditions, as attached to this Letter of Offer, and to the satisfactory completion of documentation:-

A. FACILITY(IES) & LIMIT

Type of Facility(ies)	Facility Limit	Pricing
Tawarruq Cash Line-i	RM750,000.00	Base Financing Rate (“BFR”) + 1.35% per annum (“p.a”); maximum capping rate: 12% р.а.
Tawarruq Term Financing-i	RM75,000.00	Base Financing Rate (“BFR”) + 0.00% per annum (“p.a”); maximum capping rate: 12% р.а.
TOTAL	RM825,000.00

Total facility(ies): RINGGIT MALAYSIA: Eight Hundred and Two Five Thousand only.

Our Base Financing Rate (“BFR”) is currently pegged at 5.56% p.a.

B. FACILITY(IES) TERMS & CONDITIONS/DETAILS OF FACILITIES

(1)	TAWARRUQ CASH LINE-i

Shariah Concept

Tawarruq.

Purpose

For working capital.

Commercial Financing (Companies) – Letter of Offer

AFFIN BANK BERHAD 197501003274 (25046-T)/AFFIN ISLAMIC BANK BERHAD 200501027372 (709506-V)
Business Centre - Taman Tun Dr Ismail Branch 2nd Floor, No. 47 & 49, Jalan Tun Mohd Fuad 3, Taman Tun Dr Ismail, 60000 Kuala Lumpur.
Tel: 603-7727 0900 Fax: 603-7727 0908 Website: www.affinbank.com.my/www.affinislamic.com.my

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

Pricing

Effective Profit Rate of Base Financing Rate (“BFR”) + 1.35% per annum (“p.a.”) not exceeding Ceiling Profit Rate of 12% p.a.

The Bank shall grant rebate to the Customer in the amount equivalent to the difference between the Ceiling Profit Rate and the Effective Profit Rate in the manner as determined by the Bank, in the event that the Effective Profit Rate is lower than the Ceiling Profit Rate.

Bank’s Purchase Price :RM750,000.00

Bank’s Sale Price : RM1,650,000.00

Agency Fee

RM5.00 per RM1,000,000.00 transaction on pro-rate basis upon each execution of Tawarruq transaction.

Tenure

The facility is for a period of one hundred and twenty (120) months and subject to yearly review.

Availability Period

Within six (6) months of date of facility placed at Customer’s disposal, otherwise the facility shall be treated as lapsed and cancelled.

Payment

The Bank’s Sale Price is calculated at Ceiling Profit Rate. However, the monthly payment will be calculated based on the Effective Profit Rate which will not exceed the Ceiling Profit Rate.

The Bank shall debit your facility account for the profit portion of the Bank’s Sale Price on monthly basis at every month-end, based on the amount of the facility utilized and you are to make good the amount debited.

The principal portion of the Bank’s Sale Price is to be paid at the end of the financing tenor/duration of the facility or at any time that the Bank deems fit with prior notice to you.

(2)	TAWARRUQ TERM FINANCING-i

Shariah Concept

Tawarruq.

Purpose

To finance Takaful contribution.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

Pricing

Effective Profit Rate (BFR) + 0.00% per annum (p.a.) not exceeding Ceiling Profit Rate of 12% p.a.

The Bank shall grant rebate to the Customer in the amount equivalent to the difference between the Ceiling Profit Rate and the Effective Profit Rate in the manner as determined by the Bank, in the event that the Effective Profit Rate is lower than the Ceiling Profit Rate.

Bank’s Purchase Price: RM75,000.00

Bank’s Sale Price : RM129,124.00

Agency Fee

RM5.00 per RM1,000,000.00 transaction on pro-rate basis upon each execution of Tawarruq transaction.

Tenure

The facility is for a period of 120 months and subject to yearly review.

Payment

The payment shall be paid on a monthly basis inclusive of profit in the following manner:

No of instalment(s)	Frequency	Instalment Amount
120	Monthly	RM817.00

The Bank’s Sale price is calculated at Ceiling Profit Rate. However, the monthly payment will be calculated based on the Effective Profit Rate which will not exceed the Ceiling Profit Rate.

Commencement of Payment

The payment of Bank’s Sale Price shall commence 1 month after full drawdown.

In the event that the full drawdown or initial drawdown is made within 1st to 15th day of the month, the instalment shall be due and payable on the 5th day of the following month otherwise should it fall after the 15th of the month, the monthly instalment shall be due and payable on the 5th day of the next following month.

Availability Period

Within twelve (12) months of date of facility placed at Customer’s disposal otherwise the facility shall be treated as lapsed and cancelled.

Disbursement Conditions.

1. Execution of security documentation acceptable to the Bank and compliance with conditions precedent.

2. Receipt of Drawdown Notice by the Bank

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

Drawdown Conditions

The Tawarruq Term Financing-i contribution for the Bizsecure-i of RM75,000.00 shall be paid directly to the takaful company upon receipt of the Letter of Acceptance/Offer by the Takaful Company on Ng Chen Lok (NRIC No. 870203-06-5701) for 10 years. AmMetLife Takaful Berhad shall be your preferred Takaful provider. Any undrawn portion of the financing shall be cancelled.

The Customer shall top-up any additional contribution changed in excess of the financing.

C.	Review

(1)	The facility may be subject to annual review or at the Bank’s option any other more frequent review(s) as the Bank at its discretion may decide. Any review if so conducted shall be in the manner as the Bank shall determine.

(2)	Upon such review, the Bank may, subject to Shariah principles, renew, suspend, vary the limit of the Facility and/or impose additional conditions as the Bank deems fit with twenty-one (21) calendar days prior notice to the Customer.

(3)	Any decision by the Bank not to conduct a review during any review period or any failure, omission or delay on the part of the Bank to conduct such review shall not be construed as a waiver of the Bank’s accelerate or recover amount due by the Customer and or guarantors in an event of default.

(4)	The next review date is 31 August 2022.

D.	SECURITY

(1)	Master Facilities Agreement is to be executed between the Customer and the Bank and to be stamped as principal instrument.

(2)	Open All monies 1st party Charge over cash Deposit and Letter of Set Off are to be executed by the Customer and stamped.

(3)	Upfront placement of 1st Party Affin Islamic Term Deposit-i (AITD-i) of RM225,000.00 to be held on lien with the Bank. Profit earned on the Affin Islamic Term Deposit-i (AITD-i) is to be reinvested/ capitalized upon each maturity.

(4)	Collection of monthly sinking fund for RM3,000.00 into an account to be determined by the Bank. First collection is to be commence 1st month after the date of full disbursement. Profit earned, if any is to be reinvested / capitalized upon each maturity.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

(5)	70% guarantee of RM750,000.00 by Syarikat Jaminan Pembiayaan Perniagaan (SJPP) guarantee under Working Capital Guarantee Scheme 2 (WCGS 2).

(6)	Personal Guarantee for RM825,000.00 is to be executed by Ng Chen Lok (NRIC No. 870203-06-5701) in his personal capacity.

E.	EXECUTION OF SECURITY DOCUMENTATION

All relevant security documentation is to be executed within sixty (60) days from the date of acceptance of this Letter of Offer by the Customer, failing which the Bank shall be entitled at its absolute discretion to extend the time for execution for such period as it deems fit, or to terminate/ cancel this offer and upon such termination or cancellation, the Bank’s liability hereunder shall be absolved and the Customer shall have no right to claim against the Bank.

F.	TRANSACTION DOCUMENTS

Item	Facility(ies)	Documentation
1.	Tawarruq Term Financing-i	a) Master Facility Agreement; b) Purchase Undertaking; c) Murabahah Verbal Contract (Murabahah Sale Contract); and d) Letter of Aqency.
2.	Tawarruq Cash Line-i	a) Master Facility Agreement; b) Purchase Undertaking; c) Murabahah Verbal Contract (Murabahah Sale Contract); and d) Letter of Agency.

G.	CONDITIONS PRECEDENT

The utilization and drawdown of the facilities may be allowed only after fulfillment of the following:-

1.	Acceptance of Letter of offer.

2.	Submission of a certified true copy of the Company’s Board of Directors Resolution authorizing the acceptance of the banking facilities and any variation to the utilization of the approved facilities, if applicable.

3.	Execution of all security documents (any security documents executed in favour of the Bank as security for any amount due and payable to the Bank under the Facility), as confirmed by the Bank Panel Solicitors.

4.	Written confirmation from Bank Panel Solicitors that all security documents have been duly executed, stamped and in the case of land charges, legal assignment of Sale & Purchase Agreement, debenture and cash lien, these documents have all been presented for registration (supported by registration numbers as appropriate) with the relevant authorities. (where applicable).

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

5.	Written confirmation from the Official Assignee that directors, chargors, and guarantors (wherever applicable) have not been adjudicated a bankrupt or wound up as appropriate.

6.	Affin Islamic’s panel takaful company shall be your preferred takaful company and chargeable security to be adequately covered with them incorporating charging clause in favour of Affin Islamic Bank.

7.	Notwithstanding the above, you are free to use the service of any Takaful operators of your choice that provide adequate coverage against such risks as the Bank may require and determine fit. The takaful certificate shall be duly assigned to the Bank for the duration of the Facility.

8.	Confirmation by the Bank’s solicitors that they have filed Statement of Particulars with Companies Commission of Malaysia, where applicable.

9.	Availability of the Official Assignee’s written confirmation that no winding up order has been made against the Customer and/or Corporate Guarantor, and no bankruptcy action has been taken against any of the directors of the Customer and/or guarantors (if applicable).

10.	The Customer is advised to open and maintain an Islamic Current Account with the Bank.

11.	The Customer is advised to execute a Letter of Authorization authorizing the Bank to debit the Islamic Current Account with the Bank for servicing the monthly payment via the Automatic Fund Transfer (AFT) for the Banking facilities, if any, collection of sinking fund or any amount due in respect of the financing.

12.	Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) guarantee under Working Capital Guarantee Scheme 2 (WCGS 2). Approval notification must be obtained for guarantee coverage 70% of the facility limit. The Bank reserves the right to cancel or to recall the facility should Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) approval is obtained.

13.	Guarantee fee of 1.00% p.a. is to be paid upfront by the Customer upon signing of Letter of Offer. The amount is to be credited into the Customer Islamic Current Account and earmarked for payment upon receipt of quarterly guarantee fee invoice from Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP).

H.	COVENANT

1. The Customer is to ensure advances to related parties not no exceed RMl,125,429.00 as long as the Bank facilities subsist.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

I.	CONDITION SUBSEQUENT

1. Customer is to submit audited report FYE30/06/2021 with not more than 10% negative variance against management set as at 31 May 2021 by 31/12/2021.

J.	OTHER CONDITION

1.	The Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) under Working Capital Cuarantee Scheme 2 (WCGS 2) is up to 17 years or until 31/12/2035, whichever is earlier.

K.	ADDITIONAL TERMS & CONDITIONS

1.	All financing proceeds are to be used for the intended purpose.

2.	Submission of audited financial statements within six (6) months of financial year closing.

3.	Submission of Management Accounts within one (1) month of each quarterly closing.

4.	No change in ownership without Bank’s prior written permission.

5.	Payment of all rents, rates and taxes appropriate on a timely basis.

6.	Possession of all necessary licenses and compliance with all regulations relating to the business.

7.	No disposal of assets without Bank’s prior approval.

8.	Not to enter into joint ventures, profit sharing or royalty agreement without Bank’s prior approval.

9.	Not to enter into any merger, consolidation or reorganization without Bank’s prior approval.

10.	Not to enter into any management contract or similar arrangement where the business is managed by third parties.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

L.	REBATE

(1)	The Bank shall grant rebate to the Customer (in accordance to the approved formula by the Shariah Advisory Council of BNM and any amendment of the same) if any of the following shall occur:

(i)	The Customer makes early settlement or early redemption, including those arising from prepayments;

(ii)	The Customer makes settlement of the original financing contract due to financing restructuring exercise;

(iii)	The Customer makes settlement of the Facility in the case of default; or

(iv)	The Customer makes settlement of the Facility in the event of termination or cancellation of financing before the maturity date.

(2)	Rebate shall be calculated based on the following formula:

(i)	Normal Situation

Deferred profit (at the point of settlement of financing) - Early Settlement Charges (if any).

(ii)	For non-delivery/non-possession of asset

Deferred profit (at the point of settlement of financing) + Undisbursed principal or Cost of Purchase - Early Settlement Charges (if any).

(3)	Rebate shall not be construed in any manner whatsoever as cash rebate payable to the Customer, but shall be reflected as a reduction in the profit element of the installment/payment of the Bank’s Sale Price.

(4)	Rebate shall only be granted in the manner as determined by the Bank upon receipt of the settlement/redemption sum.

M.	COMPENSATION CHARGES (TA’WIDH)

(1)	The Customer shall be liable to pay the Bank compensation on any amount overdue as follows (in accordance to the approved formula by the Shariah Advisory Council of BNM and any amendment of the same):

(i)	if the default occurs during the Tenure of the Facility as provided herein, at the rate of one per centum (1%) per annum on such overdue Installment under the Facility or on such outstanding balance of the principal sum and earned profit (if any) (subject to rebate, if applicable), in the case of default causing the entire Facility to be recalled or brought to court for judgement prior to maturity, whichever applicable, or any other method approved by the Bank’s Shariah Committee and/or Shariah Advisory Council of BNM; and

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

(ii)	if the default occurs after the maturity of the Facility as provided or upon judgment, whichever is earlier, at the rate which is the prevailing daily overnight Islamic Interbank Money Market rate on such outstanding balance of the principal sum and earned profit (if any) (subject to rebate, if applicable) or any other method approved by the Bank’s Shariah Committee and/or Shariah Advisory Council of BNM.

(2)	It is further agreed that the compensation shall not be compounded.

(3)	The compensation at the aforesaid rate shall be payable by the Customer after as well as before any judgment or order of court.

N.	FACILITIES GRANTED IN FOREIGN CURRENCIES (if applicable)

In the event that the Bank decides to recall any facility/ies granted in Foreign Currency in this Letter of Offer, the Bank shall be entitled to convert the Foreign Currency to Ringgit equivalent using the prevailing rate quoted by the Bank’s Treasury Department.

O.	PREPAYMENT

Prepayment in respect to Tawarruq Term Financing-i shall be allowed by giving 30 days’ notice to the Bank of the Customer’s intention of such prepayment; failing which the Bank may factor in such associated cost in reducing Ibra’, exercise price, buyout amount (whichever applicable). Such notice shall be irrevocable and subject to the minimum amount of RMl,000.00.

P.	EARLY SETTLEMENT

At the discretion of the Bank, the Customer may make an early settlement to the Bank of the Facility(ies) (if applicable) subject to the following conditions:

(a)	the Bank shall have received from the Customer not less than thirty (30) days or such other period as may be prescribed by the Bank from time to time, prior written notice (“Early Settlement Notice”) of its intention to make early settlement specifying the relevant amount to be paid and the date of such payment failing which the Bank shall have the right to factor in such associated costs or charges in the exercise price formula under the respective purchase undertaking accordingly or in reducing the ibra’ amount, whichever applicable;

(b)	the Customer has paid in full all other monies due and outstanding under the Facility(ies) and the relevant security documents;

(c)	the amount payable by the Customer in respect of such early settlement shall be determined by the Bank at its discretion in accordance with the principles of Shariah; and

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

(d)	any Early Settlement Notice once given shall be irrevocable and the Customer shall pay the amount as determined by the Bank on the date specified in such Early Settlement Notice.

Q.	AVAILABILITY PERIOD

The disbursement of the financing shall be effected within the availability period of six (6) months from the date the facility is placed at Customer’s disposal, otherwise the financing shall be treated as lapsed and cancelled.

R.	DISBURSEMENT

The disbursement of all the facilities are further subject to:

(a)	execution of security documentation acceptable to the Bank and compliance with conditions precedent to the Bank’s satisfaction;

(b)	the Specific Terms & Conditions annexed to this Letter of Offer.

S.	TAKAFUL CONTRACT

Fire Takaful Contract on the properties charged shall be obtained from Takaful Company on the Bank’s panel and duly assigned to the Bank and the Bank is the beneficiary of the policy, for the duration of the facilities.

T.	REVISED EFFECTIVE PROFIT RATE

(a)	In the event your facility is classified as Impaired Financing (Non Performing Financing), the Bank shall revise the effective profit/ijarah rate in your Letter of Offer to Base Financing rate (“BFR”) + 3.50% per annum (“p.a”) calculated on the outstanding principal, or such other rate or basis of calculation of the rate as the Bank may determine at its discretion.

(b)	Prior to the revision of the profit/ijarah rate, the Bank shall provide a written advance notice of not less than 21 days.

(c)	If you have regularized your account and after due assessment of the Bank, the Bank shall reinstate the effective profit rate as per the Letter of Offer regardless whether you submit an application for the reinstatement or not. If your effective profit rate has been reinstated, but subsequently revised again due to paragraph (a) above, the Bank shall reinstate the rate after regularization of account as per the Letter of Offer, upon application for reinstatement by you and due assessment by the Bank.

(d)	The above revised effective profit rate is subject to not exceeding the ceiling profit rate.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

U.	FLOOR RATE

For facilities pegged to Base Financing Rate (“BFR”), Base Rate (“BR”) and Islamic Cost of Fund (“iCOF”), the effective profit rate is subject to a minimum rate of 3.00% per annum (“p.a.”) or such other minimum rate as may be prescribed by the Bank from time to time with prior notice to you.

V.	ATTACHMENT

The Attachments (which include the Standard Terms and Conditions and the Specific Terms and Conditions) as attached to this Letter of Offer shall form part of this Letter of Offer.

Bank Negara Malaysia has now established the Central Credit Bureau to collect information from banks regarding the customers and the credit facilities granted to the customers. This is to enable participating banks who are approached for credit facilities by a customer to be informed by the Bureau of the customer and the aggregate credit facilities granted to the customer by the other banks.

This information is kept strictly confidential between the Bureau and all participating Banks and it is a term of the financing facilities offered in this Letter of Offer to you that information regarding it will be given to the Bureau for the use of the Bureau and participating Banks.

Please indicate your acceptance of the above banking arrangement by signing and returning to the Bank the duplicate of the Letter of Offer, the Standard Terms and Conditions and the Specific Terms and Conditions within fourteen (14) days from the date hereof, together with the following documents, duly certified true copy by the Company Secretary:

(a)	a copy of the Board Resolution together with a copy of the certificate of incorporation and Memorandum and Articles of Association or Constitution; and

(b)	a copy of the latest Forms 24, 44 and 49 or other relevant forms under the Companies Act 2016 of the Customer,

failing which the Bank shall be entitled at its absolute discretion to either treat this offer as having lapsed or extend the time of acceptance for such period as it deems fit.

In the event of a discrepancy or an ambiguity or any inconsistency(ies) between the terms of this Letter of Offer and those of the Standard Terms and Conditions and/or the Specific Terms and Conditions, the terms of this Letter of Offer shall prevail to the extent of such discrepancy or ambiguity or inconsistency(ies).

This Letter of Offer will be governed by Malaysian laws.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

The terms of this Letter of Offer may be varied or waived by notice in writing by the Bank and the Bank in its absolute discretion may require the Customer to countersign such written notice.

All documents should be forwarded to:

Affin Islamic Bank Berhad

Loan Administration & Documentation Department

Security Documentation Section

9th Floor, Menara Affin

80 Jalan Raja Chulan

50200 Kuala Lumpur

For any clarification on security documentation, kindly contact;

Officer	: Azman Bin Yacob

Contact no.	: 03-2731 5266

For any enquiry regarding the terms and conditions of the facility(ies) granted, kindly contact;

Relationship Manager	: Thong Ji Sing

Contact no.	: 03-7727 0900

The facilities will be made available to you at our Branch at the following address:-

Affin Islamic Bank Berhad (TTDI Branch)

No. 47 & 49,

JIn Tun Mohd Fuad 3,

Tmn Tun Dr. Ismail,

60000 Kuala Lumpur

Contact no.	: 03-7727 9080, 03-7727 9082

Fax No.	: 03-7727 9543

We thank you for giving the Bank the opportunity to be of service to you.

Yours faithfully,

for AFFIN ISLAMIC BANK BERHAD

/s/ DARYL KHOO	/s/ CELINE LIM
Authorised Signatory	Authorised Signatory
DARYL KHOO	CELINE LIM
Assistant Relationship Manager	Head, Business Centre TTDI
Business Centre TTDI

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

REMINDER: The Customer is reminded to read and understand the terms and conditions of this Letter of Offer and the Attachments before signing below. In the event there are any terms and conditions in this Letter of Offer and the Attachments that the Customer does not understand, the Customer is advised to discuss further with the Bank’s staff, representative or agent before signing below.

I/We, SAGTEC GROUP SDN BHD (1283508P) hereby accept the foregoing terms and conditions and the attached Standard Terms and Conditions and Specific Terms and Conditions in respect of the banking facilities offered, and we authorize the Bank to conduct credit checks on us with any credit reference agencies at any time and from time to time, and, I/we confirm that I/we has/have read and hereby consent to the terms of the Privacy Notice the Bank’s website

Authorised signatories for and on behalf of SAGTEC GROUP SDN BHD (1283508P).

/s/ NG CHEN LOK
Name:	NG CHEN LOK	Name:
NRIC No.:	870203-06-5701	NRIC No.:
Date:	23-07-2021	Date:

Rubber stamp of the Customer, SAGTEC GROUP SDN BHD (1283508P).

hbh

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

APPENDIX ONE

THE GENERAL TERMS AND CONDITIONS

A.	REPRESENTATIONS AND WARRANTIES

The Customer represents and warrants to the Bank that:

1.	the Customer has full legal right, authority, power and capacity to accept the facilities and to perform the terms in this Letter of Offer. In the event the Customer is a company, the Customer is a company duly incorporated and validly existing under the laws of Malaysia and has full power and authority to carry on its present business;

2.	the terms of this Letter of Offer constitute legal, valid and binding obligations enforceable against the Customer;

3.	all consents authorizations and approvals which are required or advisable to be obtained in connection with the acceptance, delivery, legality or enforceability of this Letter of Offer and the use of the facilities have been obtained and are in full force and effect;

4.	the Customer’s acceptance of this Letter of Offer and the performance of the terms in this Letter of offer will not contravene any law, regulation, order or decree of any governmental authority, agency or court to which the Customer is subject;

5.	the Customer is not in default under any agreement to which the Customer is a party or by which the Customer may be bound and no litigation arbitration or administrative proceedings are presently current or pending or threatened against the Customer;

6.	all information furnished by the Customer to the Bank in connection with the facilities are true and correct and there has been no omission which would render the information inaccurate or misleading;

7.	the Customer’s last audited accounts have been prepared in accordance with accounting principles and practices generally accepted in Malaysia and give a true and fair view of the Customer’s financial position as at that date; and

8.	there are no winding-up proceedings currently pending or threatened against the Customer.

B.	AFFIRMATIVE COVENANTS

During the tenor of the facilities the Customer will:

1.	carry out the Customer’s business diligently and efficiently and in accordance with sound financial practices;

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

2.	furnish to the Bank all information reasonably required by the Bank in relation to the Customer’s business and financial position;

3.	keep full, proper and up-to-date accounts and furnish to the Bank within one hundred and eighty (180) days from the end of each of the Customer’s financial year copies of the Customer’s balance sheet, profit and loss account and report audited and certified by a qualified independent auditor;

4.	keep and maintain the Customer’s present paid up share capital and any increases of the same;

5.	punctually pay and/or cause to be paid all rents rates taxes and all other outgoings payable in respect of the premises at which the Customer carry on business and properties which are security for the payment of the facilities;

6.	appoint from time to time only such auditor or firm of auditors acceptable to the Bank;

7.	notify the Bank of the occurrence of an Event of Default or of any event of default in relation to any of the Customer’s other indebtedness; and

8.	notify the Bank of any change in the Customer’s Board of Directors or its management or its major or controlling shareholders or partners.

C.	NEGATIVE COVENANTS

During the tenor of the facilities the Customer shall not, without the prior written consent of the Bank:

1.	add to, delete, vary or amend the Customer’s Memorandum and Articles of Association in any manner which would be inconsistent with the terms of this Letter of Offer;

2.	change the Customer’s financial year or the nature of the Customer’s business;

3.	sell, transfer, lease or otherwise dispose of a substantial part of the Customer’s capital assets or undertake or permit any merger, consolidation or reorganization;

4.	enter into any transaction with any person firm or company except in the ordinary course of business and at arm’s length commercial terms;

5.	decrease or alter the Customer’s authorized or issued capital or alter the structure of the same or the rights attached to the;

6.	change the Customer’s major or controlling shareholding or partnership structure;

7.	change in ownership of the Customer (if applicable);

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

8.	enter into joint ventures, profit sharing or royalty agreement;

9.	enter into any merger, consolidation or reorganization (if applicable); and

10.	enter into any management contract or similar arrangement where the business is managed by third parties.

D.	EVENT OF DEFAULT

Notwithstanding the facilities are to expire on the date stated in this Letter of offer before, the Bank shall have the right to accelerate any sums outstanding or terminate the facilities at any time with prior notice if one or more of the following events should occur to the Company:-

1.	the Customer fails to pay, when due, any sum of profit or principal or other sums of money due hereunder in accordance with the terms of this Letter of Offer; or

2.	the Customer is unable to pay its debts as and when they become due, or commits an act of bankruptcy; or

3.	a winding-up petition is presented against the Customer or a Receiver or Trustee is appointed to take possession of its properties, or any form of execution is levied or enforced upon any of its properties and is not discharged within seven (7) business days of it being levied or enforced; or

4.	there is a breach of any of the terms and conditions of these facilities; or

5.	default is made in payment of any monies whether principal or dividend payable under the provisions of this Letter of offer or any amendments in this Letter of offer or to this same; or

6.	the Customer fails to perform or observe any of the other provisions undertakings covenants or terms set out which is not capable of remedy, or which, being capable of remedy, is not remedied within fourteen (14) days or such other period as the Bank may decide after notice to the Customer requesting action to remedy the same; or

7.	any representation or warranty made or implied pursuant to any provision hereof or pursuant to any notice, opinion or certificate or other document delivered pursuant to the terms hereof or pursuant to any notice, opinion or certificate or other document delivered pursuant to the terms hereunder proves to have been incorrect or misleading in a particular deemed by the Bank to be material as of the date at which it was made or deemed to have been made; or

8.	the Customer ceases to carry on its business; or

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

9.	a petition shall be presented or an order be made or a resolution be passed for the Customer’s winding up or the Customer enters into liquidation whether compulsorily or voluntarily (otherwise than for the purpose of genuine amalgamation and reconstruction); or

10.	a trustee, custodian, Receiver and/or Manager of the Customer’s undertaking or properties or any part of the same shall be appointed other than by the Bank; or

11.	distress or execution or other process of a court of competent jurisdiction be levied upon or issued or threatened to be levied or issued against any of the Customer’s properties; or

12.	the Bank has reason to believe that the Customer is not carrying on its business and affairs in accordance with sound financial and commercial standards and practices; or

13.	any of the Customer’s other indebtedness becomes capable in accordance with the relevant terms of the same of being declared due prematurely by reason of a default or the Customer fails to make any payment in respect of the same on the due date for such payment or if due on demand when demanded or the security for any such indebtedness becomes enforceable; or

14.	the Customer enters into any compromise composition or scheme of arrangement with its creditors or any assignment for the benefit of creditors without the consent of the Bank; or

15.	any of the Customer’s directors, officers, managers, guarantors, agents or any other their spouses parents or children are directors or officers of the Bank or otherwise connected with the Bank or if there occurs any other breach of Section 57 of the Islamic Financial Services Act 2013 [Act 759] and BNM’s “Guidelines on Credit Transactions and Exposures with Connected Parties for Islamic Bank” and includes any replacement guidelines/specifications/circulars issued by BNM from time to time in connection therewith; or

16.	there occurs any event which in the sole opinion of the Bank amounts to a material adverse change in the Customer’s condition (financial or otherwise); or

17.	there is any change in the existing laws regulations policies or official directive of any governmental authority whether or not having the force of law which change would make it unlawful illegal or otherwise inappropriate, from the viewpoint of the Bank, for the Bank to continue to make available the facilities to the Customer; or

18.	the Bank is of the opinion that the facilities are not utilized for the purpose described herein this Letter of Offer; or

19.	the Customer commits any act of bankruptcy or any act which, would have amounted to an act of bankruptcy; or

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

20.	the Customer is unable to pay or suspends the payment of any debt or makes an assignment for the benefit of creditors or enters into any compromise composition or scheme of arrangement with its creditors or takes advantage of any insolvency law; or

21.	the Customer’s management is displaced or the conduct of the business of the Customer is curtailed by any seizure, vesting or intervention by or under the authority of a government or governmental body; or

22.	an event or events has or have occurred or a situation exists which could or might, in the opinion of the Bank, prejudice the Customer’s ability to perform its obligations hereunder in accordance with their respective terms or render the continuation of the facilities detrimental to the position of the Bank or otherwise undesirable; or

23.	the Customer dies or becomes insane.

E.	TERMS AND CONDITIONS TO THE FACILITIES

(1)	Tawarruq Term Financinq-i

1.	In accordance with the Shariah concept of Tawarruq, the Tawarruq Transaction as follows shall take place:

(i)	Pursuant to the Purchase Undertaking, the Bank will, at the request of the Customer, purchase the commodity from the commodity supplier at the Bank’s Purchase Price (which is equivalent to the facility amount);

(ii)	Pursuant to the Murabahah Sale Contract, the Bank will, at the request of the Customer, sell the Commodity to the Customer at the Bank’s Sale Price on deferred payment terms;

(iii)	Pursuant to the Letter of Agency, the Customer will appoint the Bank as agent to act for and on behalf of the Customer to sell and conclude the sale of the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (i) above, except where the sale is on random basis) at the Bank’s Purchase Price; and

(iv)	In accordance with the Letter of Agency, the Bank, acting as agent of the Customer, will sell the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (i) above, except where the sale is on random basis) at the Bank’s Purchase Price which is equivalent to the amount of the Facility. The proceeds from the sale will be made available to the Customer subject to the terms and conditions of the Facility.

(v)	Alternatively, the sale of commodity by the Bank to the Customer may be concluded by way of verbal contract, whereby:

(a)	the sale of commodity will be concluded verbally between the Bank and the Customer;

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

(b)	upon conclusion of the verbal murabahah sale transaction, the Bank will issue confirmation of murabahah sale transaction which will provide the agreed Bank’s Sale Price payable on deferred payment term; and

(c)	if the parties conclude the murabahah sale transaction by way of verbal contract, the parties are no longer required to enter into the Murabahah Sale Contract.

(2)	Tawarruq Cash line-i (CL-i)

1.	In accordance with the Shariah concept of Tawarruq, the Tawarruq Transaction as follows shall take place:

(i)	Pursuant to the Purchase Undertaking, the Bank will, at the request of the Customer, purchase the commodity from the commodity supplier at the Bank’s Purchase Price (which is equivalent to the facility amount);

(ii)	Pursuant to the Murabahah Sale Contract, the Bank will, at the request of the Customer, sell the Commodity to the Customer at the Bank’s Sale Price on deferred payment terms;

(iii)	Pursuant to the Letter of Agency, the Customer will appoint the Bank as agent to act for and on behalf of the Customer to sell and conclude the sale of the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (i) above, except where the sale is on random basis) at the Bank’s Purchase Price.

(iv)	In accordance with the Letter of Agency, the Bank, acting as agent of the Customer, will sell the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (i) above, except where the sale is on random basis) at the Bank’s Purchase Price which is equivalent to the amount of the Facility. The proceeds from the sale will be made available to the Customer subject to the terms and conditions of the Facility.

(v)	Alternatively, the sale of commodity by the Bank to the Customer may be concluded by way of verbal contract, whereby:

(a)	the sale of commodity will be concluded verbally between the Bank and the Customer;

(b)	upon conclusion of the verbal murabahah sale transaction, the Bank will issue confirmation of murabahah sale transaction which will provide the agreed Bank’s Sale Price payable on deferred payment term; and

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

(c)	if the parties conclude the murabahah sale transaction by way of verbal contract, the parties are no longer required to enter into the Murabahah Sale Contract.

2.	The Customer is to open a Current Account-i with the Bank for the purpose of operating the facility.

3.	Account is to be operated within the sanctioned limit. No excess over limit is allowed.

4.	The operation of Tawarruq Cash Line-i shall be governed by the prevailing Dishonored Cheque Information System Guidelines (DCHEQS) and any breach may render the account being re-designated as Special Account with no cheque book facilities by the Bank without any reference to you. In this respect, the Customer is to provide a statement to the Bank that the Customer is not on the current DCHEQS blacklist. In accordance with the provisions of DCHEQS guidelines issued by Bank Negara Malaysia from time to time, the Bank reserves the absolute right to recall the facility and to close any or all current accounts that have been blacklisted by DCHEQS.

5.	In the event that the Customer has been blacklisted by DCHEQS, the Bank reserves the absolute right to recall the Tawarruq Cash Line-i facility immediately without giving any further reference to the Customer.

6.	At any point of time the Bank has the discretion to liquidate the security deposit to recover any amount due. The dividend (if any) from the Security Deposit will be utilized to settle any outstanding amount payable to the Bank.

7.	The CL-i shall further be governed by such terms and conditions as may be prescribed by the Bank from time to time at the Bank’s absolute discretion subject to Shariah principles.

F.	CHANGES IN CIRCUMSTANCES

If, as a result of any changes in applicable law, regulation of regulatory requirement or in the interpretation or application of the same or if in compliance by the Bank with any applicable directions, request or requirement (whether or not having the force of law), will impose to the Bank any conditions, burdens or obligations, then the Bank’s commitment to make or maintain the facilities will end upon notice to the Customer of the happening of such event after becoming aware of the same. The Bank from time to time reserves the right to vary any of the terms and conditions stated here in accordance with Shariah principles.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

G.	CROSS DEFAULT

Cross default arises in any of the following:

1.	Any other indebtedness of the Customer whether with the Bank or with other financial entities or non-financial entities becomes payable or due prematurely, or becomes capable of being declared payable or due prematurely, by reason of a default by the Customer in its obligations with respect to that indebtedness; or

2.	The Customer fails to make any payment in respect of that indebtedness on the due date for such payment, or if due on demand when demanded; or

3.	Upon the security for any such indebtedness becoming enforceable; and

4.	The Bank shall be entitled to call an event of default in this Letter of Offer and pursue its remedies accordingly.

H.	DISCLOSURE OF INFORMATION

1.	The Customer hereby irrevocably authorize the Bank to disclose and circulate all relevant information relating to the Customer and any outstanding debt which may be due from the Customer to the Bank, if the Bank deems fit in the Bank’s absolute discretion to any person or persons, including a debt collection agent, for the purpose of the Bank’s recovery of the outstanding sums due.

2.	The Bank may disclose to any party or any persons who derives or may derives rights or obligations under or by reference to this Letter of Offer such information about the Customer and/or the security parties in relation to the facilities as shall have been made available to the Bank generally.

3.	The Customer hereby agrees that any branch, subsidiary or parent company of the Bank shall also be entitled to make disclose to the Customer and/or to the other branches, subsidiaries or parent company of the Bank.

4.	The Customer acknowledges and agrees that the permission given under this clause is for the purpose of Section 146 of the Islamic Financial Services Act 2013 [Act 759] and that no further consent from the Customer confirms that the Bank shall not be liable in any manner for disclosing or furnishing such information referred to in this clause.

I.	SEVERABILITY

Any term, condition, stipulation, provision, covenant or undertaking contained in this Letter of Offer which is illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof and any such illegality, prohibition or unenforceability in any jurisdiction shall not invalidate or render illegal, void or unenforceable any such term, condition, stipulation, provision, covenant or undertaking in any other jurisdiction.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

J.	WAIVER

No delay by the parties in this Letter of Offer in exercising nor any omission to exercise any right, power or remedy accruing to the Bank upon any default shall effect, impair or prejudice any right, power or remedy or be construed to be a waiver of the same or any acquiescence in such default, nor shall any action of the parties in respect of any default affect, impair or prejudice any right, power or remedy of the parties in respect of any subsequent default.

K.	GUARANTEE

Notwithstanding anything in this Letter of Offer contained, the fact that one or more of the above named guarantors may not have executed a guarantee in form and substances acceptable to the Bank, the guarantee when executed shall be binding and enforceable against each guarantor who executes the same.

L.	EVIDENCE OF AMOUNT DUE

In any legal action or proceedings relating to the facilities, a certificate of the Bank as to any amount due to it under the facilities shall, in the absence of manifest error, be conclusive evidence that such amount is in fact due and payable.

M.	NOTICE

1.	Any notice or communication may be in writing and may be delivered personally, by post, telex, cable or facsimile to the Customer at the address in this Letter of Offer stated. Proof of posting or dispatch of any notice or communication to the Customer shall be deemed to be proof of receipt:

(a)	if personally delivered, at the time of delivery or
(b)	if posted, on the second business day after posting or
(c)	in the case of telex or cable, on the business day immediately after transmission or
(d)	in the case of a facsimile, on the business day immediately after transmission provided that the Bank has received an answer back confirmation

2.	No change in the Customer’s address in this Letter of Offer stated however brought about shall be effective or binding on the Bank unless actual notice of the change of address has been received by the Bank.

N.	NO MATERIAL ADVERSE CHANGES

The Customer represents and warrants to and undertakes with the Bank that there are no extraordinary circumstances or change of law or other governmental action or material adverse change in the Customer’s financial position or operating environment or management or other conditions shall have occurred or continuing which is in the opinion of the Bank (which opinion shall be final and binding) would affect or prejudice the Customer’s ability to fully perform and discharge the Customer’s obligations hereunder.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

O.	TRANSFER OF SECURITY

1.	The Bank shall be at liberty at any time with or without the concurrence of and with notice to the Customer to assign/transfer all its rights title or interest under the facilities, and the costs and expenses of the Bank and the assignee/transferee of an incidental to such assignment/transfer shall be paid by the Bank.

2.	The Customer may not assign or transfer any of its rights or obligations under the facilities without the prior written consent of the Bank.

P.	TAX

1.	Any sum set out in the Letter of Offer shall be exclusive of any Sales and Services Tax or tax of similar nature (“Tax”).

2.	If one party (“Vendor”) is required by the terms of the Letter of Offer to make a supply to the other (“other party”) such supply shall be made without any charge of Tax. Where such Tax is required by law to be paid by the Vendor, the other party shall pay the Tax on demand to the Vendor. The Vendor shall provide the other party with the valid Tax invoice.

Q.	WHISTLE-BLOWING & BUSINESS ETHICS

(a)	Upon having knowledge of any director, officer or employee of the Bank, directly or indirectly, asking for or receiving from you or your Affiliates, any Gratification in relation to this assignment (whether for his/her own personal benefit or advantage or for the benefit or advantage of any other person, whether before, during or after the term of this financing), kindly immediately inform the Group Chief Compliance Officer of the Bank or email to whistle_blowing@affinislamic.com.my of the same.

(b)	You undertake that neither you nor your Affiliate nor anyone acting on your direction or authority shall (whether before, during or after this assignment, directly or indirectly, give or offer, or agree to give or offer, any Gratification as an inducement or reward to any director, officer, employee or agent of the Bank) for doing or refrain from doing or showing favor or disfavor to any person, in relation to this assignment.

(c)	In the event there is evidence that you or your Affiliate or anyone acting under your direction or authority is in breach of clause (a) or (b), the Bank may terminate this assignment (without prejudice to the Bank’s other rights remedies under the law) by giving written notice to you. Upon such termination, Bank shall be entitled to claim all losses, costs, damages and expenses including any incidental costs and expenses arising from such termination from you.

(d)	Subject to any regulatory permitted disclosures or other clauses allowing disclosure in this assignment, the Bank shall keep confidential any information disclosed or received including the identity of the person giving the information and all the circumstances relating to the information.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

(e)	You shall also whistle-blow in the event of any malpractice or wrong-doing by any staff, contractors, vendors, 3rd parties or agents of the Bank. Kindly refer to the Bank’s Whistleblowing Policy in www.affinislamic.com.my for compliance purposes.

(f)	(i)	‘Affiliate’ means in relation to you, any person or entity owned and controlled directly or indirectly by you, or any person or entity that controls you directly or indirectly in any way whatsoever.

(ii)	‘Gratification’ includes any gift, money, property or thing of value or any service, favor or other thing of value, or any service, favor or other intangible benefit or consideration of any kind, or any other similar advantage.

(g)	You shall demonstrate a high standard of ethical conduct and professionalism in order to safeguard the Bank’s good name by taking all necessary safeguards and precautions to alert the commission of any unethical action including any appearance or impression to such effect.

R.	CREDIT STUDY SERVICES (not applicable for SME)

1.	The Customer acknowledges that, in the course of providing the Facility to the Customer, the Bank may from time to time needs to ensure creditworthiness of the Customer at that point of time is or remains acceptable to the Bank. For such purposes, the Customer shall appoint the Bank to perform the Credit Study (as defined below) or shall provide a credit study report from an independent third party institution or professional body acceptable to the Bank.

2.	The Bank shall have the right to determine the events upon which Credit Study on the Customer is required. Such events include, without limitation, the following: -

a)	upon annual review;

b)	when the need to vary the terms and conditions of the Facility arises based on a request from the Customer, or the need of the Bank, or

c)	in any other event which the Bank determines that the Credit Study is required.

3.	The fees payable to the Bank for performing the Credit Study shall be mutually agreed upon by the parties through a letter to be issued by the Bank. Payment of the fees by the Customer shall be deemed as its acceptance of the fees payable in performing the Credit Study by the Bank.

“Credit Study” means the process of identifying the creditworthiness of the Customer and/or Security Party and their ability to honour and continue to honour obligations under the Facility Agreement. Such process includes the following:

a)	assessment on the Customer’s financial standing to check whether there is any material changes which may affect its creditworthiness and whether the interests of the Bank under the Facility Agreement remain intact;

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

b)	assessment on latest industry or business outlook that could affect the Customer’s financial standing;

c)	performing financial analysis, company’s analysis, market study, or cash flow analysis;

d)	calculating the Customer’s capacity in servicing its financial obligations under the Facility Agreement; or

e)	recommending whether the Customer’s applications/ requests shall be approved subject to certain conditions or rejected on the basis of specific reasons.

S.	PRIVACY CLAUSE

CONSENT

The Customer/Company (“Customer”) hereby irrevocably consents and authorises, and confirms that it has duly obtained its subsidiaries, directors, shareholders, officers, guarantors and/or any other relevant person’s consent and authority, for AFFIN Bank Berhad Group (“ABB Group”) (as defined in the Privacy Notice) to:

a)	use the information of the Customer and its subsidiaries, directors, shareholders, officers, guarantors and/or such other relevant persons in accordance with the relevant terms and conditions and for the purpose(s) contemplated in this Letter of Offer;

b)	carry out the necessary reference checks, including but not limited to credit reference/reporting checks, to further ascertain the details and status of the Customer and its subsidiaries, directors, shareholders, officers, guarantors and/or such other relevant persons; and

c)	provide the Customer, its subsidiaries, directors, shareholders, officers, guarantors and/or relevant persons with information on AFFIN Bank Berhad Group (“ABB Group”) products, services and/or offers (inclusive of the products, services and offers of entities within “ABB Group”) which may be of interest and/or financial benefit to them, at “ABB Group” sole discretion without further reference to the Customer, its subsidiaries, the directors, its shareholders, officers, guarantors and/or relevant persons, for the duration that these terms and conditions are in force. The Customer agrees to undertake the responsibility to update “ABB Group” in writing should there be any change to the personal and financial information relating to the Customer, its subsidiaries, directors, shareholders, officers, guarantors and/or relevant persons. Should the directors, shareholders, officers, guarantors and/or relevant persons withdraw their consent for “ABB Group” to use and/or process their information during the tenure of these terms and conditions, except where it relates to the last item above, the Customer agrees that “ABB Group” shall have the right to terminate this facility at its sole discretion.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

T.	COMPLIANCE WITH LAW

You expressly expressly agree to comply with all statutes, by-laws, guidelines and regulations (whether or not having the force of law) in Malaysia and shall ensure continued compliance with such regulations for the duration of the Facility. You shall also ensure, arrange, coordinate, manage and obtain all the necessary consents, licenses, exemptions, approvals or authorisations required as may be required by any applicable law, regulation or directive required by you in order to enable you / them to perform your / their respective obligations in connection with the execution, performance, validity or enforceability of these Standard Terms and Conditions, and where applicable, the guarantee and the security documents.

U.	CHANGE IN CONSTITUTION

All security(ies), agreement(s), obligation(s) given or undertaken by the you shall continue to be valid and binding notwithstanding your death, bankruptcy or mental incapacity, or any change in the constitution of the Bank by amalgamation, consolidation, reconstruction, new shareholding or otherwise.

V.	ISLAMIC FINANCIAL SERVICES ACT 2013

1.	General

The parties in this Letter of Offer shall comply with the provisions of the Islamic Financial Services Act 2013 and all guidance, standards, prescriptions, regulations issued or to be issued by BNM at any time and from time to time.

2.	Disclosure

The Customer consents to the disclosure of any documents and information relating to his accounts or affairs to the Bank, its officers and agents and to all such persons and for all such purposes as set out in the relevant Sections of IFSA.

3.	Connected parties

The approval and utilization of the Facility in this Letter of Offer shall be subjected to the “Guidelines on Credit Transactions and Exposures with Connected Parties for Islamic Bank” and/or any other applicable guidance, standards or prescriptions issued or to be issued by BNM with respect to the same. Breach of the same shall be an event of default under this Agreement.

W.	FOREIGN EXCHANGE ADMINISTRATION (FEA)

1.	Wherever applicable, Customer shall comply with the Notices on Foreign Exchange Administration Rules (Foreign Exchange Administration Rules) issued by Bank Negara Malaysia (BNM) in respect of any transactions, including overseas transactions.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

2.	Customer authorises the Bank to take any steps to comply with the relevant and prevailing Foreign Exchange Administration Rules and any rules issued by Bank Negara Malaysia from time to time in respect of any transactions. Where applicable, the Customer shall comply with the prevailing Foreign Exchange Administration Rules issued by Bank Negara Malaysia and usage of card issued by the Bank within the limits and provisions imposed by Bank Negara Malaysia as the ‘Exchange Control Authority’.

X.	PARTNERSHIPS

1.	Where the Facility(ies) are being offered to partnerships, the Customers jointly agree as follows:

(a)	Liability to be Joint and Several

All agreements, obligations, liabilities, representations, warranties and undertakings of the Customers are agreed to be joint and several and shall be construed accordingly.

(b)	Cross Default

Cross default arises in any of the following :

(i)	Any other indebtedness of the Customer whether with the Customer or with other financial entities or non-financial entities becomes payable or due prematurely, or becomes capable of being declared payable or due prematurely, by reason of a default by the Customer in its obligations with respect to that indebtedness; or

(ii)	The Customer fails to make any payment in respect of that Indebtedness on the due date for such payment, or if due on demand when demanded; or

(iii)	Upon the security for any such indebtedness becoming enforceable; then the Bank shall be entitled to call an event of default in this Letter of Offer and pursue its remedies accordingly.

Y.	VARIATION OF TERMS

Subject to Shariah principles, it is expressly agreed and declared by the parties to this Letter of Offer that notwithstanding any of the provisions of this Letter of Offer to the contrary, the provisions and terms of this Letter of Offer may at any time and from time to time be varied or amended by means of letters or such other means as the parties may mutually agree from time to time and thereupon such amendments and variations shall be deemed to have been amended or varied accordingly and shall be read and construed as if such amendments and variations have been incorporated in and had formed part of this Letter of Offer at the time of execution hereof.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

Z.	NOTICES

1.	Any demand, request, notice or other communication (collectively referred to as (“Notices”) by or on behalf of the Bank or the Customer shall be in writing.

2.	Notices may be given or made by post, telegram, facsimile, personal delivery or such other mode as may be allowed by the Bank. Notices shall be issued by or on behalf of the Bank (including computer generated notices / statements that do not require any signature) to the Customer at the Customer’s address, facsimile number or electronic mail address as stated in the Letter of Offer or the last known address, facsimile number or electronic mail address notified by the Customer in writing. The Notices are deemed delivered to the Customer:

(i)	in the case of post, two days after the date of posting;

(ii)	in the case of telegram, on the Business Day following the date of despatch. For this clause, “Business Day” is defined as a day (other than Saturday, Sunday and public holidays) on which the Bank is open in Kuala Lumpur and, if applicable, the state where the place of business of the Bank is located for transaction of business of the nature required or contemplated by the Letter of Offer;

(iii)	in the case of facsimile on the day of transmission;

(iv)	in the case of electronic mail, on the day of transmission provided that the Bank has not received a failed or undeliverable message from the host provider of the recipient within the day of transmission;

(v)	in the case of personal delivery, at the time of delivery.

3.	Notices by the Customer to the Bank shall be duly signed by the Customer or where permitted by the Bank, by the Customer’s duly authorised signatory and served on the Bank at the address or facsimile number as notified in writing by the Bank from time to time. Notices are deemed received by the Bank upon actual receipt of the same except:

(i)	in the case of Notices sent by facsimile after 5.00p.m., such notices shall be deemed received by the Bank on the next Business Day;

(ii)	and where it is deemed necessary by the Bank to verify the Customer’s identity or the source of the Notices, the Customer may be required to deliver at the Customer’s own cost to the Bank such documentary evidence (including the actual or original Notices) as may be required by the Bank. Where such verification is required by the Bank, the Notices are deemed received by the Bank only upon receipt by the Bank of such additional documentary evidence requested by it.

4.	All facsimile Notices should be followed by the original Notice to be delivered by post or by hand, but any delay or failure by the Bank to receive the original Notice shall not affect the validity of any act or omission by the Bank taken in reliance on the facsimile Notice.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

AA.	INDEPENDENT PAYMENT OBLIGATIONS

The Customer expressly agrees and declares that each of the Customer’s obligations to pay or to repay under any of the provisions of the Letter of Offer, these Standard Terms and Conditions and the Specific Terms and Conditions, or where appropriate, any of the security documents constitute separate and independent obligations, shall give rise to separate and independent causes of action, shall apply irrespective of any waiver or indulgence granted by the Bank in respect of any other obligation, shall remain in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of some other obligation and may be relied upon and enforced by the Bank independently of or simultaneously with or without having to commence any other action under such obligations or under any of the security documents or having first exhausted any remedy or having first sold or disposed of any assets, properties or undertaking which may be provided as security to the Bank from time to time.

BB.	INDEMNITY

Without prejudice to the foregoing terms and provisions and in addition and without prejudice to any other powers, rights and remedies which the Bank may be entitled to, the Customer shall indemnify the Bank and hold the Bank harmless from and against any losses, damages and expenses, whatsoever, legal or otherwise, (including but not limited to all legal costs incurred by the Bank on a solicitor and client basis) which the Bank may sustain, suffer or incur as a consequence of any default in the payment of the Facility(ies) and profit on the same or any portion of the same, or any other amounts payable hereunder or under the guarantee and / or the security documents, or on account of the non- observance of all or any of the terms stipulations agreements and provisions on the part of the Customer or any security party and / or guarantor contained in this Letter of offer or under the security documents, and such losses, damages and expenses shall include but not be limited to such amount as the Bank shall certify (such certification being accompanied by the basis and calculation of such amount and being conclusive and binding upon the Customer save for any manifest error).

CC.	UNDERTAKINGS

1.	POSITIVE UNDERTAKINGS

The Customer undertakes in favour of the Bank that:

(a)	the Customer expressly agrees to comply with all statutes, by-laws, guidelines and regulations (whether or not having the force of law) in Malaysia and shall ensure continued compliance with such regulations for the duration of the Facility(ies). The Customer shall, and shall cause and procure each guarantor and security party to, ensure, arrange, coordinate, manage and obtain and promptly renew from time to time all authorisations, registrations, filings, approvals, consents, licenses and exemptions as may be required under any applicable law, regulation or directive to enable them to perform their respective obligations under the Letter of Offer, these Standard Terms and Conditions, the Specific Terms and Conditions and / or the security documents (as the case may be), or which are required for the validity and enforceability of the Letter of Offer, these Standard Terms and Conditions, the Specific Terms and Conditions and / or the security documents (as the case may be);

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

(b)	the Customer shall give the Bank written notice of any event of default under the Letter of Offer, under these Standard Terms and Conditions, under the Specific Terms and Conditions and under any other existing indebtedness of the Customer within three (3) Business Days of it becoming aware of the occurrence of the same. For the purpose of this clause, “Business Day” is defined as a day (other than Saturday, Sunday and public holidays) on which the Bank is open in Kuala Lumpur and, if applicable, in the state where the place of business of the Bank is located for transaction of business of the nature required or contemplated by the Letter of Offer;

(c)	the Customer will carry out its business diligently and efficiently and in accordance with sound financial practices;

(d)	the Customer shall keep full, proper and up-to-date accounts and furnish to the Bank within six (6) months from the end of each of its financial year copies of its balance sheet, profit and loss account and report, audited and duly certified by a qualified independent auditor;

(e)	whenever requested by the Bank, the Customer shall furnish to the Bank within sixty (60) days from the end of each quarter year of each of its financial year (where applicable) its financial accounts duly certified by a responsible officer and in a format acceptable to the Bank;

(f)	whenever requested by the Bank, the Customer shall furnish to the Bank all information reasonably required by the Bank in relation to the following:

(i)	the business of the Customer; and
(ii)	the Customer’s financial position; and

(g)	the Customer shall ensure that the guarantor(s) or any security party(ies) (in the case where the guarantor(s) or any security party(ies) is a body corporate) does not permit any form of merger, reconstruction, consolidation or amalgamation by way of a scheme of arrangement or otherwise or approve, permit any transfer of any part of its issued capital;

(h)	the Customer shall ensure that the guarantor(s) or any security party(ies) (in the case where the guarantor(s) or any security party(ies) is a body corporate), does not pass any resolution or make any application for it to be placed under judicial management;

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

(i)	and the Customer shall ensure that the guarantor(s) or any security party(ies) (in the case where the guarantor(s) or any security party(ies) is a body corporate), does not propose to enter into or permit the entry of any arrangement or composition (voluntary or otherwise) with any of its creditors.

2.	NEGATIVE UNDERTAKINGS

The Customer undertakes in favour of the Bank that, it shall not without obtaining the prior written consent of the Bank (which consent shall not be unreasonably withheld):-

(a)	add to, delete, vary or amend the Articles of Partnership (if a partnership) of the Customer in any manner which would be inconsistent with the terms of the Letter of Offer, these Standard Terms and Conditions and the Specific Terms and Conditions;

(b)	change the nature of its business;

(c)	enter into any transaction with any person firm or company except in the ordinary course of business and on arm’s length commercial terms;

(d)	other than in its normal course of business and on arms-length basis, enter into any partnership, profit-sharing or royalty agreement whereby the income of the Customer or its profits are, or might be, shared with any other person, firm or company or enter into any management contract or similar arrangement whereby the business of the Customer or its operations are managed by any other person, firm or company;

(e)	finance or make advances (other than in the normal course of business) to any person;

(f)	create or permit to subsist any further mortgage, charge, pledge, lien, right of setoff, caveats and any security interests of any nature (“Security Interest”) over any part of the properties, assets, business or undertaking (both present or future) of the Customer or, where applicable, of any security party which has been charged or is offered as security to the Bank from time to time, except:

(i)	liens arising by operation of law, and securing obligations not more than 30 days overdue;

(ii)	liens or rights of set off arising in the normal course of trading relating to liabilities the aggregate amount of which is in the opinion of the Bank (which opinion shall be final and binding upon the Customer) is not material; and

(iii)	Security Interest which may be consented to by the Bank in writing from time to time.

For the purposes of this paragraph, the expression “assets” includes but is not limited to any revenues and property moveable and immoveable of any kind.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

DD.	GOVERNING LAW

1.	Guidelines on Dishonoured Cheques Information System (DCHEQS Guidelines)

In accordance with the provisions of the DCHEQS Guidelines issued by Bank Negara Malaysia from time to time, the Bank reserves the right to close any or all current accounts once the Customer has been listed as a frequent issuer of dishonoured cheques on DCHEQS.

2.	Direction to Financial Institutions (BNM/RH/CIR000-2)

The Bank shall comply with the regulation as set out by Bank Negara Malaysia and will act accordingly to the law and regulation to protect both the Customer’s and the Bank’s interest.

3.	Foreign Account Tax Compliance Act

FATCA is being implemented through a combination of U.S. Treasury Regulations and government-to-government agreements (also known as Intergovernmental Agreements or IGAs) which requires Financial Institutions outside the U.S. to provide information regarding their customers who are U.S. Persons to the U.S. Internal Revenue Service (“U.S. IRS”). Affin Bank Berhad (“the Bank”) and its related companies and affiliates are subject to and required to, or have agreed to comply with FATCA (“FATCA Reporting Requirement”). In view of this, the Bank is required to collect information about each of its customers under the FATCA Reporting Requirement. If you are a U.S. Person, we may need to furnish the Inland Revenue Board of Malaysia (“IRBM”) your account information, which may then be shared with the U.S. IRS.

4.	Common Reporting Standard of Financial Account Information in Tax Matters

Under the CRS developed by the Organisation for Economic Co-operation and Development (“OECD”), governments agree to exchange information automatically with one another on tax residents maintaining financial accounts in each other’s jurisdictions. The Income Tax (Automatic Exchange of Financial Account Information) Rules 2016 (“CRS Rules”) issued by the Ministry of Finance Malaysia on 19 December 2016 which came into operation on 1 January 2017 requires every Reporting Financial Institution to identify Reportable Account maintained by the Reporting Financial Institution by applying the due diligence procedures as specified in the OECD CRS. The Bank and its related companies and affiliates are required to comply with the CRS Rules (“CRS Reporting Requirement”).

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

In view of this, the Bank is required to collect information about your tax residence(s) under applicable tax regulations. If you are not a tax resident of Malaysia, we may need to furnish the IRBM your account information, which may then be shared with other tax authorities of the CRS participating jurisdiction.

Each jurisdiction has its own rules for defining tax residence, and jurisdictions have provided information on how to determine if you are resident in a jurisdiction on the following website:

http://www.oecd.orq/tax/automatic-exchanqe/crs-implementationandassistance/tax-residency/

As a Financial Institution, we are not allowed to give tax advice. Please consult your tax adviser if you require assistance in determining your tax residence(s).

EE.	OTHER TERMS AND CONDITIONS

1.	No divestment of shares by the existing major shareholders without the Bank’s prior written consent.

2.	No dividends are to be declared without the Bank’s prior written consent.

3.	Submission of half-yearly management account within 60 days of reporting date.

4.	The Customer is required to keep the Bank informed in writing within 30 days of any developments which may change the course of the company’s normal business operations during the tenure of the facilities.

5.	All legal procedures, if any, in securing the facilities are to be handled by a firm of solicitors on the Bank’s panel and legal fees and expenses in connection or incidental to the granting of these facilities including stamping fees, solicitor’s fees on a solicitor and client basis shall be borne by the Customer.

6.	The Bank has the right to set-off all available balance in the Customer’s accounts including current account, investment account and other accounts towards the settlement of any banking facilities granted by the Bank.

7.	Subject to Shariah principles, the Bank reserves the right to vary or impose additional terms and conditions to meet its internal policy guidelines to comply with any guidelines introduced by the Bank Negara Malaysia or any relevant authorities from time to time.

8.	That the Customer shall be liable to pay all fees and expenses including the Bank’s solicitor’s fee (on a solicitor - client basis) if any money granted to the Customer shall be required to be recovered by any process of law or by our solicitors.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

9.	All banking facilities are granted conditional upon the Customer conducting the account satisfactorily within the limit at all times. Notwithstanding the above, the Bank reserves the right to review, recall, cancel or change the terms and conditions as and when the Bank deems it necessary at its absolute discretion subject to Shariah principles irrespective of whether the same is made before or after this offer.

10.	The Bank is authorized to deduct the installment, takaful payment/insurance premium, and other miscellaneous expenses due pertaining to the financing facility from the Customer’s current/savings account, at any time deemed fit by the Bank notwithstanding any terms and conditions contained in any security documents regarding payment of the financing facility and without prejudice to the Bank’s right under the security documents.

11.	The Customer is required to give one (1) month notice in writing to the Bank if the Customer desires to settle the facility in full or partially in a manner other than as provided for in the payment schedule, otherwise, the Bank shall have the right to factor in such associated costs or charges in the exercise price formula under the respective purchase undertaking accordingly or in reducing the ibra’ amount, whichever applicable. Prepayment, if any shall be in multiples of the installment amount.

12.	The Bank has the right to appoint valuers from the Bank’s panel, the cost to be debited from your account with the Bank.

13.	In compliance with Section 57 of the Islamic Financial Services Act 2013 [Act 759] and BNM’s “Guidelines on Credit Transactions and Exposures with Connected Parties for Islamic Bank” and includes any replacement guidelines/specifications/circulars issued by BNM from time to time in connection therewith, the approval and operation or utilization from time to time of such facilities are strictly subject to:

(a)	neither the Customer nor any of the Customer’s partners/directors/shareholders/managers or agents of the Customer or guarantors under the facilities is/are directly related to any directors, officers, or employees of the Bank currently or any time in the future, either as parent, spouse, or child;

(b)	the Bank reserves the right to recall the facilities under such circumstances; and

(c)	the Customer undertakes to advise the Bank immediately if any of the above relationship is established or discovered at any time.

14.	The Customer is to submit extract of minutes of the Directors’ Resolution and Board of Directors’ meetings (duly certified by the Company’s Secretary) to the Bank within 30 days of such meetings with regards to any of the following:-

(a)	a significant change in the business direction,

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

(b)	any changes in key senior management personnel and the composition of the board of directors, and

(c)	notice of litigation by third parties.

Save as aforesaid, the Bank’s consent needs to be obtained for any of the changes below mentioned;

(a)	a change in the shareholders and the respective shareholdings;

(b)	the procurement of any additional credit; and

(c)	acquisition of assets approved by any relevant authorities.

15.	The Bank has the right to conduct visits to the Customer’s premises to verify the on-going nature of the business and to inspect the books of your company, for the purpose of developing a good banker-customer relationship. The Customer undertakes to extend the utmost co-operation by providing full disclosure of records and all relevant information affecting the operations of the business.

16.	The Trade Financing facilities are subject to periodical review and recallable on demand and its utilization are subject to the Bank’s standard terms and conditions under the Trade Financing facilities.

17.	Any other terms and conditions as may be required by the Bank from time to time subject to Shariah principles shall apply and binding.

18.	Any decision or conclusion related to the Shariah matters pronounced and/or made by the Bank’s Shariah Committee, the Shariah Advisory Council of BNM and/or any related bodies will absolutely bind customer for past, present and future agreement/s.

19.	That the terms and conditions in this Letter of offer contained are not exhaustive and that this Letter of Offer when accepted forms a provisional agreement until a fully legalized agreement drawn up by the Bank’s panel solicitors has been duly executed. On such signing the terms and condition in this Letter of offer contained shall be part of the agreement and/or any relevant security documents whether express in the same or otherwise.

20.	The facilities are to be utilized for activities that are in line with Shariah principles and the goods (if any) must be “halal” goods only.

21.	The Customer is to execute to the Bank a Letter of Authority to debit the Customer’s account with the Bank for the recovery of the monthly Installments and miscellaneous expenses.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

22.	Without prejudice to the foregoing terms and provisions and in addition and without prejudice to any other powers, rights and remedies which the Bank may be entitled to, you shall indemnify the Bank and hold the Bank harmless from and against any losses, damages and expenses, whatsoever, legal or otherwise (including but not limited to all legal costs incurred by the Bank on a solicitor and client basis) which the Bank may sustain, suffer or incur as a consequence of any default in the payment of the facilities on the same or any portion of the same, or any other amounts payable hereunder or on account of the non-observance of all or/any terms stipulations agreements and provisions on the Customer’s part and such losses, damages and expenses shall include but not limited to such amount as the Bank shall certify (such certification being accompanied by the basis and calculation of such amount and being conclusive and binding upon the Customer save for any manifest error).

23.	It is agreed and declared by the parties to this Letter of Offer that notwithstanding any of the provisions of this Letter of Offer to the contrary, any provision or term of this Letter of Offer may at any time and from time to time be varied or amended subject to Shariah principles by means of a notice to the Customer given in accordance with the provision of this Letter of Offer and such variation and amendment shall thereupon become effective and the relevant provisions of this Letter of Offer shall be deemed to have varied or amended accordingly and shall be read and construed as if such variation and amendment has been incorporated in and has formed part of this Letter of Offer at the time of execution hereof.

24.	If any of the terms and conditions of this Letter of Offer contradicts with any terms and conditions in the security documents, the terms stipulated in the security documents shall prevail.

25.	If any of the provisions of this Letter of Offer becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

26.	The Bank reserves the right in particular to terminate the relationship should there be, in the Bank’s opinion, a material adverse change in the circumstances, financial or otherwise. Notwithstanding the above, the indebtedness under the facilities are payable on demand and the liability in the same under shall remain continuing until full settlement.

27.	The Customer agrees and confirms that the continued utilization of the Facility(ies) here are strictly conditional upon its compliance and the compliance of its security parties with the provision of the Limited Liability Partnership Act 2012 and all its regulations issue there under.

Commercial Financing (Companies) – Letter of Offer

Customer: SAGTEC GROUP SDN BHD (1283508P)) Ref. No. : SDS/2021/BC-TTDI/32362/ABY Date : 16 July 2021

28.	In addition, in the event of default and the financing turns to Impaired Financing (Non-Performing Financing) status, the Bank may at its sole and absolute discretion (but not obliged to) without notice to you, exercise its option of cancelling the Takaful Coverage and recover the policy cash / surrender value to reduce the outstanding balance of the said financing.

29.	In the event of claim, all benefits payable under the Takaful coverage taken up will be made directly to the Bank and will be first used to offset any outstanding Facility due to the Bank. The remaining benefits (if any, after the set-off) will be payable to you or your estate (as the case may be).

FF.	SHARIAH COMPLIANCE

1.	The Customer agrees and confirms that this Facility and any transaction entered into pursuant to this Facility are subject to and in conformity with Shariah principles, as ascertained by the Shariah Advisory Council (SAC) of

Bank Negara Malaysia and/or any other authority having jurisdiction over the Bank.

2.	Where in any proceedings relating to this Facility and any transaction entered into pursuant to this Facility before any court or arbitrator any question arises concerning a Shariah matter, the court or the arbitrator, as the case maybe shall:

a)	take into consideration any published rulings of the SAC; or
b)	refer such question to the SAC for its ruling.

3.	Any such rulings made by the SAC shall be final and binding among the Customer and the Bank and the court or arbitrator making a reference to the SAC.

4.	If at any time before or during this Facility and any transaction entered into pursuant to this Facility, it is discovered or it has come to the attention of the Customer and the Bank that any aspect or part/portion of this Facility, is likely to infringe any Shariah principles, guidelines, specifications, standards or circulars, the Customer and the Bank agree that the relevant provision and/or term shall be amended/varied for compliance purpose. The amendment or variation is to such extent as is necessary to be in conformity with Shariah principles, guidelines, specifications, standards or circulars. The Bank shall be entitled to issue such amendments or variations by giving the requisite twenty one (21) calendar days’ notice to the Customer.

5.	The Customer agrees that the Indebtedness arising from the Customer’s utilization of the Facility shall remain intact and owing and shall not in any way or manner be affected adversely by any Shariah ruling as above.

- END -

Commercial Financing (Companies) – Letter of Offer

LETTER OF SET- OFF

(First/Third party)

Between

THE PERSON NAMED IN SECTION 2 OF THE FIRST SCHEDULE

(as the “Chargor”)

And

AFFIN ISLAMIC BANK BERHAD

(as the “Bank”)

SOLICITORS

M/s. Manjit Singh Sachdev, Mohammad Radzi & Partners
Advocates & Solicitors

No. 1, 11th Floor, Wisma Havela Thakardas,
Jalan Tiong Nam, Off Jalan Raja Laut,
50350 Kuala Lumpur.

Tel : 03-2698 7533 Fax: 03-2692 0057

E-mail: manjs@mssmr.com

[File Ref: 204044/21/MS/ZU/REIN/AIBB/LDNT(e)]

DS_1 SP (Pin 1/2017)

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

SIJIL SETEM

ASAL

STAMP CERTIFICATE

(Sila lekatkan sijil setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp certificate to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	FPX TRANSACTIONS
No. Adjudikasi *Adjudication No.*	T01BEA320AXW019 (SALINAN 1/2)
Jenis Surat Cara *Type Of Instrument*	LETTER OF SET-OFF (FIRST/THIRD PARTY) BUKAN SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	30/08/2021
Balasan *Consideration*	RM 825,000.00
Duti Setem Dibayar Ke atas Surat Cara Utama *Stamps Duty paid on Principal Instrument*	RM 4,125.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
AFFIN ISLAMIC BANK BERHAD, NO SYARIKAT 200501027372 (709506-V)

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
SAGTEC GROUP SDN. BHD., NO SYARIKAT 201801021489 (1283508-P)

Butiran Harta / Suratcara *Property / Instrument Description*
SIMPANAN TETAP

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Sijil Setem *Stamp Certificate No.*	W0190A219729782
Tarikh Penyeteman *Date of Stamping*	06/09/2021
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 10.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 10.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 12

LEMBAGA HASIL DALAM NEGERI — LHDN MALAYSIA

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date : 06/09/2021 05:16:48*

Pengesahan ketulenan Sijil Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Certificate can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

--- *tamat/end* ---

LEMBAGA HASIL DALAM NEGERI MALAYSIA CAWANGAN KUALA LUMPUR BANDAR TINGKAT 3,4,6,7,10,15 DAN 17, MENARA OLYMPIA NO.8, JALAN RAJA CHULAN 50200 KUALA LUMPUR WILAYAH PERSEKUTUAN KUALA LUMPUR	Telefon : 03-2059 3600 Fax: 03 2059 3600 www.hasil.gov.my

Bil Surat Tuan :

204044/21/MS/ZU/REIN/AIBB/LDNT(E)

Tetuan/Tuan/Puan

SAGTEC GROUP SDN. BHD.

10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara,

52200 Kuala Lumpur

Wilayah Persekutuan Kuala Lumpur

Nombor Adjudikasi: T01BEA320AXW019	Tarikh: 06/09/2021

Tuan,

NOTIS TAKSIRAN SEKURITI (DUTI AD VALOREM)

Jenis Surat Cara: LETTER OF SET-OFF (FIRST/THIRD PARTY)

Permohonan tuan bertarikh 30/08/2021 di bawah Seksyen 36, Akta Setem 1949 dirujuk.

2.	Dimaklumkan duti sebanyak RM 30.00 kena dibayar mengikut pengiraan seperti lampiran.

3.	Sila jelaskan duti tersebut selewat-lewatnya pada 06/10/2021. Bayaran boleh dibuat kepada Pemungut Duti Setem:

a)	Secara elektronik melalui Financial Process Exchange (FPX) atau
b)	Di kaunter Pejabat Setem / Pusat Khidmat Hasil secara:

● Bank Deraf atau

● Cek Akaun Anak Guam atau

● Kiriman Wang atau

● Wang Pos atau

● Tunai

4.	Kelewatan membayar duti boleh dikenakan penalti di bawah Seksyen 47A, Akta Setem 1949.

Sekian, terima kasih.

“BERKHIDMAT UNTUK NEGARA”

“BERSAMA MEMBANGUN NEGARA”

PEMUNGUT DUTI SETEM LHDNM

Cetakan komputer ini tidak memerlukan tandatangan.

No Adjudikasi:T01BEA320AXW019	Lampiran

PENGIRAAN DUTI YANG DIKENAKAN (SUBSIDIARI)
Bhg. A: Sekuriti
(a) Jumlah Pinjaman / Bayaran	RM	825,000.00
Bhg. B: Duti yang dikenakan
(b) Duti yang dikenakan ke atas (a)	RM	10.00
(c) Tolak amaun duti yang diremitkan / dikecualikan	RM	0.00
(d) Duti yang dikenakan	RM	10.00
(e) Penalti yang dikenakan**	RM	0.00
(f) Salinan	RM	20.00
(g) Jumlah besar duti yang kena dibayar	RM	30.00

** Penalti

Sesuatu dokumen hendaklah disetemkan dalam tempoh 30 hari dari tarikh ianya disempurnakan dalam Malaysia atau dalam tempoh 30 hari selepas la diterima dalam Malaysia sekiranya la disempurnakan diluar Malaysia. Sekiranya la tidak disempurnakan dalam tempoh yang ditetapkan, penalti sebanyak:

(a) RM25.00 atau 5% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan dalam tempoh 3 bulan selepas masa untuk penyeterman.	(b) RM50.00 atau 10% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan selepas tempoh 3 bulan tetapi tidak lewat daripada 6 bulan selepas masa untuk penyeteman.	(c) RM100.00 atau 20% daripada duti yang berkurangan, yang mana lebih tinggi, sekiranya la disetemkan selepas 6 bulan selepas masa untuk penyeteman.

Salinan Kepada:

Manjit Singh Sachdev, Mohammad Radzi & Partners

No.1, 11th Floor, Wisma Havela Thakardas,

Jalan Tiong Nam, Off Jalan Raja Laut,

Kuala Lumpur.

50350 Kuala Lumpur

Wilayah Persekutuan Kuala Lumpur

Letter of Set-Off (First/Third Party)
-	Individual/SME/Corporate
-	Islamic Banking

LETTER OF SET-OFF (FIRST/THIRD PARTY)

THIS LETTER OF SET-OFF is made on the date stated in Section 1 of the First Schedule by THE PARTY whose name and particulars are stated in Section 2 of the First Schedule of this document (“Chargor”). This Letter of Set-off is given in favour of AFFIN ISLAMIC BANK BERHAD (Registration No. 200501027372 (709506-V)), a company incorporated in Malaysia and having a place of business in Malaysia as stated in Section 3 of the First Schedule of this document (the “Bank”).

RECITALS

(A)	FACILITIES AGREEMENT

Reference is made to a Facilities Agreement made between THE PARTY whose particulars are set out in Section 5 of the First Schedule (the “Customer”) and the Bank and entered into on the date stated in Section 4 of the First Schedule. In the absence of the Facilities Agreement, the Letter of Offer issued by the Bank and accepted by the Customer on the date stated in Section 4 of the First Schedule shall be the Facilities Agreement. By the Facilities Agreement or the Letter of Offer the Bank has granted or agreed to grant or to continue to grant or made available to the Customer the Facilities.

(B)	EXECUTION OF CHARGE OVER CASH DEPOSITS AND LETTER OF SET- OFF

It was agreed that the Facilities, profit and all other moneys owing and payable by the Customer under the terms of the FA or LO shall be additionally secured by this Letter of Set-Off and the Charge over Cash Deposits (as defined in this Letter of Set-Off).

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.01 DEFINITIONS AND INTERPRETATION

(a)	Except where the context otherwise requires or unless this Letter of Set-Off otherwise provides, all words and expressions defined in the FA when used or referred to in this Letter of Set-Off shall have the same meaning as that provided in the FA.

(b)	The Facilities shall refer to facilities granted or agreed to be granted or continue to be granted (past, present or future amount) to the Customer or any portion of it.

(c)	In addition to those words and expressions already defined in the FA, the following words and expressions shall, unless the context otherwise requires, have the meaning respectively assigned to them as per the following:

“Bank”	AFFIN ISLAMIC BANK BERHAD (Registration No. 200501027372 (709506-V)) and having a place of business stated in Section 3 of the First Schedule of this Letter of Set-Off.

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Letter of Set-Off (First/Third Party)
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-	Islamic Banking

“Letter of Set-Off or Document”	Refers to this document.

“Chargor”	The person named in Section 2 of the First Schedule. If more than one, to refer to any of them jointly and severally. If this Letter of Set-Off is a First Party Letter of Set-Off, then the Chargor is also addressed as the Customer.

“Charge over Cash Deposits or COCD”	The Charge over the Cash Deposits executed by the Chargor simultaneously or concurrently with this Document.

“Customer”	The person named in Section 5 of the First Schedule. If more than one, to refer to any of them jointly and severally.

“Deposits”	Such deposits and profit accruing on the deposits or any part of it as described in Section 2.01 and identified in Section 5 of the COCD. It is wide enough to include deposits in savings or term deposits, money market instruments, repurchase agreements, cash margins, escrow accounts, sinking fund accounts, continuing deposits or other forms of deposits. It also includes the New Deposits referred in this Document.

“Facilities or Facility”	All or any part of the facilities granted or to be granted or continue to be granted or made available by the Bank to the Customer in accordance with the terms and conditions in the FA and/or LO.

“Facilities Agreement or FA”	The agreement made between the Bank and the Customer on the date as stated in Section 4 of the First Schedule. In the absence of an FA, the Letter of Offer issued by the Bank and accepted by the Customer on the date as stated in Section 4 of the First Schedule. FA includes any supplemental, variation or amendment.

“Indebtedness”	The aggregate of all monies whether principal, profit, compensation, costs, charges or otherwise outstanding or payable or agreed to be payable by the Customer or any Security Party from time to time whether solely or jointly with any other person(s) and whether as principal debtor or surety. The fixedlndebtedness also include all liabilities and obligations whether present or future or actual or contingent for the payment of all monies by the Customer or any Security Party in respect of or arising from the Facilities and the Security Documents.

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Letter of Set-Off (First/Third Party)
-	Individual/SME/Corporate
-	Islamic Banking

“Letter of Offer or LO”	The LO and standard or specific terms and conditions issued by the Bank and duly accepted by the Customer as set out in Item 4 of the First Schedule. LO includes any supplemental, variation or amendment.

“New Deposits”	The New Deposits as described in Section 2.02.

“Security Interest”	Includes (without limitation) any mortgage, charge, pledge, lien, right of set-off, caveats and any security interests of any nature in any property whether moveable or immoveable of any kind-created or arising.

Section 1.02	CONSTRUCTION

(a)	The expression “Letter of Set-Off’ or “Document” includes any separate or independent agreement contained and also includes any amendment notified by the Bank or agreed by the parties to this Letter of Set-Off.

(b)	The expression “person” shall include any individual, firm, partnership, company or association or body of persons, corporate or unincorporated. If more than one, their obligations or liabilities shall be joint and several.

(c)	Words importing the singular shall include the plural and the same applies in reverse (vice versa). Words importing one gender shall include all other genders and the same applies in reverse (vice versa).

(d)	The headings used are for purposes of reference only and shall not be used in the construction of this Document.

(e)	Terms in this Document are binding on heirs, personal representatives, estate, successors in titles or permitted assigns of the parties.

(f)	The expression “and/or” also includes “or” (where applicable). The word “all” includes “any” and the same applies in reverse (vice versa). It also includes any part or portion of the Facilities or Indebtedness or any amount due.

(g)	Any action to be done at anytime shall also include any action to be done from time to time and the same applies in reverse (vice versa).

(h)	The word “entering into”, “entered into”, “made available”, “granted”, “having agreed to grant or make available to” shall refer to past, present and future consideration for this Document and the usage of one phrase is sufficient to include all the past, present and future consideration without the need to repeat all the phrases.

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Letter of Set-Off (First/Third Party)
-	Individual/SME/Corporate
-	Islamic Banking

Section 1.03	FA INCORPORATED INTO THIS LETTER OF SET-OFF

All the provisions of the FA form part of this Letter of Set-Off. All representations, warranties and covenants made by the Customer in the FA shall be considered as if it has also been made by the Chargor. References to the Customer in the FA shall be read as if they were references to the Chargor. In the event of any conflict or discrepancy between the provisions of the FA and any of the provisions of this Letter of Set-Off, the provisions in this Letter of Set-Off shall prevail for the purposes of interpretation and enforcement, but only to the extent of such conflict or discrepancy.

ARTICLE II
DEPOSITS

Section 2.01	RIGHT OF SET-OFF

In consideration of the Bank entering the FA with the Customer, at the request of the Customer and/or the Chargor, the Chargor agrees that the Bank shall have a continuing right at any time, subject to compliance with Shariah principles and with prior notice of at least seven (7) calendar days, transfer or set-off all or any part of the principals and/or accrued profits in respect of the Deposits. The right to transfer or set-off the Deposits with accruing profit is for payment or satisfaction of:

(a)	all Indebtedness due or owing to the Bank by the Customer or the Chargor or any other Security Party as principal debtor or guarantor;

(b)	all other joint or several liabilities of the Customer or the Chargor or any other Security Party to the Bank. The liabilities may be in or outside Malaysia and include all present, future, actual or contingent liabilities due or owing to the Bank by the Customer or the Chargor or any other Security party as principal debtor or guarantor; and

(c)	all costs (including legal costs on a solicitor and client basis) charges and expenses incurred by the Bank in relation to this Letter of Set-off or such Indebtedness or liabilities on a full indemnity basis.

However, if any of the liabilities is in a different currency from the credit balance in respect of which the Bank seeks to exercise the right of set-off, the Bank shall have the right to utilise the currency of the account in credit for the purchase, at the spot rate of exchange, of an amount in the currency of the said liability not exceeding the amount of such liability.

Section 2.02	NEW DEPOSITS

Notwithstanding the above, the Chargor agrees and confirms that the Bank shall be entitled and authorised to utilise all and/or any part of the principals and/or accrued profits in respect of any of the Deposits to apply for new Deposits (the “New Deposits”) on behalf of the Chargor upon the maturity of the Deposits.

Section 2.03	RIGHTS TO RENEW ACCOUNTS/UPLIFT DEPOSITS

(a)	The Chargor agrees that the Bank shall have the right to extend or renew any of the accounts mentioned in Sections 2.01 and 2.02 above, on behalf of the Chargor from time to time for such period and at the prevailing rate offered by the Bank without reference to the Chargor. The Bank’s debt constituted by such Deposits shall not be paid to the Chargor until all Indebtedness of the Customer to the Bank has been fully paid and discharged. The Chargor shall have no right to withdraw transfer or deal with any part of the Deposits.

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Letter of Set-Off (First/Third Party)
-	Individual/SME/Corporate
-	Islamic Banking

(b)	The Chargor agrees that the Bank shall be entitled to uplift or liquidate any Deposits, prior to its maturity. In the event the Bank uplifts or liquidates the Deposits before its maturity, the Bank shall not be liable in respect of any loss which the Chargor may suffer as a result of such uplifting or liquidating except for losses or damages caused by the Bank’s negligence, default or fraud.

Section 2.04	UNDERTAKINGS OF THE CHARGOR

The Chargor undertakes that there is no Security Interest or encumbrances over all or any part of the Deposits and confirms that:

(a)	until the obligations of the Chargor to the Bank have been fully discharged, the Chargor shall not during the subsistence of this Letter of Set-Off without the consent in writing of the Bank execute any form of Security Interest or encumbrances over the Deposits. The Bank shall not unreasonably withhold such consent; and

(b)	this Letter of Set-Off shall not affect security already given by the Chargor or any other security which may in future be given to the Bank by the Chargor.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 3.01	STATEMENT OF ACCOUNT

A statement of account in writing stating the amount payable by the Chargor under this Letter of Set-Off issued by an authorised officer of the Bank shall in the absence of obvious error be conclusive evidence of the Indebtedness.

Section 3.02	INSOLVENCY

In addition and without prejudice to the provisions of this Letter of Set-Off:

(a)	in the event that the Chargor being a Company or limited liability partnership (“LLP”), enters into liquidation by passing of a resolution or by presentation of a court petition or a manager and or receiver is appointed in respect of all or any part of the Chargor’s business, undertakings or properties or assets; or

(b)	in the event that the Chargor being an individual or partnership, commits an act of bankruptcy, becomes mentally incapacitated or dies,

the Indebtedness or liabilities (including both actual and contingent liabilities) under this Letter of Set-Off shall become immediately due and payable. The Bank may, subject to compliance with Shariah principles, exercise its right to set-off in this Letter of Set-Off or such other rights as provided in the Charge over Cash Deposits or in the Facilities Agreement.

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Letter of Set-Off (First/Third Party)
-	Individual/SME/Corporate
-	Islamic Banking

Section 3.03	RIGHT TO RETAIN DEPOSITS

Until all the Indebtedness have been satisfied, the Bank shall continue to hold this Letter of Set-Off and retain such Deposits of the Chargor (including statements or receipts) in the custody of the Bank. After full payment, the Deposits shall be considered surrendered to the Chargor.

Section 3.04	OTHER SECURITIES NOT AFFECTED

Nothing continued in this Letter of Set-Off shall affect any other security held by the Bank at any time to secure the Indebtedness.

Section 3.05	TIME

Time shall be of the essence of this Letter of Set-off.

Section 3.06	REPRESENTATIONS AND WARRANTIES

The Chargor has: (i) the capacity to execute, deliver and perform the terms of this Letter of Set-Off; (ii) is the absolute and beneficial owner of all the Deposits free from any Security Interest or encumbrances. The Chargor has not sold or disposed of any part of the Deposits; and (iii) this Letter of Set-Off constitutes valid and binding obligations of the Chargor.

Section 3.07	AMENDMENTS AND ADDITIONAL TERMS

(a)	Subject to compliance with Shariah principles, it is agreed and declared by the parties that the provisions and terms of this Letter of Set-Off may at any time be varied or amended by the Bank by giving prior notice (together with the reasons for such variation or amendment) of at least twenty-one (21) calendar days to the Chargor.

(b)	If the Chargor is not agreeable to the amended terms and conditions of this Letter of Set-Off, the Chargor shall notify the Bank.

(c)	In the event the Chargor does not raise any objections within the twenty-one (21) calendar days after the notice of amendments, the Chargor shall be considered to have accepted the amendments to the terms and conditions of this Letter of Set-Off.

Section 3.08	SEVERABILITY

Any term or condition of this Letter of Set-Off which turns out to be illegal or invalid shall not cause the remaining terms and conditions to be likewise illegal or invalid.

Section 3.09	SUSPENSE ACCOUNT

Any monies received by the Bank under this Letter of Set-Off may be placed and kept to the credit of a non-income bearing Shariah-compliant suspense account for so long as the Bank thinks fit. The Bank is not obliged to apply the monies to discharge the Indebtedness under this Letter of Set-Off. In the event of any proceedings in bankruptcy, liquidation, composition or arrangement the Bank may prove for and agree to accept any dividend or composition as declared by the relevant authority.

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Letter of Set-Off (First/Third Party)
-	Individual/SME/Corporate
-	Islamic Banking

Section 3.10	CHANGES IN CONSTITUTION

This Letter of Set-Off shall continue to be valid and binding for: (i) in the case of the Chargor being an individual, the Chargor’s death, bankruptcy, mental incapacity; (ii) in the case of the Chargor being a partnership, by reason of a change in the membership of the partnership. If Chargor is a corporation, changes in the name or style by amalgamation, liquidation, winding up and reconstruction shall not affect this Letter of Set-Off.

Section 3.11	TRANSFER OF SECURITY

(a)	Save and except if the transfer and/or assignment is to the detriment of the Chargor, the Bank may (subject to compliance with Shariah principles) at any time transfer, sell, participate in secondary debt markets or assign all or any part of its rights, benefits and obligations under this Letter of Set-Off by notice to the Chargor. The Bank may disclose to such potential assignee or third party such information regarding the Customer and/or Chargor for all lawful or legitimate purpose to facilitate the transfer, sale or assignment.

(b)	Any statement in the transfer, sale or assignment of the amount then due to the Bank under this Letter of Set-Off, FA or LO shall be conclusive and binding on the Chargor except for obvious errors.

(c)	The Chargor shall not assign any of its rights or obligations in this Letter of Set-Off without the prior written consent of the Bank.

Section 3.12	PAYMENT IN GROSS

All monies received from the Chargor from the set-off of the Deposits may be treated by the Bank as payments in gross. It will not be attributable to any specific part of the Indebtedness even if appropriated as such by the Bank. The Chargor or any other person claiming under the Chargor shall have no claim to the Deposits unless and until the Bank has received the full amount due to the Bank by the Customer or Chargor.

Section 3.13	CHARGOR AS PRINCIPAL DEBTOR

The Chargor’s liability under this Letter of Set-Off is as a principal debtor unless the Bank agrees to limit the Chargor’s liability to the Deposits only.

Section 3.14	DISCLOSURE AND INFORMATION

The Chargor agrees and permits the Bank to disclose any information relating to the Chargor to:

(a)	the Central Credit Unit, Dishonoured Cheques Information System (DCHEQS) and Central Credit Reference Information System (CCRIS) of Bank Negara Malaysia (BNM) or such other authority having jurisdiction over the Bank; or

(b)	any party (including professional advisers and debt collection agent) pursuant to any enforcement, preservation and/or attempted enforcement or preservation of this Letter of Set-Off; or

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Letter of Set-Off (First/Third Party)
-	Individual/SME/Corporate
-	Islamic Banking

(c)	any party providing additional security or any guarantor; or

(d)	any party or authority, if required by any law, regulation or by-law or pursuant to any order from any court of competent jurisdiction; or

(e)	companies which are now or which in the future may be subsidiaries within the banking group of the Bank, subject to the Islamic Financial Services Act 2013 [Act 759]] and any regulations from BNM; or

(f)	any credit reporting agencies.

The full Privacy Notice is contained in the Bank’s official website at www.affinislamic.com.myln the event of conflict, the Privacy Notice to prevail but only to the extent of such conflict.

The Chargor expressly consents to the Bank conducting credit checks on the Chargor for the purpose of this Letter of Set-Off at the Central Credit Bureau, CCRIS, CTOS Sdn Bhd, DCHEQS, Financial Information Services Sdn Bhd (FIS), RAM Credit Information Sdn Bhd or any registered credit reporting agencies.

The above is in addition to any disclosure allowed by BNM or other regulatory authority. In the event of conflict, the disclosure allowed by BNM or other regulatory authority shall prevail.

Section 3.15 CHARGES AND EXPENSES

(a)	The Chargor shall on demand pay:

(i)	to the Bank all expenses (including legal and out-of-pocket expenses on a full indemnity basis) incurred by the Bank in connection with the negotiation, preparation or completion of this Letter of Set-Off;

(ii)	any expenses agreed to be paid by the Customer under the FA and/or LO which forms part of the Indebtedness.

(iii)	if any amount due under the FA and/or LO shall be required to be recovered through any process of law, or placed in the hands of solicitors for recovery, to pay all the solicitors’ fees and expenses on a solicitor-client basis.

For the purpose of sub-clauses (i) to (iii) above, the Bank shall have the right (subject to compliance with Shariah principles) to debit any account of the Chargor with the Bank.

(b)	The Chargor agrees to indemnify and keep the Bank indemnified against any other losses (not specified above) which may be incurred as a result of the Chargor’s breach of the terms and conditions of in this Document. However, the Chargor will not be liable if the losses, damages or expenses are caused by the Bank’s negligence, default or fraud.

Section 3.16	SUCCESSORS BOUND

This Letter of Set-Off shall be binding upon the heirs, personal representatives, successors in title and permitted assigns of the Chargor and on the successors in title and assigns of the Bank.

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Letter of Set-Off (First/Third Party)
-	Individual/SME/Corporate
-	Islamic Banking

Section 3.17	WAIVER

(a)	The rights of the Bank under this Letter of Set-Off are cumulative and may be exercised as often as the Bank consider it reasonably appropriate.

(b)	The rights of the Bank shall not be capable of being waived or varied except in writing.

(c)	No failure or delay in exercising nor any omission to exercise any rights or remedy of the Bank under this Letter of Set-Off upon any breach of the Chargor shall affect such right or remedy of the Bank.

(d)	It shall also not be regarded as the Bank waiving its right or remedy or accepting such a breach.

(e)	The Bank reserves the right to exercise its rights or remedy at such future time without reference to the Chargor.

Section 3.18	RIGHT TO COMBINE

The Chargor agrees that the Bank may (subject to compliance with Shariah principles) at any time upon a default pursuant to the provisions of the FA and/or LO combine or consolidate all existing Deposits with prior notice of at least seven (7) calendar days to the Chargor. Where the Deposits is jointly owned with a third party, consent must be obtained from the third party. Where combination or consolidation requires conversion of currency, the Bank’s prevailing spot rate of exchange to be used and prior notice of at least seven (7) calendar days shall be given to the Chargor.

Section 3.19	GOVERNING LAW AND JURISDICTION

This Letter of Set-Off is governed by the laws of Malaysia and the parties agree to submit to the jurisdiction of the Courts in Malaysia.

Section 3.20	NOTICES

(a)	Any notice, demand or other communication (including computer generated notices/statements that do not require signature) from the Bank under this Letter of Set-Off shall be given in writing to the Chargor at the Chargor’s address, facsimile numbers or electronically (including email) as stated in the Schedule and/or last appearing in the Bank’s records. The notices may be given or made by post, facsimile, electronically (including email), personal delivery or such other mode as may be determined by the Bank;

(b)	The notices or other communications are deemed to be received by the Chargor:

(i)	in the case of post, five (5) days after the date of posting;

(ii)	in the case of facsimile, on the day of transmission;

(iii)	in the case of electronic mail, on the day it is sent provided that the Bank has not received a failed or undeliverable message from the host provider on the date of transmission;

(iv)	in the case of personal delivery, at the time of receipt; and

(v)	in the case of courier, at the time of receipt.

(c)	The Chargor expressly agrees with the Bank to inform the Bank immediately of any change in the contact information such as correspondence address, phone number, facsimile number and/or email address of the Chargor. Any change in the Chargor’s contact information such as address, phone number, facsimile number and/or email address is not binding on the Bank unless the Chargor has given notice in writing to the Bank and/or via other channels provided by the Bank.

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Letter of Set-Off (First/Third Party)
-	Individual/SME/Corporate
-	Islamic Banking

Section 3.21	MODIFICATION AND INDULGENCE

Subject to compliance with Shariah principles, the Bank may at any time (by letter or other form of agreement), without in any way affecting this Letter of Set-Off:

(a)	grant to the Chargor any time or indulgence; or

(b)	renew any bill, notes or any negotiable securities; or

(c)	deal with, exchange, release or modify or abstain from perfecting or enforcing any securities or other guarantees or rights it may now or from time to time have from or against the Chargor; or

(d)	compound with the Chargor or any persons claiming under the Chargor; or

(e)	enter into any settlement arrangement with the Chargor, or any person claiming under the Chargor; or

(f)	enter into any modification or indulgence under the terms of the COCD, FA or LO.

Section 3.22	FURTHER ASSURANCE

The Bank may from time to time, by notice to the Chargor require the Chargor do such acts or things or execute and deliver to the Bank, such documents as may be necessary to preserve, improve or enforce all or any of its rights under this Letter of Set-Off.

Section 3.23	CONCURRENT REMEDIES

(a)	Upon occurrence of an Event of Default, the Bank shall have the right to exercise all or any of the remedies available under this Letter of Set-Off.

(b)	The Bank shall be entitled to exercise such remedies at the same time or at such other time.

(c)	In the event the Bank does not wish to exercise its remedies under this Letter of Set-Off, the Bank may also institute civil suit against the Customer or Chargor to recover the Indebtedness under the FA or LO.

Section 3.24	DEFECTS IN RAISING OF FUNDS POWERS

This Letter of Set-Off shall not be impaired, invalidated or be rendered void as a result of any lack of raising of funds or other powers of the Customer, Chargor or any Security Party.

Section 3.25	SCHEDULE

It is agreed that the Schedule shall be an essential part of this Letter of Set-Off and, in the event of any conflict or discrepancy, the schedule shall prevail for enforcement and interpretation but only to the extent of such conflict or discrepancy.

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Letter of Set-Off (First/Third Party)
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-	Islamic Banking

Section 3.26	ADDITIONAL SECURITY AND STAMP DUTY

IT IS AGREED AND DECLARED THAT this Letter of Set-Off is additional security for all the Indebtedness of the Customer. Full stamp duty has been paid on the FA thus this Letter of Set-Off is considered a subsidiary instrument.

(the remainder of this page has been left blank intentionally)

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Letter of Set-Off (First/Third Party)
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REMINDER: The Chargor is reminded to read and understand the contents of this Letter of Set-Off before signing it voluntarily and to be fully aware of the Chargor’s obligations. In the event there are any terms and conditions in this Letter of Set-Off that the Chargor does not understand, the Chargor is hereby advised to seek independent advice and/or discuss further with the Bank’s representative before signing below.

*Signed by for and on behalf of the	)	AFFIN ISLAMIC BANK BERHAD
Bank by its	)	(Registration No: 200501027372)(709506-V)
attorney in the presence of :	)

/s/ ZARFIZAH BT ZABARUDDIN	/s/ ROZILA BT ABDUL RASHID
Name: ZARFIZAH BT ZABARUDDIN	ROZILA BT ABDUL RASHID
NRIC No: 720509-10-5768	720702-02-5356
Designation: TEAM LEADER	TEAM LEADER

/s/ NOOR ZUHAIRAH BINTI ISMAIL
NOOR ZUHAIRAH BINTI ISMAIL
(BC/N/ 1257)
Advocate & Solicitor
Kuala Lumpur

*Signed for and on behalf of the	)	SAGTEC GROUP SDN. BHD.
Chargor (authorised by the Board	)	(Registration No: 201801021489)(1283508-P)
resolution) in the presence of:	)

/s/ NOOR ZUHAIRAH BINTI ISMAIL	/s/ NG CHEN LOK
NOOR ZUHAIRAH BINTI ISMAIL	Name: NG CHEN LOK
(BC/N/ 1257)	NRIC No: 870203-06-5701
Advocate & Solicitor	Designation: DIRECTOR
Kuala Lumpur

~~*Individual/Sole-proprietor/Partnership~~	~~)~~
~~signed by the Chargor(s) in the~~	~~)~~
~~presence~~	~~)~~
~~of:~~

*(Select the relevant portion)

This is the execution page of the Letter of Set-Off for banking facility granted by AFFIN ISLAMIC BANK BERHAD (Registration No: 200501027372)(709506-V) to SAGTEC GROUP SDN. BHD. (Registration No: 201801021489)(1283508-P).

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Letter of Set-Off (First/Third Party)
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THE FIRST SCHEDULE (To be read and construed as an essential part of this Letter of Set-Off)
SECTION	ITEM	PARTICULARS
1	Date of this Letter of Set-Off	30 AUG 2021
2	*(Where the Chargor is a limited company or other corporation)
	Name of Chargor	SAGTEC GROUP SDN. BHD.
	Registration/Certificate of Incorporation No.	201801021489 (1283508-P)
	Registered Address ~~*(Where the charger is an individual or natural Person) Name of Charger Passport/Identity Card No. Address~~ * ~~(Name of Sole-Proprietor-ship/Partnership/LLP) Registration No.~~	81, Leboh Unta, Taman Berkeley, 41150 Klang, Selangor

13

Letter of Set-Off (First/Third Party)
-	Individual/SME/Corporate
-	Islamic Banking

SECTION	ITEM	PARTICULARS
3	Place of Business of the Bank in Malaysia	TTDI Branch of No. 47 & 49, Jalan Tun Mohd Fuad 3, Taman Tun Dr Ismail, 60000 Kuala Lumpur
4	Date of Facilities Agreement	30 AUG 2021
5

*

Where the Customer is a limited company or other corporation

Name of Customer

Registration/Certificate of Incorporation No.

Registered Address

*

~~Where the Customer is an Individual~~

~~Name of Customer~~

~~Passport/Identity Card No.~~

~~Address~~

SAGTEC GROUP SDN. BHD. 201801021489 (1283508-P) 81, Leboh Unta, Taman Berkeley, 41150 Klang, Selangor

14

PRIVATE & CONFIDENTIAL

Our Ref	: SDS/2022/BC-TTDI/34163/ABY
Date	: 22 November 2022

SAGTEC GROUP SDN. BHD. (1283508P/201801021489)

10-2, JALAN TANJUNG SD 13/2

BANDAR SRI DAMANSARA

52200 KUALA LUMPUR

Dear Sirs,

Islamic Banking Facility(ies) to SAGTEC GROUP SDN. BHD. (1283508P/201801021489) (THE “CUSTOMER”) for aggregate amount of RM1,820,472.00

We refer to our Letter of Offer dated 28 October 2022 and wish to advise that the reference number should be read as “SDS/2022/BC-TTDI/34163/ABY”.

Please be advised the above revision shall take effect globally in the said Letter of Offer.

All other existing terms and conditions including the security as per our previous Letter(s) of Offer are to remain unchanged unless specified otherwise in this letter.

For any enquiry regarding the terms and conditions of the facility(ies) granted, kindly contact;

Relationship Manager	: Er Chun Sean
Contact no.	: 03-77270906
E-mail Address	: seaner@affinbank.com.my

Thank you.

Yours faithfully,

for AFFIN ISLAMIC BANK BERHAD

/s/ Er Chun Sean	/s/ Benjamin Chu
Authorised Signatory	Authorised Signatory

sm

APPENDIX ONE

THE GENERAL TERMS AND CONDITIONS

A.	REPRESENTATIONS AND WARRANTIES

The Customer represents and warrants to the Bank that:

1.	the Customer has full legal right, authority, power and capacity to accept the facilities and to perform the terms in this Letter of Offer. In the event the Customer is a company, the Customer is a company duly incorporated and validly existing under the laws of Malaysia and has full power and authority to carry on its present business;

2.	the terms of this Letter of Offer constitute legal, valid and binding obligations enforceable against the Customer;

3.	all consents authorizations and approvals which are required or advisable to be obtained in connection with the acceptance, delivery, legality or enforceability of this Letter of Offer and the use of the facilities have been obtained and are in full force and effect;

4.	the Customer’s acceptance of this Letter of Offer and the performance of the terms in this Letter of Offer will not contravene any law, regulation, order or decree of any governmental authority, agency or court to which the Customer is subject;

5.	the Customer is not in default under any agreement to which the Customer is a party or by which the Customer may be bound and no litigation arbitration or administrative proceedings are presently current or pending or threatened against the Customer;

6.	all information furnished by the Customer to the Bank in connection with the facilities are true and correct and there has been no omission which would render the information inaccurate or misleading;

7.	the Customer’s last audited accounts have been prepared in accordance with accounting principles and practices generally accepted in Malaysia and give a true and fair view of the Customer’s financial position as at that date; and

8.	there are no winding-up proceedings currently pending or threatened against the Customer.

B.	AFFIRMATIVE COVENANTS

During the tenor of the facilities the Customer will:

1.	carry out the Customer’s business diligently and efficiently and in accordance with sound financial practices;

2.	furnish to the Bank all information reasonably required by the Bank in relation to the Customer’s business and financial position;

3.	keep full, proper and up-to-date accounts and furnish to the Bank within one hundred and eighty (180) days from the end of each of the Customer’s financial year copies of the Customer’s balance sheet, profit and loss account and report audited and certified by a qualified independent auditor;

Commercial Financing (Companies) – Letter of Offer Page 1 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

4.	keep and maintain the Customer’s present paid up share capital and any increases of the same;

5.	punctually pay and/or cause to be paid all rents rates taxes and all other outgoings payable in respect of the premises at which the Customer carry on business and properties which are security for the payment of the facilities;

6.	appoint from time to time only such auditor or firm of auditors acceptable to the Bank;

7.	immediately notify the Bank of the occurrence of an Event of Default or of any event of default in relation to any of the Customer’s other indebtedness; and

8.	notify the Bank of any change in the Customer’s Board of Directors or its management or its major or controlling shareholders or partners.

C.	NEGATIVE COVENANTS

During the tenor of the facilities the Customer shall not, without the prior written consent of the Bank:

1.	add to, delete, vary or amend the Customer’s Memorandum and Articles of Association in any manner which would be inconsistent with the terms of this Letter of Offer;

2.	change the Customer’s financial year or the nature of the Customer’s business;

3.	sell, transfer, lease or otherwise dispose of a substantial part of the Customer’s capital assets or undertake or permit any merger, consolidation or reorganization;

4.	enter into any transaction with any person firm or company except in the ordinary course of business and at arm’s length commercial terms;

5.	decrease or alter the Customer’s authorized or issued capital or alter the structure of the same or the rights attached to the same;

6.	change the Customer’s major or controlling shareholding or partnership structure;

7.	change in ownership of the Customer (if applicable);

8.	enter into joint ventures, profit sharing or royalty agreement;

9.	enter into any merger, consolidation or reorganization (if applicable); and

10.	enter into any management contract or similar arrangement where the business is managed by third parties.

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Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

D.	EVENT OF DEFAULT

Notwithstanding the Facilities are to expire on the date stated in this Letter of Offer before, the Bank shall have the right to accelerate any sums outstanding or terminate the Facilities at any time with prior notice if one or more of the following events should occur to the Company/Customer:-

1.	the Customer fails to pay, when due, any sum of profit or principal or other sums of money due hereunder in accordance with the terms of this Letter of Offer; or

2.	the Customer is unable to pay its debts as and when they become due, or commits an act of bankruptcy; or

3.	a winding-up petition is presented against the Customer or a Receiver or Trustee is appointed to take possession of its properties, or any form of execution is levied or enforced upon any of its properties and is not discharged within seven (7) business days of it being levied or enforced; or

4.	there is a breach of any of the terms and conditions of these facilities; or

5.	default is made in payment of any monies whether principal or dividend payable under the provisions of this Letter of Offer or any amendments in this Letter of Offer or

6.	the Customer fails to perform or observe any of the other provisions undertakings covenants or terms set out which is not capable of remedy, or which, being capable of remedy, is not remedied within fourteen (14) days or such other period as the Bank may decide after notice to the Customer requesting action to remedy the same; or

7.	any representation or warranty made or implied pursuant to any provision hereof or pursuant to any notice, opinion or certificate or other document delivered pursuant to the terms hereof or pursuant to any notice, opinion or certificate or other document delivered pursuant to the terms hereunder proves to have been incorrect or misleading in a particular deemed by the Bank to be material as of the date at which it was made or deemed to have been made; or

8.	the Customer ceases to carry on its business; or

9.	a petition shall be presented or an order be made or a resolution be passed for the Customer’s winding up or the Customer enters into liquidation whether compulsorily or voluntarily (otherwise than for the purpose of genuine amalgamation and reconstruction); or

10.	a trustee, custodian, Receiver and/or Manager of the Customer’s undertaking or properties or any part of the same shall be appointed other than by the Bank; or

Commercial Financing (Companies) – Letter of Offer Page 3 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

11	distress or execution or other process of a court of competent jurisdiction be levied upon or issued or threatened to be levied or issued against any of the Customer’s properties; or

12.	the Bank has reason to believe that the Customer is not carrying on its business and affairs in accordance with sound financial and commercial standards and practices; or

13.	any of the Customer’s other indebtedness becomes capable in accordance with the relevant terms of the same of being declared due prematurely by reason of a default or the Customer fails to make any payment in respect of the same on the due date for such payment or if due on demand when demanded or the security for any such indebtedness becomes enforceable; or

14.	the Customer enters into any compromise composition or scheme of arrangement with its creditors or any assignment for the benefit of creditors without the consent of the Bank; or

15.	any of the Customer’s directors, officers, managers, guarantors, agents or any other their spouses parents or children are directors or officers of the Bank or otherwise connected with the Bank or if there occurs any other breach of Section 57 of the Islamic Financial Services Act 2013 [Act 759] and BNM’s “Guidelines on Credit Transactions and Exposures with Connected Parties for Islamic Bank” and includes any replacement guidelines/specifications/circulars issued by BNM from time to time in connection with the same; or

16.	there occurs any event which in the sole opinion of the Bank amounts to a material adverse change in the Customer’s condition (financial or otherwise); or

17.	there is any change in the existing laws regulations policies or official directive of any governmental authority whether or not having the force of law which change would make it unlawful illegal or otherwise inappropriate, from the viewpoint of the Bank, for the Bank to continue to make available the facilities to the Customer; or

18.	the Bank is of the opinion that the facilities are not utilized for the purpose described this Letter of Offer; or

19.	the Customer commits any act of bankruptcy or any act which, would have amounted to an act of bankruptcy; or

20.	the Customer is unable to pay or suspends the payment of any debt or makes an assignment for the benefit of creditors or enters into any compromise composition or scheme of arrangement with its creditors or takes advantage of any insolvency law; or

21.	the Customer’s management is displaced or the conduct of the business of the Customer is curtailed by any seizure, vesting or intervention by or under the authority of a government or governmental body; or

22.	an event or events has or have occurred or a situation exists which could or might, in the opinion of the Bank, prejudice the Customer’s ability to perform its obligations hereunder in accordance with their respective terms or render the continuation of the facilities detrimental to the position of the Bank or otherwise undesirable; or

23.	the Customer dies or becomes insane.

Commercial Financing (Companies) – Letter of Offer Page 4 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

E.	TERMS AND CONDITIONS TO THE FACILITIES

(1)	Tawarrug Term Financing-i

In accordance with the Shariah concept of Tawarruq, the Tawarruq Transaction as follows shall take place:

(i)	Pursuant to the Purchase Undertaking, the Bank will, at the request of the Customer, purchase the commodity from the commodity supplier at the Bank’s Purchase Price (which is equivalent to the facility amount);

(ii)	Pursuant to the Murabahah Sale Contract, the Bank will, at the request of the Customer, sell the Commodity to the Customer at the Bank’s Sale Price on deferred payment terms;

(iii)	Pursuant to the Letter of Agency, the Customer will appoint the Bank as agent to act for and on behalf of the Customer to sell and conclude the sale of the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (i) above, except where the sale is on random basis) at the Bank’s Purchase Price; and

(iv)	In accordance with the Letter of Agency, the Bank, acting as agent of the Customer, will sell the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (i) above, except where the sale is on random basis) at the Bank’s Purchase Price which is equivalent to the amount of the Facility. The proceeds from the sale will be made available to the Customer subject to the terms and conditions of the Facility.

(v)	Alternatively, the sale of commodity by the Bank to the Customer may be concluded by way of verbal contract, whereby:

(aa)	the sale of commodity will be concluded verbally between the Bank and the Customer;

(bb)	upon conclusion of the verbal murabahah sale transaction, the Bank will issue confirmation of murabahah sale transaction which will provide the agreed Bank’s Sale Price payable on deferred payment term; and

(cc)	if the parties conclude the murabahah sale transaction by way of verbal contract, the parties are no longer required to enter into the Murabahah Sale Contract.

Commercial Financing (Companies) – Letter of Offer Page 5 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

(2)	Tawarruq Cash Line-i (CL-i)

(a)	In accordance with the Shariah concept of Tawarruq, the Tawarruq Transaction as follows shall take place:

(i)	Pursuant to the Purchase Undertaking, the Bank will, at the request of the Customer, purchase the commodity from the commodity supplier at the Bank’s Purchase Price (which is equivalent to the facility amount);

(ii)	Pursuant to the Murabahah Sale Contract, the Bank will, at the request of the Customer, sell the Commodity to the Customer at the Bank’s Sale Price on deferred payment terms;

(iii)	Pursuant to the Letter of Agency, the Customer will appoint the Bank as agent to act for and on behalf of the Customer to sell and conclude the sale of the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (i) above, except where the sale is on random basis) at the Bank’s Purchase Price.

(iv)	In accordance with the Letter of Agency, the Bank, acting as agent of the Customer, will sell the commodity to the commodity supplier (who shall not be the same commodity supplier in Clause (i) above, except where the sale is on random basis) at the Bank’s Purchase Price which is equivalent to the amount of the Facility. The proceeds from the sale will be made available to the Customer subject to the terms and conditions of the Facility.

(v)	Alternatively, the sale of commodity by the Bank to the Customer may be concluded by way of verbal contract, whereby:

(aa)	the sale of commodity will be concluded verbally between the Bank and the Customer;

(bb)	upon conclusion of the verbal murabahah sale transaction, the Bank will issue confirmation of murabahah sale transaction which will provide the agreed Bank’s Sale Price payable on deferred payment term; and

(cc)	if the parties conclude the murabahah sale transaction by way of verbal contract, the parties are no longer required to enter into the Murabahah Sale Contract.

(b)	The Customer is to open a Current Account-i with the Bank for the purpose of operating the facility.

(c)	Account is to be operated within the sanctioned limit. No excess over limit is allowed.

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Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

(d)	The operation of Tawarruq Cash Line-i shall be governed by the prevailing Dishonored Cheque Information System Guidelines (DCHEQS) and any breach may render the account being re-designated as Special Account with no cherub book facilities by the Bank without any reference to you. In this respect, the Customer is to provide a statement to the Bank that the Customer is not on the current DCHEQS blacklist. In accordance with the provisions of DCHEQS guidelines issued by Bank Negara Malaysia from time to time, the Bank reserves the right to recall the facility and to close any or all current accounts that have been blacklisted by DCHEQS.

(e)	In the event that the Customer has been blacklisted by DCHEQS, the Bank reserves the right to recall the Tawarruq Cash Line-i facility immediately without giving any further reference to the Customer.

(f)	At any point of time the Bank has the discretion to liquidate the security deposit to recover any amount due. The dividend (if any) from the Security Deposit will be utilized to settle any outstanding amount payable to the Bank.

(g)	The CL-i shall further be governed by such terms and conditions as may be prescribed by the Bank from time to time at the Bank’s discretion subject to Shariah principles.

F.	CHANGES IN CIRCUMSTANCES

If, as a result of any changes in applicable law, regulation of regulatory requirement or in the interpretation or application of the same or if in compliance by the Bank with any applicable directions, request or requirement (whether or not having the force of law), will impose to the Bank any conditions, burdens or obligations, then the Bank’s commitment to make or maintain the facilities will end upon notice to the Customer of the happening of such event after becoming aware of the same. The Bank from time to time reserves the right to vary any of the terms and conditions stated here in accordance with Shariah principles and subject to providing twenty-one (21) calendar days of prior notice to the Customer.

G.	CROSS DEFAULT

Cross default arises in any of the following:

1.	Any other indebtedness of the Customer whether with the Bank or with other financial entities or non-financial entities becomes payable or due prematurely, or becomes capable of being declared payable or due prematurely, by reason of a default by the Customer in its obligations with respect to that indebtedness; or

2.	The Customer fails to make any payment in respect of that indebtedness on the due date for such payment, or if due on demand when demanded; or

3.	Upon the security for any such indebtedness becoming enforceable,

the Bank shall be entitled to call an event of default in this Letter of Offer and pursue its remedies accordingly.

Commercial Financing (Companies) – Letter of Offer Page 7 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

H.	DISCLOSURE OF INFORMATION

1.	The Customer irrevocably authorizes the Bank to disclose and circulate all relevant information relating to the Customer and any outstanding debt which may be due from the Customer to the Bank, if the Bank deems fit in the Bank’s discretion to any person or persons, including a debt collection agent, for the purpose of the Bank’s recovery of the outstanding sums due.

2.	The Bank may disclose to any party or any persons who derives or may derives rights or obligations under or by reference to this Letter of Offer such information about the Customer and/or the security parties in relation to the facilities as shall have been made available to the Bank generally.

3.	The Customer agrees that any branch, subsidiary or parent company of the Bank shall also be entitled to disclose Customer’s information to the other branches, subsidiaries or parent company of the Bank.

4.	The Customer acknowledges and agrees that the permission given under this clause is for the purpose of Section 146 of the Islamic Financial Services Act 2013 [Act 759] and that no further consent from the Customer is required. The Customer agrees that the Bank shall not be liable in any manner for disclosing or furnishing such information referred to in this clause, unless the Bank in making such disclosure was negligent, in default, or acting fraudulently.

I.	SEVERABILITY

Any term, condition, stipulation, provision, covenant or undertaking contained in this Letter of Offer which is illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions of this Letter of Offer and any such illegality, prohibition or unenforceability in any jurisdiction shall not invalidate or render illegal, void or unenforceable any such term, condition, stipulation, provision, covenant or undertaking in any other jurisdiction.

J.	WAIVER

No delay by the parties in this Letter of Offer in exercising nor any omission to exercise any right, power or remedy accruing to the Bank upon any default shall effect, impair or prejudice any right, power or remedy or be construed to be a waiver of the same or any acquiescence in such default, nor shall any action of the parties in respect of any default affect, impair or prejudice any right, power or remedy of the parties in respect of any subsequent default.

K.	GUARANTEE

Notwithstanding anything in this Letter of Offer contained, the fact that one or more of the above named guarantors may not have executed a guarantee in form and substances acceptable to the Bank, the guarantee when executed shall be binding and enforceable against each guarantor who executes the same.

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Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

L.	EVIDENCE OF AMOUNT DUE

In any legal action or proceedings relating to the facilities, a certificate of the Bank as to any amount due to it under the facilities shall, in the absence of obvious error, be conclusive evidence that such amount is in fact due and payable.

M.	NO MATERIAL ADVERSE CHANGES

The Customer represents and warrants to and undertakes with the Bank that there are no extraordinary circumstances or change of law or other governmental action or material adverse change in the Customer’s financial position or operating environment or management or other conditions shall have occurred or continuing which is in the opinion of the Bank (which opinion shall be final and binding) would affect or prejudice the Customer’s ability to fully perform and discharge the Customer’s obligations under this Letter of Offer.

N.	TRANSFER OF SECURITY

1.	Save and except where the assignment and/or transfer is detrimental to the Customer, the Bank shall be at liberty at any time with or without the concurrence of and with notice to the Customer assigns/transfers all its rights title or interest under the facilitiesr.

2.	The Customer may not assign or transfer any of its rights or obligations under the facilities without the prior written consent of the Bank.

O.	TAX

1.	Any sum set out in the Letter of Offer shall be exclusive of any Sales and Services Tax or tax of similar nature (“Tax”).

If one party (“Vendor”) is required by the terms of this Letter of Offer to make a supply to the other (“other party”), such supply shall be made without any charge of Tax by the Vendor in respect of such supply, unless such Tax is required by law to be paid by the Vendor in which case the other party shall on demand pay to the Vendor (in addition to the consideration for such supply) a sum equal to the amount of such Tax and the Vendor shall provide the other party with a valid Tax invoice.

2.	Charges in this Letter of Offer exclude tax that would be imposed in the future to replace existing taxes.

P.	WHISTLE-BLOWING & BUSINESS ETHICS

(a)	Upon having knowledge of any director, officer or employee of the Bank, directly or indirectly, asking for or receiving from you or your Affiliates, any Gratification in relation to this assignment (whether for his/her own personal benefit or advantage or for the benefit or advantage of any other person, whether before, during or after the term of this financing), kindly immediately inform the Group Chief Compliance Officer of the Bank or email to whistleblowing@affinbank.com.my of the same.

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Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

(b)	You undertake that neither you nor your Affiliate nor anyone acting on your direction or authority shall (whether before, during or after the tenure of the Facility, directly or indirectly, give or offer, or agree to give or offer, any Gratification as an inducement or reward to any director, officer, employee or agent of the Bank) for doing or refrain from doing or showing favor or disfavor to any person, in relation to the Facility.

(c)	In the event there is evidence that you or your Affiliate or anyone acting under your direction or authority is in breach of clause (a) or (b), the Bank may terminate this assignment (without prejudice to the Bank’s other rights remedies under the law) by giving written notice to you. Upon such termination, Bank shall be entitled to claim all losses, costs, damages and expenses including any incidental costs and expenses arising from such termination from you.

(d)	Subject to any regulatory permitted disclosures or other clauses allowing disclosure in relation to the Facility, the Bank shall keep confidential any information disclosed or received including the identity of the person giving the information and all the circumstances relating to the information.

(e)	You shall also whistle-blow in the event of any malpractice or wrong-doing by any staff, contractors, vendors, 3rd parties or agents of the Bank. Kindly refer to the Bank’s Whistleblowing Policy in www.affinalways.com for compliance purposes.

(f)	(i)	‘Affiliate’ means in relation to you, any person or entity owned and controlled directly or indirectly by you, or any person or entity that controls you directly or indirectly in any way whatsoever.

(ii)	‘Gratification’ includes any gift, money, property or thing of value or any service, favor or other thing of value, or any service, favor or other intangible benefit or consideration of any kind, or any other similar advantage.

(g)	You shall demonstrate a high standard of ethical conduct and professionalism in order to safeguard the Bank’s good name by taking all necessary safeguards and precautions to alert the commission of any unethical action including any appearance or impression to such effect.

Q.	CREDIT STUDY SERVICES (not applicable for SME)

1.	The Customer acknowledges that, in the course of providing the Facility to the Customer, the Bank may from time to time needs to ensure creditworthiness of the Customer at that point of time is or remains acceptable to the Bank. For such purposes, the Customer shall appoint the Bank to perform the Credit Study (as defined below) or shall provide a credit study report from an independent third party institution or professional body acceptable to the Bank.

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Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

2.	The Bank shall have the right to determine the events upon which Credit Study on the Customer is required. Such events include, without limitation, the following:-

a)	upon annual review;

b)	when the need to vary the terms and conditions of the Facility arises based on a request from the Customer, or the need of the Bank, or

c)	in any other event which the Bank determines that the Credit Study is required.

3.	The fees payable to the Bank for performing the Credit Study shall be mutually agreed upon by the parties through a letter to be issued by the Bank. Payment of the fees by the Customer shall be deemed as its acceptance of the fees payable in performing the Credit Study by the Bank.

“Credit Study” means the process of identifying the creditworthiness of the Customer and/or Security Party and their ability to honour and continue to honour obligations under the Facility Agreement. Such process includes the following:

a)	assessment on the Customer’s financial standing to check whether there is any material changes which may affect its creditworthiness and whether the interests of the Bank under the Facility Agreement remain intact;

b)	assessment on latest industry or business outlook that could affect the Customer’s financial standing;

c)	performing financial analysis, company’s analysis, market study, or cash flow analysis;

d)	calculating the Customer’s capacity in servicing its financial obligations under the Facility Agreement; or

e)	recommending whether the Customer’s applications/ requests shall be approved subject to certain conditions or rejected on the basis of specific reasons.

R.	PRIVACY CLAUSE

CONSENT

The Customer/Company (“Customer”) irrevocably consents, authorises, and confirms that it has duly obtained its subsidiaries, directors, shareholders, officers, guarantors and/or any other relevant person’s consent and authority, for AFFIN Group of Companies (“ABG”) (as defined in the Privacy Notice) to:

a)	use the information of the Customer and its subsidiaries, directors, shareholders, officers, guarantors and/or such other relevant persons in accordance with the relevant terms and conditions and for the purpose(s) contemplated in the Privacy Notice on the Bank’s website;

b)	carry out the necessary reference checks, including but not limited to credit reference/reporting checks, to further ascertain the details and status of the Customer and its subsidiaries, directors, shareholders, officers, guarantors and/or such other relevant persons; and

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Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

c)	provide the Customer, its subsidiaries, directors, shareholders, officers, guarantors and/or relevant persons with information on ABG products, services and/or offers (inclusive of the products, services and offers of entities within ABG) which may be of interest and/or financial benefit to them, at “ABG discretion without further reference to the Customer, its subsidiaries, the directors, its shareholders, officers, guarantors and/or relevant persons, for the duration that these terms and conditions are in force. The Customer agrees to undertake the responsibility to update ABG in writing should there be any change to the personal and financial information relating to the Customer, its subsidiaries, directors, shareholders, officers, guarantors and/or relevant persons. Should the directors, shareholders, officers, guarantors and/or relevant persons withdraw their consent for ABG to use and/or process their information during the tenure of these terms and conditions, except where it relates to the last item above, the Customer agrees that ABG shall have the right to terminate this facility at its discretion.

S.	COMPLIANCE WITH LAW

You expressly agree to comply with all statutes, by-laws, guidelines and regulations (whether or not having the force of law) in Malaysia and shall ensure continued compliance with such regulations for the duration of the Facility. You shall also ensure, arrange, coordinate, manage and obtain all the necessary consents, licenses, exemptions, approvals or authorisations required as may be required by any applicable law, regulation or directive required by you in order to enable you / them to perform your / their respective obligations in connection with the execution, performance, validity or enforceability of these Standard Terms and Conditions, and where applicable, the guarantee and the security documents.

T.	CHANGE IN CONSTITUTION

All security(ies), agreement(s), obligation(s) given or undertaken by the you shall continue to be valid and binding notwithstanding your death, bankruptcy or mental incapacity, or any change in the constitution of the Bank by amalgamation, consolidation, reconstruction, new shareholding or otherwise.

U.	ISLAMIC FINANCIAL SERVICES ACT 2013

1.	General

The parties in this Letter of Offer shall comply with the provisions of the Islamic Financial Services Act 2013 (“IFSA”) and all guidance, standards, prescriptions, regulations issued or to be issued by BNM at any time and from time to time.

2.	Disclosure

The Customer consents to the disclosure of any documents and information relating to his accounts or affairs to the Bank, its officers and agents and to all such persons and for all such purposes as set out in the relevant Sections of IFSA.

Commercial Financing (Companies) – Letter of Offer Page 12 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

3.	Connected parties

The approval and utilization of the Facility in this Letter of Offer shall be subjected to the “Guidelines on Credit Transactions and Exposures with Connected Parties for Islamic Bank” and/or any other applicable guidance, standards or prescriptions issued or to be issued by BNM with respect to the same. Breach of the same shall be an event of default under this Agreement.

V.	FOREIGN EXCHANGE NOTICES (FEN NOTICES)

1.	Wherever applicable, Customer shall comply with the Foreign Exchange Notices issued by Bank Negara Malaysia (BNM) in respect of any transactions, including overseas transactions.

2.	Customer authorises the Bank to take any steps to comply with the relevant and prevailing Foreign Exchange Notices and any rules issued by BNM from time to time in respect of any transactions. Where applicable, the Customer shall comply with the prevailing Foreign Exchange Notices issued by BNM and usage of card issued by the Bank within the limits and provisions imposed by BNM as the ‘Exchange Control Authority’.

W.	PARTNERSHIPS

1.	Where the Facility(ies) are being offered to partnerships, the Customers jointly agree as follows:

(a)	Liability to be Joint and Several

All agreements, obligations, liabilities, representations, warranties and undertakings of the Customers are agreed to be joint and several and shall be construed accordingly.

(b)	Cross Default clause as per item (G) - Cross Default above

X.	VARIATION OF TERMS

Subject to Shariah principles, it is expressly agreed and declared by the parties to this Letter of Offer that notwithstanding any of the provisions of this Letter of Offer to the contrary, the provisions and terms of this Letter of Offer may at any time and from time to time be varied or amended by means of letters or such other means as the parties may mutually agree from time to time. Such amendments and variations shall be deemed to have been amended or varied accordingly and shall be read and construed as if such amendments and variations have been incorporated in and had formed part of this Letter of Offer at the time of execution hereof.

Commercial Financing (Companies) – Letter of Offer Page 13 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

Y.	NOTICES

1.	Any notice, demand or other communication (including computer generated notices/statements that do not require any signature) from the Bank under this Letter of Offer shall be given in writing to the Customer at the Customer’s address, facsimile numbers or electronically (including email) as stated in this letter of offer and/or last appearing in the Bank’s records. The notices may be given or made by post, facsimile, electronically (including email), personal delivery or such other mode as may be determined by the Bank:

2.	The notices or other communications are given to the Customer:

a)	in the case of post, five (5) days after the date of posting;

b)	in the case of facsimile, on the day of transmission;

c)	in the case of electronic mail, on the day it is sent provided that the Bank has not received a failed or undeliverable message from the host provider on the day of transmission; and

d)	in the case of personal delivery, at the time of delivery.

3.	All facsimile Notices should be followed by the original Notice to be delivered by post or by hand, but any delay or failure by the Bank to receive the original Notice shall not affect the validity of any act or omission by the Bank taken in reliance on the facsimile Notice.

4.	The Customer agrees that the Bank may, at its discretion, record and monitor all oral and written communication with the Customer in such manner and at such times as the Bank deems fit.

Z.	INDEPENDENT PAYMENT OBLIGATIONS

The Customer expressly agrees and declares that each of the Customer’s obligations to pay or to repay under any of the provisions of the Letter of Offer, these Standard Terms and Conditions and the Specific Terms and Conditions, or where appropriate, any of the security documents constitute separate and independent obligations, shall give rise to separate and independent causes of action, shall apply irrespective of any waiver or indulgence granted by the Bank in respect of any other obligation, shall remain in full force and effect. This shall be the case despite any judgment, order, claim or proof for a liquidated amount in respect of some other obligation and may be relied upon and enforced by the Bank independently of or simultaneously with or without having to commence any other action under such obligations or under any of the security documents or having first exhausted any remedy or having first sold or disposed of any assets, properties or undertaking which may be provided as security to the Bank from time to time.

AA.	INDEMNITY

Without prejudice to any other powers, rights and remedies which the Bank may be entitled to, the Customer shall indemnify the Bank and hold the Bank harmless from and against any losses, damages and expenses, whatsoever, legal or otherwise, (including but not limited to all legal costs incurred by the Bank on a solicitor and client basis) which the Bank may sustain, suffer or incur as a consequence of any default in any amounts payable under the Facility or on account of the non-observance of all or any of the terms stipulations agreements and provisions on the part of the Customer security party and / or guarantor in respect of the Facility. Such losses, damages and expenses shall include but not be limited to such amount as the Bank shall certify (such certification being accompanied by the basis and calculation of such amount and being conclusive and binding upon the Customer save for any obvious error). For the avoidance of doubt, the provisions of this clause shall not be applicable in a situation where any losses, damages and expenses were caused by the negligence, default or fraud of the Bank.

Commercial Financing (Companies) – Letter of Offer Page 14 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

BB.	UNDERTAKINGS

1.	POSITIVE UNDERTAKINGS

The Customer undertakes in favour of the Bank that:

(a)	the Customer expressly agrees to comply with all statutes, by-laws, guidelines and regulations (whether or not having the force of law) in Malaysia and shall ensure continued compliance with such regulations for the duration of the Facility(ies). The Customer shall, and shall cause and procure each guarantor and security party to, ensure, arrange, coordinate, manage and obtain and promptly renew from time to time all authorisations, registrations, filings, approvals, consents, licenses and exemptions as may be required under any applicable law, regulation or directive to enable them to perform their respective obligations under all documents in relation to the Facility of such documents in relation to the Facility;

(b)	the Customer shall give the Bank written notice of any event of default under the Letter of Offer, under these Standard Terms and Conditions, under the Specific Terms and Conditions and under any other existing indebtedness of the Customer within three (3) Business Days of it becoming aware of the occurrence of the same. For the purpose of this clause, “Business Day” is defined as a day (other than Saturday, Sunday and public holidays) on which the Bank is open in Kuala Lumpur and, if applicable, in the state where the place of business of the Bank is located for transaction of business of the nature required or contemplated by the Letter of Offer;

(c)	the Customer will carry out its business diligently and efficiently and in accordance with sound financial practices;

(d)	the Customer shall keep full, proper and up-to-date accounts and furnish to the Bank within six (6) months from the end of each of its financial year copies of its balance sheet, profit and loss account and report, audited and duly certified by a qualified independent auditor;

(e)	whenever requested by the Bank, the Customer shall furnish to the Bank within sixty (60) days from the end of each quarter year of each of its financial year (where applicable) its financial accounts duly certified by a responsible officer and in a format acceptable to the Bank;

(f)	whenever requested by the Bank, the Customer shall furnish to the Bank all information reasonably required by the Bank in relation to the following:

(i)	the business of the Customer; and

(ii)	the Customer’s financial position; and

(g)	the Customer shall ensure that the guarantor(s) or any security party (ies) (in the case where the guarantor(s) or any security party(ies) is a body corporate) does not permit any form of merger, reconstruction, consolidation or amalgamation by way of a scheme of arrangement or otherwise or approve, permit any transfer of any part of its issued capital;

Commercial Financing (Companies) – Letter of Offer Page 15 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

(g)	the Customer shall ensure that the guarantor(s) or any security party (ies) (in the case where the guarantor(s) or any security party(ies) is a body corporate), does not pass any resolution or make any application for it to be placed under judicial management;

(h)	and the Customer shall ensure that the guarantor(s) or any security party (ies) (in the case where the guarantor(s) or any security party(ies) is a body corporate), does not propose to enter into or permit the entry of any arrangement or composition (voluntary or otherwise) with any of its creditors.

2.	NEGATIVE UNDERTAKINGS

The Customer undertakes in favour of the Bank that, it shall not without obtaining the prior written consent of the Bank (which consent shall not be unreasonably withheld):

(a)	add to, delete, vary or amend the Articles of Partnership (if a partnership) of the Customer in any manner which would be inconsistent with the terms of the Letter of Offer, these Standard Terms and Conditions and the Specific Terms and Conditions;

(b)	change the nature of its business;

(c)	enter into any transaction with any person firm or company except in the ordinary course of business and on arm’s length commercial terms;

(d)	other than in its normal course of business and on arms-length basis, enter into any partnership, profit-sharing or royalty agreement whereby the income of the Customer or its profits are, or might be, shared with any other person, firm or company or enter into any management contract or similar arrangement whereby the business of the Customer or its operations are managed by any other person, firm or company;

(e)	finance or make advances (other than in the normal course of business) to any person;

(f)	create or permit to subsist any further mortgage, charge, pledge, lien, right of setoff, caveats and any security interests of any nature (“Security Interest”) over any part of the properties, assets, business or undertaking (both present or future) of the Customer or, where applicable, of any security party which has been charged or is offered as security to the Bank from time to time, except:

(i)	liens arising by operation of law, and securing obligations not more than thirty (30) days overdue;

(ii)	liens or rights of set off arising in the normal course of trading relating to liabilities the aggregate amount of which is in the opinion of the Bank (which opinion shall be final and binding upon the Customer) is not material; and

(iii)	Security Interest which may be consented to by the Bank writing from time to time.

Commercial Financing (Companies) – Letter of Offer Page 16 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

For the purposes of this paragraph, the expression “assets” includes but is not limited to any revenues and property moveable and immoveable of any kind.

CC.	GOVERNING LAW

1.	Direction to Financial Institutions (BNM/RH/CIR000-2)

The Bank shall comply with the regulation as set out by Bank Negara Malaysia and will act accordingly to the law and regulation to protect both the Customer’s and the Bank’s interest.

2.	Central Credit Bureau

The Customer accepts that information regarding the Facility(ies) will be given to any credit bureau including the Central Credit unit and the Dishonored Cheque Information System established by Bank Negara Malaysia or such other authority having jurisdiction over the Bank for the use of such bureau and the participating banks. This information is kept strictly confidential between such bureau and the participating banks.

3.	Foreign Account Tax Compliance Act

FATCA is being implemented through a combination of U.S. Treasury Regulations and government-to-government agreements (also known as Intergovernmental Agreements or IGAs) which requires Financial Institutions outside the U.S. to provide information regarding their customers who are U.S. Persons to the U.S. Internal Revenue Service (“U.S. IRS”). Affin Bank Berhad (“the Bank”) and its related companies and affiliates are subject to and required to or have agreed to comply with FATCA (“FATCA Reporting Requirement”). In view of this, the Bank is required to collect information about each of its customers under the FATCA Reporting Requirement. If you are a U.S. Person, we may need to furnish the Inland Revenue Board of Malaysia (“IRBM”) your account information, which may then be shared with the U.S. IRS.

4.	Common Reporting Standard of Financial Account Information in Tax Matters

Under the CRS developed by the Organisation for Economic Co-operation and Development (“OECD”), governments agree to exchange information automatically with one another on tax residents maintaining financial accounts in each other’s jurisdictions. The Income Tax (Automatic Exchange of Financial Account Information) Rules 2016 (“CRS Rules”) issued by the Ministry of Finance Malaysia on 19 December 2016 which came into operation on 1 January 2017 requires every Reporting Financial Institution to identify Reportable Account maintained by the Reporting Financial Institution by applying the due diligence procedures as specified in the OECD CRS. The Bank and its related companies and affiliates are required to comply with the CRS Rules (“CRS Reporting Requirement”). In view of this, the Bank is required to collect information about your tax residence(s) under applicable tax regulations. If you are not a tax resident of Malaysia, we may need to furnish the IRBM your account information which may then be shared with other tax authorities of the CRS participating jurisdiction.

Commercial Financing (Companies) – Letter of Offer Page 17 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

Each jurisdiction has its own rules for defining tax residence, and jurisdictions have provided information on how to determine if you are resident in a jurisdiction on the following website:

https://www.oecd.org/tax/automatic-exchange/crs-implementation-and-assistance/tax-residency/

As a Financial Institution, we are unable to give tax advice. Please consult your tax adviser if you require assistance in determining your tax residence(s).

DD.	OTHER TERMS AND CONDITIONS

1.	No divestment of shares by the existing major shareholders without the Bank’s prior written consent.

2.	No dividends are to be declared or paid out without the Bank’s prior written consent.

3.	Submission of half-yearly management account within sixty (60) days of reporting date.

4.	The Customer is required to keep the Bank informed in writing within thirty (30) days of any developments which may change the course of the company’s normal business operations during the tenure of the facilities.

5.	All legal procedures, if any, in securing the facilities are to be handled by a firm of solicitors on the Bank’s panel and legal fees and expenses in connection or incidental to the granting of these facilities including stamping fees, solicitor’s fees on a solicitor and client basis shall be borne by the Customer.

6.	The Bank has the right to set-off all available balance in the Customer’s accounts including current account, investment account and other accounts towards the settlement of any banking facilities granted by the Bank with seven (7) calendar days’ prior notice and reason to the Customer.

7.	Subject to Shariah principles, the Bank reserves the right to vary or impose additional terms and conditions to meet its internal policy guidelines to comply with any guidelines introduced by the Bank Negara Malaysia or any relevant authorities from time to time, subject to providing twenty-one (21) calendar days of notice to the Customer.

8.	That the Customer shall be liable to pay all fees and expenses including the Bank’s solicitor’s fee (on a solicitor - client basis) if any money granted to the Customer shall be required to be recovered by any process of law or by our solicitors.

9.	All banking facilities are granted conditional upon the Customer conducting the account satisfactorily within the limit at all times. Notwithstanding the above, the Bank reserves the right to review, or change the terms and conditions as and when the Bank deems it necessary at its discretion subject to Shariah principles irrespective of whether the same is made before or after this offer.

Commercial Financing (Companies) – Letter of Offer Page 18 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

10.	The Bank is authorized to deduct the installment, takaful payment/insurance premium, and other miscellaneous expenses due pertaining to the financing facility from the Customer’s current/savings account, at any time deemed fit by the Bank notwithstanding any terms and conditions contained in any security documents regarding payment of the financing facility and without prejudice to the Bank’s right under the security documents.

11.	The Bank shall have received from the Customer prior written notice (“Prepayment Notice” or “Early Settlement Notice”) of its intention to make prepayment or early settlement specifying the relevant amount to be paid and the date of such payment failing which the Bank shall have the right to factor in such associated costs or charges in reducing the ibra’ amount.

12.	The Bank has the right to appoint valuers from the Bank’s panel, the cost to be debited from your account with the Bank only in respect of such cost to be incurred prior to the first disbursement under the Facility. Thereafter, all such costs shall be borne by the Bank.

13.	Section 57 of the Islamic Financial Services Act 2013 [Act 759] and BNM’s “Guidelines on Credit Transactions and Exposures with Connected Parties for Islamic Bank” which includes any replacement guidelines/ specifications/ circulars issued by BNM from time to time in connection with the same and also the provisions of the Companies Act 2016 [Act 777] relating to related party transaction are collectively referred to as the “Provisions”. The Customer confirms that at the time of the Customer executing this Letter of Offer and / or entering into the Facility contracts with the Bank, the Provisions has not been infringed and undertakes to advise the Bank if it is not in compliance with any of the Provisions at any time. If at any time during the continuance of the Facility and other documents related to the same, the Bank discovers that there had been an infringement of the Provisions or that the continued performance of the obligations in relation to the Facility and other documents related to the same shall be in violation of the Provisions, the Bank shall be entitled to exercise all of its rights contained in this Letter of Offer. The Customer must inform the Bank if any connected / related party relationship arises during the tenure of the Facility.

14.	The Customer is to submit extract of minutes of the Directors’ Resolution and Board of Directors’ meetings (duly certified by the Company’s Secretary) to the Bank within thirty (30) days of such meetings with regards to any of the following: -

(a)	a significant change in the business direction or shareholder,

(b)	any changes in key senior management personnel and the composition of the board of directors, and

(c)	notice of litigation by third parties.

Commercial Financing (Companies) – Letter of Offer Page 19 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

Save as aforesaid, the Bank’s consent needs to be obtained for any of the changes below mentioned;

(a)	a change in the shareholders and the respective shareholdings;

(b)	the procurement of any additional credit; and

(c)	acquisition of assets approved by any relevant authorities.

15.	The Bank has the right to conduct visits to the Customer’s premises to verify the on-going nature of the business and to inspect the books of your company, for the purpose of developing a good banker-customer relationship. The Customer undertakes to extend the utmost co-operation by providing full disclosure of records and all relevant information affecting the operations of the business.

16.	The Trade Financing facilities are subject to periodical review and recallable on demand and its utilization are subject to the Bank’s standard terms and conditions under the Trade Financing facilities.

17.	Any other terms and conditions as may be required by the Bank from time to time subject to Shariah principles shall apply and binding.

18.	Any decision or conclusion related to the Shariah matters pronounced and/or made by the Bank’s Shariah Committee, the Shariah Advisory Council of BNM and/or any related bodies will bind the Customer.

19.	That the terms and conditions in this Letter of Offer contained are not exhaustive and that this Letter of Offer when accepted forms a provisional agreement until a Facility agreement drawn up by the Bank’s panel solicitors has been duly executed. On such signing the terms and condition in this Letter of Offer contained shall be part of the agreement and/or any relevant security documents whether expressly or otherwise.

20.	The facilities are to be utilized for activities that are in line with Shariah principles and the goods (if any) must be “halal” goods only.

21.	The Customer is to execute to the Bank a Letter of Authority to debit the Customer’s account with the Bank for the recovery of the monthly Installments and miscellaneous expenses.

22.	Without prejudice to the foregoing terms and provisions and in addition and without prejudice to any other powers, rights and remedies which the Bank may be entitled to, you shall indemnify the Bank and hold the Bank harmless from and against any losses, damages and expenses, whatsoever, legal or otherwise (including but not limited to all legal costs incurred by the Bank on a solicitor and client basis) which the Bank may sustain, suffer or incur as a consequence of any default in the payment of the facilities on the same or any portion of the same, or any other amounts payable hereunder or on account of the non-observance of all or/any terms stipulations agreements and provisions on the Customer’s part and such losses, damages and expenses shall include but not limited to such amount as the Bank shall certify (such certification being accompanied by the basis and calculation of such amount and being conclusive and binding upon the Customer save for any manifest error).

Commercial Financing (Companies) – Letter of Offer Page 20 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

23.	It is agreed and declared by the parties to this Letter of Offer that notwithstanding any of the provisions of this Letter of Offer to the contrary, any provision or term of this Letter of Offer may at any time and from time to time be varied or amended subject to Shariah principles with twenty-one (21) calendar days’ prior notice and reason by means of a notice to the Customer given in accordance with the provision of this Letter of Offer. Upon such variation and amendment being effective, the relevant provisions of this Letter of Offer shall be deemed to have varied or amended accordingly and shall be read and construed as if such variation and amendment has been incorporated in and has formed part of this Letter of Offer at the time of execution.

In respect of all variations to the Facility made by the Bank, if the Customer is not agreeable to the amended terms and conditions, the Customer shall notify the Bank in writing of the same within twenty-one (21) calendar days from the date of notice by the Bank.

In the event the Customer does not raise any objections within the twenty-one (21) calendar days after the notice of amendments, the Customer shall be considered to have accepted the amendments to the terms and conditions of the Facility. In the event the Customer objects to the amendments, the Customer shall settle the indebtedness of the Facility in full.

24.	If any of the terms and conditions of this Letter of Offer contradicts with any terms and conditions in the security documents, the terms stipulated in the security documents shall prevail.

25.	If any of the provisions of this Letter of Offer becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

26.	The Bank reserves the right in particular to terminate the relationship should there be, in the Bank’s opinion, a material adverse change in the circumstances, financial or otherwise. Notwithstanding the above, the liability in respect of the Facility under shall remain continuing until full settlement.

27.	The Customer agrees and confirms that the continued utilization of the Facility(ies) here are strictly conditional upon its compliance and the compliance of its security parties with the provision of the Limited Liability Partnership Act 2012 and all its regulations, where applicable.

28.	In addition, in the event of default and the financing turns to Impaired Financing (Non-Performing Financing) status, the Bank may at its discretion (but not obliged to) without notice to you, exercise its option of cancelling the Takaful Coverage and recover the policy cash / surrender value to reduce the outstanding balance of the said financing.

29.	In the event of claim, all benefits payable under the Takaful coverage taken up shall be made directly to the Bank and will be first used to offset any outstanding any outstanding amounts under the Facility due to the Bank. The remaining benefits (if any, after the set-off) will be payable to you or your estate (as the case may be).

Commercial Financing (Companies) – Letter of Offer Page 21 of 22

Customer SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no. : SDS/2022/BC-TTDI/34163/AYM Date : 28 October 2022

EE.	SHARIAH COMPLIANCE

1.	The Customer agrees and confirms that this Facility and any transaction entered into pursuant to this Facility are subject to and in conformity with Shariah principles, as ascertained by the Shariah Advisory Council (SAC) of Bank Negara Malaysia and/or any other authority having jurisdiction over the Bank.

2.	Where in any proceedings relating to this Facility and any transaction entered into pursuant to this Facility before any court or arbitrator any question arises concerning a Shariah matter, the court or the arbitrator, as the case maybe shall:

a)	take into consideration any published rulings of the SAC; or

b)	refer such question to the SAC for its ruling.

3.	Any such rulings made by the SAC shall be final and binding among the Customer and the Bank and the court or arbitrator making a reference to the SAC.

4.	If at any time before or during this Facility and any transaction entered into pursuant to this Facility, it is discovered or it has come to the attention of the Customer and the Bank that any aspect or part/portion of this Facility, is likely to infringe any Shariah principles, guidelines, specifications, standards or circulars, the Customer and the Bank agree that the relevant provision and/or term shall be amended/varied for compliance purpose. The amendment or variation is to such extent as is necessary to be in conformity with Shariah principles, guidelines, specifications, standards or circulars. The Bank shall be entitled to issue such amendments or variations by giving the requisite twenty-one (21) calendar days’ notice to the Customer.

5.	The Customer agrees that the Indebtedness arising from the Customer’s utilization of the Facility shall remain intact and owing and shall not in any way or manner be affected adversely by any Shariah ruling as above.

Commercial Financing (Companies) – Letter of Offer Page 22 of 22

PRIVATE & CONFIDENTIAL

Our Ref	: SDS/2022/BC-TTDI/34163/AYM
Date	: 28 October 2022

SAGTEC GROUP SDN. BHD. (1283508P / 201801021489)

10-2, JALAN TANJUNG SD 13/2

BANDAR SRI DAMANSARA

52200 KUALA LUMPUR

Dear Sirs,

Islamic Banking Facility(ies) to SAGTEC GROUP SDN. BHD. (1283508P / 201801021489) (THE “CUSTOMER”) for aggregate amount of RM1,820,472.00

We refer to our previous facility letter(s) to the Customer and are pleased to advise that the Bank has agreed to grant additional banking facility(ies) (the “Facilities”) to the Customer on the following terms and conditions and subject to the satisfactory completion of the documentation as stated in this Letter of offer:

A.	FACILITY(IES) & LIMIT

Type of Facility(ies)	Existing Limit	Additional/ (Reduction)	Revised/ Facility Limit	Pricing
Tawarruq Cash Line-i	RM750,000.00	RM0.00	RM750,000.00	Base Financing Rate (“BFR”) + 1.35% per annum (“p.a”); maximum capping rate: 12% p.a.
Tawarruq Term Financing-i	RM70,472.00	RM0.00	RM70,472.00	Base Financing Rate (“BFR”) + 0.00% per annum (“p.a”); maximum capping rate: 12% p.a.
Tawarruq Cash Line-i 2 (PGGS)	RM0.00	RM500,000.00	RM500,000.00	Base Financing Rate (“BFR”) + 1.35% per annum (“p.a”); maximum capping rate: 12% p.a.
Tawarruq Term Financing-i 2 (PGGS)	RM0.00	RM500,000.00	RM500,000.00	Base Financing Rate (“BFR”) + 1.25% per annum (“p.a”); maximum capping rate: 12% p.a.
Total	RM820,472.00	RM1,000,000.00	RM1,820,472.00

Total facilities : RINGGIT MALAYSIA : One Million Eight Hundred and Twenty Thousand Four Hundred and Seventy-Two Only

AFFIN BANK BERHAD 197501003274 (25046-T) / AFFIN ISLAMIC BANK BERHAD 200501027372 (709506-V)
Business Centre - Taman Tun Dr Ismail Branch 2nd Floor, No. 47 & 49, Jalan Tun Mohd Fuad 3,Taman Tun Dr Ismail, 60000 Kuala Lumpur.
Tel: 603-7727 0900 Fax: 603-7727 0908 Website: www.affinbank.com.my / www.affinislamic.com.my

Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

Our Base Financing Rate (BFR) is currently pegged at 6.31% p.a.

B.	FACILITY(IES) TERMS & CONDITIONS / DETAILS OF FACILITIES

(1)	TAWARRUQ CASH LINE-i 2

Shariah Concept

Tawarruq

Purpose

For working capital purpose.

Pricing

Effective Profit Rate BFR + 1.35% p.a. not exceeding Ceiling Profit Rate of 12% p.a.

The Bank shall grant rebate to the Customer in the amount equivalent to the difference between the Ceiling Profit Rate and the Effective Profit Rate in the manner as determined by the Bank, in the event that the Effective Profit Rate is lower than the Ceiling Profit Rate.

Bank’s Purchase Price:	RM500,000.00
Bank’s Sale Price:	RM1,100,000.00

Agency Fee

RM5.00 per RM1,000,000.00 transaction on pro-rate basis upon each execution of Tawarruq transaction.

Tenure

The facility is for a period of 120 months and subject to yearly review

Payment

The Bank’s Sale Price is calculated at Ceiling Profit Rate. However, the monthly payment will be calculated based on the Effective Profit Rate which will not exceed the Ceiling Profit Rate.

The Bank shall debit your facility account for the profit portion of the Bank’s Sale Price on monthly basis at every month-end, based on the amount of the facility utilized and you are to make good the amount debited.

The principal portion of the Bank’s Sale Price is to be paid at the end of the financing tenor/duration of the facility or at any time that the Bank deems fit with prior notice to you.

Disbursement Condition

1.	execution of security documentation acceptable to the Bank and compliance with conditions precedent to the Bank’s satisfaction
2.	receipt of the notice for disbursement from the Customer;
3.	compliance with the Specific Terms & Conditions

P a g e 2 | 13

Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

Available Period

Within six (6) months of date of facilities is placed at Customer’s disposal, otherwise the facility shall be treated as lapsed and cancelled.

(2)	TAWARRUQ TERM FINANCING-i 2

Shariah Concept

Tawarruq

Purpose

To finance purchase of assets necessary for business operations

Pricing

Effective Profit Rate BFR + 1.25% p.a. not exceeding Ceiling Profit Rate of 12.00% p.a.

The Bank shall grant rebate to the Customer in the amount equivalent to the difference between the Ceiling Profit Rate and the Effective Profit Rate in the manner as determined by the Bank, in the event that the Effective Profit Rate is lower than the Ceiling Profit Rate.

Bank’s Purchase Price:	RMS00,000.00
Bank’s Sale Price:	RM667,333.20

Agency Fee

RM5.00 per RM1,000,000.00 transaction on pro-rate basis upon each execution of Tawarruq transaction.

Tenure

5 years

Payment

The payment amount shall be on a monthly basis inclusive of profit in the following manner:-

No. of Instalments	Frequency	Instalment Amount
60	Monthly	RM10,033.24

The Bank’s Sale price is calculated at Ceiling Profit Rate. However, the monthly payment will be calculated based on the Effective Profit Rate which will not exceed the Ceiling Profit Rate.

Commencement of Payment

The Instalment payment shall commence one (1) month after full drawdown or three (3) months of initial drawdown, whichever is earlier.

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Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

In the event that the full drawdown or initial drawdown is made within 1st to 15th day of the month, the installment shall be due payable on the 5th day of the following month otherwise it will fall after the 15th of the month, the monthly installment shall be due payable on the 5th day of the next following month.

Disbursement Condition

1.	Execution of Security documentation acceptable to the Bank and compliance with condition precedent.
2.	Receipt of the Drawdown Notice from the Customer.
3.	Disbursement shall be made direct to vendor, Shen Zhen AdKiosk Technology Co., Ltd.
4.	Reimbursement to customer is allowed subject to receipt of documentary evidence acceptable to the Bank of payment made.

C.	REVIEW

(1)	The Facility may be subject to annual review or at the Bank’s option any other more frequent review(s) as the Bank at its discretion may decide. Any review if so conducted shall be in the manner as the Bank shall determine.

(2)	Upon such review, the Bank may, subject to Shariah principles, renew, suspend, vary the limit of the Facility and/or impose additional conditions as the Bank deems fit with twenty-one (21) calendar days prior notice to the Customer.

(3)	Any decision by the Bank not to conduct a review during any review period or any failure, omission or delay on the part of the Bank to conduct such review shall not be construed as a waiver of the Bank’s right to review. It shall also not prejudice the Bank’s rights to accelerate or recover amount due by the Customer and or guarantors in an event of default.

(4)	The next review date is 31 August 2023.

D.	SECURITY

(1)	Upstamping of the existing Master Facilities Agreement for additional facilities amount

(2)	Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) guarantee under the Pemulih Government Guarantee Scheme (PGGS) for guarantee coverage of 80% of the Tawarruq Cash Line-i 2 and Tawarruq Term Financing-i 2 facilities limit of RM1,000,000.00.

(3)	Upfront placement of First Party Term Deposit-i of RM300,000.00 to be held on lien with the Bank.

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Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

Profit earned on the Term Deposit-i is to be reinvested / capitalized upon each maturity.

(4)	Collection of monthly sinking fund for RM4,000.00 into an account to be determined by the Bank.

First collection is to commence 1 months after the date of full disbursement. Profit earned, if any, is to be reinvested/capitalized upon each maturity.

(5)	Personal Guarantee for RM1,820,472.00 is to be executed by Ng Chen Lok (NRIC No: 870203-06-5701).

E.	EXISTING SECURITY

All the existing securities are to remain unchanged, and, they are to secure the entire banking facilities granted to the Customer from time to time.

F.	EXECUTION OF SECURITY DOCUMENTATION

All relevant security documentation is to be executed within sixty (60) days from the date of acceptance of this Letter of Offer by the Customer, failing which the Bank shall be entitled at its discretion to extend the time for execution for such period as it deems fit, or to terminate / cancel this offer and upon such termination or cancellation, the Bank’s liability hereunder shall be absolved and the Customer shall have no right to claim against the Bank.

G.	TRANSACTION DOCUMENTS

Item	Facility(ies)	Documentation
1.	Tawarruq Cash Line-i 2	a) Master Facilities Agreement; b) Purchase Undertaking; c) Murabahah Verbal Aqad (in replacement of Murabahah Sale Contract); and d) Letter of Agency.
2.	Tawarruq Term Financing-i 2	a) Master Facilities Agreement; b) Purchase Undertaking; c) Murabahah Verbal Aqad (in replacement of Murabahah Sale Contract); and d) Letter of Agency.

H.	CONDITIONS PRECEDENT

The utilization and drawdown of the facilities may be allowed only after fulfillment of the following:

1.	Acceptance of this Letter of Offer.

2.	Submission of a certified true copy of the Company’s Board of Directors Resolution authorizing the acceptance of the banking facilities and any variation to the utilization of the approved facilities, if applicable

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Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

3.	Execution and completion of all security documents, as confirmed by the Bank Panel Solicitors.

4.	Written confirmation from Bank Panel Solicitors that all security documents have been duly executed, stamped and in the case of land charges, legal assignment of Sale & Purchase Agreement, debenture and cash lien, these documents have all been presented for registration (supported by registration numbers as appropriate) with the relevant authorities. (where applicable).

5.	Written confirmation from the Official Assignee that directors, chargors, and guarantors (wherever applicable) have not been adjudicated a bankrupt or wound up as appropriate.

6.	Affin Islamic’s panel takaful company shall be your preferred takaful company and chargeable security to be adequately covered with them incorporating charging clause in favour of Affin Islamic Bank.

Notwithstanding the above, you are free to use the service of any Takaful operators of your choice that provide adequate coverage against such risks as the Bank may require and determine fit. The takaful certificate shall be duly assigned to the Bank for the duration of the Facility.

7.	Confirmation by the Bank’s solicitors that they have filed Statement of Particulars with Companies Commission of Malaysia, where applicable.

8.	The Customer is advised to open and maintain an Islamic Current Account with the Bank.

9.	The Customer is advised to execute a Letter of Authorization authorizing the Bank to debit the Islamic Current Account with the Bank for servicing the monthly payment via the Automatic Fund Transfer (AFT) for the Banking facilities, if any, collection of sinking fund or any amount due in respect of the financing.

10.	Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) guarantee under Pemulih Government Guarantee Scheme (PGGS) approval notification must be obtained for guarantee coverage 80% of the Tawarruq Cash Line-i 2 and Tawarruq Term Financing-i 2 facilities limit of RMl,000,000.00. The Bank reserves the right to cancel or recall the facility should SJPP approval is not obtained.

11.	Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) guarantee fee of 1% per annum is to be paid upfront by the Customer upon signing of Letter of Offer. The amount is to be credited into the Customer’s Islamic Current Account and earmarked for payment upon receipt of quarterly guarantee fee invoice from Syarikat Jaminan Pembiayaan Perniagaan Berhad.

12.	Submission of audited report FYE06/22 prior to disbursement

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Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

I.	OTHER CONDITIONS

1.	Annual guarantee fee under Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) guarantee under Pemulih Government Guarantee Scheme (PGGS) of 1.0% p.a. is to be borne by Customer.

2.	The Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) guarantee under Pemulih Government Guarantee Scheme (PGGS) shall be for a period of ten (10) years or until 31/12/2032, whichever is earlier.

3.	The Facility is guaranteed by Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) and you shall agree and provide your consent to disclosure of any document or information relating to Customer’s account or affairs to Syarikat Jaminan Pembiayaan Perniagaan Berhad (SJPP) as security provider.

J.	CONVENANT

1.	Customer is to ensure advances to related parties does not exceed RM190,000.00 as long as the bank facilities subsist.

K.	ADDITIONAL TERMS & CONDITIONS

1.	All financing proceeds are to be used for the intended purpose.

2.	Submission of audited financial statements within six (6) months of financial year closing.

3.	Submission of Management Accounts within one (1) month of each quarterly closing.

4.	No change in ownership without Bank’s prior written permission.

5.	Payment of all rents, rates and taxes appropriate on a timely basis.

6.	Possession of all necessary licenses and compliance with all regulations relating to the business.

7.	No disposal of assets without Bank’s prior approval.

8.	Not to enter into joint ventures, profit sharing or royalty agreement without Bank’s prior approval.

9.	Not to enter into any merger, consolidation or reorganization without Bank’s prior approval.

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Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

10.	Not to enter into any management contract or similar arrangement where the business is managed by third parties.

L.	REBATE

(1)	The Bank shall grant rebate to the Customer (in accordance to the approved formula by the Shariah Advisory Council of BNM and any amendment of the same) if any of the following shall occur:

(i)	The Customer makes early settlement or early redemption, including those arising from prepayment
(ii)	The Customer makes settlement of the original financing contract due to financing restructuring exercise;
(iii)	The Customer makes settlement of the Facility in the case of default; or
(iv)	The Customer makes settlement of the Facility in the event of termination or cancellation of financing before the maturity date.

(2)	Rebate shall be calculated based on the following formula:

(i)	Normal Situation

Deferred profit (at the point of settlement of financing) - Early Settlement Charges (if any).

(ii)	For non-delivery/non-possession of asset

Deferred profit (at the point of settlement of financing) + Undisbursed principal or Cost of Purchase - Early Settlement Charges (if any).

(3)	Rebate shall not be construed in any manner whatsoever as cash rebate payable principal to the Customer, but shall be reflected as a reduction in the profit and element of the installment/payment of the Bank’s Sale Price.

(4)	Rebate shall only be granted in the manner as determined by the Bank upon receipt of the settlement/redemption sum.

M.	COMPENSATION CHARGES (TA’WIDH)

(1)	The Customer shall be liable to pay the Bank compensation on any amount overdue as follows (in accordance to the approved formula by the Shariah Advisory Council of BNM and any amendment of the same):

(i)	if the default occurs during the Tenure of the Facility as provided in this Letter of Offer, at the rate of one per centum (1%) per annum on such overdue Installment under the Facility or on such outstanding balance of the principal sum and earned profit (if any) (subject to rebate, if applicable), in the case of default causing the entire Facility to be recalled or brought to court for judgement prior to maturity, whichever applicable, or any other method approved by the Bank’s Shariah Committee and/or Shariah Advisory Council of BNM; and

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Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

(ii)	if the default occurs after the maturity of the Facility as provided or upon judgment, whichever is earlier, at the rate which is the prevailing daily overnight Islamic Interbank Money Market rate on such outstanding balance of the principal sum and earned profit (if any) (subject to rebate, if applicable) or any other method approved by the Bank’s Shariah Committee and/or Shariah Advisory Council of BNM.

(2)	It is further agreed that the compensation shall not be compounded.

(3)	The compensation at the aforesaid rate shall be payable by the Customer after as well as before any judgment or order of court.

N.	FACILITIES GRANTED IN FOREIGN CURRENCIES (if applicable)

In the event that the Bank decides to recall any facility/ies granted in Foreign Currency in this Letter of Offer, the Bank shall be entitled to convert the Foreign Currency to Ringgit equivalent using the prevailing rate quoted by the Bank’s Treasury Department.

O.	PREPAYMENT

Prepayment in respect to Istisna’ Term Financing-i, Ijarah Term Financing-i, Murabahah Term Financing-i, Musharakah Mutanaqisah Term Financing-i, Tawarruq Term Financing-i and Tawarruq Revolving Credit-i (whichever applicable) shall be allowed by giving 30 days’ notice to the Bank of the Customer’s intention of such prepayment; failing which the Bank may factor in such associated cost in reducing Ibra’, exercise price, buyout amount (whichever applicable). Such notice shall be irrevocable and subject to the minimum amount of RMl,000.00.

P.	EARLY SETTLEMENT

At the discretion of the Bank, the Customer may make an early settlement to the Bank of the Facility(ies) (if applicable) subject to the following conditions:

(a)	the Bank shall have received from the Customer not less than thirty (30) days or such other period as may be prescribed by the Bank from time to time, prior written notice (“Early Settlement Notice”) of its intention to make early settlement specifying the relevant amount to be paid and the date of such payment failing which the Bank shall have the right to factor in such associated costs or charges in the exercise price formula under the respective purchase undertaking accordingly or in reducing the ibra’ amount, whichever applicable;

(b)	the Customer has paid in full all other monies due and outstanding under the Facility(ies) and the relevant security documents;

(c)	the amount payable by the Customer in respect of such early settlement shall be determined by the Bank at its discretion in accordance with the principles of Shariah; and

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Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

(d)	any Early Settlement Notice once given shall be irrevocable and the Customer shall pay the amount as determined by the Bank on the date specified in such Early Settlement Notice.

Q.	AVAILABILITY PERIOD

The disbursement of the financing shall be effected within the availability period of six (6) months from the date the facility is placed at Customer’s disposal, otherwise the financing shall be treated as lapsed and cancelled.

R.	DISBURSEMENT

The disbursement of all the facilities are further subject to:

(a)	execution of security documentation acceptable to the Bank and compliance with conditions precedent to the Bank’s satisfaction;

(b)	the Specific Terms & Conditions annexed to this Letter of Offer.

S.	TAKAFUL CONTRACT

Fire Takaful Contract on the properties charged shall be obtained from Takaful Company on the Bank’s panel and duly assigned to the Bank and the Bank is the beneficiary of the policy, for the duration of the facilities.

T.	FLOOR RATE

For facilities pegged to Base Financing Rate (“BFR”), Base Rate (“BR”) and Islamic Cost of Fund (“iCOF”), the effective profit rate is subject to a minimum rate of 3.0% per annum (“p.a.”) or such other minimum rate as may be prescribed by the Bank from time to time with prior notice to you.

U.	ATTACHMENT

The Attachments (which include the Standard Terms and Conditions and the Specific Terms and Conditions) as attached to this Letter of Offer shall form part of this Letter of Offer.

Bank Negara Malaysia has now established the Central Credit Bureau to collect information from banks regarding the customers and the credit facilities granted to the customers. This is to enable participating banks who are approached for credit facilities by a customer to be informed by the Bureau of the customer and the aggregate credit facilities granted to the customer by the other banks.

This information is kept strictly confidential between the Bureau and all participating Banks and it is a term of the financing facilities offered in this Letter of Offer to you that information regarding it will be given to the Bureau for the use of the Bureau and participating Banks.

Apart from the above amendments, all other existing terms and conditions of our facility(ies) to you shall remain the same.

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Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

Please indicate your acceptance of the above banking arrangement by signing and returning to the Bank the duplicate of the Letter of Offer and the appendices within fourteen (14) days from the date of this Letter of Offer, together with the following documents, duly certified true copy by the Company Secretary:

1.	a copy of the Board Resolution together with a copy of the certificate of incorporation and Memorandum and Articles or Constitution; and
2.	a copy of the latest Forms 24, 44 and 49 or other relevant forms under the Companies Act 2016 of the Customer.

failing which the Bank shall be entitled at its discretion to either treat this offer as having lapsed or extend the time of acceptance for such period as it deems fit.

In the event of a discrepancy or an ambiguity or any inconsistency(ies) between the terms of this Letter of Offer and those of the Standard Terms and Conditions and / or the Specific Terms and Conditions, the terms of this Letter of Offer shall prevail to the extent of such discrepancy or ambiguity or inconsistency(ies) ) but only to such extent.

This Letter of Offer will be governed by Malaysian laws.

The terms of this Letter of Offer may be varied or waived by notice in writing by the Bank and the Bank in its discretion may require the Customer to countersign such written notice.

All documents should be forwarded to:

Affin Islamic Bank Berhad

Financing Credit Administration & Documentation

Security Documentation Section

9th Floor, Menara Affin,

80 Jalan Raja Chulan

50200 Kuala Lumpur

For any clarification on security documentation, kindly contact;

Officer: Azman Yacob

Contact no.: 03-2731 5266

For any enquiry regarding the terms and conditions of the facility(ies) granted, kindly contact;

Relationship Manager	: Er Chun Sean
Contact no.	: 03-77270906
E-mail Address	: seaner@affinbank.com.my

The facilities will be made available to you at our Branch at the following address:-

Affin Islamic Bank Berhad

Taman Tun Dr. Ismail Branch

No. 47 & 49,

Jln Tun Mohd Fuad 3,

Tmn Tun Dr. Ismail,

60000 Kuala Lumpur

Tel: 03-7727 9080, 03-7727 9082

Fax: 03-7727 9543

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Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

We thank you for giving the Bank the opportunity to be of service to you.

Yours faithfully,

for AFFIN ISLAMIC BANK BERHAD

/s/ Er Chun Sean	/s/ Benjamin Chu
Authorised Signatory	Authorised Signatory

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Customer: SAGTEC GROUP SDN. BHD. (1283508P/201801021489) Ref no.: SDS/2022/BC-TTDI/34163/AYM Date: 28 October 2022

REMINDER: The Customer is reminded to read and understand the terms and conditions of this Letter of Offer and the Attachments before signing below. In the event there are any terms and conditions in this Letter of Offer and the Attachments that the Customer does not understand, the Customer is advised to discuss further with the Bank’s staff, representative or agent before signing below.

I/We, SAGTEC GROUP SDN. BHD. (1283508P / 201801021489) accept the foregoing terms and conditions and the attached Standard Terms and Conditions and Specific Terms and Conditions in respect of the banking facilities offered, and we authorize the Bank to conduct credit checks on us with any credit reference agencies at any time and from time to time, and, I/we confirm that I/we has/have read and consent to the terms of the Privacy Notice on the Bank’s website

Authorised signatories for and on behalf of SAGTEC GROUP SDN. BHD. (1283508P / 201801021489)

/s/ NG CHEN LOK
Name:	NG CHEN LOK	Name:
NRIC No:	870203-06-5701	NRIC No:
Date:		Date:

Name:	Name:
NRIC No:	NRIC No:
Date:	Date:

Rubber stamp of the Customer, SAGTEC GROUP SDN. BHD. (1283508P / 201801021489)

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PRIVATE & CONFIDENTIAL

Our Ref	: FCAD/RNC/24/0-00000822/LO001
Date	: 20/08/2024

SAGTEC GROUP SDN. BHD. (201801021489)

NO 43-1

JALAN BESAR KEPONG

KEPONG

52100 KUALA LUMPUR

W.P KUALA LUMPUR

MALAYSIA

Dear Sir/Madam,

ISLAMIC BANKING FACILITY(IES) GRANTED TO SAGTEC GROUP SDN. BHD. (201801021489) (“CUSTOMER”)

We refer to our previous Letter(s) of Offer and wish to advise that the Bank has approved to renew your existing facility(ies), the next renewal date will be on 31/08/2025.

All other existing terms and conditions including the security as per our previous Letter(s) of Offer are to remain unchanged unless specified otherwise in this letter.

For any enquiry, kindly contact: -

Relationship Manager	: NATALIE YAP CHAI YEAN
Contact No.	: 03-77270900

Thank you.

Yours Sincerely
for AFFIN ISLAMIC BANK BERHAD

/s/ Natalie Yap Chai Yean	/s/ Benjamin Chu Yau Wei
NATALIE YAP CHAI YEAN	BENJAMIN CHU YAU WEI
RELATIONSHIP MANAGER	BC HEAD, TTDI

always about you

t\ 03-7777 0900     f\ 03-7727 0908       w\ AffinGroup.com

a\ Business Centre - Taman Tun Dr Ismail Branch 2nd Floor, No. 47 & 49, Jalan Tun Mohd Fuad 3, Taman Tun Dr Ismail, 60000 Kuala Lumpur.

AFFIN BANK BERHAD 197501003274 (25046-T) - AFFIN ISLAMIC BANK BERHAD 200501027372 (709506-V)

AFFIN HWANG INVESTMENT BANK BERHAD 197301000792 (14389-U)